UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file

number	811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	12/31

Date of reporting period:	6/30/16

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMFR-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.89%
Series II Shares	-4.03
S&P 500 Index▼ (Broad Market Index)	3.84
Russell 1000 Growth Index▼ (Style-Specific Index)	1.36
Lipper VUF Large-Cap Growth Funds Index¢ (Peer Group Index)	-2.62

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (7/3/95)	8.60%
10 Years	7.24
5 Years	9.06
1 Year	-1.50

Series II Shares
Inception (9/18/00)	0.09%
10 Years	6.97
5 Years	8.78
1 Year	-1.76

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.68%
Aerospace & Defense–2.25%
Honeywell International Inc.	23,377	$2,719,213
Raytheon Co.	76,742	10,433,075
		13,152,288

Air Freight & Logistics–0.48%
FedEx Corp.	18,428	2,797,002

Airlines–0.72%
Southwest Airlines Co.	107,873	4,229,700

Application Software–1.81%
salesforce.com, inc.(b)	133,432	10,595,835

Biotechnology–8.59%
Alexion Pharmaceuticals, Inc.(b)	15,762	1,840,371
Alkermes PLC(b)	80,372	3,473,678
Amgen Inc.	50,692	7,712,788
Biogen Inc.(b)	19,803	4,788,761
Celgene Corp.(b)	149,960	14,790,555
Gilead Sciences, Inc.	181,934	15,176,934
Vertex Pharmaceuticals Inc.(b)	28,657	2,465,075
		50,248,162

Cable & Satellite–4.01%
Charter Communications, Inc.–Class A(b)	18,053	4,127,638
Comcast Corp.–Class A	106,405	6,936,542
DISH Network Corp.–Class A(b)	237,075	12,422,730
		23,486,910

Communications Equipment–0.36%
Palo Alto Networks, Inc.(b)	17,033	2,088,927

Consumer Electronics–3.28%
Harman International Industries, Inc.	59,574	4,278,605
Sony Corp. (Japan)	508,800	14,892,038
		19,170,643

Consumer Finance–1.03%
Synchrony Financial(b)	238,685	6,033,957

Data Processing & Outsourced Services–5.36%
First Data Corp.–Class A(b)	721,362	7,985,477
MasterCard, Inc.–Class A	105,379	9,279,675
Visa Inc.–Class A	190,341	14,117,592
		31,382,744

Distillers & Vintners–0.75%
Constellation Brands, Inc.–Class A	26,644	4,406,918

Drug Retail–0.52%
CVS Health Corp.	31,511	3,016,863

Environmental & Facilities Services–1.17%
Republic Services, Inc.	133,062	6,827,411

	Shares	Value
Health Care Equipment–1.14%
Medtronic PLC	76,889	$6,671,659

Home Entertainment Software–4.09%
Activision Blizzard, Inc.	447,073	17,717,503
Electronic Arts Inc.(b)	81,812	6,198,077
		23,915,580

Home Improvement Retail–3.52%
Lowe’s Cos., Inc.	260,038	20,587,208

Hotels, Resorts & Cruise Lines–2.27%
Carnival Corp.	197,381	8,724,240
Royal Caribbean Cruises Ltd.	68,075	4,571,236
		13,295,476

Household Appliances–0.92%
Whirlpool Corp.	32,152	5,357,809

Industrial Conglomerates–0.98%
Danaher Corp.	29,949	3,024,849
Roper Technologies, Inc.	15,992	2,727,596
		5,752,445

Industrial Gases–1.15%
Air Products and Chemicals, Inc.	47,537	6,752,156

Internet Retail–8.41%
Amazon.com, Inc.(b)	47,722	34,150,817
Netflix Inc.(b)	46,841	4,285,015
Priceline Group Inc. (The)(b)	8,661	10,812,479
		49,248,311

Internet Software & Services–12.16%
Alibaba Group Holding Ltd.–ADR (China)(b)	47,198	3,753,657
Alphabet Inc.–Class A(b)	50,417	35,469,872
Facebook Inc.–Class A(b)	279,375	31,926,975
		71,150,504

Investment Banking & Brokerage–0.82%
Charles Schwab Corp. (The)	189,574	4,798,118

IT Consulting & Other Services–0.41%
Cognizant Technology Solutions Corp.–Class A(b)	41,569	2,379,410

Life Sciences Tools & Services–1.22%
Thermo Fisher Scientific, Inc.	48,365	7,146,412

Managed Health Care–2.72%
UnitedHealth Group Inc.	112,961	15,950,093

Movies & Entertainment–0.48%
Time Warner Inc.	38,401	2,824,010

Oil & Gas Equipment & Services–1.67%
Halliburton Co.	216,131	9,788,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Oil & Gas Exploration & Production–0.90%
Pioneer Natural Resources Co.	34,883	$5,274,658

Packaged Foods & Meats–1.70%
JM Smucker Co. (The)	34,570	5,268,813
Tyson Foods, Inc.–Class A	69,725	4,656,933
		9,925,746

Pharmaceuticals–5.49%
Allergan PLC(b)	57,241	13,227,823
Bristol-Myers Squibb Co.	133,694	9,833,194
Eli Lilly and Co.	69,966	5,509,822
Zoetis Inc.	75,430	3,579,908
		32,150,747

Semiconductors–3.55%
Broadcom Ltd. (Singapore)	88,329	13,726,327
NXP Semiconductors N.V. (Netherlands)(b)	90,184	7,065,014
		20,791,341

Soft Drinks–1.10%
Monster Beverage Corp.(b)	39,918	6,415,222

Specialized Consumer Services–0.42%
Service Corp. International	90,254	2,440,468

Specialized Finance–1.04%
S&P Global Inc.	56,878	6,100,734

Specialized REIT’s–1.47%
American Tower Corp.	75,511	8,578,805

	Shares	Value
Specialty Chemicals–0.90%
Sherwin-Williams Co. (The)	18,022	$5,292,521

Systems Software–2.49%
Microsoft Corp.	216,743	11,090,739
ServiceNow, Inc. (b)	52,786	3,504,991
		14,595,730

Technology Hardware, Storage & Peripherals–3.55%
Apple Inc.	217,291	20,773,020

Tobacco–3.56%
Altria Group, Inc.	103,652	7,147,842
Philip Morris International Inc.	134,767	13,708,499
		20,856,341

Wireless Telecommunication Services–1.22%
Sprint Corp.(b)	1,576,120	7,139,824
Total Common Stocks & Other Equity Interests (Cost $408,519,482)		583,390,281

Money Market Funds–0.46%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	1,360,539	1,360,539
Premier Portfolio–Institutional Class, 0.40%(c)	1,360,540	1,360,540
Total Money Market Funds (Cost $2,721,079)		2,721,079
TOTAL INVESTMENTS–100.14% (Cost $411,240,561)		586,111,360
OTHER ASSETS LESS LIABILITIES–(0.14)%		(838,751)
NET ASSETS–100.00%		$585,272,609

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Information Technology	33.8%
Consumer Discretionary	23.3
Health Care	19.2
Consumer Staples	7.6
Industrials	5.6
Financials	4.4
Energy	2.6
Materials	2.0
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	0.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $408,519,482)	$583,390,281
Investments in affiliated money market funds, at value and cost	2,721,079
Total investments, at value (Cost $411,240,561)	586,111,360
Foreign currencies, at value (Cost $44,455)	47,311
Receivable for:
Fund shares sold	279,693
Dividends	413,743
Investment for trustee deferred compensation and retirement plans	343,364
Other assets	387
Total assets	587,195,858

Liabilities:
Payable for:
Investments purchased	329,171
Fund shares reacquired	409,044
Accrued fees to affiliates	782,460
Accrued trustees’ and officers’ fees and benefits	855
Accrued other operating expenses	23,848
Trustee deferred compensation and retirement plans	377,871
Total liabilities	1,923,249
Net assets applicable to shares outstanding	$585,272,609

Net assets consist of:
Shares of beneficial interest	$343,608,408
Undistributed net investment income (loss)	(151,865)
Undistributed net realized gain	66,942,847
Net unrealized appreciation	174,873,219
$585,272,609

Net Assets:
Series I	$428,114,805
Series II	$157,157,804

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,774,597
Series II	2,931,953
Series I:
Net asset value per share	$55.07
Series II:
Net asset value per share	$53.60

Investment income:
Dividends (net of foreign withholding taxes of $4,115)	$3,263,139
Dividends from affiliated money market funds (includes securities lending income of $1,966)	20,404
Total investment income	3,283,543

Expenses:
Advisory fees	1,987,816
Administrative services fees	752,512
Custodian fees	15,214
Distribution fees — Series II	196,918
Transfer agent fees	49,363
Trustees’ and officers’ fees and benefits	14,542
Reports to shareholders	3,059
Professional services fees	23,714
Other	6,975
Total expenses	3,050,113
Less: Fees waived	(7,716)
Net expenses	3,042,397
Net investment income	241,146

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(80,821))	17,316,608
Foreign currencies	(5,006)
17,311,602
Change in net unrealized appreciation (depreciation) of:
Investment securities	(44,642,485)
Foreign currencies	3,114
(44,639,371)
Net realized and unrealized gain (loss)	(27,327,769)
Net increase (decrease) in net assets resulting from operations	$(27,086,623)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income (loss)	$241,146	$(809,606)
Net realized gain	17,311,602	52,382,485
Change in net unrealized appreciation (depreciation)	(44,639,371)	(17,203,818)
Net increase (decrease) in net assets resulting from operations	(27,086,623)	34,369,061

Distributions to shareholders from net realized gains:
Series l	—	(2,611,057)
Series ll	—	(990,300)
Total distributions from net realized gains	—	(3,601,357)

Share transactions–net:
Series l	(31,526,496)	(85,531,558)
Series ll	(11,331,113)	(31,089,512)
Net increase (decrease) in net assets resulting from share transactions	(42,857,609)	(116,621,070)
Net increase (decrease) in net assets	(69,944,232)	(85,853,366)

Net assets:
Beginning of period	655,216,841	741,070,207
End of period (includes undistributed net investment income (loss) of $(151,865) and $(393,011), respectively)	$585,272,609	$655,216,841

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. American Franchise Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. American Franchise Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $7,716.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $70,045 for accounting and fund administrative services and reimbursed $682,467 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $1,984 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Invesco V.I. American Franchise Fund

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$571,219,322	$14,892,038	$—	$586,111,360

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities sales of $315,458, which resulted in net realized gains (losses) of $(80,821).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $181,407,124 and $217,127,160, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Invesco V.I. American Franchise Fund

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$180,583,074
Aggregate unrealized (depreciation) of investment securities	(8,722,931)
Net unrealized appreciation of investment securities	$171,860,143

Cost of investments for tax purposes is $414,251,217.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	131,326	$7,034,129	254,518	$14,486,619
Series II	88,450	4,574,452	180,274	9,991,611

Issued as reinvestment of dividends:
Series I	—	—	48,878	2,611,057
Series II	—	—	19,008	990,300

Reacquired:
Series I	(720,928)	(38,560,625)	(1,813,621)	(102,629,234)
Series II	(306,360)	(15,905,565)	(762,570)	(42,071,423)
Net increase (decrease) in share activity	(807,512)	$(42,857,609)	(2,073,513)	$(116,621,070)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$57.30	$0.04	$(2.27)	$(2.23)	$—	$—	$—	$55.07	(3.89)%	$428,115	0.97	%(d)	0.97	%(d)	0.15	%(d)	31%
Year ended 12/31/15	54.88	(0.03)	2.76	2.73	—	(0.31)	(0.31)	57.30	5.01	479,298	0.96		0.96		(0.05)		68
Year ended 12/31/14	50.63	(0.09)	4.36	4.27	(0.02)	—	(0.02)	54.88	8.44	541,929	0.92		0.95		(0.17)		64
Year ended 12/31/13	36.28	0.04	14.50	14.54	(0.19)	—	(0.19)	50.63	40.13	580,620	0.90		0.96		0.08		75
Year ended 12/31/12	31.90	0.19	4.19	4.38	—	—	—	36.28	13.73	496,341	0.88		0.98		0.52		190
Year ended 12/31/11	34.00	(0.05)	(2.05)	(2.10)	—	—	—	31.90	(6.18)	122,986	0.84		0.99		(0.15)		126
Series II
Six months ended 06/30/16	55.85	(0.03)	(2.22)	(2.25)	—	—	—	53.60	(4.03)	157,158	1.22	(d)	1.22	(d)	(0.10	)(d)	31
Year ended 12/31/15	53.63	(0.16)	2.69	2.53	—	(0.31)	(0.31)	55.85	4.75	175,919	1.21		1.21		(0.30)		68
Year ended 12/31/14	49.58	(0.22)	4.27	4.05	—	—	—	53.63	8.17	199,141	1.17		1.20		(0.42)		64
Year ended 12/31/13	35.55	(0.07)	14.20	14.13	(0.10)	—	(0.10)	49.58	39.79	257,788	1.15		1.21		(0.17)		75
Year ended 12/31/12	31.35	0.10	4.10	4.20	—	—	—	35.55	13.40	224,334	1.13		1.23		0.27		190
Year ended 12/31/11	33.49	(0.14)	(2.00)	(2.14)	—	—	—	31.35	(6.39)	85,724	1.09		1.24		(0.40)		126

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $14,357,093 and sold of $15,173,740 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $81,993,574 and sold of $49,870,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $432,295 and $158,400 for Series I and Series II, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$961.10	$4.73	$1,020.04	$4.87	0.97%
Series II	1,000.00	959.70	5.94	1,018.80	6.12	1.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.89% and 1.14%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.34 and $5.55 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.47 and $5.72 for Series I and Series II shares, respectively.

Invesco V.I. American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. American Franchise Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Large-Cap Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. Invesco Advisers noted that the markets had been challenging for the Fund’s trend driven investment process. The Trustees also reviewed

Invesco V.I. American Franchise Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one mutual fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the

Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. American Franchise Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMVA-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	2.23%
Series II Shares	2.12
S&P 500 Index▼ (Broad Market Index)	3.84
Russell Midcap Value Index▼ (Style-Specific Index)	8.87
Lipper VUF Mid-Cap Value Funds Index¢ (Peer Group Index)	6.30

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (1/2/97)	9.45%
10 Years	7.27
5 Years	8.59
1 Year	-11.75

Series II Shares
Inception (5/5/03)	10.06%
10 Years	7.10
5 Years	8.36
1 Year	-11.94

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above,

for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.55%
Aerospace & Defense–2.95%
Textron Inc.	293,362	$10,725,315

Alternative Carriers–2.81%
Level 3 Communications, Inc.(b)	197,995	10,194,763

Apparel Retail–1.26%
Ascena Retail Group, Inc.(b)	652,364	4,560,024

Application Software–2.22%
Citrix Systems, Inc.(b)	100,450	8,045,041

Auto Parts & Equipment–5.11%
Dana Holding Corp.	303,271	3,202,542
Johnson Controls, Inc.	347,182	15,366,275
		18,568,817

Automotive Retail–2.66%
Advance Auto Parts, Inc.	59,692	9,648,018

Broadcasting–2.67%
TEGNA Inc.	417,763	9,679,569

Building Products–4.17%
Masco Corp.	210,350	6,508,229
Owens Corning	167,780	8,644,026
		15,152,255

Communications Equipment–2.76%
Ciena Corp.(b)	534,756	10,026,675

Construction & Engineering–2.56%
Fluor Corp.	188,795	9,303,818

Construction Materials–2.90%
Eagle Materials Inc.	136,403	10,523,491

Diversified Banks–1.85%
Comerica Inc.	163,225	6,713,444

Diversified Chemicals–2.80%
Eastman Chemical Co.	149,776	10,169,790

Diversified REIT’s–3.63%
Forest City Realty Trust, Inc.–Class A	591,181	13,189,248

Electric Utilities–2.66%
Edison International	124,435	9,664,866

Electronic Equipment & Instruments–3.74%
Keysight Technologies, Inc.(b)	302,989	8,813,950
Zebra Technologies Corp.–Class A(b)	95,461	4,782,596
		13,596,546

Environmental & Facilities Services–2.18%
Clean Harbors, Inc.(b)	152,257	7,934,112

	Shares	Value
Health Care Facilities–8.55%
Brookdale Senior Living Inc.(b)	463,732	$7,160,022
HealthSouth Corp.	266,384	10,341,027
Universal Health Services, Inc.–Class B	101,047	13,550,403
		31,051,452

Heavy Electrical Equipment–0.55%
Babcock & Wilcox Enterprises, Inc.(b)	136,118	1,999,573

Industrial Machinery–2.78%
Ingersoll-Rand PLC	158,308	10,081,053

Insurance Brokers–5.53%
Arthur J. Gallagher & Co.	175,308	8,344,661
Willis Towers Watson PLC	94,272	11,718,952
		20,063,613

Investment Banking & Brokerage–1.79%
Stifel Financial Corp.(b)	206,329	6,489,047

IT Consulting & Other Services–2.15%
Teradata Corp.(b)	311,684	7,813,918

Multi-Utilities–1.09%
CenterPoint Energy, Inc.	164,363	3,944,712

Oil & Gas Equipment & Services–3.57%
Amec Foster Wheeler PLC (United Kingdom)	585,579	3,832,882
Amec Foster Wheeler PLC–ADR (United Kingdom)	41,919	273,731
Baker Hughes Inc.	196,480	8,867,142
		12,973,755

Oil & Gas Exploration & Production–3.20%
Devon Energy Corp.	320,766	11,627,767

Oil & Gas Storage & Transportation–1.03%
Williams Cos., Inc. (The)	172,235	3,725,443

Packaged Foods & Meats–3.16%
ConAgra Foods, Inc.	240,211	11,484,488

Property & Casualty Insurance–3.18%
FNF Group	308,125	11,554,688

Regional Banks–6.66%
BB&T Corp.	291,404	10,376,897
Wintrust Financial Corp.	206,995	10,556,745
Zions Bancorp.	128,788	3,236,442
		24,170,084

Retail REIT’s–1.26%
Kimco Realty Corp.	145,361	4,561,428

Specialty Chemicals–2.04%
W.R. Grace & Co.	101,071	7,399,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Technology Hardware, Storage & Peripherals–1.66%
Diebold, Inc.	242,882	$6,030,760

Trucking–1.42%
Swift Transportation Co.(b)	335,436	5,169,069
Total Common Stocks & Other Equity Interests (Cost $328,379,352)		357,836,050

Money Market Funds–2.28%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	4,140,915	4,140,915
Premier Portfolio–Institutional Class, 0.40%(c)	4,140,915	4,140,915
Total Money Market Funds (Cost $8,281,830)		8,281,830
TOTAL INVESTMENTS–100.83% (Cost $336,661,182)		366,117,880
OTHER ASSETS LESS LIABILITIES–(0.83)%		(3,022,070)
NET ASSETS–100.00%		$363,095,810

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	23.9%
Industrials	16.6
Information Technology	12.5
Consumer Discretionary	11.7
Health Care	8.6
Energy	7.8
Materials	7.7
Utilities	3.7
Consumer Staples	3.2
Telecommunication Services	2.8
Money Market Funds Plus Other Assets Less Liabilities	1.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $328,379,352)	$357,836,050
Investments in affiliated money market funds, at value and cost	8,281,830
Total investments, at value (Cost $336,661,182)	366,117,880
Cash	46,598
Foreign currencies, at value (Cost $340)	339
Receivable for:
Investments sold	1,949,902
Fund shares sold	80,072
Dividends	594,506
Investment for trustee deferred compensation and retirement plans	47,992
Total assets	368,837,289

Liabilities:
Payable for:
Investments purchased	3,056,998
Fund shares reacquired	2,095,433
Accrued fees to affiliates	510,507
Accrued trustees’ and officers’ fees and benefits	562
Accrued other operating expenses	22,295
Trustee deferred compensation and retirement plans	55,684
Total liabilities	5,741,479
Net assets applicable to shares outstanding	$363,095,810

Net assets consist of:
Shares of beneficial interest	$310,719,599
Undistributed net investment income	1,444,864
Undistributed net realized gain	21,485,303
Net unrealized appreciation	29,446,044
$363,095,810

Net Assets:
Series I	$120,878,030
Series II	$242,217,780

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,534,567
Series II	15,253,017
Series I:
Net asset value per share	$16.04
Series II:
Net asset value per share	$15.88

Investment income:
Dividends	$2,698,028
Dividends from affiliated money market funds	24,695
Total investment income	2,722,723

Expenses:
Advisory fees	1,188,930
Administrative services fees	408,848
Custodian fees	9,785
Distribution fees — Series II	264,161
Transfer agent fees	23,553
Trustees’ and officers’ fees and benefits	11,643
Reports to shareholders	2,254
Professional services fees	28,397
Other	(442)
Total expenses	1,937,129
Less: Fees waived	(7,665)
Net expenses	1,929,464
Net investment income	793,259

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,552,010
Foreign currencies	(5,995)
Forward foreign currency contracts	103,388
2,649,403
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,477,266
Foreign currencies	(7,647)
Forward foreign currency contracts	(46,438)
3,423,181
Net realized and unrealized gain	6,072,584
Net increase in net assets resulting from operations	$6,865,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$793,259	$701,458
Net realized gain	2,649,403	19,681,886
Change in net unrealized appreciation (depreciation)	3,423,181	(56,066,268)
Net increase (decrease) in net assets resulting from operations	6,865,843	(35,682,924)

Distributions to shareholders from net investment income:
Series I	—	(434,781)
Series ll	—	(18,546)
Total distributions from net investment income	—	(453,327)

Distributions to shareholders from net realized gains:
Series l	—	(17,091,017)
Series ll	—	(27,976,630)
Total distributions from net realized gains	—	(45,067,647)

Share transactions–net:
Series l	(7,514,761)	2,717,293
Series ll	27,704,295	(9,319,758)
Net increase (decrease) in net assets resulting from share transactions	20,189,534	(6,602,465)
Net increase (decrease) in net assets	27,055,377	(87,806,363)

Net assets:
Beginning of period	336,040,433	423,846,796
End of period (includes undistributed net investment income of $1,444,864 and $651,605, respectively)	$363,095,810	$336,040,433

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. American Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. American Value Fund

E.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

Invesco V.I. American Value Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $7,665.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $40,466 for accounting and fund administrative services and reimbursed $368,382 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $1,512 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$362,284,998	$3,832,882	$—	$366,117,880

Invesco V.I. American Value Fund

NOTE 4—Derivative Investments

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$103,388
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(46,438)
Total	$56,950

The table below summarizes the one month average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$27,699,538

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities purchases of $194,109.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

Invesco V.I. American Value Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $91,136,747 and $65,628,025, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$55,304,827
Aggregate unrealized (depreciation) of investment securities	(27,459,607)
Net unrealized appreciation of investment securities	$27,845,220

Cost of investments for tax purposes is $338,272,660.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	321,670	$4,690,139	620,709	$11,648,963
Series II	3,506,898	54,947,374	2,540,649	47,863,159

Issued as reinvestment of dividends:
Series I	—	—	1,088,559	17,525,798
Series II	—	—	1,752,985	27,995,176

Reacquired:
Series I	(798,834)	(12,204,900)	(1,373,907)	(26,457,468)
Series II	(1,783,656)	(27,243,079)	(4,479,285)	(85,178,093)
Net increase (decrease) in share activity	1,246,078	$20,189,534	149,710	$(6,602,465)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$15.69	$0.05	$0.30	$0.35	$—	$—	$—	$16.04	2.23%	$120,878	1.01	%(d)	1.01	%(d)	0.64	%(d)	20%
Year ended 12/31/15	19.92	0.06	(1.82)	(1.76)	(0.06)	(2.41)	(2.47)	15.69	(9.13)	125,686	0.99		0.99		0.33		26
Year ended 12/31/14	19.89	0.07	1.78	1.85	(0.10)	(1.72)	(1.82)	19.92	9.75	152,938	0.99		1.00		0.32		48
Year ended 12/31/13	14.91	0.07	5.03	5.10	(0.12)	—	(0.12)	19.89	34.27	156,824	0.99		1.00		0.39		42
Year ended 12/31/12	12.81	0.12	2.08	2.20	(0.10)	—	(0.10)	14.91	17.21	131,233	0.99		1.00		0.86		26
Year ended 12/31/11	12.79	0.10	0.01	0.11	(0.09)	—	(0.09)	12.81	1.00	129,658	0.96		0.97		0.80		30
Series II
Six months ended 06/30/16	15.55	0.02	0.31	0.33	—	—	—	15.88	2.12	242,218	1.26	(d)	1.26	(d)	0.39	(d)	20
Year ended 12/31/15	19.75	0.02	(1.80)	(1.78)	(0.01)	(2.41)	(2.42)	15.55	(9.36)	210,354	1.24		1.24		0.08		26
Year ended 12/31/14	19.73	0.01	1.77	1.78	(0.04)	(1.72)	(1.76)	19.75	9.48	270,908	1.24		1.25		0.07		48
Year ended 12/31/13	14.81	0.03	4.99	5.02	(0.10)	—	(0.10)	19.73	33.93	320,754	1.24		1.25		0.14		42
Year ended 12/31/12	12.74	0.10	2.06	2.16	(0.09)	—	(0.09)	14.81	16.98	220,711	1.17		1.25		0.68		26
Year ended 12/31/11	12.72	0.09	0.01	0.10	(0.08)	—	(0.08)	12.74	0.91	163,194	1.06		1.22		0.70		30

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $119,583 and $212,490 for Series I and Series II shares, respectively.

NOTE 12—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,022.30	$5.08	$1,019.84	$5.07	1.01%
Series II	1,000.00	1,021.20	6.33	1,018.60	6.32	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.93% and 1.18%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.68 and $5.93 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.67 and $5.92 for Series I and Series II shares, respectively.

Invesco V.I. American Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. American Value Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers noted that concerns over the global economy drove investors to lower risk stocks versus the less defensive/more cyclically exposed stocks in

Invesco V.I. American Value Fund

which the Fund invested. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the effective advisory fee rate of one mutual fund advised by Invesco Advisers. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of five mutual funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco

Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. American Value Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIBRA-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.29%
Series II Shares	10.12
MSCI World Index▼ (Broad Market Index)	0.66
Custom Invesco V.I. Balanced-Risk Allocation Index¢ (Style-Specific Index)	2.69
Lipper VUF Absolute Return Funds Classification Average¿ (Peer Group)	2.11

Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). Prior to May 2, 2011, the index was comprised of the MSCI World Index (65%), the J.P. Morgan GBI Global Index (30%) and the Citigroup 3-Month Treasury Bill Index (5%).

The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The J.P. Morgan GBI Global Index is a total return, market cap-weighted index that is rebalanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, Netherlands, Spain, Sweden, the UK and the US.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last three-month Treasury bill issues.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (1/23/09)	9.55%
5 Years	6.44
1 Year	5.17

Series II Shares
Inception (1/23/09)	9.25%
5 Years	6.16
1 Year	4.84

shares was 1.24% and 1.49%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

June 30, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–12.35%
U.S. Treasury Bills–8.27%(a)
U.S. Treasury Bills(b)	0.47%	07/07/2016	$13,500,000	$13,499,764
U.S. Treasury Bills(b)	0.43%	07/28/2016	15,860,000	15,857,917
U.S. Treasury Bills	0.45%	08/25/2016	3,980,000	3,978,631
U.S. Treasury Bills(b)	0.46%	09/08/2016	29,030,000	29,018,868
U.S. Treasury Bills	0.51%	09/15/2016	5,370,000	5,367,562
U.S. Treasury Bills(b)	0.34%	10/06/2016	18,700,000	18,687,336
				86,410,078

U.S. Treasury Notes–4.08%(c)
U.S. Treasury Floating Rate Notes	0.33%	07/31/2016	5,100,000	5,100,220
U.S. Treasury Floating Rate Notes	0.53%	01/31/2018	19,970,000	20,012,536
U.S. Treasury Floating Rate Notes	0.45%	04/30/2018	17,534,000	17,540,733
				42,653,489
Total U.S. Treasury Securities (Cost $128,987,715)				129,063,567

		Expiration Date
Commodity-Linked Securities–3.20%
Canadian Imperial Bank of Commerce, Commodity-Linked EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 4 Agriculture Commodity Index, multiplied by 2)(d)		02/13/2017	8,530,000	12,766,235
Cargill, Inc., Commodity-Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(d)		02/27/2017	14,020,000	20,663,214
Total Commodity-Linked Securities (Cost $22,550,000)				33,429,449

			Shares
Money Market Funds–82.01%
Government & Agency Portfolio–Institutional Class, 0.30%(e)			160,139,520	160,139,520
Invesco V.I. Government Money Market Fund–Series I, 0.14%(e)			16,640,310	16,640,310
Liquid Assets Portfolio–Institutional Class, 0.44%(e)			169,846,808	169,846,808
Premier Portfolio–Institutional Class, 0.40%(e)			128,476,841	128,476,841
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class (Ireland), 0.47%(e)			120,728,387	120,728,387
STIC Prime Portfolio–Institutional Class, 0.34%(e)			115,662,671	115,662,671
Treasury Portfolio–Institutional Class, 0.27%(e)			145,672,747	145,672,747
Total Money Market Funds (Cost $857,167,284)				857,167,284
TOTAL INVESTMENTS–97.56% (Cost $1,008,704,999)				1,019,660,300
OTHER ASSETS LESS LIABILITIES–2.44%				25,466,159
NET ASSETS–100.00%				$1,045,126,459

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts(f)
Futures Contracts	Type of Contract			Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long			216	January-2017	$11,119,680	$41,465
Gasoline Reformulated Blendstock Oxygenate Blending	Long			207	August-2016	13,052,302	(336,512)
Heating Oil	Long			37	August-2016	2,313,440	(26,616)
Natural Gas	Long			248	December-2016	8,231,120	1,245,299
Silver	Long			326	September-2016	30,355,490	2,078,392
WTI Crude	Long			207	December-2016	10,478,340	(23,084)
Subtotal — Commodity Risk							2,978,944

Dow Jones EURO STOXX 50 Index	Long			2,455	September-2016	77,768,637	(1,255,938)
E-Mini S&P 500 Index	Long			757	September-2016	79,114,070	(277,859)
FTSE 100 Index	Long			945	September-2016	80,803,126	4,856,999
Hang Seng Index	Long			457	July-2016	61,692,202	2,607,570
Russell 2000 Index Mini	Long			568	September-2016	65,172,320	(1,200,956)
Tokyo Stock Price Index	Long			612	September-2016	73,821,704	(5,137,201)
Subtotal — Equity Risk							(407,385)

Australia 10 Year Bonds	Long			2,155	September-2016	218,914,456	2,270,959
Canada 10 Year Bonds	Long			1,735	September-2016	198,792,152	4,616,116
Euro Bonds	Long			312	September-2016	57,853,535	1,220,130
Long Gilt	Long			1,192	September-2016	203,909,673	9,178,707
U.S. Treasury 30 Year Bonds	Long			519	September-2016	89,446,406	4,987,365
Subtotal — Interest Rate Risk							22,273,277
Total Futures Contracts							$24,844,836

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value(g)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	31,100	October-2016	$11,854,325	$528,495
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1718 Excess Return Index	0.45	61,500	January-2017	19,890,963	(85,897)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Custom 4 Agriculture Commodity Index	0.55	128,000	January-2017	14,044,596	(160,819)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	321,000	April-2017	18,584,552	1,183,174
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	25,800	January-2017	24,667,132	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	13,400	January-2017	12,580,279	0
Goldman Sachs International	Receive	Goldman Sachs Alpha Basket B797 Excess Return Strategy	0.40	182,000	January-2017	17,274,275	52,270
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	138,500	October-2016	14,975,818	583,542
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	17,500	April-2017	3,678,936	(25,865)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements–(continued)
Counterparty	Pay/Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value(g)		Unrealized Appreciation (Depreciation)
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14%	106,500	June-2017		$18,410,676	$(56,977)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	160,500	October-2016		14,276,394	369,631
Subtotal — Commodity Risk								2,387,554
Macquarie Bank Ltd.	Receive	Macquarie CGB 10 Year Index	0.34	130,000	June-2017	CAD	24,575,291	45,070
Subtotal — Interest Rate Risk								45,070
Total Swap Agreements								$2,432,624

Investments Abbreviations:

CAD	– Canadian Dollar
CGB	– Canadian Government Bonds
EMTN	– European Medium Term Notes
LIBOR	– London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 4 Agriculture Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee ‘C’, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index	– a commodity index composed of futures contracts on Cocoa, Coffee ‘C’, Corn, Cotton No.2, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11 and Wheat.
Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provide exposure to futures contracts on Copper.
Barclays Commodity Strategy 1718 Excess Return Index	– a commodity index that provide exposure to future contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.
Single Commodity Index Excess Return	– a commodity index composed of futures contracts on Gold.
Goldman Sachs Alpha Basket B797 Excess Return Strategy

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2016.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $33,429,449, which represented 3.20% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	Futures contracts collateralized by $9,191,000 cash held with Goldman Sachs & Co., the futures commission merchant.
(g)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

Target Risk Allocation and Notional Asset Weights*

By asset class

Asset Class	Risk Allocation**	% of Net Assets as of 06/30/2016***
Equities	45.09%	44.12%
Fixed Income	30.97	76.32
Commodities	23.94	28.84

*	Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.
**	Based on the expected market exposure.
***	Due to the use of leverage, the percentages may not equal 100%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets

and Liabilities

June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $151,537,715)	$162,493,016
Investments in affiliated money market funds, at value and cost	857,167,284
Total investments, at value (Cost $1,008,704,999)	1,019,660,300
Receivable for:
Deposits with brokers — futures	15,537,300
Variation margin — futures	6,803,045
Fund shares sold	1,101,628
Dividends and interest	269,798
Swaps receivables — OTC	2,269,069
Premiums paid on swap agreements — OTC	5
Investment for trustee deferred compensation and retirement plans	87,375
Unrealized appreciation on swap agreements — OTC	2,762,182
Other assets	657
Total assets	1,048,491,359

Liabilities:
Payable for:
Fund shares reacquired	1,286,573
Swaps payable — OTC	76,833
Accrued fees to affiliates	1,520,367
Accrued trustees’ and officers’ fees and benefits	976
Accrued other operating expenses	49,525
Trustee deferred compensation and retirement plans	101,068
Unrealized depreciation on swap agreements — OTC	329,558
Total liabilities	3,364,900
Net assets applicable to shares outstanding	$1,045,126,459

Net assets consist of:
Shares of beneficial interest	$947,370,361
Undistributed net investment income (loss)	(1,301,185)
Undistributed net realized gain	60,824,891
Net unrealized appreciation	38,232,392
$1,045,126,459

Net Assets:
Series I	$30,968,167
Series II	$1,014,158,292

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,753,954
Series II	91,337,247
Series I:
Net asset value and offering price per share	$11.24
Series II:
Net asset value per share	$11.10

Consolidated Statement of

Operations

For the six months ended June 30, 2016

(Unaudited)

Investment income:
Dividends from affiliated money market funds	$1,338,750
Interest	272,064
Total investment income	1,610,814

Expenses:
Advisory fees	4,486,590
Administrative services fees	1,022,940
Custodian fees	10,068
Distribution fees — Series II	1,185,444
Transfer agent fees	13,318
Trustees’ and officers’ fees and benefits	15,895
Reports to shareholders	2,738
Professional services fees	35,865
Other	11,138
Total expenses	6,783,996
Less: Fees waived	(2,304,806)
Net expenses	4,479,190
Net investment income (loss)	(2,868,376)

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	(2,775,532)
Foreign currencies	629,714
Futures contracts	37,869,764
Swap agreements	25,375,000
61,098,946
Change in net unrealized appreciation of:
Investment securities	12,840,761
Foreign currencies	25
Futures contracts	23,196,540
Swap agreements	2,042,500
38,079,826
Net realized and unrealized gain	99,178,772
Net increase in net assets resulting from operations	$96,310,396

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(2,868,376)	$(8,841,931)
Net realized gain (loss)	61,098,946	(27,750,892)
Change in net unrealized appreciation (depreciation)	38,079,826	(9,109,394)
Net increase (decrease) in net assets resulting from operations	96,310,396	(45,702,217)

Distributions to shareholders from net investment income:
Series I	—	(1,076,721)
Series ll	—	(38,929,666)
Total distributions from net investment income	—	(40,006,387)

Distributions to shareholders from net realized gains:
Series l	—	(2,241,364)
Series ll	—	(87,763,065)
Total distributions from net realized gains	—	(90,004,429)

Share transactions–net:
Series l	1,288,378	(20,107,013)
Series ll	(18,680,680)	107,582,311
Net increase (decrease) in net assets resulting from share transactions	(17,392,302)	127,689,324
Net increase (decrease) in net assets	78,918,094	(48,023,709)

Net assets:
Beginning of period	966,208,365	1,014,232,074
End of period (includes undistributed net investment income (loss) of $(1,301,185) and $1,567,191, respectively)	$1,045,126,459	$966,208,365

Consolidated Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

Invesco V.I. Balanced-Risk Allocation Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco V.I. Balanced-Risk Allocation Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial

Invesco V.I. Balanced-Risk Allocation Fund

indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.92%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.79% and Series II shares to 1.04% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $2,304,806.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $114,761 for accounting and fund administrative services and reimbursed $908,179 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$857,167,284	$—	$—	$857,167,284
U.S. Treasury Securities	—	129,063,567	—	129,063,567
Commodity-Linked Securities	—	33,429,449	—	33,429,449
	857,167,284	162,493,016	—	1,019,660,300
Futures Contracts*	24,844,836	—	—	24,844,836
Swap Agreements*	—	2,432,624	—	2,432,624
Total Investments	$882,012,120	$164,925,640	$—	$1,046,937,760

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$3,365,156	$(386,212)
Swap agreements(b)	2,717,112	(329,558)
Equity risk:
Futures contracts(a)	7,464,569	(7,871,954)
Interest rate risk:
Futures contracts(a)	22,273,277	—
Swap agreements(b)	45,070	—
Total	$35,865,194	$(8,587,724)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Invesco V.I. Balanced-Risk Allocation Fund

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$11,343,210	$25,648,731
Equity risk	(10,913,949)	(150,061)
Interest rate risk	37,440,503	(123,670)
Change in Net Unrealized Appreciation (Depreciation):
Commodity risk	6,694,290	1,999,204
Equity risk	(3,997,482)	(1,774)
Interest rate risk	20,499,732	45,070
Total	$61,066,304	$27,417,500

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$1,144,032,448	$177,374,214

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Fund
Macquarie Bank Ltd.	$45,076	$(698)	$—	$—	$44,378
Subsidiary
Barclays Bank PLC	528,495	(94,580)	—	—	433,915
Cargill, Inc.	2,233,809	(10,529)	—	(1,940,000)	283,280
Canadian Imperial Bank of Commerce	1,187,773	(172,634)	—	—	1,015,139
Goldman Sachs International	52,355	(5,500)	—	—	46,855
JPMorgan Chase Bank, N.A.	583,542	(26,417)	—	—	557,125
Merrill Lynch International	30,575	(30,575)	—	—	—
Morgan Stanley Capital Services LLC	369,631	(2,229)	—	—	367,402
Subtotal — Subsidiary	$4,986,180	$(342,464)	$—	$(1,940,000)	$2,703,716
Total	$5,031,256	$(343,162)	$—	$(1,940,000)	$2,748,094

Invesco V.I. Balanced-Risk Allocation Fund

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Fund
Macquarie Bank Ltd.	$698	$(698)	$—	$—	$—
Subsidiary
Barclays Bank PLC	94,580	(94,580)	—	—	—
Cargill, Inc.	10,529	(10,529)	—	—	—
Canadian Imperial Bank of Commerce	172,634	(172,634)	—	—	—
Goldman Sachs International	5,500	(5,500)	—	—	—
JPMorgan Chase Bank, N.A.	26,417	(26,417)	—	—	—
Merrill Lynch International	93,804	(30,575)	—	—	63,229
Morgan Stanley Capital Services LLC	2,229	(2,229)	—	—	—
Subtotal — Subsidiary	$405,693	$(342,464)	$—	$—	$63,229
Total	$406,391	$(343,162)	$—	$—	$63,229

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$1,608,455	$1,608,455

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $22,550,000 and $21,029,156, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $51,683,622 and $21,029,156, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,952,946
Aggregate unrealized (depreciation) of investment securities	—
Net unrealized appreciation of investment securities	$10,952,946

Cost of investments for tax purposes is $1,008,707,354.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	212,232	$2,235,922	1,757,785	$21,010,182
Series II	6,281,038	64,909,872	14,484,245	168,905,179

Issued as reinvestment of dividends:
Series I	—	—	325,942	3,318,085
Series II	—	—	12,581,205	126,692,731

Reacquired:
Series I	(90,837)	(947,544)	(377,523)	(4,221,254)
Series II	(8,089,509)	(83,590,552)	(16,310,112)	(188,015,599)
Net increase (decrease) in share activity	(1,687,076)	$(17,392,302)	12,461,542	$127,689,324

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net asset swith fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six Months ended 06/30/16	$10.20	$(0.02)	$1.06	$1.04	$—	$—	$—	$11.24	10.20%	$30,968	0.68	%(d)	1.15	%(d)	(0.35	)%(d)	74%
Year ended 12/31/15	12.30	(0.07)	(0.44)	(0.51)	(0.52)	(1.07)	(1.59)	10.20	(4.10)	26,854	0.69		1.15		(0.61)		44
Year ended 12/31/14	12.30	(0.08)	0.80	0.72	—	(0.72)	(0.72)	12.30	5.91	11,397	0.69	(e)	1.11		(0.65)		60
Year ended 12/31/13	12.65	(0.08)	0.30	0.22	(0.21)	(0.36)	(0.57)	12.30	1.70	8,821	0.70		1.11		(0.65)		76
Year ended 12/31/12	11.53	(0.07)	1.34	1.27	(0.11)	(0.04)	(0.15)	12.65	10.98	10,354	0.70	(e)	1.15		(0.59)		188
Year ended 12/31/11(f)	13.09	(0.04)	1.28	1.24	(0.10)	(2.70)	(2.80)	11.53	11.00	4,472	0.71	(e)	1.22		(0.32)		142
Series II
Six Months ended 06/30/16	10.08	(0.03)	1.05	1.02	—	—	—	11.10	10.12	1,014,158	0.93	(d)	1.40	(d)	(0.60	)(d)	74
Year ended 12/31/15	12.17	(0.10)	(0.44)	(0.54)	(0.48)	(1.07)	(1.55)	10.08	(4.40)	939,354	0.94		1.40		(0.86)		44
Year ended 12/31/14	12.21	(0.12)	0.80	0.68	—	(0.72)	(0.72)	12.17	5.62	1,002,835	0.94	(e)	1.36		(0.90)		60
Year ended 12/31/13	12.57	(0.11)	0.30	0.19	(0.19)	(0.36)	(0.55)	12.21	1.50	1,369,485	0.95		1.36		(0.90)		76
Year ended 12/31/12	11.49	(0.10)	1.32	1.22	(0.10)	(0.04)	(0.14)	12.57	10.64	1,343,806	0.95	(e)	1.40		(0.84)		188
Year ended 12/31/11(f)	13.05	(0.07)	1.27	1.20	(0.06)	(2.70)	(2.76)	11.49	10.61	257,898	0.96	(e)	1.47		(0.57)		142

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $28,099 and $953,566 for Series I and Series II shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.09%, 0.02% and 0.04% for the years ended December 31, 2014, 2012 and 2011, respectively.
(f)	Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Predecessor Fund”). On such date, holders of the Predecessor Fund’s Series I and Series II shares received Series I and Series II shares, respectively, of the Fund.

Note 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]
Series I	$1,000.00	$1,102.90	$3.56	$1,021.48	$3.42	0.68%
Series II	1,000.00	1,101.20	4.86	1,020.24	4.67	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Balanced-Risk Allocation Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period and that no comparative quintile information was available for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also noted that there was no comparative Index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. Balanced-Risk Allocation Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the Fund’s contractual management fee rate for Series I shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VICOM-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	-0.11%
Series II Shares	-0.29
S&P 500 Index▼ (Broad Market Index)	3.84
Russell 1000 Value Index▼ (Style-Specific Index)	6.30
Lipper VUF Large-Cap Value Funds Index¢ (Peer Group Index)	4.26

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (4/30/99)	6.14%
10 Years	5.58
5 Years	9.11
1 Year	-6.96

Series II Shares
Inception (9/18/00)	6.12%
10 Years	5.32
5 Years	8.84
1 Year	-7.19

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.83% and 1.08%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.82%
Aerospace & Defense–1.22%
Textron Inc.	580,149	$21,210,247

Aluminum–0.92%
Alcoa Inc.	1,719,834	15,942,861

Application Software–0.69%
Citrix Systems, Inc.(b)	148,867	11,922,758

Asset Management & Custody Banks–2.48%
Bank of New York Mellon Corp. (The)	491,654	19,100,758
State Street Corp.	442,966	23,884,727
		42,985,485

Auto Parts & Equipment–1.92%
Johnson Controls, Inc.	751,259	33,250,723

Automobile Manufacturers–1.69%
General Motors Co.	1,037,286	29,355,194

Automotive Retail–0.33%
Advance Auto Parts, Inc.	35,586	5,751,765

Biotechnology–1.86%
AbbVie Inc.	203,068	12,571,940
Biogen Inc.(b)	64,129	15,507,675
Gilead Sciences, Inc.	49,766	4,151,479
		32,231,094

Broadcasting–0.51%
CBS Corp.–Class B	162,586	8,851,182

Cable & Satellite–2.50%
Charter Communications, Inc.–Class A(b)	48,443	11,076,008
Comcast Corp.–Class A	495,402	32,295,256
		43,371,264

Communications Equipment–2.67%
Cisco Systems, Inc.	1,615,880	46,359,597

Construction Machinery & Heavy Trucks–1.72%
Caterpillar Inc.	394,261	29,888,926

Consumer Finance–1.26%
Ally Financial Inc.(b)	1,284,016	21,918,153

Data Processing & Outsourced Services–0.70%
PayPal Holdings, Inc.(b)	329,960	12,046,840

Department Stores–0.71%
Kohl’s Corp.	326,415	12,377,657

Diversified Banks–13.38%
Bank of America Corp.	3,613,165	47,946,700
Citigroup Inc.	1,857,492	78,739,086
JPMorgan Chase & Co.	1,060,930	65,926,190

	Shares	Value
Diversified Banks–(continued)
U.S. Bancorp	175,536	$7,079,367
Wells Fargo & Co.	681,904	32,274,516
		231,965,859

Drug Retail–0.47%
CVS Health Corp.	85,831	8,217,460

Electric Utilities–0.91%
FirstEnergy Corp.	243,018	8,483,758
PG&E Corp.	114,354	7,309,508
		15,793,266

Electrical Components & Equipment–1.13%
Emerson Electric Co.	374,545	19,536,267

Fertilizers & Agricultural Chemicals–0.41%
CF Industries Holdings, Inc.	296,783	7,152,470

General Merchandise Stores–1.09%
Target Corp.	270,541	18,889,173

Health Care Equipment–0.89%
Medtronic PLC	178,543	15,492,176

Health Care Services–0.81%
Express Scripts Holding Co.(b)	184,990	14,022,242

Hotels, Resorts & Cruise Lines–2.49%
Carnival Corp.	978,078	43,231,048

Hypermarkets & Super Centers–1.14%
Wal-Mart Stores, Inc.	270,428	19,746,653

Industrial Conglomerates–1.52%
General Electric Co.	837,978	26,379,547

Industrial Machinery–0.66%
Ingersoll-Rand PLC	180,600	11,500,608

Integrated Oil & Gas–9.22%
BP PLC–ADR (United Kingdom)	919,558	32,653,505
Chevron Corp.	297,420	31,178,539
Occidental Petroleum Corp.	232,890	17,597,168
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	699,787	38,642,238
Suncor Energy, Inc. (Canada)	1,435,535	39,807,385
		159,878,835

Integrated Telecommunication Services–0.88%
Frontier Communications Corp.	3,097,252	15,300,425

Internet Software & Services–1.67%
eBay Inc.(b)	1,009,310	23,627,947
Yahoo! Inc.(b)	142,513	5,352,788
		28,980,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
Investment Banking & Brokerage–2.27%
Goldman Sachs Group, Inc. (The)	108,444	$16,112,610
Morgan Stanley	892,702	23,192,398
		39,305,008

Leisure Products–0.34%
Mattel, Inc.	187,546	5,868,314

Life & Health Insurance–2.95%
Aflac, Inc.	360,181	25,990,661
MetLife, Inc.	629,649	25,078,920
		51,069,581

Managed Health Care–1.06%
Anthem, Inc.	139,306	18,296,450

Movies & Entertainment–2.96%
Time Warner Inc.	113,002	8,310,167
Twenty-First Century Fox, Inc.–Class B	728,366	19,847,974
Viacom Inc.–Class B	556,920	23,095,472
		51,253,613

Multi-Line Insurance–1.08%
American International Group, Inc.	352,503	18,643,884

Oil & Gas Drilling–0.02%
Noble Corp. PLC (United Kingdom)	40,639	334,865

Oil & Gas Equipment & Services–2.29%
Halliburton Co.	430,260	19,486,475
Weatherford International PLC(b)	3,627,083	20,130,311
		39,616,786

Oil & Gas Exploration & Production–4.95%
Canadian Natural Resources Ltd. (Canada)	499,516	15,410,168
Devon Energy Corp.	707,754	25,656,083
Hess Corp.	364,551	21,909,515
Marathon Oil Corp.	521,260	7,824,113
PrairieSky Royalty Ltd. (Canada)	9,990	189,584
QEP Resources Inc.	844,532	14,889,099
		85,878,562

Packaged Foods & Meats–0.39%
Mondelez International, Inc.–Class A	146,820	6,681,778

Paper Packaging–0.96%
International Paper Co.	390,970	16,569,309

Personal Products–0.63%
Unilever N.V.–New York Shares (United Kingdom)	232,042	10,892,051

	Shares	Value
Pharmaceuticals–6.41%
Merck & Co., Inc.	472,997	$27,249,357
Novartis AG (Switzerland)	214,915	17,682,436
Pfizer Inc.	1,086,357	38,250,630
Sanofi–ADR (France)	669,761	28,029,498
		111,211,921

Property & Casualty Insurance–1.50%
Allstate Corp. (The)	372,397	26,049,170

Regional Banks–3.67%
Citizens Financial Group Inc.	620,429	12,396,172
Fifth Third Bancorp	1,318,810	23,197,868
PNC Financial Services Group, Inc. (The)	345,160	28,092,572
		63,686,612

Semiconductors–1.75%
Intel Corp.	868,628	28,490,999
QUALCOMM, Inc.	33,669	1,803,648
		30,294,647

Soft Drinks–0.50%
Coca-Cola Co. (The)	189,192	8,576,073

Systems Software–2.74%
Microsoft Corp.	526,300	26,930,771
Symantec Corp.	1,005,468	20,652,313
		47,583,084

Technology Hardware, Storage & Peripherals–1.99%
HP Inc.	750,676	9,420,984
NetApp, Inc.	1,020,418	25,092,078
		34,513,062

Wireless Telecommunication Services–0.51%
Vodafone Group PLC (United Kingdom)	2,907,136	8,850,545
Total Common Stocks & Other Equity Interests (Cost $1,657,217,410)		1,678,725,825

Money Market Funds–3.47%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	30,069,602	30,069,602
Premier Portfolio–Institutional Class, 0.40%(c)	30,069,603	30,069,603
Total Money Market Funds (Cost $60,139,205)		60,139,205
TOTAL INVESTMENTS–100.29% (Cost $1,717,356,615)		1,738,865,030
OTHER ASSETS LESS LIABILITIES–(0.29)%		(5,049,318)
NET ASSETS–100.00%		$1,733,815,712

Investment Abbreviations:

ADR	– American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	28.6%
Energy	16.5
Consumer Discretionary	14.5
Information Technology	12.2
Health Care	11.0
Industrials	6.3
Consumer Staples	3.1
Materials	2.3
Telecommunication Services	1.4
Utilities	0.9
Money Market Funds Plus Other Assets Less Liabilities	3.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $1,657,217,410)	$1,678,725,825
Investments in affiliated money market funds, at value and cost	60,139,205
Total investments, at value (Cost $1,717,356,615)	1,738,865,030
Cash	2,281,908
Foreign currencies, at value (Cost $1,115)	1,120
Receivable for:
Investments sold	8,560,580
Fund shares sold	1,096,231
Dividends	2,799,685
Fund expenses absorbed	59,228
Investment for trustee deferred compensation and retirement plans	176,661
Unrealized appreciation on forward foreign currency contracts outstanding	4,897,426
Other assets	657
Total assets	1,758,738,526

Liabilities:
Payable for:
Investments purchased	12,664,296
Fund shares reacquired	8,939,812
Accrued fees to affiliates	2,967,037
Accrued trustees’ and officers’ fees and benefits	1,344
Accrued other operating expenses	47,091
Trustee deferred compensation and retirement plans	205,630
Unrealized depreciation on forward foreign currency contracts outstanding	97,604
Total liabilities	24,922,814
Net assets applicable to shares outstanding	$1,733,815,712

Net assets consist of:
Shares of beneficial interest	$1,485,712,304
Undistributed net investment income	45,658,318
Undistributed net realized gain	176,182,581
Net unrealized appreciation	26,262,509
$1,733,815,712

Net Assets:
Series I	$237,950,735
Series II	$1,495,864,977

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	13,561,876
Series II	85,670,278
Series I:
Net asset value per share	$17.55
Series II:
Net asset value per share	$17.46

Investment income:
Dividends (net of foreign withholding taxes of $627,005)	$29,486,058
Dividends from affiliated money market funds	152,875
Total investment income	29,638,933

Expenses:
Advisory fees	5,035,859
Administrative services fees	2,208,652
Custodian fees	40,164
Distribution fees — Series II	1,833,757
Transfer agent fees	26,611
Trustees’ and officers’ fees and benefits	21,419
Reports to shareholders	2,050
Professional services fees	27,249
Other	17,500
Total expenses	9,213,261
Less: Fees waived	(470,719)
Net expenses	8,742,542
Net investment income	20,896,391

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	37,945,851
Foreign currencies	39,298
Forward foreign currency contracts	(3,674,510)
34,310,639
Change in net unrealized appreciation (depreciation) of:
Investment securities	(64,380,956)
Foreign currencies	(12,434)
Forward foreign currency contracts	2,519,924
(61,873,466)
Net realized and unrealized gain (loss)	(27,562,827)
Net increase (decrease) in net assets resulting from operations	$(6,666,436)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$20,896,391	$27,144,608
Net realized gain	34,310,639	146,668,828
Change in net unrealized appreciation (depreciation)	(61,873,466)	(299,481,881)
Net increase (decrease) in net assets resulting from operations	(6,666,436)	(125,668,445)

Distributions to shareholders from net investment income:
Series I	—	(6,885,163)
Series ll	—	(28,122,100)
Total distributions from net investment income	—	(35,007,263)

Distributions to shareholders from net realized gains:
Series l	—	(974,858)
Series ll	—	(4,644,340)
Total distributions from net realized gains	—	(5,619,198)

Share transactions–net:
Series l	(93,171,558)	22,959,786
Series ll	(48,435,872)	(153,528,318)
Net increase (decrease) in net assets resulting from share transactions	(141,607,430)	(130,568,532)
Net increase (decrease) in net assets	(148,273,866)	(296,863,438)

Net assets:
Beginning of period	1,882,089,578	2,178,953,016
End of period (includes undistributed net investment income of $45,658,318 and $24,761,927, respectively)	$1,733,815,712	$1,882,089,578

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Comstock Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Comstock Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Comstock Fund

The Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $470,719.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $193,168 for accounting and fund administrative services and reimbursed $2,015,484 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $5,657 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,712,332,049	$26,532,981	$—	$1,738,865,030
Forward Foreign Currency Contracts*	—	4,799,822	—	4,799,822
Total Investments	$1,712,332,049	$31,332,803	$—	$1,743,664,852

*	Unrealized appreciation .

Invesco V.I. Comstock Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$4,897,426	$(97,604)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$(3,674,510)
Change in Net Unrealized Appreciation:
Currency risk	2,519,924
Total	$(1,154,586)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$161,932,000

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/22/16	Barclays Bank PLC	CHF	6,771,257	USD	7,060,808	$6,945,501	$115,307
07/22/16	Barclays Bank PLC	EUR	9,858,867	USD	11,111,732	10,947,994	163,738
07/22/16	Barclays Bank PLC	GBP	6,071,361	USD	8,916,765	8,084,669	832,096
07/22/16	CIBC World Markets Corp.	USD	653,437	CAD	847,454	655,959	2,522
07/22/16	CIBC World Markets Corp.	CAD	15,402,582	USD	12,023,874	11,922,138	101,736
07/22/16	CIBC World Markets Corp.	CHF	6,771,257	USD	7,061,484	6,945,501	115,983
07/22/16	CIBC World Markets Corp.	EUR	9,858,867	USD	11,101,085	10,947,994	153,091
07/22/16	CIBC World Markets Corp.	GBP	6,071,351	USD	8,912,136	8,084,656	827,480
07/22/16	Deutsche Bank Securities Inc.	CAD	15,402,596	USD	12,013,831	11,922,149	91,682
07/22/16	Deutsche Bank Securities Inc.	EUR	9,858,880	USD	11,111,549	10,948,008	163,541
07/22/16	Deutsche Bank Securities Inc.	GBP	1,578,487	USD	2,085,182	2,101,925	(16,743)
07/22/16	Goldman Sachs International	USD	12,708,120	CHF	12,313,787	12,630,656	(77,464)
07/22/16	Goldman Sachs International	CAD	15,402,582	USD	12,016,744	11,922,138	94,606
07/22/16	Goldman Sachs International	CHF	6,771,255	USD	7,054,493	6,945,499	108,994
07/22/16	Goldman Sachs International	EUR	18,726,865	USD	20,864,693	20,795,656	69,037
07/22/16	Goldman Sachs International	GBP	6,071,351	USD	8,907,747	8,084,656	823,091
07/22/16	RBC Capital Markets Corp.	USD	753,864	CHF	737,516	756,494	2,630
07/22/16	RBC Capital Markets Corp.	USD	376,552	GBP	280,229	373,155	(3,397)
07/22/16	RBC Capital Markets Corp.	CAD	15,402,582	USD	12,028,897	11,922,138	106,759
07/22/16	RBC Capital Markets Corp.	CHF	6,771,256	USD	7,065,388	6,945,500	119,888
07/22/16	RBC Capital Markets Corp.	EUR	9,858,868	USD	11,113,951	10,947,995	165,956
07/22/16	RBC Capital Markets Corp.	GBP	6,071,351	USD	8,923,945	8,084,656	839,289
Total Open Forward Foreign Currency Contracts — Currency Risk							$4,799,822

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling

USD	– U.S. Dollar

Invesco V.I. Comstock Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Barclays Bank PLC	$1,111,141	$—	$—	$—	$1,111,141
CIBC World Markets Corp.	1,200,812	—	—	—	1,200,812
Deutsche Bank Securities Inc.	255,223	(16,743)	—	—	238,480
Goldman Sachs International	1,095,728	(77,464)	—	—	1,018,264
RBC Capital Markets Corp.	1,234,522	(3,397)	—	—	1,231,125
Total	$4,897,426	$(97,604)	$—	$—	$4,799,822

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Deutsche Bank Securities Inc.	$16,743	$(16,743)	$—	$—	$—
Goldman Sachs International	77,464	(77,464)	—	—	—
RBC Capital Markets Corp.	3,397	(3,397)	—	—	—
Total	$97,604	$(97,604)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

Invesco V.I. Comstock Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $181,579,089 and $278,572,899, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$225,508,033
Aggregate unrealized (depreciation) of investment securities	(204,863,253)
Net unrealized appreciation of investment securities	$20,644,780

Cost of investments for tax purposes is $1,718,220,250.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	995,420	$16,550,681	3,760,569	$70,725,463
Series II	3,727,019	62,763,628	5,016,751	92,293,330

Issued as reinvestment of dividends:
Series I	—	—	468,137	7,860,021
Series II	—	—	1,957,374	32,766,440

Reacquired:
Series I	(6,351,749)	(109,722,239)	(2,957,578)	(55,625,698)
Series II	(6,574,674)	(111,199,500)	(14,920,435)	(278,588,088)
Net increase (decrease) in share activity	(8,203,984)	$(141,607,430)	(6,675,182)	$(130,568,532)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$17.57	$0.21	$(0.23)	$(0.02)	$—	$—	$—	$17.55	(0.11)%	$237,951	0.77	%(d)	0.83	%(d)	2.55	%(d)	11%
Year ended 12/31/15	19.16	0.28	(1.45)	(1.17)	(0.37)	(0.05)	(0.42)	17.57	(5.98)	332,411	0.78		0.83		1.52		16
Year ended 12/31/14	17.75	0.32	1.34	1.66	(0.25)	—	(0.25)	19.16	9.39	338,159	0.78		0.83		1.73		19
Year ended 12/31/13	13.27	0.22	4.53	4.75	(0.27)	—	(0.27)	17.75	35.97	311,837	0.76		0.84		1.36		11
Year ended 12/31/12	11.32	0.23	1.94	2.17	(0.22)	—	(0.22)	13.27	19.23	250,995	0.67		0.85		1.81		14
Year ended 12/31/11	11.71	0.20	(0.40)	(0.20)	(0.19)	—	(0.19)	11.32	(1.84)	262,319	0.62		0.80		1.75		24
Series II
Six months ended 06/30/16	17.51	0.19	(0.24)	(0.05)	—	—	—	17.46	(0.29)	1,495,865	1.02	(d)	1.08	(d)	2.30	(d)	11
Year ended 12/31/15	19.08	0.24	(1.44)	(1.20)	(0.32)	(0.05)	(0.37)	17.51	(6.19)	1,549,679	1.03		1.08		1.27		16
Year ended 12/31/14	17.68	0.27	1.33	1.60	(0.20)	—	(0.20)	19.08	9.10	1,840,794	1.03		1.08		1.48		19
Year ended 12/31/13	13.22	0.17	4.52	4.69	(0.23)	—	(0.23)	17.68	35.65	1,916,026	1.01		1.09		1.11		11
Year ended 12/31/12	11.28	0.19	1.94	2.13	(0.19)	—	(0.19)	13.22	18.92	1,640,627	0.92		1.10		1.56		14
Year ended 12/31/11	11.67	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)	11.28	(2.11)	1,528,067	0.87		1.05		1.50		24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $21,084,025 and sold of $6,434,519 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $320,762 and $1,475,066 for Series I and Series II shares, respectively.

Invesco V.I. Comstock Fund

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$998.90	$3.83	$1,021.03	$3.87	0.77%
Series II	1,000.00	997.10	5.06	1,019.79	5.12	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Comstock Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives a report an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior

Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile for the one and three year periods and in the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers noted that concerns over the global economy drove investors to lower risk stocks versus the more cyclically exposed stocks in which the Fund invested. The

Invesco V.I. Comstock Fund

Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund and below the rate of an offshore fund advised by Invesco Advisers using a similar investment process. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of seven mutual funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Comstock Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICEQ-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	4.46%
Series II Shares	4.34
S&P 500 Index▼ (Broad Market Index)	3.84
Russell 1000 Index▼ (Style-Specific Index)	3.74
Lipper VUF Large-Cap Core Funds Index¢ (Peer Group Index)	3.02

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/2/94)	7.85%
10 Years	6.43
5 Years	7.83
1 Year	-1.78

Series II Shares
Inception (10/24/01)	6.15%
10 Years	6.16
5 Years	7.55
1 Year	-2.02

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.91% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–90.53%
Advertising–1.42%
Publicis Groupe S.A. (France)	229,525	$15,547,081

Aerospace & Defense–1.11%
United Technologies Corp.	118,493	12,151,457

Air Freight & Logistics–1.35%
United Parcel Service, Inc.–Class B	137,496	14,811,069

Apparel, Accessories & Luxury Goods–2.26%
LVMH Moet Hennessy Louis Vuitton S.E. (France)	79,499	12,035,340
PVH Corp.	135,102	12,730,661
		24,766,001

Asset Management & Custody Banks–1.60%
Northern Trust Corp.	264,316	17,513,578

Auto Parts & Equipment–1.19%
Johnson Controls, Inc.	293,862	13,006,332

Biotechnology–5.80%
AbbVie Inc.	264,599	16,381,324
Biogen Inc.(b)	59,320	14,344,762
Celgene Corp.(b)	184,672	18,214,199
Shire PLC–ADR	79,057	14,552,813
		63,493,098

Brewers–1.08%
Molson Coors Brewing Co.–Class B	116,599	11,791,657

Cable & Satellite–2.42%
Comcast Corp.–Class A	405,950	26,463,881

Communications Equipment–1.26%
F5 Networks, Inc.(b)	121,056	13,781,015

Consumer Finance–2.91%
American Express Co.	523,912	31,832,893

Department Stores–0.76%
Macy’s, Inc.	246,934	8,299,452

Distillers & Vintners–1.32%
Diageo PLC (United Kingdom)	517,521	14,481,955

Diversified Banks–3.03%
Svenska Handelsbanken AB–Class A (Sweden)	1,231,607	14,897,512
U.S. Bancorp	454,011	18,310,264
		33,207,776

Electric Utilities–1.37%
Duke Energy Corp.	174,929	15,007,159

Electrical Components & Equipment–2.00%
Eaton Corp. PLC	366,537	21,893,255

	Shares	Value
Electronic Manufacturing Services–1.80%
TE Connectivity Ltd. (Switzerland)	345,720	$19,744,069

Health Care Facilities–1.49%
HCA Holdings, Inc.(b)	212,080	16,332,281

Health Care Services–1.22%
Express Scripts Holding Co.(b)	176,025	13,342,695

Home Improvement Retail–1.24%
Home Depot, Inc. (The)	106,236	13,565,275

Household Appliances–0.83%
Whirlpool Corp.	54,617	9,101,377

Household Products–1.56%
Procter & Gamble Co. (The)	201,606	17,069,980

Hypermarkets & Super Centers–1.65%
Wal-Mart Stores, Inc.	246,821	18,022,869

Industrial Conglomerates–1.33%
General Electric Co.	463,701	14,597,307

Industrial Machinery–2.41%
Illinois Tool Works Inc.	138,118	14,386,371
Stanley Black & Decker Inc.	107,387	11,943,582
		26,329,953

Insurance Brokers–2.42%
Marsh & McLennan Cos., Inc.	387,395	26,521,062

Integrated Oil & Gas–1.31%
Exxon Mobil Corp.	153,052	14,347,094

Internet Software & Services–0.93%
Alphabet Inc.–Class C(b)	14,728	10,193,249

IT Consulting & Other Services–4.29%
Cognizant Technology Solutions Corp.–Class A(b)	410,180	23,478,703
International Business Machines Corp.	155,082	23,538,346
		47,017,049

Life & Health Insurance–2.14%
AIA Group Ltd. (Hong Kong)	3,895,800	23,474,329

Life Sciences Tools & Services–2.59%
Thermo Fisher Scientific, Inc.	191,591	28,309,486

Movies & Entertainment–1.36%
Twenty-First Century Fox, Inc.–Class A	552,031	14,932,439

Multi-Sector Holdings–1.74%
Berkshire Hathaway Inc.–Class A(b)	88	19,093,800

Multi-Utilities–1.97%
WEC Energy Group, Inc.	330,921	21,609,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
Oil & Gas Equipment & Services–1.32%
Halliburton Co.	318,040	$14,404,032

Oil & Gas Exploration & Production–2.52%
Cabot Oil & Gas Corp.	471,216	12,129,100
Concho Resources Inc.(b)	129,658	15,464,310
		27,593,410

Packaged Foods & Meats–1.31%
Danone (France)	202,978	14,309,939

Pharmaceuticals–4.83%
Allergan PLC(b)	52,327	12,092,247
Eli Lilly and Co.	160,128	12,610,080
Merck & Co., Inc.	299,622	17,261,223
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	216,577	10,878,663
		52,842,213

Property & Casualty Insurance–2.27%
Progressive Corp. (The)	742,449	24,872,042

Regional Banks–1.24%
First Republic Bank	193,472	13,541,105

Semiconductors–8.13%
Analog Devices, Inc.	462,704	26,207,554
QUALCOMM, Inc.	456,440	24,451,491
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	7,578,823	38,324,010
		88,983,055

	Shares	Value
Soft Drinks–1.33%
Coca-Cola Co. (The)	320,042	$14,507,504

Systems Software–3.03%
Microsoft Corp.	405,360	20,742,271
Oracle Corp.	303,203	12,410,099
		33,152,370

Wireless Telecommunication Services–1.39%
Vodafone Group PLC–ADR (United Kingdom)	491,761	15,190,497
Total Common Stocks & Other Equity Interests (Cost $798,262,697)		991,047,281

Money Market Funds–9.29%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	50,864,596	50,864,596
Premier Portfolio–Institutional Class, 0.40%(c)	50,864,597	50,864,597
Total Money Market Funds (Cost $101,729,193)		101,729,193
TOTAL INVESTMENTS–99.82% (Cost $899,991,890)		1,092,776,474
OTHER ASSETS LESS LIABILITIES–0.18%		1,929,859
NET ASSETS–100.00%		$1,094,706,333

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Information Technology	19.4%
Financials	17.4
Health Care	15.9
Consumer Discretionary	11.5
Consumer Staples	8.2
Industrials	8.2
Energy	5.2
Utilities	3.3
Telecommunication Services	1.4
Money Market Funds Plus Other Assets Less Liabilities	9.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $798,262,697)	$991,047,281
Investments in affiliated money market funds, at value and cost	101,729,193
Total investments, at value (Cost $899,991,890)	1,092,776,474
Foreign currencies, at value (Cost $653,203)	678,807
Receivable for:
Fund shares sold	298,395
Dividends	3,332,134
Investment for trustee deferred compensation and retirement plans	401,913
Other assets	781
Total assets	1,097,488,504

Liabilities:
Payable for:
Investments purchased	198,503
Fund shares reacquired	674,689
Accrued fees to affiliates	1,378,673
Accrued trustees’ and officers’ fees and benefits	924
Accrued other operating expenses	69,763
Trustee deferred compensation and retirement plans	459,619
Total liabilities	2,782,171
Net assets applicable to shares outstanding	$1,094,706,333

Net assets consist of:
Shares of beneficial interest	$772,752,562
Undistributed net investment income	16,326,000
Undistributed net realized gain	112,829,086
Net unrealized appreciation	192,798,685
$1,094,706,333

Net Assets:
Series I	$916,097,779
Series II	$178,608,554

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	25,912,493
Series II	5,124,680
Series I:
Net asset value per share	$35.35
Series II:
Net asset value per share	$34.85

Investment income:
Dividends (net of foreign withholding taxes of $585,252)	$13,025,095
Dividends from affiliated money market funds	157,455
Total investment income	13,182,550

Expenses:
Advisory fees	3,268,231
Administrative services fees	1,375,075
Custodian fees	67,562
Distribution fees — Series II	218,106
Transfer agent fees	48,913
Trustees’ and officers’ fees and benefits	19,165
Reports to shareholders	1,483
Professional services fees	27,883
Other	14,148
Total expenses	5,040,566
Less: Fees waived	(52,493)
Net expenses	4,988,073
Net investment income	8,194,477

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	35,036,985
Foreign currencies	(90,189)
34,946,796
Change in net unrealized appreciation of:
Investment securities	3,754,806
Foreign currencies	36,183
3,790,989
Net realized and unrealized gain	38,737,785
Net increase in net assets resulting from operations	$46,932,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$8,194,477	$9,312,542
Net realized gain	34,946,796	81,552,026
Change in net unrealized appreciation (depreciation)	3,790,989	(159,207,239)
Net increase (decrease) in net assets resulting from operations	46,932,262	(68,342,671)

Distributions to shareholders from net investment income:
Series I	—	(11,263,836)
Series ll	—	(1,739,714)
Total distributions from net investment income	—	(13,003,550)

Distributions to shareholders from net realized gains:
Series l	—	(103,008,374)
Series ll	—	(19,872,167)
Total distributions from net realized gains	—	(122,880,541)

Share transactions–net:
Series l	(44,778,355)	(3,612,941)
Series ll	(7,089,827)	25,857,596
Net increase (decrease) in net assets resulting from share transactions	(51,868,182)	22,244,655
Net increase (decrease) in net assets	(4,935,920)	(181,982,107)

Net assets:
Beginning of period	1,099,642,253	1,281,624,360
End of period (includes undistributed net investment income of $16,326,000 and $8,131,523, respectively)	$1,094,706,333	$1,099,642,253

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Core Equity Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Core Equity Fund

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $52,493.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $125,386 for accounting and fund administrative services and reimbursed $1,249,689 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$959,706,308	$133,070,166	$—	$1,092,776,474

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Core Equity Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $79,666,110 and $171,602,738, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$218,416,687
Aggregate unrealized (depreciation) of investment securities	(28,970,595)
Net unrealized appreciation of investment securities	$189,446,092

Cost of investments for tax purposes is $903,330,382.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	696,636	$23,714,436	1,187,179	$45,584,411
Series II	108,646	3,536,355	510,959	20,186,238

Issued as reinvestment of dividends:
Series I	—	—	3,461,745	114,272,210
Series II	—	—	662,941	21,611,881

Reacquired:
Series I	(2,019,234)	(68,492,791)	(4,152,164)	(163,469,562)
Series II	(317,432)	(10,626,182)	(414,744)	(15,940,523)
Net increase (decrease) in share activity	(1,531,384)	$(51,868,182)	1,255,916	$22,244,655

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Equity Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$33.84	$0.27	$1.24	$1.51	$—	$—	$—	$35.35	4.46%	$916,098	0.89	%(d)	0.90	%(d)	1.58	%(d)	8%
Year ended 12/31/15	41.00	0.32	(2.79)	(2.47)	(0.46)	(4.23)	(4.69)	33.84	(5.75)	921,516	0.89		0.90		0.81		45
Year ended 12/31/14	38.43	0.40	2.72	3.12	(0.35)	(0.20)	(0.55)	41.00	8.12	1,096,219	0.88		0.90		1.01		35
Year ended 12/31/13	30.14	0.31	8.47	8.78	(0.49)	—	(0.49)	38.43	29.25	1,167,023	0.88		0.90		0.89		25
Year ended 12/31/12	26.72	0.37	3.34	3.71	(0.29)	—	(0.29)	30.14	13.88	1,033,655	0.88		0.90		1.29		44
Year ended 12/31/11	27.03	0.24	(0.28)	(0.04)	(0.27)	—	(0.27)	26.72	(0.06)	1,091,171	0.87		0.89		0.86		35
Series II
Six months ended 06/30/16	33.40	0.22	1.23	1.45	—	—	—	34.85	4.34	178,609	1.14	(d)	1.15	(d)	1.33	(d)	8
Year ended 12/31/15	40.53	0.22	(2.75)	(2.53)	(0.37)	(4.23)	(4.60)	33.40	(5.98)	178,126	1.14		1.15		0.56		45
Year ended 12/31/14	38.03	0.30	2.67	2.97	(0.27)	(0.20)	(0.47)	40.53	7.82	185,406	1.13		1.15		0.76		35
Year ended 12/31/13	29.86	0.22	8.39	8.61	(0.44)	—	(0.44)	38.03	28.94	158,700	1.13		1.15		0.64		25
Year ended 12/31/12	26.51	0.30	3.31	3.61	(0.26)	—	(0.26)	29.86	13.61	109,213	1.13		1.15		1.04		44
Year ended 12/31/11	26.82	0.17	(0.27)	(0.10)	(0.21)	—	(0.21)	26.51	(0.29)	51,132	1.12		1.14		0.61		35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $899,119 and $175,443 for Series I and Series II shares, respectively.

Note 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,044.60	$4.52	$1,020.44	$4.47	0.89%
Series II	1,000.00	1,043.40	5.79	1,019.19	5.72	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.80% and 1.05%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.07 and $5.33 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.02 and $5.27 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods(the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that a co-chief investment officer had been added to the Fund’s portfolio management team. The Trustees also

Invesco V.I. Core Equity Fund

reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was the below the rate of one mutual fund advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Core Equity Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICPB-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.26%
Series II Shares	6.13
Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	5.31
Lipper VUF Core Plus Bond Funds Index¢ (Peer Group Index)	5.00
Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/5/93)	4.46%
10 Years	4.10
5 Years	5.56
1 Year	5.37

Series II Shares
Inception (3/14/02)	4.03%
10 Years	3.84
5 Years	5.28
1 Year	5.12

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.61% and 0.86%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.69% and 1.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Principal Amount	Value
Bonds and Notes–71.94%
Aerospace & Defense–0.09%
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	$6,000	$6,105
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	7,000	7,035
Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(b)	2,000	2,005
		15,145

Agricultural & Farm Machinery–0.35%
John Deere Capital Corp., Sr. Unsec. Medium-Term Notes, 3.90%, 07/12/2021	45,000	49,670
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	7,000	6,029
		55,699

Airlines–2.40%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	10,000	10,425
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 09/22/2023	35,000	35,372
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	32,000	33,660
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	78,113	78,113
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 05/23/2019	31,990	33,729
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	114,980	102,907
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	47,547	47,547
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	795	876
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	42,000	42,327
		384,956

Alternative Carriers–0.03%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	5,000	5,000

Aluminum–0.03%
Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(b)	4,000	4,120

Apparel Retail–0.02%
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	4,000	3,370

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.28%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	$9,000	$9,039
4.88%, 05/15/2026(b)	10,000	10,044
Under Armour, Inc., Sr. Unsec. Notes, 3.25%, 06/15/2026	25,000	25,276
		44,359

Asset Management & Custody Banks–1.81%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	90,000	98,057
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	75,000	83,020
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	2,000	2,070
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	5,000	5,081
Legg Mason, Inc., Sr. Unsec. Global Notes, 4.75%, 03/15/2026	90,000	95,079
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	6,000	6,390
		289,697

Auto Parts & Equipment–0.10%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	12,000	10,710
Dana Holding Corp., Sr. Unsec. Notes, 5.50%, 12/15/2024	5,000	4,725
		15,435

Automobile Manufacturers–1.38%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 07/06/2021(b)	150,000	150,143
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	31,000	31,232
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	39,000	39,472
		220,847

Automotive Retail–0.08%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	12,000	13,343

Brewers–0.37%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.65%, 02/01/2026	55,000	58,900

Broadcasting–0.11%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	4,000	3,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Broadcasting–(continued)
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	$2,000	$1,505
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	6,000	6,150
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(b)	2,000	1,980
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	5,000	5,000
		18,455

Building Products–0.17%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	2,000	2,105
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	11,000	11,165
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 03/03/2015; Cost $1,920)(b)	2,000	1,552
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	13,000	13,260
		28,082

Cable & Satellite–2.03%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	10,000	10,350
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.91%, 07/23/2025(b)	89,000	97,130
6.83%, 10/23/2055(b)	41,000	48,792
Cox Communications, Inc., Sr. Unsec. Notes, 9.38%, 01/15/2019(b)	140,000	163,001
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	7,000	6,597
		325,870

Casinos & Gaming–0.14%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	4,000	4,280
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co-Issuer Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(b)	2,000	2,115
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	3,000	3,180
7.75%, 03/15/2022	5,000	5,687
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	2,000	2,140
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	5,000	4,863
		22,265

Catalog Retail–1.36%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	80,000	80,452
5.45%, 08/15/2034	150,000	138,500
		218,952

	Principal Amount	Value
Commercial Printing–0.04%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	$6,000	$6,165

Communications Equipment–0.03%
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	5,000	5,406

Construction & Engineering–0.44%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	3,000	3,071
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	75,000	67,858
		70,929

Construction Machinery & Heavy Trucks–0.06%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	3,000	2,580
6.75%, 06/15/2021	5,000	4,725
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	3,000	2,122
		9,427

Construction Materials–0.04%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 03/27/2013-07/28/2014; Cost $7,190)(b)	7,000	6,125

Consumer Finance–0.67%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	5,000	4,944
5.13%, 09/30/2024	3,000	3,071
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	95,000	98,905
		106,920

Diversified Banks–5.53%
Bank of America Corp., Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	85,000	90,950
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	30,000	31,875
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	150,000	167,658
Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	40,000	39,000
Series R, Jr. Unsec. Sub. Global Notes, 6.13%(c)	65,000	65,975
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	30,000	30,900
Corp. Andina de Fomento (Supranational), Sr. Unsec. Global Notes, 4.38%, 06/15/2022	50,000	55,619
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	200,000	202,228
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	45,000	48,303
JPMorgan Chase & Co., Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	40,000	38,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/2053	$55,000	$52,112
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	60,000	63,900
		886,970

Diversified Chemicals–0.02%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	3,000	2,565

Diversified Metals & Mining–0.83%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.55%, 03/01/2022	2,000	1,770
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	35,000	36,225
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 3.88%, 04/23/2025	23,000	22,669
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	77,000	67,664
8.00%, 06/01/2021(b)	4,000	4,130
		132,458

Diversified REIT’s–1.26%
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	200,000	202,842

Drug Retail–1.17%
CVS Pass Through Trust, Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	149,646	167,062
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 4.65%, 06/01/2046	19,000	20,401
		187,463

Electric Utilities–0.97%
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(b)(c)	100,000	94,125
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	58,000	60,917
		155,042

Electrical Components & Equipment–0.04%
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	7,000	7,018

Environmental & Facilities Services–0.05%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	8,000	8,140

Food Distributors–0.03%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	4,000	4,120

Food Retail–0.39%
Cargill, Inc., Sr. Unsec. Notes, 3.25%, 11/15/2021(b)	25,000	26,570
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2046(b)	34,000	35,881
		62,451

	Principal Amount	Value
Forest Products–0.01%
Norbord Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	$2,000	$2,055

Gas Utilities–0.06%
AmeriGas Finance LLC/Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	2,000	2,000
Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	4,000	4,250
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	3,000	2,677
		8,927

Gold–0.39%
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/2016	63,000	63,040

Health Care Facilities–0.27%
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	4,917	4,327
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	19,000	21,095
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	4,000	4,203
Sr. Unsec. Gtd. Notes, 5.88%, 02/15/2026	5,000	5,237
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	2,000	2,010
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	2,000	2,020
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 8.13%, 04/01/2022	5,000	5,125
		44,017

Health Care REIT’s–0.75%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	71,000	74,065
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	40,000	45,904
		119,969

Health Care Services–0.93%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	4,000	4,005
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	42,000	42,137
3.40%, 03/01/2027	47,000	47,211
4.80%, 07/15/2046	25,000	25,064
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	6,000	6,330
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/2017	25,000	25,213
		149,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Home Entertainment Software–0.26%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	$40,000	$42,262

Homebuilding–0.88%
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	6,000	5,160
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	165,000	130,792
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	3,000	3,026
7.15%, 04/15/2020	2,000	2,158
		141,136

Hotel and Resort REIT’s–0.82%
Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	90,000	94,341
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	35,000	37,036
		131,377

Hotels, Resorts & Cruise Lines–0.03%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	4,000	4,309

Household Products–0.01%
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	2,000	2,095

Housewares & Specialties–0.81%
Newell Brands Inc., Sr. Unsec. Global Notes, 3.85%, 04/01/2023	122,000	129,657

Independent Power Producers & Energy Traders–0.09%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	6,000	6,045
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	2,000	2,090
Sr. Unsec. Global Notes, 5.50%, 02/01/2024	6,000	5,827
		13,962

Industrial REIT’s–1.26%
PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	200,000	201,500

Integrated Oil & Gas–1.53%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026	34,000	34,212
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	23,000	23,887
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 1.88%, 05/10/2021	87,000	87,391
2.88%, 05/10/2026	24,000	24,392
4.00%, 05/10/2046	73,000	74,945
		244,827

	Principal Amount	Value
Integrated Telecommunication Services–1.29%
AT&T Inc., Sr. Unsec. Global Notes, 4.75%, 05/15/2046	$44,000	$45,399
Sr. Unsec. Notes, 4.45%, 04/01/2024	30,000	33,026
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	3,000	3,030
Communications Sales & Leasing, Inc./CSL Capital LLC, Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(b)	2,000	2,040
Frontier Communications Corp., Sr. Unsec. Global Notes, 7.88%, 01/15/2027	1,000	835
8.88%, 09/15/2020(b)	2,000	2,145
11.00%, 09/15/2025	2,000	2,085
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	5,000	4,987
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	2,000	2,123
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	20,000	21,000
Verizon Communications Inc., Sr. Unsec. Global Notes, 5.01%, 08/21/2054	58,000	61,906
5.15%, 09/15/2023	25,000	29,192
		207,768

Internet Retail–0.42%
Expedia, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2026(b)	65,000	67,668

Internet Software & Services–0.03%
Match Group, Inc., Sr. Unsec. Notes, 6.38%, 06/01/2024(b)	4,000	4,150

Investment Banking & Brokerage–1.41%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	34,000	35,825
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(c)	45,000	51,637
Goldman Sachs Group, Inc. (The), Series L, Jr. Unsec. Sub. Notes, 5.70% (c)	55,000	54,725
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	83,000	84,471
		226,658

Leisure Products–0.03%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	5,000	5,238

Life & Health Insurance–2.82%
MetLife, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	65,000	65,000
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	165,000	185,432
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2068	130,000	143,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	$55,000	$57,907
		451,989

Life Sciences Tools & Services–0.01%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	2,000	2,040

Managed Health Care–2.02%
Aetna, Inc., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	126,000	129,573
4.25%, 06/15/2036	57,000	59,122
4.38%, 06/15/2046	43,000	44,893
Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	2,000	2,055
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	45,000	49,354
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	35,000	38,486
		323,483

Marine–0.02%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 08/21/2014; Cost $4,140)(b)	4,000	3,150

Metal & Glass Containers–0.04%
Berry Plastics Corp., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	2,000	2,077
Sr. Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	2,000	2,053
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	2,000	2,068
		6,198

Movies & Entertainment–0.43%
Mediacom Broadband LLC/Corp., Sr. Unsec. Global Notes, 5.50%, 04/15/2021	2,000	2,050
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	6,000	6,015
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/2018	55,000	60,358
		68,423

Multi-Line Insurance–2.56%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/2019	180,000	217,537
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	85,000	87,923
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	100,000	105,006
		410,466

	Principal Amount	Value
Multi-Sector Holdings–0.46%
BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass Through Ctfs., 3.44%, 06/16/2028(b)	$71,217	$73,864

Office REIT’s–0.55%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	40,000	41,536
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	45,000	46,659
		88,195

Office Services & Supplies–0.68%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	35,000	36,956
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	63,000	71,918
		108,874

Oil & Gas Drilling–0.01%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	2,000	1,650

Oil & Gas Equipment & Services–0.26%
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	41,000	39,765
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	2,000	1,935
		41,700

Oil & Gas Exploration & Production–2.88%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	130,000	138,120
5.55%, 03/15/2026	66,000	73,197
6.38%, 09/15/2017	20,000	21,150
6.60%, 03/15/2046	76,000	92,029
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	4,000	3,930
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	2,000	1,435
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	4,000	4,050
Hess Corp., Sr. Unsec. Global Notes, 1.30%, 06/15/2017	48,000	47,909
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	2,000	1,820
Sr. Unsec. Gtd. Notes, 6.50%, 11/01/2021	2,000	1,835
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	8,000	8,400
PDC Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/2022	2,000	2,090
Pioneer Natural Resources Co., Sr. Unsec. Notes, 5.88%, 07/15/2016	21,000	21,022
6.65%, 03/15/2017	30,000	31,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	$2,000	$1,995
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	5,000	5,175
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	2,000	1,847
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	2,000	1,805
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	4,000	3,740
		462,727

Oil & Gas Storage & Transportation–4.28%
Enbridge Inc. (Canada), Sr. Unsec. Notes, 5.60%, 04/01/2017	72,000	74,098
Energy Transfer Partners, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	26,000	27,036
Sr. Unsec. Notes, 4.75%, 01/15/2026	75,000	77,723
5.15%, 03/15/2045	51,000	47,632
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.85%, 04/15/2021	20,000	20,643
3.75%, 02/15/2025	74,000	78,064
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	65,000	62,777
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 5.40%, 09/01/2044	74,000	73,490
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	56,000	55,221
Southern Natural Gas Co., L.L.C., Sr. Unsec. Gtd. Notes, 5.90%, 04/01/2017(b)	18,000	18,466
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	4,000	4,090
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	5,000	5,225
Western Gas Partners, LP, Sr. Unsec. Notes, 4.65%, 07/01/2026	31,000	31,007
Williams Partners L.P., Sr. Unsec. Global Bonds, 3.60%, 03/15/2022	84,000	79,537
Sr. Unsec. Notes, 4.13%, 11/15/2020	32,000	31,740
		686,749

Other Diversified Financial Services–0.69%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	100,000	111,126

Packaged Foods & Meats–0.03%
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	4,000	4,190

	Principal Amount	Value
Paper Packaging–1.24%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	$2,000	$2,090
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/2024(b)	200,000	197,500
		199,590

Paper Products–0.07%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	12,000	11,700

Pharmaceuticals–1.74%
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	74,000	113,820
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.95%, 06/15/2026(b)	76,000	76,559
5.25%, 06/15/2046(b)	35,000	36,496
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	9,000	7,470
Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	40,000	44,071
		278,416

Property & Casualty Insurance–1.08%
Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/2053	75,000	77,063
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	45,000	49,275
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	40,000	46,588
		172,926

Regional Banks–0.94%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	8,000	8,180
5.00%, 08/01/2023	2,000	2,035
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	55,000	58,924
Series J, Jr. Unsec. Sub. Notes, 4.90%(c)	45,000	39,712
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	35,000	41,497
		150,348

Reinsurance–0.41%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	60,000	65,277

Renewable Electricity–0.24%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	36,000	39,070

Residential REIT’s–0.76%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	115,000	121,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Restaurants–0.64%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	$98,000	$102,042

Retail REIT’s–0.35%
Brixmor Operating Partnership LP, Sr. Unsec. Notes, 4.13%, 06/15/2026	55,000	56,560

Semiconductors–1.33%
Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(b)	2,000	1,720
5.25%, 01/15/2024(b)	2,000	1,710
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	200,000	209,250
		212,680

Soft Drinks–0.38%
PepsiCo Inc., Sr. Unsec. Global Notes, 3.00%, 08/25/2021	57,000	60,810

Sovereign Debt–2.47%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 6.25%, 04/22/2019(b)	150,000	156,750
6.88%, 04/22/2021(b)	150,000	160,350
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.00%, 10/02/2023	14,000	15,107
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	8,000	8,775
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	34,000	34,723
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Notes, 4.38%, 10/27/2027	20,000	21,200
		396,905

Specialized Finance–3.61%
Air Lease Corp., Sr. Unsec. Global Notes, 3.38%, 06/01/2021	60,000	61,537
3.88%, 04/01/2021	85,000	87,922
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	2,000	2,045
5.50%, 02/15/2022	7,000	7,350
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	10,000	10,797
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	110,000	124,855
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	45,000	46,537
4.88%, 02/15/2024	158,000	180,090
5.25%, 07/15/2044	35,000	42,780
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	15,000	15,274
		579,187

	Principal Amount	Value
Specialized REIT’s–3.16%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	$120,000	$131,401
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	6,000	6,270
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	43,000	42,722
7.75%, 07/15/2020	253,000	295,029
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	20,000	21,780
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/2023	4,000	4,120
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	5,000	5,200
		506,522

Specialty Chemicals–0.05%
Ashland Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	2,000	2,015
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	2,000	2,150
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	4,000	4,180
		8,345

Steel–0.06%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 6.13%, 06/01/2025	2,000	1,998
Sr. Unsec. Global Notes, 7.25%, 02/25/2022	3,000	3,172
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	2,000	1,880
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	2,000	2,115
		9,165

Systems Software–0.19%
Oracle Corp., Sr. Unsec. Global Notes, 4.00%, 07/15/2046	30,000	30,215

Technology Distributors–0.23%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	35,000	36,436

Technology Hardware, Storage & Peripherals–1.37%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 6.02%, 06/15/2026(b)	112,000	116,405
8.35%, 07/15/2046(b)	34,000	36,655
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	2,000	2,100
Sr. Unsec. Notes, 5.88%, 06/15/2021(b)	2,000	2,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–(continued)
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	$45,000	$35,691
5.75%, 12/01/2034	38,000	26,885
		219,791

Trading Companies & Distributors–0.03%
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	5,000	5,225

Trucking–0.17%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	2,000	1,985
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2024(b)	2,000	1,990
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	5,000	4,963
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.45%, 11/15/2021	17,000	17,788
		26,726

Wireless Telecommunication Services–0.08%
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	8,000	8,420
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	5,000	4,287
		12,707
Total Bonds and Notes (Cost $11,068,015)		11,536,144

U.S. Government Sponsored Agency Mortgage-Backed Securities–12.67%
Collateralized Mortgage Obligations–0.49%
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(d)	311,104	27,611
1.69%, 12/20/2064(d)	535,864	50,907
		78,518

Federal Home Loan Mortgage Corp. (FHLMC)–1.07%
Pass Through Ctfs., 6.50%, 04/01/2017 to 08/01/2032	2,375	2,728
6.00%, 05/01/2017 to 06/01/2017	548	556
5.50%, 09/01/2017	1,269	1,290
Pass Through Ctfs., TBA, 3.50%, 07/01/2046(e)	158,000	166,579
		171,153

Federal National Mortgage Association (FNMA)–5.67%
Pass Through Ctfs., 6.50%, 02/01/2017 to 09/01/2031	1,211	1,429
7.00%, 05/01/2017 to 09/01/2032	8,941	9,619
5.00%, 11/01/2018	3,621	3,721
7.50%, 04/01/2029	3,490	3,971

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., TBA, 2.50%, 07/01/2031(e)	$221,000	$228,661
3.00%, 07/01/2031 to 07/01/2046(e)	565,000	588,387
3.50%, 07/01/2031(e)	70,000	74,179
		909,967

Government National Mortgage Association (GNMA)–5.44%
Pass Through Ctfs., 7.50%, 06/15/2023	2,931	3,205
8.50%, 11/15/2024	1,146	1,151
7.00%, 07/15/2031 to 08/15/2031	1,307	1,562
6.50%, 11/15/2031 to 03/15/2032	2,723	3,107
6.00%, 11/15/2032	1,281	1,503
Pass Through Ctfs., TBA, 3.00%, 07/01/2046(e)	220,000	230,042
3.50%, 07/01/2046(e)	382,000	405,472
4.00%, 07/01/2046(e)	212,000	226,625
		872,667
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,035,156)		2,032,305

Asset-Backed Securities–10.73%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 2.91%, 02/25/2035(d)	21,127	20,936
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Pass Through Ctfs., 3.99%, 09/15/2048	70,000	76,480
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.34%, 05/15/2032(b)(d)	230,000	220,257
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(d)	108,379	108,902
Chase Mortgage Trust, Series 2016-1, Class M3, Pass Through Ctfs., 3.75%, 04/25/2045(b)	94,675	93,897
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(b)(d)	150,000	150,525
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.55%, 08/10/2048(d)	72,000	79,746
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.97%, 09/26/2034(b)(d)	4,357	4,361
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.33%, 04/19/2036(d)	124,615	107,090
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C, Pass Through Ctfs., 3.96%, 04/15/2046	50,000	50,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
MAPS CLO Fund II Ltd. (Cayman Islands), Series 2007-2A, Class A2, Floating Rate Pass Through Ctfs., 1.08%, 07/20/2022(b)(d)	$250,000	$239,016
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.67%, 11/25/2035(d)	32,755	31,720
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Pass Through Ctfs., 5.39%, 11/12/2041	40,000	39,679
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 2.85%, 09/25/2034(d)	37,834	37,358
Series 2004-16, Class 2A, Floating Rate Pass Through Ctfs., 2.96%, 11/25/2034(d)	49,720	49,718
Series 2004-16, Class 5A3, Variable Rate Pass Through Ctfs., 2.78%, 11/25/2034(d)	15,118	15,067
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 2.54%, 04/25/2045(d)	106,530	106,797
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.62%, 07/25/2045(d)	51,970	50,359
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ, Pass Through Ctfs., 5.83%, 07/15/2045	90,000	89,751
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.85%, 12/25/2034(d)	60,754	60,514
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	80,000	88,808
Total Asset-Backed Securities (Cost $1,721,243)		1,721,432

U.S. Treasury Securities–9.21%
U.S. Treasury Bills–0.31%
0.45%, 11/17/2016(f)(g)	50,000	49,952

U.S. Treasury Notes–5.25%
1.13%, 02/28/2021	2,600	2,618
1.13%, 06/30/2021	156,700	157,548
1.38%, 06/30/2023	240,800	242,136
1.63%, 05/15/2026	433,300	438,869
		841,171

	Principal Amount	Value
U.S. Treasury Bonds–3.65%
3.00%, 11/15/2045	$700	$806
2.50%, 02/15/2046	560,600	584,294
		585,100
Total U.S. Treasury Securities (Cost $1,439,876)		1,476,223

	Shares
Preferred Stocks–1.27%
Investment Banking & Brokerage–0.90%
Morgan Stanley, Series F, 6.88% Pfd.	5,000	143,700

Reinsurance–0.37%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	2,000	59,520
Total Preferred Stocks (Cost $175,000)		203,220

	Principal Amount
Municipal Obligations–0.69%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/2017(h)	$65,000	44,200
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	50,000	66,016
Total Municipal Obligations (Cost $114,523)		110,216

	Shares

Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(i)	87,412	184

Diversified Support Services–0.00%
ACC Claims Holdings, LLC (j)	73,980	462
Total Common Stocks & Other Equity Interests (Cost $22,181)		646

Money Market Funds–5.10%
Liquid Assets Portfolio–Institutional Class, 0.44%(k)	409,257	409,257
Premier Portfolio–Institutional Class, 0.40%(k)	409,257	409,257
Total Money Market Funds (Cost $818,514)		818,514
TOTAL INVESTMENTS–111.61% (Cost $17,394,508)		17,898,700
OTHER ASSETS LESS LIABILITIES–(11.61)%		(1,861,830)
NET ASSETS–100.00%		$16,036,870

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior

Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $4,826,849, which represented 30.10% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2016.
(e)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1K.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at June 30, 2016 represented less than 1% of the Fund’s Net Assets.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By security type, based on Total Investments as of June 30, 2016

Bonds and Notes	64.5%
U.S. Government Sponsored Agency Mortgage-Backed Securities	11.4
Asset-Backed Securities	9.6
U.S. Treasury Securities	8.2
Preferred Stocks	1.1
Security Types Each Less Than 1% of Portfolio	0.6
Money Market Funds	4.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $16,575,994)	$17,080,186
Investments in affiliated money market funds, at value and cost	818,514
Total investments, at value (Cost $17,394,508)	17,898,700
Receivable for:
Investments sold	1,691,902
Variation margin — futures	8,917
Fund shares sold	946
Dividends and interest	172,101
Premiums paid on swap agreements — OTC	3,973
Investment for trustee deferred compensation and retirement plans	57,856
Other assets	5,529
Total assets	19,839,924

Liabilities:
Payable for:
Investments purchased	3,685,988
Fund shares reacquired	5,448
Swaps payable — OTC	76
Accrued fees to affiliates	11,741
Accrued trustees’ and officers’ fees and benefits	601
Accrued other operating expenses	33,760
Trustee deferred compensation and retirement plans	59,971
Unrealized depreciation on swap agreements — OTC	5,469
Total liabilities	3,803,054
Net assets applicable to shares outstanding	$16,036,870

Net assets consist of:
Shares of beneficial interest	$22,569,940
Undistributed net investment income	860,492
Undistributed net realized gain (loss)	(7,827,687)
Net unrealized appreciation	434,125
$16,036,870

Net Assets:
Series I	$15,881,775
Series II	$155,095

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,461,167
Series II	24,180
Series I:
Net asset value per share	$6.45
Series II:
Net asset value per share	$6.41

Investment income:
Interest	$323,887
Dividends	5,847
Dividends from affiliated money market funds	1,684
Total investment income	331,418

Expenses:
Advisory fees	34,859
Administrative services fees	40,407
Custodian fees	8,125
Distribution fees — Series II	193
Transfer agent fees	4,336
Trustees’ and officers’ fees and benefits	9,728
Reports to shareholders	2,995
Professional services fees	23,922
Other	10,501
Total expenses	135,066
Less: Fees waived and expenses reimbursed	(88,362)
Net expenses	46,704
Net investment income	284,714

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	240,336
Futures contracts	(146,801)
Swap agreements	(3,255)
90,280
Change in net unrealized appreciation (depreciation) of:
Investment securities	639,340
Futures contracts	(65,477)
Swap agreements	2,837
576,700
Net realized and unrealized gain	666,980
Net increase in net assets resulting from operations	$951,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$284,714	$645,281
Net realized gain	90,280	157,261
Change in net unrealized appreciation (depreciation)	576,700	(847,554)
Net increase (decrease) in net assets resulting from operations	951,694	(45,012)

Distributions to shareholders from net investment income:
Series I	—	(743,970)
Series ll	—	(6,999)
Total distributions from net investment income	—	(750,969)

Share transactions–net:
Series l	(647,889)	(1,446,156)
Series ll	(10,136)	3,318
Net increase (decrease) in net assets resulting from share transactions	(658,025)	(1,442,838)
Net increase (decrease) in net assets	293,669	(2,238,819)

Net assets:
Beginning of period	15,743,201	17,982,020
End of period (includes undistributed net investment income of $860,492 and $575,778, respectively)	$16,036,870	$15,743,201

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Core Plus Bond Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Core Plus Bond Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco V.I. Core Plus Bond Fund

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Core Plus Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits the Adviser will retain its ability to be reimbursed for such waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $34,859 and reimbursed Fund expenses of $53,503.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,863 for accounting and fund administrative services and reimbursed $15,544 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Core Plus Bond Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,021,734	$646	$—	$1,022,380
U.S. Treasury Securities	—	1,476,223	—	1,476,223
Corporate Debt Securities	—	11,139,239	—	11,139,239
U.S. Government Sponsored Agency Securities	—	2,032,305	—	2,032,305
Asset-Backed Securities	—	1,721,432	—	1,721,432
Municipal Obligations	—	110,216	—	110,216
Foreign Sovereign Debt Securities	—	396,905	—	396,905
	1,021,734	16,876,966	—	17,898,700
Futures Contracts*	(64,598)	—	—	(64,598)
Swap Agreements*	—	(5,469)	—	(5,469)
Total Investments	$957,136	$16,871,497	$—	$17,828,633

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(5,469)
Interest rate risk:
Futures contracts(b)	60,533	(125,131)
Total	$60,533	$(130,600)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$(3,255)
Interest rate risk	(146,801)	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	2,837
Interest rate risk	(65,477)	—
Total	$(212,278)	$(418)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$6,733,244	$250,000

Invesco V.I. Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	3	September-2016	$657,984	$4,587
U.S. Treasury 5 Year Notes	Long	25	September-2016	3,054,102	46,034
U.S. Treasury 10 Year Notes	Short	12	September-2016	(1,595,813)	(41,935)
U.S. Long Bonds	Long	1	September-2016	172,344	9,912
U.S. Ultra Bond	Short	7	September-2016	(1,304,625)	(83,196)
Total Futures Contracts — Interest Rate Risk					$(64,598)

Open Over-The-Counter Credit Default Swap Agreements – Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.39%	$(250,000)	$3,973	$(5,469)

(a)	Implied credit spreads represent the current level as of June 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Bank of America Merrill Lynch	$3,973	$(3,973)	$—	$—	$—

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Bank of America Merrill Lynch	$5,545	$(3,973)	$—	$—	$1,572

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

Invesco V.I. Core Plus Bond Fund

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$557,608	$—	$557,608
December 31, 2017	7,359,092	—	7,359,092
	$7,916,700	$—	$7,916,700

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $37,208,515 and $38,682,107, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $12,533,798 and $13,175,080, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$710,493
Aggregate unrealized (depreciation) of investment securities	(206,691)
Net unrealized appreciation of investment securities	$503,802

Cost of investments for tax purposes is $17,394,898.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	111,018	$694,619	109,942	$689,898
Series II	—	—	1	8

Issued as reinvestment of dividends:
Series I	—	—	121,962	743,970
Series II	—	—	1,080	6,568

Reacquired:
Series I	(217,580)	(1,342,508)	(451,515)	(2,880,024)
Series II	(1,626)	(10,136)	(515)	(3,258)
Net increase (decrease) in share activity	(108,188)	$(658,025)	(219,045)	$(1,442,838)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Plus Bond Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$6.07	$0.11	$0.27	$0.38	$—	$6.45	6.26%	$15,882	0.60	%(d)	1.74	%(d)	3.68	%(d)	276%
Year ended 12/31/15	6.39	0.24	(0.26)	(0.02)	(0.30)	6.07	(0.37)	15,587	0.65		1.73		3.81		416
Year ended 12/31/14	6.23	0.26	0.24	0.50	(0.34)	6.39	8.03	17,821	0.75		1.77		4.04		255
Year ended 12/31/13	6.54	0.27	(0.27)	0.00	(0.31)	6.23	0.05	19,671	0.75		1.76		4.18		150
Year ended 12/31/12	6.19	0.27	0.39	0.66	(0.31)	6.54	10.71	22,741	0.75		1.49		4.19		66
Year ended 12/31/11	6.10	0.29	0.13	0.42	(0.33)	6.19	7.02	22,333	0.75		1.46		4.71		59
Series II
Six months ended 06/30/16	6.04	0.11	0.26	0.37	—	6.41	6.13	155	0.85	(d)	1.99	(d)	3.43	(d)	276
Year ended 12/31/15	6.36	0.22	(0.26)	(0.04)	(0.28)	6.04	(0.64)	156	0.90		1.98		3.56		416
Year ended 12/31/14	6.19	0.24	0.24	0.48	(0.31)	6.36	7.85	161	1.00		2.02		3.79		255
Year ended 12/31/13	6.50	0.25	(0.27)	(0.02)	(0.29)	6.19	(0.26)	172	1.00		2.01		3.93		150
Year ended 12/31/12	6.16	0.25	0.38	0.63	(0.29)	6.50	10.38	277	1.00		1.74		3.94		66
Year ended 12/31/11	6.07	0.28	0.13	0.41	(0.32)	6.16	6.72	227	1.00		1.71		4.46		59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $15,423 and $155 for Series I and Series II, shares, respectively.

Note 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,062.60	$3.08	$1,021.88	$3.02	0.60%
Series II	1,000.00	1,061.30	4.36	1,020.64	4.27	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Core Plus Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Annuity Underlying Funds Core Plus Bond Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and in the first quintile of its performance universe for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Core Plus Bond Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco

Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. Core Plus Bond Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDDI-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.03%
Series II Shares	8.89
S&P 500 Index▼ (Broad Market Index)	3.84
Russell 1000 Value Index▼ (Style-Specific Index)	6.30
Lipper VUF Large-Cap Value Funds Index¢ (Peer Group Index)	4.26

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (3/1/90)	8.18%
10 Years	7.11
5 Years	12.93
1 Year	8.98

Series II Shares
Inception (6/5/00)	5.42%
10 Years	6.84
5 Years	12.64
1 Year	8.66

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Diversified Dividend Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.71% and 0.96%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.72% and 0.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–86.32%
Aerospace & Defense–2.27%
General Dynamics Corp.	47,444	$6,606,103
Raytheon Co.	48,411	6,581,475
		13,187,578

Air Freight & Logistics–0.52%
United Parcel Service, Inc.–Class B	27,845	2,999,463

Apparel Retail–0.59%
TJX Cos., Inc. (The)	44,160	3,410,477

Apparel, Accessories & Luxury Goods–1.24%
Coach, Inc.	99,405	4,049,760
Columbia Sportswear Co.	55,248	3,178,970
		7,228,730

Asset Management & Custody Banks–1.23%
Federated Investors, Inc.–Class B	156,474	4,503,322
Legg Mason, Inc.	89,714	2,645,666
		7,148,988

Brewers–1.94%
Heineken N.V. (Netherlands)	122,096	11,279,995

Construction Machinery & Heavy Trucks–0.79%
Joy Global Inc.	216,507	4,576,958

Consumer Finance–1.72%
American Express Co.	164,889	10,018,656

Data Processing & Outsourced Services–0.78%
Automatic Data Processing, Inc.	49,317	4,530,753

Department Stores–0.42%
Marks & Spencer Group PLC (United Kingdom)	568,647	2,417,964

Drug Retail–1.49%
Walgreens Boots Alliance, Inc.	104,205	8,677,150

Electric Utilities–8.99%
American Electric Power Co., Inc.	108,460	7,601,961
Duke Energy Corp.	116,809	10,021,044
Entergy Corp.	77,183	6,278,837
Exelon Corp.	407,263	14,808,083
PPL Corp.	360,058	13,592,190
		52,302,115

Electrical Components & Equipment–2.37%
ABB Ltd. (Switzerland)	332,749	6,555,003
Emerson Electric Co.	139,106	7,255,769
		13,810,772

Food Distributors–1.55%
Sysco Corp.	178,030	9,033,242

Gas Utilities–0.77%
AGL Resources Inc.	68,165	4,496,845

	Shares	Value
General Merchandise Stores–1.10%
Target Corp.	91,648	$6,398,863

Health Care Equipment–0.98%
Stryker Corp.	47,376	5,677,066

Homebuilding–0.00%
TopBuild Corp.(b)	1	28

Hotels, Resorts & Cruise Lines–0.64%
Accor S.A. (France)	96,375	3,735,717

Household Products–3.31%
Kimberly-Clark Corp.	54,803	7,534,316
Procter & Gamble Co. (The)	138,476	11,724,763
		19,259,079

Housewares & Specialties–1.09%
Newell Brands, Inc.	131,171	6,370,975

Industrial Machinery–2.05%
Flowserve Corp.	192,423	8,691,747
Pentair PLC (United Kingdom)	55,119	3,212,886
		11,904,633

Integrated Oil & Gas–5.08%
Royal Dutch Shell PLC–Class B (United Kingdom)	209,744	5,768,239
Suncor Energy, Inc. (Canada)	491,296	13,627,993
TOTAL S.A. (France)	210,803	10,146,429
		29,542,661

Integrated Telecommunication Services–4.61%
AT&T Inc.	416,656	18,003,706
BT Group PLC (United Kingdom)	313,536	1,731,428
Deutsche Telekom AG (Germany)	417,068	7,094,938
		26,830,072

Investment Banking & Brokerage–0.67%
Charles Schwab Corp. (The)	153,691	3,889,919

Life & Health Insurance–0.36%
Lincoln National Corp.	53,883	2,089,044

Motorcycle Manufacturers–1.26%
Harley-Davidson, Inc.	161,982	7,337,785

Movies & Entertainment–0.70%
Time Warner Inc.	55,352	4,070,586

Multi-Line Insurance–2.40%
Hartford Financial Services Group, Inc. (The)	314,563	13,960,306

Multi-Utilities–3.80%
Consolidated Edison, Inc.	101,088	8,131,519
Dominion Resources, Inc.	122,852	9,573,856
Sempra Energy	38,720	4,414,854
		22,120,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Oil & Gas Drilling–0.50%
Nabors Industries Ltd.	290,170	$2,916,208

Oil & Gas Equipment & Services–0.43%
Baker Hughes Inc.	55,015	2,482,827

Packaged Foods & Meats–10.03%
Campbell Soup Co.	221,538	14,738,923
General Mills, Inc.	291,073	20,759,327
Kraft Heinz Co. (The)	134,511	11,901,533
Mead Johnson Nutrition Co.	40,711	3,694,523
Mondelez International, Inc.–Class A	159,379	7,253,338
		58,347,644

Paper Packaging–2.71%
Avery Dennison Corp.	39,271	2,935,507
International Paper Co.	211,294	8,954,640
Sonoco Products Co.	78,610	3,903,773
		15,793,920

Personal Products–0.56%
L’Oreal S.A. (France)	17,124	3,274,992

Pharmaceuticals–3.06%
Bristol-Myers Squibb Co.	56,484	4,154,398
Eli Lilly and Co.	99,392	7,827,120
Johnson & Johnson	48,122	5,837,199
		17,818,717

Property & Casualty Insurance–0.72%
Travelers Cos., Inc. (The)	34,998	4,166,162

Regional Banks–5.33%
Cullen/Frost Bankers, Inc.	67,804	4,321,149
Fifth Third Bancorp	259,506	4,564,710
KeyCorp	549,382	6,070,671

	Shares	Value
Regional Banks–(continued)
M&T Bank Corp.	70,382	$8,321,264
Zions Bancorp.	308,397	7,750,017
		31,027,811

Restaurants–0.95%
Darden Restaurants, Inc.	87,342	5,532,242

Semiconductors–0.83%
Linear Technology Corp.	104,011	4,839,632

Soft Drinks–2.95%
Coca-Cola Co. (The)	378,475	17,156,272

Specialized REIT’s–0.96%
Weyerhaeuser Co.	188,465	5,610,603

Tobacco–2.57%
Altria Group, Inc.	90,788	6,260,741
Philip Morris International Inc.	85,202	8,666,747
		14,927,488
Total Common Stocks & Other Equity Interests (Cost $382,886,957)		502,201,167

Money Market Funds–14.79%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	43,041,635	43,041,635
Premier Portfolio–Institutional Class, 0.40%(c)	43,041,635	43,041,635
Total Money Market Funds (Cost $86,083,270)		86,083,270
TOTAL INVESTMENTS–101.11% (Cost $468,970,227)		588,284,437
OTHER ASSETS LESS LIABILITIES–(1.11)%		(6,484,657)
NET ASSETS–100.00%		$581,799,780

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Consumer Staples	24.4%
Utilities	13.6
Financials	13.4
Consumer Discretionary	8.0
Industrials	8.0
Energy	6.0
Telecommunication Services	4.6
Health Care	4.0
Materials	2.7
Information Technology	1.6
Money Market Funds Plus Other Assets Less Liabilities	13.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $382,886,957)	$502,201,167
Investments in affiliated money market funds, at value and cost	86,083,270
Total investments, at value (Cost $468,970,227)	588,284,437
Foreign currencies, at value (Cost $542,733)	537,884
Receivable for:
Investments sold	256,994
Fund shares sold	557,645
Dividends	1,179,465
Investment for trustee deferred compensation and retirement plans	75,530
Unrealized appreciation on forward foreign currency contracts outstanding	320,828
Other assets	2,860
Total assets	591,215,643

Liabilities:
Payable for:
Investments purchased	8,042,127
Fund shares reacquired	676,641
Accrued fees to affiliates	524,166
Accrued trustees’ and officers’ fees and benefits	777
Accrued other operating expenses	57,631
Trustee deferred compensation and retirement plans	114,521
Total liabilities	9,415,863
Net assets applicable to shares outstanding	$581,799,780

Net assets consist of:
Shares of beneficial interest	$442,461,222
Undistributed net investment income	12,532,502
Undistributed net realized gain	7,185,947
Net unrealized appreciation	119,620,109
$581,799,780

Net Assets:
Series I	$400,666,023
Series II	$181,133,757

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	15,793,848
Series II	7,181,998
Series I:
Net asset value per share	$25.37
Series II:
Net asset value per share	$25.22

Investment income:
Dividends (net of foreign withholding taxes of $109,795)	$7,109,941
Dividends from affiliated money market funds	118,424
Total investment income	7,228,365

Expenses:
Advisory fees	1,213,733
Administrative services fees	473,179
Custodian fees	28,705
Distribution fees — Series II	184,724
Transfer agent fees	19,020
Trustees’ and officers’ fees and benefits	17,200
Reports to shareholders	3,670
Professional services fees	31,568
Other	4,892
Total expenses	1,976,691
Less: Fees waived	(40,047)
Net expenses	1,936,644
Net investment income	5,291,721

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	15,245,543
Foreign currencies	(32,599)
Forward foreign currency contracts	(914,780)
14,298,164
Change in net unrealized appreciation (depreciation) of:
Investment securities	24,805,396
Foreign currencies	(9,159)
Forward foreign currency contracts	490,040
25,286,277
Net realized and unrealized gain	39,584,441
Net increase in net assets resulting from operations	$44,876,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$5,291,721	$7,976,386
Net realized gain	14,298,164	22,522,521
Change in net unrealized appreciation (depreciation)	25,286,277	(22,248,603)
Net increase in net assets resulting from operations	44,876,162	8,250,304

Distributions to shareholders from net investment income:
Series I	—	(5,638,058)
Series ll	—	(1,865,729)
Total distributions from net investment income	—	(7,503,787)

Share transactions–net:
Series l	35,373,574	2,294,083
Series ll	35,500,512	26,825,841
Net increase in net assets resulting from share transactions	70,874,086	29,119,924
Net increase in net assets	115,750,248	29,866,441

Net assets:
Beginning of period	466,049,532	436,183,091
End of period (includes undistributed net investment income of $12,532,502 and $7,240,781, respectively)	$581,799,780	$466,049,532

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Diversified Dividend Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Diversified Dividend Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s

Invesco V.I. Diversified Dividend Fund

obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $40,047.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $60,443 for accounting and fund administrative services and reimbursed $412,736 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $15 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$546,426,161	$41,858,276	$—	$588,284,437
Forward Foreign Currency Contracts*	—	320,828	—	320,828
Total Investments	$546,426,161	$42,179,104	$—	$588,605,265

*	Unrealized appreciation.

Invesco V.I. Diversified Dividend Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$320,828	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$(914,780)
Change in Net Unrealized Appreciation:
Currency risk	490,040
Total	$(424,740)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$21,712,155

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
07/22/16	Citigroup Global Markets Inc.	CAD	3,016,495	USD	2,337,543	$2,334,872	$2,671
07/22/16	Deutsche Bank Securities Inc.	CAD	2,792,779	USD	2,164,270	2,161,709	2,561
07/22/16	Goldman Sachs International	CAD	2,745,046	USD	2,126,665	2,124,762	1,903
07/22/16	Citigroup Global Markets Inc.	EUR	5,385,541	USD	6,087,416	5,980,492	106,924
07/22/16	Deutsche Bank Securities Inc.	EUR	5,210,718	USD	5,890,612	5,786,355	104,257
07/22/16	Goldman Sachs International	EUR	5,426,786	USD	6,128,805	6,026,293	102,512
Total Forward Foreign Currency Contracts — Currency Risk							$320,828

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Diversified Dividend Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Citigroup Global Markets Inc.	$109,595	$—	$—	$—	$109,595
Deutsche Bank Securities Inc.	106,818	—	—	—	106,818
Goldman Sachs International	104,415	—	—	—	104,415
Total	$320,828	$—	$—	$—	$320,828

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$6,679,413	$—	$6,679,413

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $83,929,415 and $43,123,694, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$130,722,940
Aggregate unrealized (depreciation) of investment securities	(12,010,746)
Net unrealized appreciation of investment securities	$118,712,194

Cost of investments for tax purposes is $469,572,243.

Invesco V.I. Diversified Dividend Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	2,809,122	$67,729,579	3,012,818	$71,097,855
Series II	1,787,574	43,180,686	1,837,158	43,228,055

Issued as reinvestment of dividends:
Series I	—	—	249,693	5,638,058
Series II	—	—	82,958	1,865,729

Reacquired:
Series I	(1,351,554)	(32,356,005)	(3,160,909)	(74,441,830)
Series II	(325,502)	(7,680,174)	(778,296)	(18,267,943)
Net increase in share activity	2,919,640	$70,874,086	1,243,422	$29,119,924

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$23.27	$0.26	$1.84	$2.10	$—	$25.37	9.03%	$400,666	0.69	%(d)	0.71	%(d)	2.18	%(d)	10%
Year ended 12/31/15	23.21	0.43	0.04	0.47	(0.41)	23.27	2.07	333,573	0.70		0.71		1.84		15
Year ended 12/31/14	20.93	0.40	2.26	2.66	(0.38)	23.21	12.83	330,370	0.72		0.73		1.80		6
Year ended 12/31/13	16.34	0.33	4.70	5.03	(0.44)	20.93	31.04	321,581	0.71		0.72		1.76		20
Year ended 12/31/12	14.04	0.35	2.27	2.62	(0.32)	16.34	18.72	271,407	0.67		0.68		2.29		11
Year ended 12/31/11	14.24	0.31	(0.27)	0.04	(0.24)	14.04	0.20	253,850	0.66		0.67		2.24		38
Series II
Six months ended 06/30/16	23.16	0.23	1.83	2.06	—	25.22	8.89	181,134	0.94	(d)	0.96	(d)	1.93	(d)	10
Year ended 12/31/15	23.11	0.37	0.04	0.41	(0.36)	23.16	1.82	132,477	0.95		0.96		1.59		15
Year ended 12/31/14	20.85	0.34	2.25	2.59	(0.33)	23.11	12.54	105,813	0.97		0.98		1.55		6
Year ended 12/31/13	16.28	0.29	4.69	4.98	(0.41)	20.85	30.76	97,628	0.96		0.97		1.51		20
Year ended 12/31/12	14.00	0.31	2.26	2.57	(0.29)	16.28	18.37	72,641	0.92		0.93		2.04		11
Year ended 12/31/11	14.20	0.28	(0.28)	0.00	(0.20)	14.00	(0.06)	68,424	0.91		0.92		1.99		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $134,975,378 and sold of $57,441,776 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Financial Services Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $358,148 and $148,591 for Series I and Series II shares, respectively.

Note 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,090.30	$3.59	$1,021.43	$3.47	0.69%
Series II	1,000.00	1,088.90	4.88	1,020.19	4.72	0.94

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Diversified Dividend Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Diversified Dividend Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund and below the rate of an offshore fund advised by Invesco Advisers using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Diversified Dividend Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VIEWSP-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	5.44%
Series II Shares	5.31
S&P 500 Index▼ (Broad Market Index)	3.84
S&P 500 Equal Weight Index▼ (Style-Specific Index)	5.79
Lipper VUF Multi-Cap Core Funds Index¢ (Peer Group Index)	2.29

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core variable insurance underlying funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (11/9/94)	10.46%
10 Years	8.22
5 Years	11.35
1 Year	2.16

Series II Shares
Inception (7/24/00)	8.12%
10 Years	7.95
5 Years	11.06
1 Year	1.92

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.55% and 80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.27%
Advertising–0.38%
Interpublic Group of Cos., Inc. (The)	12,320	$284,592
Omnicom Group Inc.	3,550	289,290
		573,882

Aerospace & Defense–2.17%
Boeing Co. (The)	2,256	292,987
General Dynamics Corp.	2,090	291,011
Honeywell International Inc.	2,535	294,871
L-3 Communications Holdings, Inc.	2,023	296,754
Lockheed Martin Corp.	1,229	305,001
Northrop Grumman Corp.	1,361	302,523
Raytheon Co.	2,164	294,196
Rockwell Collins, Inc.	3,323	282,920
Textron Inc.	7,637	279,209
TransDigm Group, Inc.(b)	1,133	298,761
United Technologies Corp.	2,900	297,395
		3,235,628

Agricultural & Farm Machinery–0.19%
Deere & Co.	3,453	279,831

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	6,876	294,912

Air Freight & Logistics–0.79%
C.H. Robinson Worldwide, Inc.	4,054	301,010
Expeditors International of Washington, Inc.	6,007	294,583
FedEx Corp.	1,839	279,123
United Parcel Service, Inc.–Class B	2,830	304,848
		1,179,564

Airlines–0.87%
Alaska Air Group, Inc.	4,422	257,759
American Airlines Group Inc.	8,929	252,780
Delta Air Lines, Inc.	7,038	256,394
Southwest Airlines Co.	6,782	265,922
United Continental Holdings Inc.(b)	6,421	263,518
		1,296,373

Alternative Carriers–0.19%
Level 3 Communications, Inc.(b)	5,661	291,485

Aluminum–0.19%
Alcoa Inc.	31,184	289,076

Apparel Retail–1.23%
Foot Locker, Inc.	5,313	291,471
Gap, Inc. (The)	15,641	331,902
L Brands, Inc.	4,326	290,404
Ross Stores, Inc.	5,517	312,759

	Shares	Value
Apparel Retail–(continued)
TJX Cos., Inc. (The)	3,844	$296,872
Urban Outfitters, Inc.(b)	11,243	309,183
		1,832,591

Apparel, Accessories & Luxury Goods–1.37%
Coach, Inc.	7,818	318,505
Hanesbrands, Inc.	11,017	276,857
Michael Kors Holdings Ltd.(b)	5,937	293,763
PVH Corp.	3,061	288,438
Ralph Lauren Corp.	3,088	276,747
Under Armour, Inc.–Class A(b)	3,990	160,119
Under Armour, Inc.–Class C(b)	4,018	146,268
VF Corp.	4,723	290,417
		2,051,114

Application Software–0.97%
Adobe Systems Inc.(b)	3,047	291,872
Autodesk, Inc.(b)	5,267	285,155
Citrix Systems, Inc.(b)	3,439	275,430
Intuit Inc.	2,779	310,164
salesforce.com, inc.(b)	3,615	287,067
		1,449,688

Asset Management & Custody Banks–1.85%
Affiliated Managers Group, Inc.(b)	1,852	260,706
Ameriprise Financial, Inc.	2,972	267,034
Bank of New York Mellon Corp. (The)	7,175	278,749
BlackRock, Inc.	852	291,836
Franklin Resources, Inc.	8,757	292,221
Invesco Ltd.(c)	10,412	265,922
Legg Mason, Inc.	9,204	271,426
Northern Trust Corp.	4,169	276,238
State Street Corp.	5,000	269,600
T. Rowe Price Group Inc.	4,063	296,477
		2,770,209

Auto Parts & Equipment–0.55%
BorgWarner, Inc.	8,791	259,511
Delphi Automotive PLC (United Kingdom)	4,395	275,127
Johnson Controls, Inc.	6,655	294,550
		829,188

Automobile Manufacturers–0.38%
Ford Motor Co.	22,591	283,969
General Motors Co.	10,183	288,179
		572,148

Automotive Retail–1.02%
Advance Auto Parts, Inc.	1,933	312,431
AutoNation, Inc.(b)	6,212	291,840
AutoZone, Inc.(b)	392	311,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Automotive Retail–(continued)
CarMax, Inc.(b)	6,008	$294,572
O’Reilly Automotive, Inc.(b)	1,133	307,156
		1,517,184

Biotechnology–1.52%
AbbVie Inc.	4,851	300,325
Alexion Pharmaceuticals, Inc.(b)	2,181	254,653
Amgen Inc.	1,911	290,759
Biogen Inc.(b)	1,202	290,668
Celgene Corp.(b)	2,874	283,463
Gilead Sciences, Inc.	3,503	292,220
Regeneron Pharmaceuticals, Inc.(b)	795	277,638
Vertex Pharmaceuticals Inc.(b)	3,233	278,103
		2,267,829

Brewers–0.19%
Molson Coors Brewing Co.–Class B	2,853	288,524

Broadcasting–0.80%
CBS Corp.–Class B	5,611	305,463
Discovery Communications, Inc.–Class A(b)	4,470	112,778
Discovery Communications, Inc.–Class C(b)	7,087	169,025
Scripps Networks Interactive Inc.–Class A	4,626	288,061
TEGNA Inc.	13,506	312,934
		1,188,261

Building Products–0.60%
Allegion PLC	4,357	302,506
Fortune Brands Home & Security Inc.	5,234	303,415
Masco Corp.	9,472	293,064
		898,985

Cable & Satellite–0.21%
Comcast Corp.–Class A	4,712	307,175

Casinos & Gaming–0.18%
Wynn Resorts Ltd.	2,945	266,935

Commodity Chemicals–0.18%
LyondellBasell Industries N.V.–Class A	3,676	273,568

Communications Equipment–0.98%
Cisco Systems, Inc.	10,193	292,437
F5 Networks, Inc.(b)	2,477	281,982
Harris Corp.	3,652	304,723
Juniper Networks, Inc.	12,894	289,986
Motorola Solutions, Inc.	4,388	289,476
		1,458,604

Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	10,051	307,561

Construction & Engineering–0.57%
Fluor Corp.	5,678	279,812
Jacobs Engineering Group, Inc.(b)	5,739	285,860
Quanta Services, Inc.(b)	12,609	291,520
		857,192

	Shares	Value
Construction Machinery & Heavy Trucks–0.58%
Caterpillar Inc.	3,892	$295,053
Cummins Inc.	2,550	286,722
PACCAR Inc.	5,391	279,631
		861,406

Construction Materials–0.41%
Martin Marietta Materials, Inc.	1,594	306,048
Vulcan Materials Co.	2,561	308,242
		614,290

Consumer Electronics–0.38%
Garmin Ltd.	6,960	295,243
Harman International Industries, Inc.	3,857	277,010
		572,253

Consumer Finance–0.90%
American Express Co.	4,554	276,701
Capital One Financial Corp.	4,225	268,330
Discover Financial Services	5,256	281,669
Navient Corp.	22,852	273,081
Synchrony Financial(b)	9,607	242,865
		1,342,646

Data Processing & Outsourced Services–2.34%
Alliance Data Systems Corp.(b)	1,372	268,802
Automatic Data Processing, Inc.	3,397	312,082
Fidelity National Information Services, Inc.	3,980	293,246
Fiserv, Inc.(b)	2,781	302,378
Global Payments Inc.	3,959	282,593
MasterCard, Inc.–Class A	3,107	273,602
Paychex, Inc.	5,423	322,669
PayPal Holdings, Inc.(b)	8,048	293,833
Total System Services, Inc.	5,634	299,222
Visa Inc.–Class A	3,690	273,687
Western Union Co. (The)	15,286	293,186
Xerox Corp.	29,801	282,812
		3,498,112

Department Stores–0.60%
Kohl’s Corp.	8,041	304,915
Macy’s, Inc.	8,902	299,196
Nordstrom, Inc.	7,611	289,598
		893,709

Distillers & Vintners–0.41%
Brown-Forman Corp.–Class B	3,012	300,477
Constellation Brands, Inc.–Class A	1,928	318,891
		619,368

Distributors–0.40%
Genuine Parts Co.	3,065	310,331
LKQ Corp.(b)	9,181	291,038
		601,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Banks–1.14%
Bank of America Corp.	21,397	$283,938
Citigroup Inc.	6,740	285,709
Comerica Inc.	6,702	275,653
JPMorgan Chase & Co.	4,635	288,019
U.S. Bancorp	7,052	284,407
Wells Fargo & Co.	6,121	289,707
		1,707,433

Diversified Chemicals–0.56%
Dow Chemical Co. (The)	5,543	275,543
E. I. du Pont de Nemours and Co.	4,380	283,824
Eastman Chemical Co.	4,059	275,606
		834,973

Diversified Metals & Mining–0.21%
Freeport-McMoRan Inc.	28,565	318,214

Diversified Support Services–0.21%
Cintas Corp.	3,130	307,147

Drug Retail–0.40%
CVS Health Corp.	3,060	292,964
Walgreens Boots Alliance, Inc.	3,587	298,690
		591,654

Electric Utilities–2.87%
Alliant Energy Corp.	7,365	292,390
American Electric Power Co., Inc.	4,426	310,218
Duke Energy Corp.	3,641	312,361
Edison International	4,001	310,758
Entergy Corp.	3,762	306,039
Eversource Energy	5,220	312,678
Exelon Corp.	8,552	310,951
FirstEnergy Corp.	8,781	306,545
NextEra Energy, Inc.	2,389	311,526
PG&E Corp.	4,695	300,104
Pinnacle West Capital Corp.	3,856	312,567
PPL Corp.	7,526	284,107
Southern Co. (The)	5,789	310,464
Xcel Energy, Inc.	6,921	309,922
		4,290,630

Electrical Components & Equipment–0.97%
Acuity Brands, Inc.	1,175	291,353
AMETEK, Inc.	6,124	283,112
Eaton Corp. PLC	4,802	286,823
Emerson Electric Co.	5,611	292,670
Rockwell Automation, Inc.	2,535	291,069
		1,445,027

Electronic Components–0.39%
Amphenol Corp.–Class A	4,976	285,274
Corning Inc.	14,421	295,342
		580,616

	Shares	Value
Electronic Equipment & Instruments–0.20%
FLIR Systems, Inc.	9,555	$295,727

Electronic Manufacturing Services–0.18%
TE Connectivity Ltd. (Switzerland)	4,821	275,327

Environmental & Facilities Services–0.62%
Republic Services, Inc.	5,969	306,269
Stericycle, Inc.(b)	2,956	307,779
Waste Management, Inc.	4,725	313,126
		927,174

Fertilizers & Agricultural Chemicals–0.73%
CF Industries Holdings, Inc.	10,123	243,964
FMC Corp.	5,958	275,915
Monsanto Co.	2,709	280,138
Mosaic Co. (The)	10,972	287,247
		1,087,264

Food Distributors–0.21%
Sysco Corp.	6,066	307,789

Food Retail–0.38%
Kroger Co. (The)	8,039	295,755
Whole Foods Market, Inc.	8,625	276,172
		571,927

Footwear–0.20%
NIKE, Inc.–Class B	5,369	296,369

Gas Utilities–0.20%
AGL Resources Inc.	4,488	296,073

General Merchandise Stores–0.61%
Dollar General Corp.	3,235	304,090
Dollar Tree, Inc.(b)	3,239	305,243
Target Corp.	4,359	304,346
		913,679

Gold–0.22%
Newmont Mining Corp.	8,268	323,444

Health Care Distributors–0.99%
AmerisourceBergen Corp.	3,870	306,968
Cardinal Health, Inc.	3,768	293,942
Henry Schein, Inc.(b)	1,658	293,134
McKesson Corp.	1,595	297,707
Patterson Cos. Inc.	5,966	285,712
		1,477,463

Health Care Equipment–2.61%
Abbott Laboratories	7,706	302,923
Baxter International Inc.	6,651	300,758
Becton, Dickinson and Co.	1,747	296,274
Boston Scientific Corp.(b)	12,855	300,421
C.R. Bard, Inc.	1,312	308,530
Edwards Lifesciences Corp.(b)	2,914	290,613
Hologic, Inc.(b)	8,668	299,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Intuitive Surgical, Inc.(b)	461	$304,910
Medtronic PLC	3,452	299,530
St. Jude Medical, Inc.	3,826	298,428
Stryker Corp.	2,582	309,401
Varian Medical Systems, Inc.(b)	3,468	285,174
Zimmer Biomet Holdings, Inc.	2,481	298,663
		3,895,538

Health Care Facilities–0.39%
HCA Holdings, Inc.(b)	3,719	286,400
Universal Health Services, Inc.–Class B	2,188	293,411
		579,811

Health Care REIT’s–0.62%
HCP, Inc.	8,595	304,091
Ventas, Inc.	4,315	314,218
Welltower Inc.	4,102	312,450
		930,759

Health Care Services–0.80%
DaVita HealthCare Partners Inc.(b)	3,889	300,697
Express Scripts Holding Co.(b)	3,898	295,468
Laboratory Corp. of America Holdings(b)	2,270	295,713
Quest Diagnostics Inc.	3,821	311,068
		1,202,946

Health Care Supplies–0.19%
DENTSPLY SIRONA Inc.	4,652	288,610

Health Care Technology–0.21%
Cerner Corp.(b)	5,321	311,811

Home Entertainment Software–0.41%
Activision Blizzard, Inc.	7,835	310,501
Electronic Arts Inc.(b)	3,931	297,813
		608,314

Home Furnishings–0.39%
Leggett & Platt, Inc.	5,899	301,498
Mohawk Industries, Inc.(b)	1,515	287,486
		588,984

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	2,296	293,176
Lowe’s Cos., Inc.	3,779	299,184
		592,360

Homebuilding–0.60%
D.R. Horton, Inc.	9,503	299,154
Lennar Corp.–Class A	6,306	290,707
PulteGroup Inc.	15,397	300,088
		889,949

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.	6,797	293,766

	Shares	Value
Hotel and Resort REIT’s–0.21%
Host Hotels & Resorts Inc.	19,216	$311,491

Hotels, Resorts & Cruise Lines–0.97%
Carnival Corp.	6,275	277,355
Marriott International Inc.–Class A	4,450	295,747
Royal Caribbean Cruises Ltd.	4,002	268,734
Starwood Hotels & Resorts Worldwide, Inc.	4,005	296,170
Wyndham Worldwide Corp.	4,373	311,489
		1,449,495

Household Appliances–0.19%
Whirlpool Corp.	1,666	277,622

Household Products–1.02%
Church & Dwight Co., Inc.	2,962	304,760
Clorox Co. (The)	2,245	310,686
Colgate-Palmolive Co.	4,103	300,340
Kimberly-Clark Corp.	2,258	310,430
Procter & Gamble Co. (The)	3,556	301,086
		1,527,302

Housewares & Specialties–0.20%
Newell Brands, Inc.	6,171	299,725

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	7,401	282,422

Hypermarkets & Super Centers–0.40%
Costco Wholesale Corp.	1,910	299,947
Wal-Mart Stores, Inc.	4,159	303,690
		603,637

Independent Power Producers & Energy Traders–0.42%
AES Corp. (The)	26,423	329,759
NRG Energy, Inc.	19,861	297,716
		627,475

Industrial Conglomerates–0.81%
3M Co.	1,755	307,336
Danaher Corp.	2,979	300,879
General Electric Co.	9,851	310,109
Roper Technologies, Inc.	1,718	293,022
		1,211,346

Industrial Gases–0.39%
Air Products and Chemicals, Inc.	2,021	287,063
Praxair, Inc.	2,601	292,326
		579,389

Industrial Machinery–1.73%
Dover Corp.	4,187	290,243
Flowserve Corp.	5,821	262,935
Illinois Tool Works Inc.	2,737	285,086
Ingersoll-Rand PLC	4,588	292,164
Parker-Hannifin Corp.	2,625	283,631
Pentair PLC (United Kingdom)	4,983	290,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Machinery–(continued)
Snap-on Inc.	1,897	$299,384
Stanley Black & Decker Inc.	2,619	291,285
Xylem, Inc.	6,444	287,725
		2,582,912

Industrial REIT’s–0.19%
Prologis, Inc.	5,927	290,660

Insurance Brokers–0.79%
Aon PLC	2,705	295,467
Arthur J. Gallagher & Co.	6,160	293,216
Marsh & McLennan Cos., Inc.	4,460	305,332
Willis Towers Watson PLC	2,329	289,518
		1,183,533

Integrated Oil & Gas–0.61%
Chevron Corp.	2,901	304,112
Exxon Mobil Corp.	3,288	308,217
Occidental Petroleum Corp.	3,922	296,346
		908,675

Integrated Telecommunication Services–0.83%
AT&T Inc.	7,337	317,032
CenturyLink Inc.	10,976	318,414
Frontier Communications Corp.	57,914	286,095
Verizon Communications Inc.	5,618	313,709
		1,235,250

Internet Retail–0.96%
Amazon.com, Inc.(b)(d)	412	294,835
Expedia, Inc.	2,770	294,451
Netflix Inc.(b)	3,155	288,619
Priceline Group Inc. (The)(b)	224	279,644
TripAdvisor Inc.(b)	4,402	283,049
		1,440,598

Internet Software & Services–1.19%
Akamai Technologies, Inc.(b)	5,611	313,823
Alphabet Inc.–Class A(b)	202	142,113
Alphabet Inc.–Class C(b)	205	141,880
eBay Inc.(b)	12,294	287,803
Facebook Inc.–Class A(b)	2,536	289,814
VeriSign, Inc.(b)	3,494	302,091
Yahoo! Inc.(b)	8,035	301,795
		1,779,319

Investment Banking & Brokerage–0.75%
Charles Schwab Corp. (The)	10,401	263,249
E*TRADE Financial Corp.(b)	11,466	269,336
Goldman Sachs Group, Inc. (The)	1,973	293,149
Morgan Stanley	11,587	301,030
		1,126,764

IT Consulting & Other Services–0.94%
Accenture PLC–Class A	2,501	283,338

	Shares	Value
IT Consulting & Other Services–(continued)
Cognizant Technology Solutions Corp.–Class A(b)	4,909	$280,991
CSRA Inc.	12,198	285,799
International Business Machines Corp.	1,941	294,605
Teradata Corp.(b)	10,625	266,369
		1,411,102

Leisure Products–0.39%
Hasbro, Inc.	3,443	289,178
Mattel, Inc.	9,521	297,912
		587,090

Life & Health Insurance–1.34%
Aflac, Inc.	4,291	309,638
Lincoln National Corp.	6,875	266,544
MetLife, Inc.	6,867	273,513
Principal Financial Group, Inc.	6,965	286,331
Prudential Financial, Inc.	4,024	287,072
Torchmark Corp.	4,917	303,969
Unum Group	8,518	270,787
		1,997,854

Life Sciences Tools & Services–0.98%
Agilent Technologies, Inc.	6,523	289,360
Illumina, Inc.(b)	2,089	293,254
PerkinElmer, Inc.	5,511	288,887
Thermo Fisher Scientific, Inc.	1,949	287,984
Waters Corp.(b)	2,143	301,413
		1,460,898

Managed Health Care–1.20%
Aetna Inc.	2,454	299,707
Anthem, Inc.	2,249	295,383
Centene Corp.(b)	4,357	310,959
Cigna Corp.	2,309	295,529
Humana Inc.	1,584	284,930
UnitedHealth Group Inc.	2,124	299,909
		1,786,417

Metal & Glass Containers–0.38%
Ball Corp.	4,016	290,317
Owens-Illinois, Inc.(b)	15,231	274,310
		564,627

Motorcycle Manufacturers–0.20%
Harley-Davidson, Inc.	6,654	301,426

Movies & Entertainment–0.78%
Time Warner Inc.	4,019	295,557
Twenty-First Century Fox, Inc.–Class A	7,379	199,602
Twenty-First Century Fox, Inc.–Class B	2,842	77,444
Viacom Inc.–Class B	7,042	292,032
Walt Disney Co. (The)	3,039	297,275
		1,161,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Line Insurance–0.80%
American International Group, Inc.	5,381	$284,601
Assurant, Inc.	3,490	301,222
Hartford Financial Services Group, Inc. (The)	6,760	300,009
Loews Corp.	7,436	305,545
		1,191,377

Multi-Sector Holdings–0.40%
Berkshire Hathaway Inc.–Class B(b)	2,087	302,177
Leucadia National Corp.	17,086	296,100
		598,277

Multi-Utilities–2.49%
Ameren Corp.	5,806	311,085
CenterPoint Energy, Inc.	12,788	306,912
CMS Energy Corp.	6,832	313,315
Consolidated Edison, Inc.	3,836	308,568
Dominion Resources, Inc.	4,034	314,370
DTE Energy Co.	3,150	312,228
NiSource Inc.	11,885	315,190
Public Service Enterprise Group Inc.	6,670	310,889
SCANA Corp.	4,134	312,778
Sempra Energy	2,707	308,652
TECO Energy, Inc.	10,698	295,693
WEC Energy Group, Inc.	4,732	309,000
		3,718,680

Office REIT’s–0.62%
Boston Properties, Inc.	2,307	304,293
SL Green Realty Corp.	2,959	315,045
Vornado Realty Trust	3,081	308,470
		927,808

Office Services & Supplies–0.19%
Pitney Bowes Inc.	15,936	283,661

Oil & Gas Drilling–0.62%
Diamond Offshore Drilling, Inc.	12,168	296,047
Helmerich & Payne, Inc.	4,568	306,650
Transocean Ltd.	27,529	327,320
		930,017

Oil & Gas Equipment & Services–0.98%
Baker Hughes Inc.	6,441	290,682
FMC Technologies, Inc.(b)	10,772	287,289
Halliburton Co.	6,667	301,949
National Oilwell Varco Inc.	8,448	284,275
Schlumberger Ltd.	3,768	297,974
		1,462,169

Oil & Gas Exploration & Production–3.64%
Anadarko Petroleum Corp.	5,583	297,295
Apache Corp.	5,529	307,799
Cabot Oil & Gas Corp.	11,813	304,067
Chesapeake Energy Corp.(b)	66,954	286,563

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Cimarex Energy Co.	2,580	$307,846
Concho Resources Inc.(b)	2,470	294,597
ConocoPhillips	6,648	289,853
Devon Energy Corp.	8,426	305,442
EOG Resources, Inc.	3,627	302,564
EQT Corp.	3,919	303,448
Hess Corp.	5,128	308,193
Marathon Oil Corp.	22,051	330,986
Murphy Oil Corp.	10,068	319,659
Newfield Exploration Co.(b)	7,423	327,948
Noble Energy, Inc.	8,103	290,655
Pioneer Natural Resources Co.	1,854	280,343
Range Resources Corp.	6,848	295,423
Southwestern Energy Co.(b)	22,504	283,100
		5,435,781

Oil & Gas Refining & Marketing–0.78%
Marathon Petroleum Corp.	8,130	308,615
Phillips 66	3,695	293,161
Tesoro Corp.	3,832	287,094
Valero Energy Corp.	5,538	282,438
		1,171,308

Oil & Gas Storage & Transportation–1.03%
Columbia Pipeline Group, Inc.	11,591	295,454
Kinder Morgan Inc.	16,900	316,368
ONEOK, Inc.	6,548	310,703
Spectra Energy Corp.	8,860	324,542
Williams Cos., Inc. (The)	13,426	290,404
		1,537,471

Packaged Foods & Meats–2.54%
Campbell Soup Co.	4,719	313,955
ConAgra Foods, Inc.	6,302	301,298
General Mills, Inc.	4,524	322,652
Hershey Co. (The)	3,069	348,301
Hormel Foods Corp.	8,513	311,576
JM Smucker Co. (The)	2,051	312,593
Kellogg Co.	3,788	309,290
Kraft Heinz Co. (The)	3,466	306,672
McCormick & Co., Inc.	2,964	316,170
Mead Johnson Nutrition Co.	3,531	320,438
Mondelez International, Inc.–Class A	6,572	299,092
Tyson Foods, Inc.–Class A	4,885	326,269
		3,788,306

Paper Packaging–0.77%
Avery Dennison Corp.	3,837	286,816
International Paper Co.	6,852	290,388
Sealed Air Corp.	6,144	282,440
WestRock Co.	7,588	294,945
		1,154,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Personal Products–0.20%
Estee Lauder Cos. Inc. (The)–Class A	3,231	$294,086

Pharmaceuticals–2.17%
Allergan PLC(b)	1,228	283,778
Bristol-Myers Squibb Co.	4,073	299,569
Eli Lilly and Co.	4,001	315,079
Endo International PLC(b)	17,956	279,934
Johnson & Johnson	2,528	306,646
Mallinckrodt PLC(b)	4,951	300,922
Merck & Co., Inc.	5,208	300,033
Mylan N.V.(b)	6,645	287,330
Perrigo Co. PLC	3,003	272,282
Pfizer Inc.	8,385	295,236
Zoetis Inc.	6,244	296,340
		3,237,149

Property & Casualty Insurance–1.23%
Allstate Corp. (The)(d)	4,386	306,801
Chubb Ltd.	2,351	307,299
Cincinnati Financial Corp.	4,199	314,463
Progressive Corp. (The)	9,060	303,510
Travelers Cos., Inc. (The)	2,599	309,385
XL Group PLC	8,781	292,495
		1,833,953

Publishing–0.19%
News Corp.–Class A	19,903	225,899
News Corp.–Class B	5,646	65,889
		291,788

Railroads–0.79%
CSX Corp.	11,049	288,158
Kansas City Southern	3,343	301,171
Norfolk Southern Corp.	3,518	299,487
Union Pacific Corp.	3,332	290,717
		1,179,533

Real Estate Services–0.18%
CBRE Group, Inc.–Class A(b)	9,930	262,946

Regional Banks–2.03%
BB&T Corp.	8,238	293,355
Citizens Financial Group Inc.	13,175	263,237
Fifth Third Bancorp	15,970	280,912
Huntington Bancshares Inc.	29,742	265,894
KeyCorp	24,158	266,946
M&T Bank Corp.	2,516	297,467
People’s United Financial Inc.	18,849	276,326
PNC Financial Services Group, Inc. (The)	3,400	276,726
Regions Financial Corp.	31,086	264,542
SunTrust Banks, Inc.	6,965	286,122
Zions Bancorp.	10,572	265,674
		3,037,201

	Shares	Value
Research & Consulting Services–0.79%
Dun & Bradstreet Corp. (The)	2,352	$286,568
Equifax Inc.	2,387	306,491
Nielsen Holdings PLC	5,438	282,613
Verisk Analytics, Inc.–Class A(b)	3,756	304,536
		1,180,208

Residential REIT’s–1.07%
Apartment Investment & Management Co.–Class A	7,247	320,028
AvalonBay Communities, Inc.	1,739	313,698
Equity Residential	4,593	316,366
Essex Property Trust, Inc.	1,413	322,291
UDR, Inc.	8,770	323,788
		1,596,171

Restaurants–0.98%
Chipotle Mexican Grill, Inc.(b)	730	294,015
Darden Restaurants, Inc.	4,364	276,416
McDonald’s Corp.	2,417	290,862
Starbucks Corp.	5,393	308,048
Yum! Brands, Inc.	3,586	297,351
		1,466,692

Retail REIT’s–1.28%
Federal Realty Investment Trust	1,884	311,896
General Growth Properties, Inc.	10,776	321,340
Kimco Realty Corp.	10,110	317,252
Macerich Co. (The)	3,761	321,152
Realty Income Corp.	4,602	319,195
Simon Property Group, Inc.	1,477	320,361
		1,911,196

Security & Alarm Services–0.19%
Tyco International PLC	6,804	289,850

Semiconductor Equipment–0.60%
Applied Materials, Inc.	12,294	294,687
KLA-Tencor Corp.	4,072	298,274
Lam Research Corp.	3,591	301,860
		894,821

Semiconductors–2.59%
Analog Devices, Inc.	5,195	294,245
Broadcom Ltd. (Singapore)	1,839	285,781
First Solar, Inc.(b)	6,100	295,728
Intel Corp.	9,236	302,941
Linear Technology Corp.	6,238	290,254
Microchip Technology Inc.	5,663	287,454
Micron Technology, Inc.(b)	24,377	335,427
NVIDIA Corp.	6,404	301,052
Qorvo, Inc.(b)	5,476	302,604
QUALCOMM, Inc.	5,497	294,474
Skyworks Solutions, Inc.	4,514	285,646
Texas Instruments Inc.	4,779	299,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductors–(continued)
Xilinx, Inc.	6,332	$292,095
		3,867,105

Soft Drinks–0.81%
Coca-Cola Co. (The)	6,434	291,653
Dr Pepper Snapple Group, Inc.	3,208	309,989
Monster Beverage Corp.(b)	1,926	309,528
PepsiCo, Inc.	2,863	303,306
		1,214,476

Specialized Consumer Services–0.19%
H&R Block, Inc.	12,213	280,899

Specialized Finance–0.98%
CME Group Inc.–Class A	3,106	302,525
Intercontinental Exchange, Inc.	1,132	289,747
Moody’s Corp.	2,975	278,787
Nasdaq, Inc.	4,512	291,791
S&P Global Inc.	2,751	295,072
		1,457,922

Specialized REIT’s–1.66%
American Tower Corp.	2,719	308,906
Crown Castle International Corp.	3,143	318,794
Digital Realty Trust, Inc.	2,891	315,090
Equinix, Inc.	798	309,409
Extra Space Storage Inc.	3,338	308,898
Iron Mountain Inc.	7,957	316,927
Public Storage	1,223	312,587
Weyerhaeuser Co.	9,673	287,965
		2,478,576

Specialty Chemicals–0.97%
Albemarle Corp.	3,698	293,288
Ecolab Inc.	2,460	291,756
International Flavors & Fragrances Inc.	2,297	289,583
PPG Industries, Inc.	2,708	282,038
Sherwin-Williams Co. (The)	1,013	297,488
		1,454,153

Specialty Stores–0.97%
Signet Jewelers Ltd.	3,319	273,519
Staples, Inc.	33,977	292,882
Tiffany & Co.	4,790	290,466
Tractor Supply Co.	3,185	290,408
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,232	300,164
		1,447,439

Steel–0.19%
Nucor Corp.	5,859	289,493

Systems Software–1.02%
CA, Inc.	8,970	294,485

	Shares	Value
Systems Software–(continued)
Microsoft Corp.	5,748	$294,125
Oracle Corp.	7,639	312,664
Red Hat, Inc.(b)	3,847	279,292
Symantec Corp.	17,105	351,337
		1,531,903

Technology Hardware, Storage & Peripherals–1.37%
Apple Inc.	2,993	286,131
EMC Corp.	10,679	290,148
Hewlett Packard Enterprise Co.	15,478	282,783
HP Inc.	21,920	275,096
NetApp, Inc.	12,084	297,146
Seagate Technology PLC	12,788	311,516
Western Digital Corp.	6,316	298,494
		2,041,314

Tires & Rubber–0.19%
Goodyear Tire & Rubber Co. (The)	10,792	276,923

Tobacco–0.61%
Altria Group, Inc.	4,474	308,527
Philip Morris International Inc.	2,920	297,022
Reynolds American Inc.	5,786	312,039
		917,588

Trading Companies & Distributors–0.58%
Fastenal Co.	6,639	294,705
United Rentals, Inc.(b)	4,138	277,660
W.W. Grainger, Inc.	1,329	302,015
		874,380

Trucking–0.38%
J.B. Hunt Transport Services, Inc.	3,654	295,718
Ryder System, Inc.	4,503	275,314
		571,032

Water Utilities–0.22%
American Water Works Co., Inc.	3,818	322,659
Total Common Stocks & Other Equity Interests (Cost $111,398,970)		148,301,277

Money Market Funds–53.86%
Liquid Assets Portfolio–Institutional Class, 0.44%(e)	40,234,608	40,234,608
Premier Portfolio–Institutional Class, 0.40%(e)	40,234,609	40,234,609
Total Money Market Funds (Cost $80,469,217)		80,469,217
TOTAL INVESTMENTS–153.13% (Cost $191,868,187)		228,770,494
OTHER ASSETS LESS LIABILITIES–(53.13)%		(79,377,005)
NET ASSETS–100.00%		$149,393,489

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	18.0%
Consumer Discretionary	16.3
Industrials	13.2
Information Technology	13.2
Health Care	11.1
Energy	7.7
Consumer Staples	7.4
Utilities	6.2
Materials	5.2
Telecommunication Services	1.0
Money Market Funds Plus Other Assets Less Liabilities	0.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $111,165,805)	$148,035,354
Investments in affiliates, at value (Cost $80,702,382)	80,735,140
Total investments, at value (Cost $191,868,187)	228,770,494
Cash	1,558
Receivable for:
Variation margin — futures	18,990
Fund shares sold	42
Dividends	82,780
Investment for trustee deferred compensation and retirement plans	27,245
Other assets	8,403
Total assets	228,909,512

Liabilities:
Payable for:
Investments purchased	79,356,082
Fund shares reacquired	14,022
Accrued fees to affiliates	92,274
Accrued trustees’ and officers’ fees and benefits	475
Accrued other operating expenses	24,137
Trustee deferred compensation and retirement plans	29,033
Total liabilities	79,516,023
Net assets applicable to shares outstanding	$149,393,489

Net assets consist of:
Shares of beneficial interest	$104,364,657
Undistributed net investment income	1,297,295
Undistributed net realized gain	6,797,744
Net unrealized appreciation	36,933,793
$149,393,489

Net Assets:
Series I	$108,426,448
Series II	$40,967,041

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,503,582
Series II	2,518,923
Series I:
Net asset value and offering price per share	$16.67
Series II:
Net asset value per share	$16.26

Investment income:
Dividends	$719,926
Dividends from affiliates	4,193
Total investment income	724,119

Expenses:
Advisory fees	39,457
Administrative services fees	91,693
Custodian fees	10,496
Distribution fees — Series II	48,274
Transfer agent fees	1,720
Trustees’ and officers’ fees and benefits	9,948
Licensing Fees	7,500
Reports to shareholders	1,470
Professional services fees	18,429
Other	4,803
Total expenses	233,790
Less: Fees waived	(366)
Net expenses	233,424
Net investment income	490,695

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,803,571
Futures contracts	(2,566)
1,801,005
Change in net unrealized appreciation of:
Investment securities	2,377,215
Futures contracts	32,080
2,409,295
Net realized and unrealized gain	4,210,300
Net increase in net assets resulting from operations	$4,700,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$490,695	$881,507
Net realized gain	1,801,005	6,046,611
Change in net unrealized appreciation (depreciation)	2,409,295	(8,879,331)
Net increase (decrease) in net assets resulting from operations	4,700,995	(1,951,213)

Distributions to shareholders from net investment income:
Series I	—	(415,027)
Series ll	—	(486,441)
Total distributions from net investment income	—	(901,468)

Distributions to shareholders from net realized gains:
Series l	—	(4,799,257)
Series ll	—	(6,706,618)
Total distributions from net realized gains	—	(11,505,875)

Share transactions–net:
Series l	77,836,125	44,787
Series ll	239,858	9,847,549
Net increase in net assets resulting from share transactions	78,075,983	9,892,336
Net increase (decrease) in net assets	82,776,978	(4,466,220)

Net assets:
Beginning of period	66,616,511	71,082,731
End of period (includes undistributed net investment income of $1,297,295 and $806,600, respectively)	$149,393,489	$66,616,511

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Equally-Weighted S&P 500 Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Equally-Weighted S&P 500 Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. Equally-Weighted S&P 500 Fund

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $366.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,864 for accounting and fund administrative services and reimbursed $66,829 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$228,770,494	$—	$—	$228,770,494
Futures Contracts*	31,486	—	—	31,486
Total Investments	$228,801,980	$—	$—	$228,801,980

*	Unrealized appreciation.

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended June 30, 2016.

	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 06/30/16	Dividend Income
Invesco Ltd.	$138,708	$161,183	$(2,455)	$(30,391)	$(1,123)	$265,922	$2,338

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$31,486	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity risk	$(2,566)
Change in Net Unrealized Appreciation:
Equity risk	32,080
Total	$29,514

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$735,705

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	17	September-2016	$1,776,670	$31,486

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $87,541,063 and $9,533,091, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$36,901,570
Aggregate unrealized (depreciation) of investment securities	(1,176,819)
Net unrealized appreciation of investment securities	$35,724,751

Cost of investments for tax purposes is $193,045,743.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	4,857,567	$79,757,575	22,265	$427,843
Series II	242,038	3,704,299	555,119	10,442,759

Issued as reinvestment of dividends:
Series I	—	—	343,497	5,214,284
Series II	—	—	485,034	7,193,059

Reacquired:
Series I	(123,352)	(1,921,450)	(291,860)	(5,597,340)
Series II	(226,052)	(3,464,441)	(435,493)	(7,788,269)
Net increase in share activity	4,750,201	$78,075,983	678,562	$9,892,336

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 94% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$15.81	$0.13	$0.73	$0.86	$—	$—	$—	$16.67	5.44%	$108,426	0.56	%(d)	0.56	%(d)	1.64	%(d)	12%
Year ended 12/31/15	19.98	0.26	(0.94)	(0.68)	(0.28)	(3.21)	(3.49)	15.81	(2.68)	27,974	0.55		0.55		1.38		25
Year ended 12/31/14	21.18	0.29	2.41	2.70	(0.33)	(3.57)	(3.90)	19.98	13.88	33,878	0.59		0.59		1.34		18
Year ended 12/31/13	18.23	0.24	5.94	6.18	(0.38)	(2.85)	(3.23)	21.18	35.42	38,144	0.59		0.59		1.16		18
Year ended 12/31/12	18.33	0.33	2.73	3.06	(0.37)	(2.79)	(3.16)	18.23	17.09	34,914	0.46		0.59		1.69		23
Year ended 12/31/11	18.78	0.29	(0.40)	(0.11)	(0.34)	—	(0.34)	18.33	(0.36)	35,998	0.37		0.51		1.50		21
Series II
Six months ended 06/30/16	15.44	0.11	0.71	0.82	—	—	—	16.26	5.31	40,967	0.81	(d)	0.81	(d)	1.39	(d)	12
Year ended 12/31/15	19.60	0.21	(0.92)	(0.71)	(0.24)	(3.21)	(3.45)	15.44	(2.92)	38,643	0.80		0.80		1.13		25
Year ended 12/31/14	20.84	0.23	2.37	2.60	(0.27)	(3.57)	(3.84)	19.60	13.61	37,205	0.84		0.84		1.09		18
Year ended 12/31/13	17.98	0.19	5.84	6.03	(0.32)	(2.85)	(3.17)	20.84	35.04	38,860	0.84		0.84		0.91		18
Year ended 12/31/12	18.09	0.27	2.71	2.98	(0.30)	(2.79)	(3.09)	17.98	16.88	36,362	0.71		0.84		1.44		23
Year ended 12/31/11	18.53	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	18.09	(0.66)	41,523	0.62		0.76		1.25		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $27,292 and $38,832 for Series I and Series II shares, respectively.

NOTE 12—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,054.40	$2.86	$1,022.08	$2.82	0.56%
Series II	1,000.00	1,053.10	4.13	1,020.84	4.07	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Multi-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year period and above the performance of the index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Equally-Weighted S&P 500 Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco

Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Equally-Weighted S&P 500 Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIEQI-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	1.91%
Series II Shares	1.79
Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	6.23
Russell 1000 Value Index▼ (Style-Specific Index)	6.30
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index¢ (Peer Group Index)	2.31

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The Barclays U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
10 Years	6.21%
5 Years	7.72
1 Year	-1.78

Series II Shares
Inception (4/30/03)	7.49%
10 Years	6.08
5 Years	7.49
1 Year	-2.03

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.65% and 0.90%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.66% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–63.17%
Aerospace & Defense–0.85%
General Dynamics Corp.	80,043	$11,145,187

Agricultural Products–0.47%
Archer-Daniels-Midland Co.	144,527	6,198,763

Application Software–0.66%
Citrix Systems, Inc.(b)	107,248	8,589,492

Asset Management & Custody Banks–1.45%
Northern Trust Corp.	131,510	8,713,852
State Street Corp.	191,702	10,336,572
		19,050,424

Automobile Manufacturers–0.49%
General Motors Co.	227,999	6,452,372

Biotechnology–0.67%
Amgen Inc.	57,282	8,715,456

Broadcasting–0.21%
CBS Corp.–Class B	49,822	2,712,310

Cable & Satellite–1.61%
Charter Communications, Inc.–Class A(b)	30,948	7,075,951
Comcast Corp.–Class A	215,207	14,029,344
		21,105,295

Communications Equipment–1.88%
Cisco Systems, Inc.	512,530	14,704,486
Juniper Networks, Inc.	442,853	9,959,764
		24,664,250

Construction Machinery & Heavy Trucks–0.68%
Caterpillar Inc.	117,822	8,932,086

Data Processing & Outsourced Services–0.63%
PayPal Holdings, Inc.(b)	225,400	8,229,354

Diversified Banks–8.05%
Bank of America Corp.	1,770,997	23,501,130
Citigroup Inc.	829,791	35,174,841
Comerica Inc.	190,438	7,832,715
JPMorgan Chase & Co.	626,814	38,950,222
		105,458,908

Drug Retail–1.03%
Walgreens Boots Alliance, Inc.	161,360	13,436,447

Electric Utilities–1.03%
FirstEnergy Corp.	153,901	5,372,684
PG&E Corp.	126,222	8,068,110
		13,440,794

	Shares	Value
Fertilizers & Agricultural Chemicals–0.74%
Agrium Inc. (Canada)	18,680	$1,689,045
Mosaic Co. (The)	307,066	8,038,988
		9,728,033

Food Distributors–0.48%
Sysco Corp.	124,704	6,327,481

General Merchandise Stores–0.91%
Target Corp.	169,849	11,858,857

Health Care Equipment–1.78%
Baxter International Inc.	223,350	10,099,887
Medtronic PLC	152,740	13,253,250
		23,353,137

Health Care Services–0.51%
Express Scripts Holding Co.(b)	87,822	6,656,908

Home Improvement Retail–0.39%
Kingfisher PLC (United Kingdom)	1,194,089	5,154,692

Hotels, Resorts & Cruise Lines–1.27%
Carnival Corp.	375,103	16,579,553

Industrial Conglomerates–1.65%
General Electric Co.	684,800	21,557,504

Industrial Machinery–0.66%
Ingersoll-Rand PLC	136,213	8,674,044

Insurance Brokers–2.07%
Aon PLC	97,482	10,647,959
Marsh & McLennan Cos., Inc.	123,338	8,443,719
Willis Towers Watson PLC	64,858	8,062,498
		27,154,176

Integrated Oil & Gas–3.56%
Exxon Mobil Corp.	95,351	8,938,203
Occidental Petroleum Corp.	123,301	9,316,623
Royal Dutch Shell PLC–Class A (United Kingdom)	665,233	18,164,493
TOTAL S.A. (France)	211,144	10,162,842
		46,582,161

Integrated Telecommunication Services–0.99%
Koninklijke KPN N.V. (Netherlands)	637,469	2,311,775
Orange S.A. (France)	142,504	2,327,244
Verizon Communications Inc.	149,174	8,329,876
		12,968,895

Internet Software & Services–0.64%
eBay Inc.(b)	356,638	8,348,896

Investment Banking & Brokerage–2.59%
Charles Schwab Corp. (The)	299,922	7,591,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The)	55,860	$8,299,679
Morgan Stanley	693,934	18,028,405
		33,919,110

Managed Health Care–1.07%
Anthem, Inc.	50,559	6,640,419
UnitedHealth Group Inc.	51,942	7,334,210
		13,974,629

Movies & Entertainment–0.55%
Time Warner Inc.	97,863	7,196,845

Oil & Gas Equipment & Services–1.20%
Baker Hughes Inc.	234,179	10,568,498
Weatherford International PLC(b)	926,025	5,139,439
		15,707,937

Oil & Gas Exploration & Production–3.64%
Apache Corp.	344,616	19,184,773
Canadian Natural Resources Ltd. (Canada)	428,768	13,227,578
Devon Energy Corp.	421,659	15,285,139
PrairieSky Royalty Ltd. (Canada)	1	13
		47,697,503

Other Diversified Financial Services–0.47%
Voya Financial, Inc.	249,190	6,169,944

Packaged Foods & Meats–0.87%
Mondelez International, Inc.–Class A	249,794	11,368,125

Pharmaceuticals–4.58%
Eli Lilly and Co.	121,566	9,573,323
Merck & Co., Inc.	314,011	18,090,174
Novartis AG (Switzerland)	102,933	8,468,958
Pfizer Inc.	435,150	15,321,631
Sanofi (France)	101,529	8,532,782
		59,986,868

Publishing–0.46%
Thomson Reuters Corp.	148,032	5,988,648

Railroads–0.69%
CSX Corp.	345,326	9,006,102

Regional Banks–3.96%
BB&T Corp.	194,937	6,941,707
Citizens Financial Group Inc.	674,450	13,475,511
Fifth Third Bancorp	611,188	10,750,797
First Horizon National Corp.	486,542	6,704,549
PNC Financial Services Group, Inc. (The)	172,642	14,051,332
		51,923,896

Security & Alarm Services–0.82%
Tyco International PLC	252,214	10,744,316

Semiconductor Equipment–0.92%
Applied Materials, Inc.	505,647	12,120,359

	Shares	Value
Semiconductors–1.79%
Intel Corp.	336,105	$11,024,244
QUALCOMM, Inc.	231,990	12,427,704
		23,451,948

Specialized Finance–0.49%
CME Group Inc.–Class A	66,175	6,445,445

Systems Software–2.23%
Microsoft Corp.	234,589	12,003,919
Oracle Corp.	419,899	17,186,466
		29,190,385

Tobacco–0.88%
Philip Morris International Inc.	113,524	11,547,661

Wireless Telecommunication Services–0.60%
Vodafone Group PLC–ADR (United Kingdom)	253,356	7,826,167
Total Common Stocks & Other Equity Interests (Cost $694,656,878)		827,341,363

	Principal Amount
Bonds and Notes–20.03%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$370,000	372,626

Aerospace & Defense–0.24%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	288,000	295,171
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/2016	670,000	670,596
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	1,005,000	1,007,723
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	190,000	198,544
Precision Castparts Corp., Sr. Unsec. Global Notes,
1.25%, 01/15/2018	590,000	592,910
2.50%, 01/15/2023	365,000	377,698
		3,142,642

Agricultural & Farm Machinery–0.10%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	1,275,000	1,316,974

Agricultural Products–0.02%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	255,000	323,441

Air Freight & Logistics–0.12%
FedEx Corp.,
Sr. Unsec. Gtd. Bonds,
4.90%, 01/15/2034	440,000	501,050
Sr. Unsec. Gtd. Notes,
5.10%, 01/15/2044	910,000	1,061,372
		1,562,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Airlines–0.19%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	$411,026	$428,238
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	231,084	231,084
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	231,516	246,492
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	434,695	460,234
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	131,771	140,534
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	529,142	559,237
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/2023(c)	465,951	481,241
		2,547,060

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	358,000	375,646

Application Software–0.47%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	4,600,000	5,140,500
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(c)(d)	1,090,000	963,287
		6,103,787

Asset Management & Custody Banks–0.12%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	425,000	438,115
4.40%, 05/27/2026(c)	838,000	876,680
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	315,000	319,559
		1,634,354

Automobile Manufacturers–0.25%
BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 04/11/2021(c)	713,000	719,130
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	555,000	560,527
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	267,000	270,642
4.13%, 08/04/2025	687,000	739,728

	Principal Amount	Value
Automobile Manufacturers–(continued)
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	$397,000	$460,520
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	503,000	545,126
		3,295,673

Automotive Retail–0.12%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	660,000	710,280
5.75%, 05/01/2020	399,000	443,671
AutoZone, Inc., Sr. Unsec. Global Notes, 3.13%, 04/21/2026	369,000	379,202
		1,533,153

Biotechnology–0.66%
AbbVie Inc., Sr. Unsec. Global Notes, 1.75%, 11/06/2017	2,309,000	2,324,556
4.50%, 05/14/2035	720,000	754,260
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	2,182,000	2,533,847
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	485,000	518,396
4.63%, 05/15/2044	1,390,000	1,436,735
5.00%, 08/15/2045	169,000	187,215
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.05%, 12/01/2016	350,000	352,997
4.40%, 12/01/2021	492,000	556,014
		8,664,020

Brewers–0.34%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	625,000	648,269
3.30%, 02/01/2023	593,000	624,147
4.70%, 02/01/2036	1,005,000	1,129,545
4.90%, 02/01/2046	1,122,000	1,321,410
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	341,000	342,019
4.20%, 07/15/2046	395,000	399,471
		4,464,861

Broadcasting–0.46%
Liberty Media Corp., Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	6,063,000	6,051,632

Cable & Satellite–0.24%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.46%, 07/23/2022(c)	1,065,000	1,146,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/2033	$115,000	$127,316
5.70%, 05/15/2018	445,000	483,420
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	305,000	421,275
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/2042(c)	440,000	392,487
8.38%, 03/01/2039(c)	80,000	96,264
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	175,000	198,552
5.95%, 04/01/2041	215,000	287,114
		3,152,936

Catalog Retail–0.19%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/2023(d)	1,526,000	1,709,420
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	880,000	812,531
		2,521,951

Commodity Chemicals–0.08%
Basell Finance Company B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	745,000	998,008

Communications Equipment–0.39%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(c)	1,610,000	2,018,537
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	3,098,000	3,034,104
		5,052,641

Construction & Engineering–0.11%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/2044	250,000	232,920
5.25%, 10/01/2054	1,321,000	1,195,216
		1,428,136

Construction Machinery & Heavy Trucks–0.14%
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 1.75%, 03/24/2017	1,815,000	1,825,672

Consumer Finance–0.03%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	336,000	345,833

Data Processing & Outsourced Services–0.06%
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	670,000	760,788

Diversified Banks–1.46%
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	1,000,000	1,018,047

	Principal Amount	Value
Diversified Banks–(continued)
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/2017	$975,000	$1,032,724
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	615,000	637,193
5.65%, 05/01/2018	350,000	375,054
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	700,000	733,520
BNP Paribas S.A. (France), Unsec. Gtd. Sub. Medium-Term Notes, 4.25%, 10/15/2024	530,000	541,483
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/2044	250,000	272,219
6.68%, 09/13/2043	815,000	1,054,168
Unsec. Sub. Notes, 4.75%, 05/18/2046	375,000	375,718
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	325,000	348,842
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	415,000	425,320
4.50%, 01/24/2022	80,000	88,961
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	345,000	363,927
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	640,000	615,200
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(e)	695,000	696,737
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/2018	550,000	553,336
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	200,000	219,885
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	930,000	944,156
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 2.25%, 05/27/2021(c)	1,250,000	1,264,628
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	890,000	918,157
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	735,000	762,525
5.63%, 11/24/2045(c)	330,000	342,157
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	680,000	694,807
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	715,000	732,488
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	295,000	307,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Wells Fargo & Co., Sr. Unsec. Medium-Term Global Notes, 1.50%, 01/16/2018	$180,000	$181,145
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	655,000	699,653
Sr. Unsec. Notes, 3.90%, 05/01/2045	1,060,000	1,115,211
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	450,000	482,770
4.65%, 11/04/2044	1,200,000	1,271,924
		19,069,648

Diversified Capital Markets–0.12%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	686,000	723,316
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 3.80%, 06/09/2023(c)	875,000	874,459
		1,597,775

Diversified Chemicals–0.06%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	795,000	818,024

Diversified Metals & Mining–0.05%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	200,000	250,043
9.00%, 05/01/2019	295,000	355,128
		605,171

Diversified Real Estate Activities–0.04%
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	460,000	468,661

Diversified Support Services–0.05%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2017	560,000	599,232

Drug Retail–0.21%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	375,000	400,057
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	879,520	995,017
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.10%, 06/01/2023	293,000	298,294
3.30%, 11/18/2021	602,000	631,987
4.50%, 11/18/2034	444,000	466,518
		2,791,873

Electric Utilities–0.31%
Commonwealth Edison Co., Series104, Sr. Sec. First Mortgage Bonds, 5.95%, 08/15/2016	1,735,000	1,744,725

	Principal Amount	Value
Electric Utilities–(continued)
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(e)	$965,000	$908,306
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	150,000	164,752
4.88%, 01/22/2044(c)	930,000	997,964
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	200,000	233,635
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	50,000	70,642
		4,120,024

Environmental & Facilities Services–0.04%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	469,000	496,256

Fertilizers & Agricultural Chemicals–0.02%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	305,000	309,449

Food Retail–0.14%
Kraft Foods Group, Inc., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/05/2017	790,000	797,596
Sr. Unsec. Gtd. Notes, 1.60%, 06/30/2017(c)	1,080,000	1,084,226
		1,881,822

General Merchandise Stores–0.18%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	365,000	376,203
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/2022	498,000	529,725
Sr. Unsec. Notes, 5.88%, 07/15/2016	1,440,000	1,441,767
		2,347,695

Health Care Distributors–0.08%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	1,095,000	1,120,216

Health Care Equipment–0.77%
Becton, Dickinson and Co., Sr. Unsec. Global Notes, 1.75%, 11/08/2016	345,000	345,842
3.88%, 05/15/2024	685,000	745,686
4.88%, 05/15/2044	750,000	868,792
Sr. Unsec. Notes, 2.68%, 12/15/2019	314,000	323,034
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	731,000	751,757
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	1,076,000	1,148,367
4.38%, 03/15/2035	358,000	405,776
4.63%, 03/15/2044	525,000	617,391
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021(c)	1,754,000	2,085,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Health Care Equipment–(continued)
Wright Medical Group N.V.,Sr. Unsec. Conv. Notes, 2.25%, 11/15/2021(c)	$920,000	$951,050
Wright Medical Group, Inc.,Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	2,063,000	1,895,381
		10,138,144

Health Care Facilities–0.48%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	2,241,000	2,197,581
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(d)	3,465,000	4,060,547
		6,258,128

Health Care REIT’s–0.11%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	505,000	515,036
4.20%, 03/01/2024	480,000	494,883
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	215,000	249,876
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/2022	200,000	216,173
		1,475,968

Health Care Services–0.11%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	575,000	584,552
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	602,000	623,538
4.70%, 02/01/2045	264,000	284,281
		1,492,371

Home Improvement Retail–0.05%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	631,000	648,061

Homebuilding–0.06%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,050,000	832,311

Hotels, Resorts & Cruise Lines–0.03%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/2017	335,000	337,881

Housewares & Specialties–0.12%
Newell Brands Inc., Sr. Unsec. Global Notes, 5.50%, 04/01/2046	222,000	263,774
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	1,160,000	1,249,826
		1,513,600

Hypermarkets & Super Centers–0.20%
Wal-Mart Stores, Inc., Sr. Unsec. Notes, 5.52%, 06/01/2017(d)(f)	2,570,000	2,687,256

	Principal Amount	Value
Industrial Machinery–0.06%
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	$690,000	$746,497

Integrated Oil & Gas–0.34%
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	1,428,000	1,442,885
1.72%, 06/24/2018	520,000	527,480
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	300,000	305,772
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	365,000	385,847
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	570,000	584,564
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	897,000	920,901
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	334,000	349,288
		4,516,737

Integrated Telecommunication Services–0.59%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	520,000	534,146
3.40%, 05/15/2025	289,000	295,666
3.80%, 03/15/2022	330,000	351,942
4.50%, 05/15/2035	463,000	474,629
4.80%, 06/15/2044	935,000	966,647
5.15%, 03/15/2042	90,000	97,498
5.35%, 09/01/2040	101,000	110,355
6.15%, 09/15/2034	140,000	164,179
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/2017	550,000	549,127
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	360,000	464,337
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	325,000	337,296
4.52%, 09/15/2048	1,988,000	2,080,907
5.01%, 08/21/2054	694,000	740,731
5.15%, 09/15/2023	450,000	525,455
		7,692,915

Investment Banking & Brokerage–1.42%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	400,000	451,832
Unsec. Sub. Notes, 4.25%, 10/21/2025	552,000	570,834
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/2017(c)(g)	3,328,000	4,635,005
1.00%, 09/28/2020(c)(h)	6,230,000	7,033,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	$3,060,000	$3,109,725
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	1,142,000	1,139,073
Morgan Stanley, Sr. Unsec. Global Notes, 6.38%, 07/24/2042	705,000	958,530
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	680,000	729,623
		18,628,417

IT Consulting & Other Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	490,000	523,924

Life & Health Insurance–0.16%
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	910,000	996,889
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	410,000	459,188
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	110,000	142,480
Reliance Standard Life Global Funding II, Sr. Sec. Notes, 3.05%, 01/20/2021(c)	465,000	481,042
		2,079,599

Managed Health Care–0.08%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/2020	605,000	651,246
4.38%, 06/15/2046	358,000	373,761
		1,025,007

Movies & Entertainment–0.09%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	1,130,000	1,138,475

Multi-Line Insurance–0.18%
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	385,000	392,197
4.38%, 01/15/2055	720,000	673,387
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	325,000	367,617
Sr. Unsec. Notes, 7.35%, 11/15/2019	25,000	28,856
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(c)	930,000	901,311
		2,363,368

Multi-Utilities–0.03%
Enable Midstream Partners, LP, Sr. Unsec. Gtd. Global Notes, 2.40%, 05/15/2019	440,000	413,050

	Principal Amount	Value
Multi-Utilities–(continued)
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/2019	$15,000	$16,453
		429,503

Office REIT’s–0.05%
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	605,000	627,309

Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	500,000	527,950

Oil & Gas Drilling–0.01%
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/2017	150,000	149,677

Oil & Gas Equipment & Services–0.31%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(d)	1,126,000	1,003,548
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	2,755,000	3,001,228
		4,004,776

Oil & Gas Exploration & Production–0.35%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	288,000	305,988
6.60%, 03/15/2046	443,000	536,435
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/2019	1,902,000	722,760
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	859,000	880,099
4.15%, 11/15/2034	921,000	925,249
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	430,000	428,388
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	830,000	847,096
		4,646,015

Oil & Gas Storage & Transportation–0.35%
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	357,000	323,037
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	25,000	30,767
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	155,000	172,950
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	370,000	381,896
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	245,000	275,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	$422,000	$415,757
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	355,000	350,061
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2038	120,000	137,799
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	536,000	549,287
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	645,000	639,616
5.50%, 02/15/2020	535,000	576,962
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	185,000	227,604
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	600,000	576,750
		4,657,622

Other Diversified Financial Services–0.19%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	624,000	619,195
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	935,000	953,389
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	945,000	958,288
		2,530,872

Packaged Foods & Meats–0.09%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	850,000	871,550
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	64,000	69,945
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	214,000	237,842
		1,179,337

Paper Packaging–0.12%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	245,000	286,732
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	1,139,000	1,242,669
		1,529,401

Pharmaceuticals–0.71%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/2017	909,000	912,834
4.85%, 06/15/2044	950,000	1,006,139
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	590,000	616,545
GlaxoSmithKline Capital Inc. (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 5.65%, 05/15/2018	75,000	81,296
6.38%, 05/15/2038	70,000	100,054

	Principal Amount	Value
Pharmaceuticals–(continued)
GlaxoSmithKline Capital PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 1.50%, 05/08/2017	$2,175,000	$2,186,890
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	1,455,000	1,565,034
Medicines Co. (The), Sr. Unsec. Conv. Notes, 2.75%, 07/15/2023(c)	526,000	506,932
Merck Sharp & Dohme Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 06/30/2019	280,000	311,492
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.15%, 06/15/2021(c)	431,000	435,771
5.25%, 06/15/2046(c)	590,000	615,209
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/2018	405,000	408,977
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	200,000	208,099
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	365,000	362,588
		9,317,860

Property & Casualty Insurance–0.29%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	975,000	997,267
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	385,000	415,209
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	855,000	1,096,537
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	665,000	798,518
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	420,000	458,757
		3,766,288

Railroads–0.32%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	1,990,000	2,451,156
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	380,000	478,273
Union Pacific Corp., Sr. Unsec. Global Notes, 3.65%, 02/15/2024	101,000	111,701
Sr. Unsec. Notes, 4.15%, 01/15/2045	440,000	485,628
4.85%, 06/15/2044	570,000	686,059
		4,212,817

Regional Banks–0.20%
PNC Bank, N.A., Series BKNT, Sr. Unsec. Notes, 1.30%, 10/03/2016	1,610,000	1,611,626
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	945,000	960,129
		2,571,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$780,000	$848,595

Renewable Electricity–0.05%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	581,000	630,542

Research & Consulting Services–0.02%
Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	220,000	227,005

Semiconductor Equipment–0.34%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	3,026,000	4,414,177

Semiconductors–1.12%
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	740,000	744,668
Microchip Technology, Inc., Sr. Unsec. Sub. Conv. Bonds, 1.63%, 02/15/2025	1,803,000	2,004,710
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	3,601,000	2,768,269
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018(c)	2,504,000	5,846,840
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	3,620,000	3,253,475
		14,617,962

Soft Drinks–0.13%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	1,735,000	1,738,129

Specialized Finance–0.42%
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	865,000	866,081
4.25%, 09/15/2024	430,000	439,944
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	745,000	746,099
4.88%, 10/01/2025(c)	735,000	725,015
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	935,000	1,042,277
National Rural Utilities Cooperative Finance Corp. (The), Sr. Unsec. Medium-Term Notes, 0.95%, 04/24/2017	1,715,000	1,715,621
		5,535,037

Specialized REIT’s–0.27%
Crown Castle International Corp., Sr. Unsec. Notes, 4.45%, 02/15/2026	615,000	669,581

	Principal Amount	Value
Specialized REIT’s–(continued)
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	$538,000	$589,114
6.11%, 01/15/2020(c)	770,000	854,323
Sovran Acquisition LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	1,365,000	1,381,081
		3,494,099

Systems Software–0.50%
FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	1,085,000	989,385
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	1,085,000	962,259
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	403,000	415,044
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	2,326,000	2,289,656
Oracle Corp., Sr. Unsec. Global Notes, 1.90%, 09/15/2021	1,285,000	1,290,200
4.30%, 07/08/2034	600,000	638,955
		6,585,499

Technology Distributors–0.06%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	705,000	733,935

Technology Hardware, Storage & Peripherals–0.62%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	716,000	730,516
Diamond 1 Finance Corp./ Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 5.45%, 06/15/2023(c)	645,000	667,524
8.35%, 07/15/2046(c)	249,000	268,447
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.85%, 10/05/2018(c)	1,385,000	1,417,221
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	3,936,000	4,255,875
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	325,000	257,766
5.75%, 12/01/2034	702,000	496,665
		8,094,014

Thrifts & Mortgage Finance–0.78%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	710,000	791,650
5.00%, 05/01/2017	6,201,000	6,433,537
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/2019	412,000	472,513
3.00%, 11/15/2017	2,275,000	2,493,969
		10,191,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Tobacco–0.27%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	$214,000	$214,936
Sr. Unsec. Global Notes, 1.63%, 03/20/2017	1,380,000	1,388,296
3.60%, 11/15/2023	405,000	445,344
4.88%, 11/15/2043	1,210,000	1,444,463
		3,493,039

Trading Companies & Distributors–0.03%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	385,000	384,037

Wireless Telecommunication Services–0.26%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	600,000	605,791
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/2016	255,000	255,296
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	585,000	622,350
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 1.63%, 03/20/2017	1,970,000	1,976,290
		3,459,727
Total Bonds and Notes (Cost $248,442,802)		262,397,409

U.S. Treasury Securities–10.56%
U.S. Treasury Bills–0.01%
0.45%, 11/17/2016(i)(j)	75,000	74,928

U.S. Treasury Notes–10.16%
0.50%, 04/30/2017	20,000,000	20,001,920
0.75%, 06/30/2017	9,000,000	9,022,500
0.63%, 06/30/2018	43,263,000	43,290,905
1.25%, 01/31/2019	8,000,000	8,120,000
0.88%, 06/15/2019	24,035,000	24,155,175
3.63%, 08/15/2019	1,525,000	1,661,594
3.38%, 11/15/2019	300,000	326,098
3.63%, 02/15/2020	46,000	50,637
2.63%, 11/15/2020	600,000	643,090
1.13%, 06/30/2021	1,976,600	1,987,293
1.38%, 06/30/2023	5,553,000	5,583,802
1.63%, 05/15/2026	17,945,900	18,176,541
		133,019,555

U.S. Treasury Bonds–0.39%
4.50%, 08/15/2039	40,000	57,872
4.38%, 05/15/2040	80,000	113,936
2.50%, 02/15/2046	4,781,800	4,983,907
		5,155,715
Total U.S. Treasury Securities (Cost $136,985,269)		138,250,198

	Shares	Value
Preferred Stocks–0.89%
Asset Management & Custody Banks–0.19%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	43,000	$2,359,625
State Street Corp., Series D, 5.90% Pfd.	5,468	154,143
		2,513,768

Diversified Banks–0.02%
Wells Fargo & Co., 5.85% Pfd.	12,000	331,080

Oil & Gas Storage & Transportation–0.37%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	95,499	4,802,645

Regional Banks–0.31%
KeyCorp., Series A, $7.75 Conv. Pfd.	30,290	4,058,860
Total Preferred Stocks (Cost $8,871,203)		11,706,353

	Principal Amount
U.S. Government Sponsored Agency Securities–0.30%
Federal Home Loan Mortgage Corp. (FHLMC)–0.30%
Unsec. Global Notes,
5.00%, 04/18/2017	$1,500,000	1,552,444
5.50%, 08/23/2017	140,000	147,816
4.88%, 06/13/2018	1,000,000	1,080,991
6.75%, 03/15/2031	750,000	1,165,947
Total U.S. Government Sponsored Agency Securities (Cost $3,699,585)		3,947,198

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 02/01/2026	145	167
5.50%, 02/01/2037	46	50
		217

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
6.00%, 01/01/2017	81	82
5.50%, 03/01/2021	119	128
8.00%, 08/01/2021	794	804
9.50%, 04/01/2030	3,341	3,900
		4,914
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,897)		5,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Money Market Funds–4.66%
Liquid Assets Portfolio–Institutional Class, 0.44%(k)	30,502,635	$30,502,635
Premier Portfolio–Institutional Class, 0.40%(k)	30,502,635	30,502,635
Total Money Market Funds (Cost $61,005,270)		61,005,270
TOTAL INVESTMENTS–99.61% (Cost $1,153,665,904)		1,304,652,922
OTHER ASSETS LESS LIABILITIES–0.39%		5,052,772
NET ASSETS–100.00%		$1,309,705,694

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $53,244,397, which represented 4.07% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Exchangeable for a basket of four common stocks and one ordinary share.
(h)	Exchangeable for a basket of five common stocks.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By security type, based on Net Assets

as of June 30, 2016

Common Stocks & Other Equity Interests	63.2%
Bonds and Notes	20.0
U.S. Treasury Securities	10.6
Security Type Each Less Than 1% of Portfolio	1.2
Money Market Funds Plus Other Assets Less Liabilities	5.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $1,092,660,634)	$1,243,647,652
Investments in affiliated money market funds, at value and cost	61,005,270
Total investments, at value (Cost $1,153,665,904)	1,304,652,922
Cash	41,994
Foreign currencies, at value (Cost $633,083)	631,124
Receivable for:
Investments sold	4,115,628
Fund shares sold	732,330
Dividends and interest	3,689,871
Investment for trustee deferred compensation and retirement plans	136,534
Unrealized appreciation on forward foreign currency contracts outstanding	2,805,439
Other assets	183
Total assets	1,316,806,025

Liabilities:
Payable for:
Investments purchased	3,671,208
Fund shares reacquired	665,096
Variation margin — futures	625
Accrued fees to affiliates	2,125,636
Accrued trustees’ and officers’ fees and benefits	1,080
Accrued other operating expenses	70,170
Trustee deferred compensation and retirement plans	154,092
Unrealized depreciation on forward foreign currency contracts outstanding	412,424
Total liabilities	7,100,331
Net assets applicable to shares outstanding	$1,309,705,694

Net assets consist of:
Shares of beneficial interest	$1,093,969,075
Undistributed net investment income	27,655,397
Undistributed net realized gain	34,851,229
Net unrealized appreciation	153,229,993
$1,309,705,694

Net Assets:
Series I	$118,905,669
Series II	$1,190,800,025

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,188,332
Series II	72,372,605
Series I:
Net asset value per share	$16.54
Series II:
Net asset value per share	$16.45

Investment income:
Dividends (net of foreign withholding taxes of $287,083)	$10,358,388
Dividends from affiliated money market funds	157,233
Interest	4,387,966
Total investment income	14,903,587

Expenses:
Advisory fees	2,300,598
Administrative services fees	1,533,155
Custodian fees	34,560
Distribution fees — Series II	1,381,353
Transfer agent fees	33,698
Trustees’ and officers’ fees and benefits	17,332
Reports to shareholders	2,641
Professional services fees	65,181
Other	24,127
Total expenses	5,392,645
Less: Fees waived	(55,204)
Net expenses	5,337,441
Net investment income	9,566,146

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,157,040
Foreign currencies	80,264
Forward foreign currency contracts	(836,231)
Futures contracts	(304,425)
96,648
Change in net unrealized appreciation (depreciation) of:
Investment securities	9,204,125
Foreign currencies	9,591
Forward foreign currency contracts	1,769,064
Futures contracts	(165,218)
10,817,562
Net realized and unrealized gain	10,914,210
Net increase in net assets resulting from operations	$20,480,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$9,566,146	$17,502,935
Net realized gain	96,648	47,445,405
Change in net unrealized appreciation (depreciation)	10,817,562	(100,913,849)
Net increase (decrease) in net assets resulting from operations	20,480,356	(35,965,509)

Distributions to shareholders from net investment income:
Series I	—	(2,355,976)
Series ll	—	(27,649,010)
Total distributions from net investment income	—	(30,004,986)

Distributions to shareholders from net realized gains:
Series l	—	(8,165,729)
Series ll	—	(106,824,586)
Total distributions from net realized gains	—	(114,990,315)

Share transactions–net:
Series l	20,151,974	36,709,676
Series ll	43,524,609	6,488,787
Net increase in net assets resulting from share transactions	63,676,583	43,198,463
Net increase (decrease) in net assets	84,156,939	(137,762,347)

Net assets:
Beginning of period	1,225,548,755	1,363,311,102
End of period (includes undistributed net investment income of $27,655,397 and $18,089,251, respectively)	$1,309,705,694	$1,225,548,755

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

Invesco V.I. Equity and Income Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Equity and Income Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco V.I. Equity and Income Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $55,204.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $141,414 for accounting and fund administrative services and reimbursed $1,391,741 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $1,542 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Equity and Income Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$852,733,417	$47,319,569	$—	$900,052,986
U.S. Treasury Securities	—	138,250,198	—	138,250,198
U.S. Government Sponsored Agency Securities	—	3,952,329	—	3,952,329
Corporate Debt Securities	—	262,397,409	—	262,397,409
	852,733,417	451,919,505	—	1,304,652,922
Forward Foreign Currency Contracts*	—	2,393,015	—	2,393,015
Futures Contracts*	(146,968)	—	—	(146,968)
Total Investments	$852,586,449	$454,312,520	$—	$1,306,898,969

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$2,805,439	$(412,424)
Interest rate risk:
Futures contracts(b)	—	(146,968)
Total	$2,805,439	$(559,392)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts
Realized Gain (Loss):
Currency risk	$(836,231)	$—
Interest rate risk	—	(304,425)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	1,769,064	—
Interest rate risk	—	(165,218)
Total	$932,833	$(469,643)

Invesco V.I. Equity and Income Fund

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$78,175,426	$7,192,578

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
07/01/16	Bank of New York Mellon (The)	USD	3,055,641	CHF	2,994,528	$3,067,269	$11,628
07/01/16	Bank of New York Mellon (The)	USD	8,932,268	EUR	8,044,190	8,925,768	(6,500)
07/01/16	Bank of New York Mellon (The)	USD	11,139,502	GBP	8,257,600	10,993,852	(145,650)
07/01/16	Bank of New York Mellon (The)	CHF	2,727,756	USD	2,783,254	2,794,017	(10,763)
07/01/16	Bank of New York Mellon (The)	EUR	8,810,299	USD	9,952,113	9,775,836	176,277
07/01/16	Bank of New York Mellon (The)	GBP	6,792,537	USD	9,930,621	9,043,323	887,298
07/01/16	State Street Bank and Trust Co.	USD	2,733,180	CHF	2,679,200	2,744,281	11,101
07/01/16	State Street Bank and Trust Co.	USD	11,679,131	EUR	10,520,382	11,673,331	(5,800)
07/01/16	State Street Bank and Trust Co.	USD	10,703,845	GBP	7,932,300	10,560,760	(143,085)
07/01/16	State Street Bank and Trust Co.	CHF	2,945,972	USD	3,010,191	3,017,534	(7,343)
07/01/16	State Street Bank and Trust Co.	EUR	9,754,274	USD	11,014,361	10,823,264	191,097
07/01/16	State Street Bank and Trust Co.	GBP	9,397,363	USD	13,663,435	12,511,289	1,152,146
07/05/16	Bank of New York Mellon (The)	USD	6,920,494	CAD	8,986,261	6,955,187	34,693
07/05/16	Bank of New York Mellon (The)	CAD	8,775,462	USD	6,791,233	6,792,032	(799)
07/05/16	State Street Bank and Trust Co.	USD	7,054,754	CAD	9,158,484	7,088,484	33,730
07/05/16	State Street Bank and Trust Co.	CAD	9,369,283	USD	7,253,602	7,251,638	1,964
08/12/16	Bank of New York Mellon (The)	CAD	8,974,310	USD	6,911,662	6,946,716	(35,054)
08/12/16	Bank of New York Mellon (The)	CHF	2,989,560	USD	3,057,748	3,070,126	(12,378)
08/12/16	Bank of New York Mellon (The)	EUR	7,843,310	USD	8,722,153	8,716,482	5,671
08/12/16	Bank of New York Mellon (The)	GBP	8,318,707	USD	11,224,473	11,079,505	144,968
08/12/16	State Street Bank and Trust Co.	CAD	8,974,298	USD	6,914,689	6,946,707	(32,018)
08/12/16	State Street Bank and Trust Co.	CHF	2,989,560	USD	3,057,091	3,070,125	(13,034)
08/12/16	State Street Bank and Trust Co.	EUR	7,843,311	USD	8,723,095	8,716,483	6,612
08/12/16	State Street Bank and Trust Co.	GBP	8,318,707	USD	11,227,759	11,079,505	148,254
Total Open Forward Foreign Currency Contracts — Currency Risk							$2,393,015
Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	30	September-2016	$(3,664,922)	$(67,337)
U.S. Treasury 10 Year Notes	Short	22	September-2016	(2,925,656)	(79,631)
Total Futures Contracts — Interest Rate Risk					$(146,968)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Equity and Income Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$1,260,535	$(211,144)	$—	$—	$1,049,391
State Street Bank and Trust Co.	1,544,904	(201,280)	—	—	1,343,624
Total	$2,805,439	$(412,424)	$—	$—	$2,393,015

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$211,144	$(211,144)	$—	$—	$—
State Street Bank and Trust Co.	201,280	(201,280)	—	—	—
Total	$412,424	$(412,424)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$1,413,888	$—	$1,413,888
December 31, 2017	524,023	—	524,023
	$1,937,911	$—	$1,937,911

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Equity and Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $207,227,991 and $170,017,524, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $464,929,753 and $428,245,375, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$175,952,609
Aggregate unrealized (depreciation) of investment securities	(33,720,004)
Net unrealized appreciation of investment securities	$142,232,605

Cost of investments for tax purposes is $1,162,420,317.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	1,493,234	$23,943,196	2,393,497	$43,442,791
Series II	7,997,362	130,807,326	4,982,232	91,088,229

Issued as reinvestment of dividends:
Series I	—	—	666,352	10,521,705
Series II	—	—	8,548,862	134,473,596

Reacquired:
Series I	(238,248)	(3,791,222)	(949,803)	(17,254,820)
Series II	(5,494,739)	(87,282,717)	(12,109,186)	(219,073,038)
Net increase in share activity	3,757,609	$63,676,583	3,531,954	$43,198,463

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equity and Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$16.23	$0.14		$0.17	$0.31	$—	$—	$—	$16.54	1.91%	$118,906	0.65	%(d)	0.66	%(d)	1.82	%(d)	52%
Year ended 12/31/15	18.93	0.28		(0.78)	(0.50)	(0.49)	(1.71)	(2.20)	16.23	(2.29)	96,287	0.64		0.65		1.55		87
Year ended 12/31/14	18.58	0.37	(e)	1.28	1.65	(0.35)	(0.95)	(1.30)	18.93	9.03	72,391	0.66		0.67		1.92	(e)	85
Year ended 12/31/13	15.08	0.27		3.51	3.78	(0.28)	—	(0.28)	18.58	25.18	60,288	0.66		0.67		1.59		41
Year ended 12/31/12	13.65	0.28		1.42	1.70	(0.27)	—	(0.27)	15.08	12.49	53,990	0.66		0.67		1.85		31
Year ended 12/31/11	14.06	0.25		(0.41)	(0.16)	(0.25)	—	(0.25)	13.65	(1.19)	56,053	0.66		0.67		1.83		28
Series II
Six months ended 06/30/16	16.16	0.12		0.17	0.29	—	—	—	16.45	1.79	1,190,800	0.90	(d)	0.91	(d)	1.57	(d)	52
Year ended 12/31/15	18.86	0.23		(0.78)	(0.55)	(0.44)	(1.71)	(2.15)	16.16	(2.58)	1,129,261	0.89		0.90		1.30		87
Year ended 12/31/14	18.52	0.32	(e)	1.28	1.60	(0.31)	(0.95)	(1.26)	18.86	8.77	1,290,920	0.91		0.92		1.67	(e)	85
Year ended 12/31/13	15.05	0.23		3.50	3.73	(0.26)	—	(0.26)	18.52	24.88	1,244,045	0.91		0.92		1.34		41
Year ended 12/31/12	13.63	0.25		1.44	1.69	(0.27)	—	(0.27)	15.05	12.39	962,938	0.81		0.92		1.70		31
Year ended 12/31/11	14.05	0.25		(0.42)	(0.17)	(0.25)	—	(0.25)	13.63	(1.30)	864,716	0.71		0.92		1.78		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $84,964,454 and sold of $24,142,395 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $103,553 and $1,111,155 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.27 and 1.41% and $0.22 and 1.16% for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,019.10	$3.26	$1,021.63	$3.27	0.65%
Series II	1,000.00	1,017.90	4.52	1,020.39	4.52	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.57% and 0.82%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.86 and $4.11 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.87 and $4.12 for Series I and Series II shares, respectively.

Invesco V.I. Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Equity and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Series II shares of the Fund was in the fifth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series II shares of the Fund was below the performance of the Index for the one year period and above the performance of the index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Equity and Income Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series II shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Equity and Income Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGCE-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	0.36%
Series II Shares	0.24
MSCI World Index▼ (Broad Market/Style-Specific Index)	0.66
Lipper VUF Global Multi-Cap Value Funds Classification Average¢ (Peer Group)	-1.54

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi-Cap Value Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/16

Series I Shares
Inception (1/2/97)	4.44%
10 Years	1.64
5 Years	3.52
1 Year	–5.10

Series II Shares
10 Years	1.39%
5 Years	3.27
1 Year	–5.23

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.03%
Australia–1.89%
Australia and New Zealand Banking Group Ltd.	76,262	$1,390,578

China–1.13%
Baidu, Inc.–ADR(a)	5,067	836,815

Finland–0.87%
Sampo Oyj–Class A	15,641	638,912

France–4.60%
Danone	20,738	1,462,028
LVMH Moet Hennessy Louis Vuitton S.E.	5,784	875,639
Publicis Groupe S.A.	15,601	1,056,747
		3,394,414

Germany–1.26%
Bayer AG	9,213	926,773

Hong Kong–2.19%
AIA Group Ltd.	267,400	1,611,231

Israel–0.95%
Teva Pharmaceutical Industries Ltd.–ADR	13,944	700,407

Japan–5.60%
ASICS Corp.	37,800	634,572
Hitachi, Ltd.	290,000	1,205,618
KDDI Corp.	49,700	1,513,080
Toyota Motor Corp.	15,500	775,026
		4,128,296

Netherlands–4.61%
GrandVision N.V.–REGS(b)	35,065	913,783
ING Groep N.V.	95,003	987,266
Koninklijke DSM N.V.	12,648	732,717
Koninklijke Philips N.V.	30,581	762,903
		3,396,669

Singapore–1.06%
DBS Group Holdings Ltd.	66,600	784,687

Sweden–0.76%
Sandvik AB	56,573	563,853

Switzerland–4.31%
ABB Ltd.	56,256	1,108,218
Roche Holding AG	5,179	1,367,624
TE Connectivity Ltd.	12,362	705,994
		3,181,836

Taiwan–2.00%
Taiwan Semiconductor Manufacturing Co. Ltd.	292,000	1,476,563

United Kingdom–16.12%
British American Tobacco PLC	10,713	697,152

	Shares	Value
United Kingdom–(continued)
Delphi Automotive PLC	16,780	$1,050,428
Diageo PLC	52,148	1,459,274
Kingfisher PLC	75,180	324,540
Liberty Global PLC–Series A(a)	52,125	1,514,753
Liberty Global PLC LiLAC–Series A(a)	1,859	59,977
Liberty Global PLC LiLAC–Series C(a)	4,644	150,896
Rio Tinto PLC	17,448	539,361
Royal Dutch Shell PLC–Class A–ADR	42,481	2,345,801
St. James’s Place PLC	118,447	1,268,804
Vodafone Group PLC	251,251	764,914
Vodafone Group PLC–ADR	55,513	1,714,797
		11,890,697

United States–50.68%
AbbVie Inc.	18,603	1,151,712
Allergan PLC(a)	3,564	823,605
Alphabet Inc.–Class C(a)	3,576	2,474,950
American Express Co.	20,888	1,269,155
Amphenol Corp.–Class A	8,870	508,517
Berkshire Hathaway Inc.–Class A(a)	5	1,084,875
Biogen Inc.(a)	6,393	1,545,955
BioMarin Pharmaceutical Inc.(a)	2,378	185,008
Cabot Oil & Gas Corp.	16,490	424,453
Celgene Corp.(a)	11,227	1,107,319
Chevron Corp.	8,123	851,534
Coca-Cola Co. (The)	24,636	1,116,750
Cognizant Technology Solutions Corp.–Class A(a)	19,239	1,101,240
Comcast Corp.–Class A	17,608	1,147,865
Concho Resources Inc.(a)	3,913	466,703
Dick’s Sporting Goods, Inc.	13,826	623,000
Eaton Corp. PLC	20,625	1,231,931
Exxon Mobil Corp.	12,367	1,159,283
First Republic Bank	20,982	1,468,530
General Electric Co.	39,721	1,250,417
Halliburton Co.	17,818	806,977
HCA Holdings, Inc.(a)	10,033	772,641
Hertz Global Holdings, Inc.(a)	55,922	619,057
Incyte Corp.(a)	1,270	101,575
International Business Machines Corp.	12,429	1,886,474
Marsh & McLennan Cos., Inc.	17,347	1,187,576
McKesson Corp.	3,134	584,961
Moody’s Corp.	18,499	1,733,541
Nielsen Holdings PLC	17,059	886,556
Priceline Group Inc. (The)(a)	559	697,861
Progressive Corp. (The)	34,212	1,146,102
QUALCOMM, Inc.	24,552	1,315,251
Shire PLC–ADR	5,839	1,074,843
Thermo Fisher Scientific, Inc.	3,996	590,449
United Parcel Service, Inc.–Class B	8,666	933,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
United States–(continued)
Vertex Pharmaceuticals Inc.(a)	1,910	$164,298
Wal-Mart Stores, Inc.	8,373	611,396
Walt Disney Co. (The)	12,973	1,269,019
		37,374,881
Total Common Stocks & Other Equity Interests (Cost $72,140,576)		72,296,612

Money Market Funds–1.04%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	382,554	382,554
Premier Portfolio–Institutional Class, 0.40%(c)	382,554	382,554
Total Money Market Funds (Cost $765,108)		765,108
TOTAL INVESTMENTS–99.07% (Cost $72,905,684)		73,061,720
OTHER ASSETS LESS LIABILITIES–0.93%		685,200
NET ASSETS–100.00%		$73,746,920

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at June 30, 2016 represented 1.24% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By country, based on Net Assets as of June 30, 2016

United States	50.7%
United Kingdom	16.1
Japan	5.6
Netherlands	4.6
France	4.6
Switzerland	4.3
Hong Kong	2.2
Taiwan	2.0
Countries each less than 2.0% of portfolio	7.9
Money Market Funds Plus Other Assets Less Liabilities	2.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $72,140,576)	$72,296,612
Investments in affiliated money market funds, at value and cost	765,108
Total investments, at value (Cost $72,905,684)	73,061,720
Foreign currencies, at value (Cost $141,519)	141,250
Receivable for:
Investments sold	397,794
Fund shares sold	14,873
Dividends	256,636
Investment for trustee deferred compensation and retirement plans	32,589
Other assets	964
Total assets	73,905,826

Liabilities:
Payable for:
Investments purchased	12,228
Fund shares reacquired	10,498
Accrued fees to affiliates	82,382
Accrued trustees’ and officers’ fees and benefits	625
Accrued other operating expenses	18,341
Trustee deferred compensation and retirement plans	34,832
Total liabilities	158,906
Net assets applicable to shares outstanding	$73,746,920

Net assets consist of:
Shares of beneficial interest	$79,178,374
Undistributed net investment income	1,225,859
Undistributed net realized gain (loss)	(6,811,605)
Net unrealized appreciation	154,292
$73,746,920

Net Assets:
Series I	$61,182,931
Series II	$12,563,989

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,297,226
Series II	1,500,998
Series I:
Net asset value per share	$8.38
Series II:
Net asset value per share	$8.37

Investment income:
Dividends (net of foreign withholding taxes of $72,382)	$986,300
Dividends from affiliated money market funds	1,046
Total investment income	987,346

Expenses:
Advisory fees	246,287
Administrative services fees	99,324
Custodian fees	8,562
Distribution fees — Series II	15,747
Transfer agent fees	5,584
Trustees’ and officers’ fees and benefits	10,158
Reports to shareholders	1,513
Professional services fees	23,657
Other	5,258
Total expenses	416,090
Less: Fees waived	(244)
Net expenses	415,846
Net investment income	571,500

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,216,717)
Foreign currencies	110,061
(1,106,656)
Change in net unrealized appreciation of:
Investment securities	640,200
Foreign currencies	4,090
644,290
Net realized and unrealized gain (loss)	(462,366)
Net increase in net assets resulting from operations	$109,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$571,500	$808,264
Net realized gain (loss)	(1,106,656)	1,079,723
Change in net unrealized appreciation (depreciation)	644,290	(2,801,302)
Net increase (decrease) in net assets resulting from operations	109,134	(913,315)

Distributions to shareholders from net investment income:
Series I	—	(951,512)
Series ll	—	(150,626)
Total distributions from net investment income	—	(1,102,138)

Distributions to shareholders from net realized gains:
Series l	—	(2,459,784)
Series ll	—	(507,950)
Total distributions from net realized gains	—	(2,967,734)

Share transactions–net:
Series l	(4,080,439)	(4,453,265)
Series ll	(735,021)	(1,936,288)
Net increase (decrease) in net assets resulting from share transactions	(4,815,460)	(6,389,553)
Net increase (decrease) in net assets	(4,706,326)	(11,372,740)

Net assets:
Beginning of period	78,453,246	89,825,986
End of period (includes undistributed net investment income of $1,225,859 and $654,359, respectively)	$73,746,920	$78,453,246

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Global Core Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Global Core Equity Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

Invesco V.I. Global Core Equity Fund

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $244.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,863 for accounting and fund administrative services and reimbursed $74,461 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Global Core Equity Fund

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$1,390,578	$—	$1,390,578
China	836,815	—	—	836,815
Finland	—	638,912	—	638,912
France	—	3,394,414	—	3,394,414
Germany	—	926,773	—	926,773
Hong Kong	—	1,611,231	—	1,611,231
Israel	700,407	—	—	700,407
Japan	—	4,128,296	—	4,128,296
Netherlands	—	3,396,669	—	3,396,669
Singapore	—	784,687	—	784,687
Sweden	—	563,853	—	563,853
Switzerland	705,994	2,475,842	—	3,181,836
Taiwan	—	1,476,563	—	1,476,563
United Kingdom	6,836,652	5,054,045	—	11,890,697
United States	38,139,989	—	—	38,139,989
Total Investments	$47,219,857	$25,841,863	$—	$73,061,720

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$5,657,589	$—	$5,657,589

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Global Core Equity Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $16,469,268 and $22,006,988, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,693,785
Aggregate unrealized (depreciation) of investment securities	(5,599,451)
Net unrealized appreciation of investment securities	$94,334

Cost of investments for tax purposes is $72,967,386.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	149,953	$1,244,003	579,461	$5,386,251
Series II	20,426	173,704	16,698	149,459

Issued as reinvestment of dividends:
Series I	—	—	421,668	3,411,296
Series II	—	—	81,327	657,932

Reacquired:
Series I	(652,980)	(5,324,442)	(1,455,728)	(13,250,812)
Series II	(110,439)	(908,725)	(299,886)	(2,743,679)
Net increase (decrease) in share activity	(593,040)	$(4,815,460)	(656,460)	$(6,389,553)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$8.35	$0.06	$(0.03)	$0.03	$—	$—	$—	$8.38	0.36%	$61,183	1.09	%(d)	1.09	%(d)	1.60	%(d)	22%
Year ended 12/31/15	8.94	0.09	(0.23)	(0.14)	(0.13)	(0.32)	(0.45)	8.35	(1.42)	65,167	1.06		1.06		0.98		75
Year ended 12/31/14	9.06	0.12	(0.05)	0.07	(0.19)	—	(0.19)	8.94	0.69	73,816	1.06		1.06		1.26		123
Year ended 12/31/13	7.54	0.15	1.54	1.69	(0.17)	—	(0.17)	9.06	22.50	83,982	1.08		1.08		1.81		32
Year ended 12/31/12	6.80	0.14	0.79	0.93	(0.19)	—	(0.19)	7.54	13.75	74,517	1.00		1.08		1.98		23
Year ended 12/31/11	7.87	0.20	(1.02)	(0.82)	(0.25)	—	(0.25)	6.80	(10.89)	78,125	0.97		1.00		2.70		62
Series II
Six months ended 06/30/16	8.35	0.05	(0.03)	0.02	—	—	—	8.37	0.24	12,564	1.34	(d)	1.34	(d)	1.35	(d)	22
Year ended 12/31/15	8.93	0.07	(0.23)	(0.16)	(0.10)	(0.32)	(0.42)	8.35	(1.65)	13,286	1.31		1.31		0.73		75
Year ended 12/31/14	9.04	0.10	(0.05)	0.05	(0.16)	—	(0.16)	8.93	0.48	16,010	1.31		1.31		1.01		123
Year ended 12/31/13	7.52	0.13	1.53	1.66	(0.14)	—	(0.14)	9.04	22.25	21,279	1.33		1.33		1.56		32
Year ended 12/31/12	6.79	0.12	0.78	0.90	(0.17)	—	(0.17)	7.52	13.41	21,001	1.25		1.33		1.73		23
Year ended 12/31/11	7.86	0.18	(1.02)	(0.84)	(0.23)	—	(0.23)	6.79	(11.12)	21,742	1.22		1.25		2.45		62

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $68,458,544 and sold of $8,561,566 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dividend Growth Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $61,256 and $12,667 for Series I and Series II, respectively.

NOTE 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,003.60	$5.43	$1,019.44	$5.47	1.09%
Series II	1,000.00	1,002.40	6.67	1,018.20	6.72	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Global Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period and in the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). Invesco Advisers noted that a new co-chief investment officer had been named to the portfolio management team. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

Invesco V.I. Global Core Equity Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Global Core Equity Fund

Semiannual Report to Shareholders	June 30, 2016
Invesco V.I. Global Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIGHC-SAR-1

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-9.51%
Series II Shares	-9.63
MSCI World Index▼ (Broad Market Index)	0.66
MSCI World Health Care Index▼ (Style-Specific Index)	-1.61
Lipper VUF Health/Biotechnology Funds Classification Average¢ (Peer Group)	-6.96

  Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of the variable insurance underlying funds in the Lipper Health/Biotechnology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

 Average Annual Total Returns

 As of 6/30/16

Series I Shares
Inception (5/21/97)	8.46%
10 Years	8.54
5 Years	11.49
1 Year	-16.20

Series II Shares
Inception (4/30/04)	7.56%
10 Years	8.26
5 Years	11.21
1 Year	-16.40

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.08% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.18%
Biotechnology–34.66%
AbbVie Inc.	146,879	$9,093,279
ACADIA Pharmaceuticals Inc.(b)	37,920	1,230,883
Alder Biopharmaceuticals, Inc.(b)	52,381	1,307,953
Alexion Pharmaceuticals, Inc.(b)	25,334	2,957,998
Amgen Inc.	49,331	7,505,712
Atara Biotherapeutics Inc.(b)	12,715	286,215
Biogen Inc.(b)	41,107	9,940,495
BioMarin Pharmaceutical Inc.(b)	66,415	5,167,087
Bluebird Bio, Inc.(b)	24,590	1,064,501
Celgene Corp.(b)	124,538	12,283,183
DBV Technologies S.A.–ADR (France)(b)	76,989	2,511,381
Gilead Sciences, Inc.	46,577	3,885,453
Heron Therapeutics, Inc.(b)	52,267	943,419
Incyte Corp.(b)	61,809	4,943,484
Intellia Therapeutics, Inc.(b)	9,311	198,790
Medivation Inc.(b)	42,951	2,589,945
Neurocrine Biosciences, Inc.(b)	30,844	1,401,860
Prothena Corp. PLC (Ireland)(b)	28,656	1,001,814
REGENXBIO Inc.(b)	34,956	279,648
Sarepta Therapeutics, Inc.(b)	40,665	775,481
Shire PLC–ADR	62,947	11,587,284
Spark Therapeutics, Inc.(b)	26,983	1,379,641
Synergy Pharmaceuticals, Inc.(b)	181,688	690,414
United Therapeutics Corp.(b)	12,090	1,280,573
Vertex Pharmaceuticals Inc.(b)	36,942	3,177,751
		87,484,244

Drug Retail–0.55%
Raia Drogasil S.A. (Brazil)	69,660	1,369,174

Health Care Distributors–2.09%
Cardinal Health, Inc.	31,862	2,485,555
McKesson Corp.	14,953	2,790,977
		5,276,532

Health Care Equipment–3.86%
Olympus Corp. (Japan)	98,500	3,664,939
ResMed Inc.	44,528	2,815,505
Wright Medical Group N.V.(b)	188,175	3,268,600
		9,749,044

Health Care Facilities–3.47%
Brookdale Senior Living Inc.(b)	78,525	1,212,426
HCA Holdings, Inc.(b)	49,668	3,824,933
Universal Health Services, Inc.–Class B	27,711	3,716,045
		8,753,404

Health Care Services–1.47%
Air Methods Corp.(b)	33,248	1,191,276
Express Scripts Holding Co.(b)	33,305	2,524,519
		3,715,795

	Shares	Value
Life Sciences Tools & Services–5.10%
Agilent Technologies, Inc.	46,191	$2,049,033
Thermo Fisher Scientific, Inc.	73,297	10,830,365
		12,879,398

Managed Health Care–5.34%
Aetna Inc.	49,605	6,058,259
Qualicorp S.A. (Brazil)	109,000	631,456
UnitedHealth Group Inc.	48,107	6,792,708
		13,482,423

Pharmaceuticals–41.64%
Agile Therapeutics, Inc.(b)	76,590	582,850
Allergan PLC(b)	36,584	8,454,196
Bayer AG (Germany)	36,831	3,704,980
Bristol-Myers Squibb Co.	124,580	9,162,859
Cempra, Inc.(b)	48,971	807,532
Dermira, Inc.(b)	61,818	1,808,176
Eli Lilly and Co.	107,895	8,496,731
Endo International PLC(b)	144,407	2,251,305
GlaxoSmithKline PLC–ADR (United Kingdom)	81,899	3,549,503
Hikma Pharmaceuticals PLC (Jordan)	58,937	1,943,678
Jazz Pharmaceuticals PLC(b)	29,212	4,127,948
Johnson & Johnson	35,668	4,326,528
Lipocine Inc.(b)	121,754	370,132
Medicines Co. (The)(b)	21,080	708,920
Merck & Co., Inc.	167,170	9,630,664
Nippon Shinyaku Co., Ltd. (Japan)	51,600	2,703,221
Novartis AG–ADR (Switzerland)	84,031	6,933,398
Pfizer Inc.	154,913	5,454,487
Roche Holding AG (Switzerland)	41,914	11,068,278
Sanofi–ADR (France)	242,552	10,150,801
Supernus Pharmaceuticals Inc.(b)	105,510	2,149,239
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	118,729	5,963,758
Zogenix, Inc.(b)	95,229	766,593
		105,115,777
Total Common Stocks & Other Equity Interests (Cost $213,811,935)		247,825,791

Money Market Funds–1.58%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	1,997,548	1,997,548
Premier Portfolio–Institutional Class, 0.40%(c)	1,997,548	1,997,548
Total Money Market Funds (Cost $3,995,096)		3,995,096
TOTAL INVESTMENTS–99.76% (Cost $217,807,031)		251,820,887
OTHER ASSETS LESS LIABILITIES–0.24%		609,640
NET ASSETS–100.00%		$252,430,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By country, based on Net Assets

as of June 30, 2016

United States	76.3%
Switzerland	7.1
France	5.0
Japan	2.5
Israel	2.4
Countries each less than 2.0% of portfolio	4.9
Money Market Funds Plus Other Assets Less Liabilities	1.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $213,811,935)	$247,825,791
Investments in affiliated money market funds, at value and cost	3,995,096
Total investments, at value (Cost $217,807,031)	251,820,887
Foreign currencies, at value (Cost $139,501)	142,672
Receivable for:
Investments sold	632,347
Fund shares sold	115,207
Dividends	469,845
Investment for trustee deferred compensation and retirement plans	66,432
Other assets	39,478
Total assets	253,286,868

Liabilities:
Payable for:
Fund shares reacquired	362,456
Accrued fees to affiliates	382,884
Accrued trustees’ and officers’ fees and benefits	716
Accrued other operating expenses	33,476
Trustee deferred compensation and retirement plans	76,809
Total liabilities	856,341
Net assets applicable to shares outstanding	$252,430,527

Net assets consist of:
Shares of beneficial interest	$179,632,901
Undistributed net investment income	787,015
Undistributed net realized gain	37,998,944
Net unrealized appreciation	34,011,667
$252,430,527

Net Assets:
Series I	$169,749,178
Series II	$82,681,349

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,909,020
Series II	2,985,258
Series I:
Net asset value per share	$28.73
Series II:
Net asset value per share	$27.70

Investment income:
Dividends (net of foreign withholding taxes of $180,900)	$2,380,849
Dividends from affiliated money market funds	12,932
Total investment income	2,393,781

Expenses:
Advisory fees	982,539
Administrative services fees	359,278
Custodian fees	12,707
Distribution fees — Series II	108,503
Transfer agent fees	24,092
Trustees’ and officers’ fees and benefits	11,754
Reports to shareholders	2,370
Professional services fees	26,366
Other	5,708
Total expenses	1,533,317
Less: Fees waived	(5,767)
Net expenses	1,527,550
Net investment income	866,231

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,497,671
Foreign currencies	13,105
1,510,776
Change in net unrealized appreciation (depreciation) of:
Investment securities	(32,976,117)
Foreign currencies	17,815
(32,958,302)
Net realized and unrealized gain (loss)	(31,447,526)
Net increase (decrease) in net assets resulting from operations	$(30,581,295)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income (loss)	$866,231	$(216,046)
Net realized gain	1,510,776	37,074,438
Change in net unrealized appreciation (depreciation)	(32,958,302)	(30,599,373)
Net increase (decrease) in net assets resulting from operations	(30,581,295)	6,259,019

Distributions to shareholders from net realized gains:
Series l	—	(20,284,975)
Series ll	—	(9,450,446)
Total distributions from net realized gains	—	(29,735,421)

Share transactions–net:
Series l	(19,312,559)	3,788,123
Series ll	(10,650,378)	34,032,284
Net increase (decrease) in net assets resulting from share transactions	(29,962,937)	37,820,407
Net increase (decrease) in net assets	(60,544,232)	14,344,005

Net assets:
Beginning of period	312,974,759	298,630,754
End of period (includes undistributed net investment income (loss) of $787,015 and $(79,216), respectively)	$252,430,527	$312,974,759

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Global Health Care Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Global Health Care Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Invesco V.I. Global Health Care Fund

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $5,767.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $32,638 for accounting and fund administrative services and reimbursed $326,640 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $5 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$228,735,791	$23,085,096	$—	$251,820,887

Invesco V.I. Global Health Care Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $25,068,002 and $46,812,440, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$54,396,838
Aggregate unrealized (depreciation) of investment securities	(20,382,982)
Net unrealized appreciation of investment securities	$34,013,856

Cost of investments is the same for tax and financial reporting purposes.

Invesco V.I. Global Health Care Fund

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	429,585	$12,219,928	1,916,081	$69,260,617
Series II	96,027	2,600,812	907,124	31,689,711

Issued as reinvestment of dividends:
Series I	—	—	636,492	20,284,975
Series II	—	—	307,032	9,450,446

Reacquired:
Series I	(1,119,965)	(31,532,487)	(2,481,998)	(85,757,469)
Series II	(486,829)	(13,251,190)	(218,560)	(7,107,873)
Net increase (decrease) in share activity	(1,081,182)	$(29,962,937)	1,066,171	$37,820,407

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$31.75	$0.10	$(3.12)	$(3.02)	$—	$—	$—	$28.73	(9.51)%	$169,749	1.09	%(d)	1.09	%(d)	0.74	%(d)	10%
Year ended 12/31/15	33.78	0.00	1.08	1.08	—	(3.11)	(3.11)	31.75	3.16	209,511	1.06		1.07		0.01		42
Year ended 12/31/14	29.32	(0.00)	5.71	5.71	—	(1.25)	(1.25)	33.78	19.67	220,561	1.08		1.09		(0.01)		29
Year ended 12/31/13	21.00	0.01	8.49	8.50	(0.18)	—	(0.18)	29.32	40.54	180,535	1.09		1.10		0.03		32
Year ended 12/31/12	17.37	0.12 (e)	3.51	3.63	—	—	—	21.00	20.90	128,898	1.12		1.13		0.63	(e)	43
Year ended 12/31/11	16.71	0.00	0.66	0.66	—	—	—	17.37	3.95	114,476	1.11		1.12		0.03		42
Series II
Six months ended 06/30/16	30.65	0.07	(3.02)	(2.95)	—	—	—	27.70	(9.63)	82,681	1.34	(d)	1.34	(d)	0.49	(d)	10
Year ended 12/31/15	32.80	(0.08)	1.04	0.96	—	(3.11)	(3.11)	30.65	2.89	103,464	1.31		1.32		(0.24)		42
Year ended 12/31/14	28.57	(0.08)	5.56	5.48	—	(1.25)	(1.25)	32.80	19.38	78,070	1.33		1.34		(0.26)		29
Year ended 12/31/13	20.49	(0.05)	8.27	8.22	(0.14)	—	(0.14)	28.57	40.16	58,488	1.34		1.35		(0.22)		32
Year ended 12/31/12	16.99	0.07 (e)	3.43	3.50	—	—	—	20.49	20.60	32,823	1.37		1.38		0.38	(e)	43
Year ended 12/31/11	16.38	(0.04)	0.65	0.61	—	—	—	16.99	3.72	27,448	1.36		1.37		(0.22)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $176,352 and $87,280 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.01) and (0.02)% and $(0.06) and (0.27)% for Series I and Series II shares, respectively.

NOTE 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$904.90	$5.16	$1,019.44	$5.47	1.09%
Series II	1,000.00	903.70	6.34	1,018.20	6.72	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized expense ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.99% and 1.24% for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.69 and $5.87 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.97 and $6.22 for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Global Health Care Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Health/Biotechnology Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that a new co-chief investment officer had been named to the portfolio management team. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Global Health Care Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Global Health Care Fund

Semiannual Report to Shareholders	June 30, 2016
Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGRE-SAR-1

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary Fund vs. Indexes Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.72%
Series II Shares	6.60
MSCI World Index▼ (Broad Market Index)	0.66
Custom Invesco Global Real Estate Index¢ (Style-Specific Index)	8.35
Lipper VUF Real Estate Funds Classification Average[t] (Peer Group)	11.31

  Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.;

   tLipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (net) through June 30, 2014; and the FTSE EPRA/ NAREIT Global Index (net) since July 1, 2014.

    The Lipper VUF Real Estate Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds classification.

    The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide.

    The FTSE EPRA/NAREIT Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly-traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/16

Series I Shares
Inception (3/31/98)	8.24%
10 Years	4.14
5 Years	7.01
1 Year	7.26

Series II Shares
Inception (4/30/04)	8.38%
10 Years	3.88
5 Years	6.74
1 Year	6.97

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above,

for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

June 30, 2016

(Unaudited)

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.56%
Australia–5.61%
DEXUS Property Group	454,536	$3,069,829
Goodman Group	485,162	2,586,388
Mirvac Group	1,894,228	2,865,911
Scentre Group	797,893	2,934,849
Vicinity Centres	2,205,018	5,486,901
Westfield Corp.	803,503	6,402,215
		23,346,093

Brazil–0.46%
BR Malls Participacoes S.A.(a)	74,760	299,049
Iguatemi Empresa de Shopping Centers S.A.	109,400	959,344
Multiplan Empreendimentos Imobiliarios S.A.	35,400	664,053
		1,922,446

Canada–2.68%
Allied Properties REIT	65,900	1,972,843
Canadian Apartment Properties REIT	38,413	985,856
Canadian REIT	27,851	1,041,139
Chartwell Retirement Residences	111,048	1,355,386
First Capital Realty, Inc.	88,455	1,517,095
H&R REIT	128,700	2,242,202
Smart REIT	68,800	2,034,101
		11,148,622

China–3.77%
China Jinmao Holdings Group Ltd.	3,406,000	961,238
China Overseas Land & Investment Ltd.	1,226,000	3,912,348
China Resources Land Ltd.	1,124,444	2,636,066
China Vanke Co., Ltd.–Class H	364,000	720,486
CIFI Holdings (Group) Co. Ltd.	1,494,000	368,067
Dalian Wanda Commercial Properties Co. Ltd.–Class H,–REGS(b)	188,200	1,158,410
Global Logistic Properties Ltd.	950,700	1,283,073
Greentown China Holdings Ltd.(a)	285,000	200,185
Guangzhou R&F Properties Co. Ltd.–Class H	376,400	477,406
KWG Property Holding Ltd.	652,500	381,417
Longfor Properties Co. Ltd.	1,316,000	1,712,990
Shenzhen Investment Ltd.	1,929,700	773,971
Shimao Property Holdings Ltd.	698,500	884,683
Shui On Land Ltd.	894,500	227,316
		15,697,656

France–2.94%
ICADE	28,163	2,002,258
Klepierre	93,289	4,161,191
Unibail-Rodamco S.E.	23,094	6,049,384
		12,212,833

	Shares	Value
Germany–2.91%
Deutsche Euroshop AG	21,931	$1,002,520
LEG Immobilien AG	38,176	3,567,414
Vonovia SE	206,214	7,524,483
		12,094,417

Hong Kong–6.48%
Cheung Kong Property Holdings Ltd.	832,300	5,238,742
Hang Lung Properties Ltd.	212,000	430,393
Henderson Land Development Co. Ltd.	311,600	1,765,596
Hongkong Land Holdings Ltd.	379,300	2,318,341
Link REIT	611,500	4,183,129
Sino Land Co. Ltd.	739,200	1,219,207
Sun Hung Kai Properties Ltd.	647,000	7,794,667
Swire Properties Ltd.	1,023,000	2,722,391
Wharf Holdings Ltd. (The)	210,000	1,284,691
		26,957,157

Indonesia–0.48%
PT Bumi Serpong Damai Tbk	5,037,300	808,983
PT Ciputra Development Tbk	445,500	49,055
PT Pakuwon Jati Tbk	15,478,500	725,052
PT Summarecon Agung Tbk	3,121,300	430,500
		2,013,590

Ireland–0.38%
Green REIT PLC	1,031,709	1,595,704

Japan–10.23%
Activia Properties, Inc.	322	1,699,514
Advance Residence Investment Corp.	589	1,574,578
Daiwa House REIT Investment Corp.	172	1,006,130
GLP J-REIT(b)	213	268,948
GLP J-REIT	1,095	1,382,618
Hulic Reit, Inc.	833	1,515,059
Japan Excellent, Inc.	326	445,104
Japan Hotel REIT Investment Corp.	2,473	2,079,022
Japan Logistics Fund Inc.	354	822,818
Japan Real Estate Investment Corp.	848	5,219,740
Japan Retail Fund Investment Corp.	698	1,776,599
Kenedix Office Investment Corp.	199	1,181,415
Mitsubishi Estate Co. Ltd.	337,000	6,162,326
Mitsui Fudosan Co., Ltd.	386,000	8,812,442
Nomura Real Estate Master Fund, Inc.	1,652	2,611,664
ORIX JREIT Inc.	316	542,606
Sumitomo Realty & Development Co., Ltd.	114,000	3,076,667
United Urban Investment Corp.	1,339	2,405,357
		42,582,607

Malaysia–0.39%
IGB REIT	1,377,100	550,327
IOI Properties Group Berhad	471,200	274,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Malaysia–(continued)
KLCCP Stapled Group	239,900	$447,181
Mah Sing Group Berhad	497,800	181,975
SP Setia Berhad Group	252,500	181,756
		1,636,093

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)	3,053,090	0

Mexico–0.57%
Fibra Uno Administracion S.A. de C.V.	786,600	1,674,372
Macquarie Mexico Real Estate Management S.A. de C.V.	545,900	715,406
		2,389,778

Netherlands–0.62%
Wereldhave N.V.	56,744	2,574,571

Philippines–0.83%
Ayala Land, Inc.	1,232,400	1,016,782
Megaworld Corp.	4,960,100	491,994
Robinsons Land Corp.	1,165,000	728,704
SM Prime Holdings Inc.	2,088,800	1,216,418
		3,453,898

Singapore–2.38%
Ascendas India Trust	858,800	631,142
Ascendas REIT	1,299,900	2,401,443
CapitaLand Ltd.	1,070,300	2,458,675
CapitaLand Mall Trust	677,200	1,075,300
CapitaLand Retail China Trust	639,200	711,751
City Developments Ltd.	82,600	503,269
Mapletree Greater China Commercial Trust–REGS(b)	286,000	214,884
Mapletree Industrial Trust	1,504,000	1,923,914
		9,920,378

South Africa–1.04%
Growthpoint Properties Ltd.	975,466	1,712,455
Hyprop Investments Ltd.	141,498	1,251,716
Resilient REIT Ltd.	79,893	717,442
SA Corporate Real Estate Fund Nominees Proprietary Ltd.	1,796,108	628,547
		4,310,160

Spain–0.85%
Inmobiliaria Colonial S.A.	1,899,325	1,376,102
Merlin Properties Socimi, S.A.	206,220	2,180,298
		3,556,400

Sweden–0.88%
Fabege AB	67,654	1,144,569
Wihlborgs Fastigheter AB	124,246	2,528,695
		3,673,264

Switzerland–0.82%
Swiss Prime Site AG	37,828	3,421,769

	Shares	Value
Thailand–0.33%
Central Pattana PCL	539,000	$919,705
Land and Houses PCL	1,088,800	275,910
Land and Houses PCL–NVDR	609,000	157,353
		1,352,968

United Arab Emirates–0.32%
Emaar Malls Group PJSC	539,955	414,570
Emaar Properties PJSC	527,200	896,287
		1,310,857

United Kingdom–4.07%
Derwent London PLC	54,996	1,938,073
Great Portland Estates PLC	241,658	2,024,907
Hammerson PLC	204,963	1,497,476
Kennedy Wilson Europe Real Estate PLC	140,567	1,807,211
Land Securities Group PLC	345,177	4,885,570
LondonMetric Property PLC	367,408	736,276
Segro PLC	306,362	1,719,999
UNITE Group PLC (The)	278,312	2,306,920
		16,916,432

United States–49.52%
Acadia Realty Trust	43,587	1,548,210
American Campus Communities, Inc.	67,534	3,570,523
American Homes 4 Rent–Class A	141,600	2,899,968
Apartment Investment & Management Co.– Class A	62,736	2,770,422
Apple Hospitality REIT, Inc.	11,052	207,888
AvalonBay Communities, Inc.	65,154	11,753,130
Boston Properties, Inc.	60,875	8,029,412
Brandywine Realty Trust	125,032	2,100,538
Brixmor Property Group, Inc.	173,416	4,588,587
Brookdale Senior Living Inc.(a)	155,988	2,408,455
Care Capital Properties, Inc.	106,024	2,778,889
Cousins Properties, Inc.	225,761	2,347,914
CubeSmart	50,548	1,560,922
CyrusOne Inc.	21,854	1,216,394
DCT Industrial Trust Inc.	34,542	1,659,398
DDR Corp.	10,856	196,928
DiamondRock Hospitality Co.	293,191	2,647,515
Digital Realty Trust, Inc.	7,704	839,659
Empire State Realty Trust Inc.–Class A	63,254	1,201,193
EPR Properties	38,348	3,093,917
Equinix, Inc.	4,999	1,938,262
Equity Lifestyle Properties, Inc.	33,100	2,649,655
Equity Residential	81,657	5,624,534
Essex Property Trust, Inc.	26,558	6,057,614
Extra Space Storage Inc.	51,638	4,778,580
Federal Realty Investment Trust	22,698	3,757,654
First Industrial Realty Trust, Inc.	82,830	2,304,331
General Growth Properties, Inc.	212,592	6,339,493
HCP, Inc.	224,912	7,957,387
Healthcare Realty Trust, Inc.	153,138	5,358,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–(continued)
Hilton Worldwide Holdings Inc.	104,542	$2,355,331
Host Hotels & Resorts Inc.	187,528	3,039,829
Hudson Pacific Properties Inc.	167,962	4,901,131
InfraREIT Inc.	54,669	958,894
Liberty Property Trust	84,423	3,353,282
LTC Properties, Inc.	19,010	983,387
National Health Investors, Inc.	17,034	1,279,083
National Retail Properties, Inc.	33,372	1,726,000
Paramount Group, Inc.	86,816	1,383,847
Post Properties, Inc.	34,994	2,136,384
Prologis, Inc.	159,077	7,801,136
Public Storage	33,936	8,673,702
QTS Realty Trust, Inc.–Class A	44,758	2,505,553
Realty Income Corp.	56,604	3,926,053
Retail Opportunity Investments Corp.	190,192	4,121,461
Rexford Industrial Realty, Inc.	68,182	1,437,958
RLJ Lodging Trust	2,385	51,158
Simon Property Group, Inc.	94,750	20,551,275
SL Green Realty Corp.	54,804	5,834,982
Sunstone Hotel Investors, Inc.	189,445	2,286,601

	Shares	Value
United States–(continued)
Ventas, Inc.	14,626	$1,065,065
Vornado Realty Trust	111,041	11,117,425
Washington REIT	28,699	902,871
Weingarten Realty Investors	109,740	4,479,587
Welltower Inc.	65,487	4,988,145
		206,045,811
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $352,054,887)		410,133,504

Money Market Funds–0.28%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	584,320	584,320
Premier Portfolio–Institutional Class, 0.40%(c)	584,320	584,320
Total Money Market Funds (Cost $1,168,640)		1,168,640
TOTAL INVESTMENTS–98.84% (Cost $353,223,527)		411,302,144
OTHER ASSETS LESS LIABILITIES–1.16%		4,809,609
NET ASSETS–100.00%		$416,111,753

Investment Abbreviations:

NVDR	— Non-Voting Depositary Receipt
REGS	— Regulation S
REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $1,642,242, which represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By country, based on Net Assets

as of June 30, 2016

United States	49.5%
Japan	10.2
Hong Kong	6.5
Australia	5.6
United Kingdom	4.1
China	3.8
France	2.9
Germany	2.9
Canada	2.7
Singapore	2.4
Countries each less than 2.0% of portfolio	8.0
Money Market Funds Plus Other Assets Less Liabilities	1.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $352,054,887)	$410,133,504
Investments in affiliated money market funds, at value and cost	1,168,640
Total investments, at value (Cost $353,223,527)	411,302,144
Foreign currencies, at value (Cost $1,481,144)	1,480,658
Receivable for:
Investments sold	6,082,094
Fund shares sold	209,289
Dividends	1,622,718
Investment for trustee deferred compensation and retirement plans	59,245
Other assets	1,655
Total assets	420,757,803

Liabilities:
Payable for:
Investments purchased	2,551,045
Fund shares reacquired	1,269,948
Accrued foreign taxes	28,337
Accrued fees to affiliates	655,372
Accrued trustees’ and officers’ fees and benefits	758
Accrued other operating expenses	72,655
Trustee deferred compensation and retirement plans	67,935
Total liabilities	4,646,050
Net assets applicable to shares outstanding	$416,111,753

Net assets consist of:
Shares of beneficial interest	$348,052,090
Undistributed net investment income	3,810,791
Undistributed net realized gain	6,175,192
Net unrealized appreciation	58,073,680
$416,111,753

Net Assets:
Series I	$178,270,206
Series II	$237,841,547

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	10,211,255
Series II	14,024,281
Series I:
Net asset value per share	$17.46
Series II:
Net asset value per share	$16.96

Investment income:
Dividends (net of foreign withholding taxes of $358,688)	$7,402,093
Dividends from affiliated money market funds	9,253
Total investment income	7,411,346

Expenses:
Advisory fees	1,543,020
Administrative services fees	561,418
Custodian fees	102,238
Distribution fees — Series II	267,684
Transfer agent fees	18,818
Trustees’ and officers’ fees and benefits	12,035
Reports to shareholders	2,014
Professional services fees	27,756
Other	8,117
Total expenses	2,543,100
Less: Fees waived	(3,429)
Net expenses	2,539,671
Net investment income	4,871,675

Realized and unrealized gain from:
Net realized gain from:
Investment securities	2,656,353
Foreign currencies	91,889
2,748,242
Change in net unrealized appreciation of:
Investment securities	19,257,459
Foreign currencies	4,863
19,262,322
Net realized and unrealized gain	22,010,564
Net increase in net assets resulting from operations	$26,882,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$4,871,675	$7,103,762
Net realized gain	2,748,242	21,831,384
Change in net unrealized appreciation (depreciation)	19,262,322	(36,941,614)
Net increase (decrease) in net assets resulting from operations	26,882,239	(8,006,468)

Distributions to shareholders from net investment income:
Series I	—	(7,476,164)
Series ll	—	(7,026,530)
Total distributions from net investment income	—	(14,502,694)

Share transactions-net:
Series l	(43,146,737)	9,891,161
Series ll	15,580,028	19,285,906
Net increase (decrease) in net assets resulting from share transactions	(27,566,709)	29,177,067
Net increase (decrease) in net assets	(684,470)	6,667,905

Net assets:
Beginning of period	416,796,223	410,128,318
End of period (includes undistributed net investment income of $3,810,791 and $(1,060,884), respectively)	$416,111,753	$416,796,223

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Real Estate Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Global Real Estate Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Invesco V.I. Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $3,429.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $50,059 for accounting and fund administrative services and reimbursed $511,359 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Global Real Estate Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended June 30, 2016, there were transfers from Level 1 to Level 2 of $14,875,681and from Level 2 to Level 1 of $7,139,307, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$23,346,093	$—	$23,346,093
Brazil	1,922,446	—	—	1,922,446
Canada	11,148,622	—	—	11,148,622
China	—	15,697,656	—	15,697,656
France	—	12,212,833	—	12,212,833
Germany	—	12,094,417	—	12,094,417
Hong Kong	—	26,957,157	—	26,957,157
Indonesia	49,055	1,964,535	—	2,013,590
Ireland	—	1,595,704	—	1,595,704
Japan	4,245,210	38,337,397	—	42,582,607
Malaysia	1,006,937	629,156	—	1,636,093
Malta	—	—	0	0
Mexico	2,389,778	—	—	2,389,778
Netherlands	—	2,574,571	—	2,574,571
Philippines	728,704	2,725,194	—	3,453,898
Singapore	1,342,893	8,577,485	—	9,920,378
South Africa	628,547	3,681,613	—	4,310,160
Spain	—	3,556,400	—	3,556,400
Sweden	2,528,695	1,144,569	—	3,673,264
Switzerland	—	3,421,769	—	3,421,769
Taiwan	—	1,352,968	—	1,352,968
United Arab Emirates	414,570	896,287	—	1,310,857
United Kingdom	—	16,916,432	—	16,916,432
United States	207,214,451	—	—	207,214,451
Total Investments	$233,619,908	$177,682,236	$0	$411,302,144

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Invesco V.I. Global Real Estate Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $167,452,141 and $190,435,009, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$58,752,602
Aggregate unrealized (depreciation) of investment securities	(11,385,084)
Net unrealized appreciation of investment securities	$47,367,518

Cost of investments for tax purposes is $363,934,626.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	787,198	$12,815,817	3,027,072	$52,252,851
Series II	1,615,536	26,154,837	2,517,858	42,781,073

Issued as reinvestment of dividends:
Series I	—	—	478,321	7,476,164
Series II	—	—	461,968	7,026,530

Reacquired:
Series I	(3,341,216)	(55,962,554)	(2,911,646)	(49,837,854)
Series II	(665,652)	(10,574,809)	(1,836,058)	(30,521,697)
Net increase (decrease) in share activity	(1,604,134)	$(27,566,709)	1,737,515	$29,177,067

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$16.36	$0.20	$0.90	$1.10	$—	$17.46	6.72%	$178,270	1.10	%(d)	1.10	%(d)	2.48	%(d)	41%
Year ended 12/31/15	17.24	0.31	(0.59)	(0.28)	(0.60)	16.36	(1.48)	208,796	1.11		1.11		1.79		72
Year ended 12/31/14	15.29	0.33	1.89	2.22	(0.27)	17.24	14.62	209,829	1.10		1.10		1.99		44
Year ended 12/31/13	15.47	0.22	0.21	0.43	(0.61)	15.29	2.71	189,835	1.10		1.10		1.41		49
Year ended 12/31/12	12.14	0.27	3.14	3.41	(0.08)	15.47	28.12	176,933	1.14		1.14		1.94		51
Year ended 12/31/11	13.58	0.24	(1.16)	(0.92)	(0.52)	12.14	(6.51)	134,254	1.14		1.14		1.77		47
Series II
Six months ended 06/30/16	15.91	0.18	0.87	1.05	—	16.96	6.60	237,842	1.35	(d)	1.35	(d)	2.23	(d)	41
Year ended 12/31/15	16.79	0.26	(0.58)	(0.32)	(0.56)	15.91	(1.74)	208,000	1.36		1.36		1.54		72
Year ended 12/31/14	14.90	0.28	1.84	2.12	(0.23)	16.79	14.34	200,299	1.35		1.35		1.74		44
Year ended 12/31/13	15.11	0.18	0.20	0.38	(0.59)	14.90	2.44	170,145	1.35		1.35		1.16		49
Year ended 12/31/12	11.87	0.23	3.07	3.30	(0.06)	15.11	27.85	124,219	1.39		1.39		1.69		51
Year ended 12/31/11	13.31	0.20	(1.13)	(0.93)	(0.51)	11.87	(6.73)	62,349	1.39		1.39		1.52		47

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized based on average daily net assets (000’s omitted) of $200,667 and $215,284 for Series I and Series II shares, respectively.

NOTE 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,067.20	$5.65	$1,019.39	$5.52	1.10%
Series II	1,000.00	1,066.00	6.93	1,018.15	6.77	1.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 1.00% and 1.25%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.14 and $6.42 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.02 and $6.27 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Global Real Estate Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages certain assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Global Real Estate Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

Invesco V.I. Global Real Estate Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to off-shore funds advised by Invesco Advisers and to the effective sub-adviser fee rate of other funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Global Real Estate Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Government Money Market Fund
Effective April 29, 2016, Invesco V.I. Money Market Fund was renamed
Invesco V.I. Government Money Market Fund.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGMKT-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

About your Fund

Invesco V.I. Government Money Market Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

    The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Invesco V.I. Government Money Market Fund

Schedule of Investments

June 30, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities–58.98%
Federal Farm Credit Bank (FFCB)–8.68%
Disc. Notes(a)	0.33%	08/15/2016	$2,000	$1,999,175
Unsec. Bonds	4.82%	12/12/2016	5,000	5,096,864
Unsec. Bonds(b)	0.55%	04/25/2017	12,000	11,999,980
Unsec. Bonds(b)	0.49%	06/05/2017	3,000	2,997,197
Unsec. Bonds(b)	0.50%	07/06/2017	10,000	9,997,450
Unsec. Bonds(b)	0.48%	07/14/2017	6,000	6,001,236
Unsec. Bonds(b)	0.50%	08/29/2017	15,525	15,514,807
Unsec. Bonds(b)	0.48%	11/13/2017	4,480	4,472,892
Unsec. Bonds(b)	0.50%	11/13/2017	5,000	4,993,433
Unsec. Bonds(b)	0.48%	11/22/2017	7,000	6,988,210
Unsec. Bonds(b)	0.48%	01/17/2018	3,000	2,997,428
				73,058,672

Federal Home Loan Bank (FHLB)–39.90%
Unsec. Bonds	0.47%	08/26/2016	4,000	4,000,537
Unsec. Bonds	0.38%	09/28/2016	1,000	999,892
Unsec. Bonds	5.13%	10/19/2016	2,000	2,027,876
Unsec. Bonds	1.63%	12/09/2016	2,000	2,010,037
Unsec. Bonds	0.75%	01/06/2017	3,500	3,504,662
Unsec. Bonds	0.54%	01/26/2017	5,000	4,998,557
Unsec. Bonds(b)	0.50%	06/22/2017	10,000	10,000,000
Unsec. Bonds(b)	0.44%	08/18/2017	4,000	3,997,722
Unsec. Disc. Notes(a)	0.33%	07/22/2016	3,938	3,937,242
Unsec. Disc. Notes(a)	0.34%	08/03/2016	5,700	5,698,250
Unsec. Disc. Notes(a)	0.33%	08/05/2016	15,000	14,995,173
Unsec. Disc. Notes(a)	0.34%	08/05/2016	15,000	14,995,066
Unsec. Disc. Notes(a)	0.47%	08/12/2016	20,000	19,989,173
Unsec. Disc. Notes(a)	0.34%	08/15/2016	4,300	4,298,199
Unsec. Disc. Notes(a)	0.47%	08/17/2016	15,000	14,990,796
Unsec. Disc. Notes(a)	0.36%	08/24/2016	2,000	1,998,920
Unsec. Disc. Notes(a)	0.36%	08/31/2016	18,000	17,989,020
Unsec. Disc. Notes(a)	0.40%	09/16/2016	35,000	34,970,056
Unsec. Disc. Notes(a)	0.42%	10/07/2016	2,300	2,297,370
Unsec. Disc. Notes(a)	0.48%	10/07/2016	2,000	1,997,387
Unsec. Disc. Notes(a)	0.48%	10/14/2016	8,000	7,988,870
Unsec. Disc. Notes(a)	0.45%	10/19/2016	6,000	5,991,750
Unsec. Disc. Notes(a)	0.52%	10/24/2016	14,000	13,976,744
Unsec. Disc. Notes(a)	0.46%	10/26/2016	20,000	19,970,100
Unsec. Disc. Notes(a)	0.46%	10/28/2016	4,000	3,993,918
Unsec. Disc. Notes(a)	0.47%	10/28/2016	8,430	8,417,182
Unsec. Disc. Notes(a)	0.45%	11/02/2016	8,000	7,987,600
Unsec. Disc. Notes(a)	0.46%	11/04/2016	8,000	7,987,120
Unsec. Disc. Notes(a)	0.45%	11/09/2016	10,000	9,983,807
Unsec. Disc. Notes(a)	0.46%	11/10/2016	6,491	6,480,052
Unsec. Disc. Notes(a)	0.45%	11/14/2016	6,000	5,989,845
Unsec. Disc. Notes(a)	0.55%	11/18/2016	10,000	9,978,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Bank (FHLB)—(continued)
Unsec. Global Bonds	0.51%	09/09/2016	$5,000	$5,000,372
Unsec. Global Bonds	0.50%	09/28/2016	5,500	5,501,066
Unsec. Global Bonds(b)	0.53%	11/03/2016	14,000	14,000,000
Unsec. Global Bonds	0.55%	11/10/2016	6,455	6,456,594
Unsec. Global Bonds	0.63%	11/23/2016	2,540	2,541,551
Unsec. Global Bonds(b)	0.54%	01/23/2017	12,000	12,000,000
Unsec. Global Bonds(b)	0.54%	02/24/2017	12,000	12,000,000
				335,941,195

Federal Home Loan Mortgage Corp. (FHLMC)–4.98%
Unsec. Disc. Notes(a)	0.46%	08/12/2016	15,000	14,992,038
Unsec. Disc. Notes(a)	0.33%	08/19/2016	2,500	2,498,877
Unsec. Global Notes	1.00%	03/08/2017	5,000	5,015,508
Unsec. Global Notes(b)	0.45%	04/20/2017	2,400	2,397,757
Unsec. Global Notes(b)	0.49%	04/27/2017	5,000	4,997,735
Unsec. Global Notes(b)	0.58%	07/21/2017	12,000	11,998,698
				41,900,613

Federal National Mortgage Association (FNMA)–3.64%
Unsec. Disc. Notes(a)	0.34%	08/17/2016	3,870	3,868,282
Unsec. Global Notes	4.88%	12/15/2016	6,680	6,811,243
Unsec. Global Notes	0.75%	04/20/2017	2,000	2,003,083
Unsec. Global Notes	1.13%	04/27/2017	2,000	2,009,305
Unsec. Global Notes(b)	0.46%	09/08/2017	10,000	9,986,228
Unsec. Notes(b)	0.45%	08/16/2017	6,000	5,998,636
				30,676,777

Overseas Private Investment Corp. (OPIC)–1.78%
Sr. Unsec. Gtd. VRD COP Bonds(c)	0.42%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD COP Bonds(c)	0.42%	09/15/2020	5,000	5,000,000
				15,000,000
Total U.S. Government Sponsored Agency Securities (Cost $496,577,257)				496,577,257

U.S. Treasury Securities–2.97%
U.S. Treasury Bills(a)	0.42%	08/18/2016	10,000	9,994,533
U.S. Treasury Bills(a)	0.34%	09/01/2016	15,000	14,991,282
Total U.S. Treasury Securities (Cost $24,985,815)				24,985,815
TOTAL INVESTMENTS (excluding Repurchase Agreements)–61.95% (Cost $521,563,072)				521,563,072

			Repurchase Amount
Repurchase Agreements–41.58%(d)
Bank of Nova Scotia (The), joint agreement dated 06/30/2016, aggregate maturing value of $300,003,500 (collateralized by U.S government sponsored agency obligations and U.S. government sponsored agency mortgage-backed securities valued at $306,000,000; 1.79%-7.25%, 04/01/2026-05/20/2046)	0.42%	07/01/2016	30,000,350	30,000,000
BNP Paribas Securities Corp., agreement dated 06/30/2016, maturing value of $60,000,733 (collateralized by a U.S. Treasury obligation valued at $60,737,244; 2.00%, 01/15/2026)	0.44%	07/01/2016	60,000,733	60,000,000
Credit Agricole Corp. & Investment Bank, joint agreement dated 06/30/2016, aggregate maturing value of $100,001,333 (collateralized by U.S. Treasury obligations valued at $102,000,096; 0%-3.38%, 07/21/2016-05/15/2045)	0.48%	07/01/2016	5,969,992	5,969,912
HSBC Securities (USA) Inc., agreement dated 06/30/2016, maturing value of $30,000,431 (collateralized by a U.S. Treasury obligation valued at $30,586,778; 0.13%, 04/15/2017)	0.47%	07/01/2016	30,000,431	30,000,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
ING Financial Markets, LLC, agreement dated 06/30/2016, maturing value of $40,110,320 (collateralized by a U.S. Treasury obligation valued at $40,924,106; 2.88%, 08/15/2045)	0.46%	07/01/2016	$40,110,320	$40,109,807
ING Financial Markets, LLC, term agreement dated 06/10/2016, maturing value of $15,017,600 (collateralized by U.S. government sponsored agency mortgage-backed securities valued at $15,304,826; 3.50%, 06/01/2042-08/01/2045)	0.48%	09/06/2016	15,017,600	15,000,000
RBC Capital Markets, LLC, joint term agreement dated 05/18/2016, aggregate maturing value of $345,188,983 (collateralized by U.S. government sponsored agency mortgage-backed securities valued at $351,900,001; 3.00%-5.50%, 05/01/2025-07/01/2046)(e)	0.34%	07/15/2016	30,016,433	30,000,000
RBC Capital Markets, LLC, joint term agreement dated 05/20/2016, aggregate maturing value of $520,338,000 (collateralized by U.S. government sponsored agency mortgage-backed securities and U.S. Treasury obligations valued at $530,400,000; 0.75%-8.50%, 02/15/2017-05/20/2061)(e)	0.39%	07/19/2016	40,026,000	40,000,000
Societe Generale, agreement dated 06/30/2016, maturing value of $39,988,834 (collateralized by a U.S. Treasury obligation valued at $40,622,391; 3.75%, 11/15/2043)	0.47%	07/01/2016	39,988,834	39,988,312
Societe Generale, open agreement dated 05/03/2016, (collateralized by a U.S. government sponsored agency mortgage-backed security valued at $4,080,001; 3.00%, 09/15/2041)(f)	0.28%	—	—	4,000,000
Wells Fargo Bank, N.A., joint agreement dated 06/30/2016, aggregate maturing value of $500,005,972 (collateralized by U.S. government sponsored agency mortgage-backed securities valued at $510,000,000; 2.50%-3.00%, 08/01/2030-06/01/2043)	0.43%	07/01/2016	40,000,478	40,000,000
Wells Fargo Securities, LLC, term agreement dated 05/09/2016, maturing value of $15,017,063 (collateralized by U.S. government sponsored agency mortgage-backed securities valued at $15,300,001; 2.50%-3.50%, 03/20/2045-09/20/2045)	0.45%	08/08/2016	15,017,063	15,000,000
Total Repurchase Agreements (Cost $350,068,071)				350,068,071
TOTAL INVESTMENTS(g)–103.53% (Cost $871,631,143)				871,631,143
OTHER ASSETS LESS LIABILITIES–(3.53)%				(29,736,921)
NET ASSETS–100.00%				$841,894,222

Investment Abbreviations:

COP	– Certificates of Participation
Disc.	– Discount
Gtd.	– Guaranteed
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2016.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2016.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of June 30, 2016

1-7	38.5%
8-30	0.5
31-60	14.8
61-90	10.8
91-180	17.4
181+	18.0
*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, excluding repurchase agreements, at value and cost	$521,563,072
Repurchase agreements, at value and cost	350,068,071
Total investments, at value and cost	871,631,143
Receivable for:
Fund shares sold	233,536
Interest	207,149
Fund expenses absorbed	35,287
Investment for trustee deferred compensation and retirement plans	50,789
Total assets	872,157,904

Liabilities:
Payable for:
Investments purchased	9,997,450
Fund shares reacquired	19,757,070
Dividends	1,464
Accrued fees to affiliates	425,149
Accrued trustees’ and officers’ fees and benefits	888
Accrued other operating expenses	23,065
Trustee deferred compensation and retirement plans	58,596
Total liabilities	30,263,682
Net assets applicable to shares outstanding	$841,894,222

Net assets consist of:
Shares of beneficial interest	$841,896,055
Undistributed net investment income	(11,145)
Undistributed net realized gain	9,312
$841,894,222

Net Assets:
Series I	$736,416,301
Series II	$105,477,921

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	736,406,647
Series II	105,476,546
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$1,580,252

Expenses:
Advisory fees	1,103,826
Administrative services fees	501,239
Custodian fees	7,464
Distribution fees — Series II	65,821
Transfer agent fees	8,678
Trustees’ and officers’ fees and benefits	14,687
Reports to shareholders	3,455
Professional services fees	33,528
Other	9,265
Total expenses	1,747,963
Less: Fees waived and expenses reimbursed	(290,805)
Net expenses	1,457,158
Net investment income	123,094
Net realized gain from investment securities	3,730
Net increase in net assets resulting from operations	$126,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$123,094	$71,644
Net realized gain	3,730	5,582
Net increase in net assets resulting from operations	126,824	77,226

Distributions to shareholders from net investment income:
Series I	(120,493)	(69,408)
Series ll	(2,601)	(2,236)
Total distributions from net investment income	(123,094)	(71,644)

Share transactions–net:
Series l	(1,444,206)	131,299,685
Series ll	81,536,805	6,443,746
Net increase in net assets resulting from share transactions	80,092,599	137,743,431
Net increase in net assets	80,096,329	137,749,013

Net assets:
Beginning of period	761,797,893	624,048,880
End of period (includes undistributed net investment income of $(11,145) and $(11,145), respectively)	$841,894,222	$761,797,893

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”), formerly Invesco V.I. Money Market Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

Effective April 29, 2016, the Fund changed from a prime money market fund to a government money market fund. This change was made in connection with the U.S. Securities and Exchange Commission amendments to Rule 2a-7 under the 1940 Act, as amended.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Invesco V.I. Government Money Market Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Other Risks — Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

Effective May 1, 2016, the Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Prior to May 1, 2016, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.40%
Over $250 million	0.35%

Invesco V.I. Government Money Market Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended June 30, 2016, Invesco voluntarily waived advisory fees of $238,474 and reimbursed class level expenses of $52,331 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $128,752 for accounting and fund administrative services and reimbursed $372,487 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment

Invesco V.I. Government Money Market Fund

advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities sales of $85,462,722, which did not result in net realized gains (losses).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	509,079,275	$509,079,275	1,241,321,035	$1,241,321,035
Series II	110,623,200	110,623,200	34,663,428	34,663,428

Issued as reinvestment of dividends:
Series I	117,514	117,514	67,722	67,722
Series II	2,601	2,601	2,236	2,236

Reacquired:
Series I	(510,640,995)	(510,640,995)	(1,110,089,072)	(1,110,089,072)
Series II	(29,088,996)	(29,088,996)	(28,221,918)	(28,221,918)
Net increase in share activity	80,092,599	$80,092,599	137,743,431	$137,743,431

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 91% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Money Market Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net realized gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Six months ended 06/30/16	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.02%	$736,416	0.38	%(c)	0.44	%(c)	0.04	%(c)
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	737,858	0.21		0.51		0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	606,553	0.16		0.50		0.01
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	422,491	0.16		0.70		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	156,931	0.23		0.54		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	198,533	0.17		0.57		0.05
Series II
Six months ended 06/30/16	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.00%	$105,478	0.43	%(c)	0.69	%(c)	(0.01	)%(c)
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	23,940	0.21		0.76		0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	17,496	0.16		0.75		0.01
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	15,883	0.16		0.95		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	746	0.23		0.79		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	1,022	0.17		0.82		0.05

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $708,149 and $52,946 for Series I and Series II shares, respectively.

NOTE 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,000.20	$1.89	$1,023.04	$1.92	0.38%
Series II	1,000.00	1,000.00	2.14	1,022.79	2.17	0.43

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective May 1, 2016, the advisory fee paid by the Fund was reduced to 0.15% of the Fund’s average net assets. In addition, effective May 1, 2016, the administrative services fees increased. The annualized ratios restated as if this administrative services fees limitation had been in effect throughout the entire most recent fiscal half year are 0.26% and 0.31% for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.29 and $1.54 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.31 and $1.56 for Series I and Series II shares, respectively.

Invesco V.I. Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Government Money Market Fund’s (the Fund) (formerly Invesco V.I. Money Market Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Annuity Underlying Funds Money Market Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was at the contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management

Invesco V.I. Government Money Market Fund

fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one mutual fund and above the rate of one mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that in the current low yield environment Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

Invesco V.I. Government Money Market Fund

Semiannual Report to Shareholders	June 30, 2016
Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGOV-SAR-1

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	3.99%
Series II Shares	3.94
Barclays U.S. Aggregate Index▼(Broad Market Index)	5.31
Barclays U.S. Government Index▼(Style-Specific Index)	5.22
Lipper VUF General U.S. Government Funds Index¢ (Peer Group Index)	3.64

  Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/5/93)	4.54%
10 Years	4.32
5 Years	2.80
1 Year	4.26

Series II Shares
Inception (9/19/01)	3.66%
10 Years	4.05
5 Years	2.55
1 Year	4.09

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.77% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable

Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Schedule of Investments

June 30, 2016

(Unaudited)

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–44.87%
Collateralized Mortgage Obligations–18.33%
Fannie Mae REMICs, 4.00%, 07/25/2018 to 07/25/2040	$3,897,810	$4,170,601
5.00%, 08/25/2019	763,165	787,215
3.00%, 10/25/2025	1,012,410	1,036,547
2.50%, 03/25/2026	1,148,053	1,165,766
7.00%, 09/18/2027	396,755	444,648
6.50%, 03/25/2032	1,043,759	1,206,338
5.75%, 10/25/2035	564,935	634,399
0.75%, 05/25/2036(a)	3,754,326	3,743,916
4.25%, 02/25/2037	1,513,863	1,592,696
0.90%, 03/25/2037(a)	2,120,777	2,122,870
0.95%, 03/25/2037 to 05/25/2041(a)	7,210,802	7,249,892
0.85%, 06/25/2038(a)	5,970,424	5,976,862
6.58%, 06/25/2039(a)	4,340,995	5,145,407
1.00%, 02/25/2041(a)	4,182,780	4,206,893
0.97%, 11/25/2041(a)	1,847,523	1,856,832
Federal Home Loan Bank 5.77%, 03/23/2018	872,025	927,314
Freddie Mac REMICs, 4.00%, 12/15/2017 to 06/15/2039	220,527	224,065
5.00%, 02/15/2018 to 04/15/2019	761,442	774,617
4.50%, 07/15/2018	203,542	209,853
3.00%, 10/15/2018 to 04/15/2026	2,337,890	2,392,760
0.94%, 12/15/2035 to 03/15/2040(a)	6,457,499	6,487,758
0.74%, 03/15/2036(a)	3,519,386	3,512,266
0.81%, 11/15/2036 to 03/15/2037(a)	7,959,910	7,959,047
0.84%, 05/15/2037 to 06/15/2037(a)	4,563,500	4,571,690
1.30%, 11/15/2039(a)	1,094,626	1,112,850
0.89%, 03/15/2040 to 02/15/2042(a)	16,890,141	16,918,896
Freddie Mac STRIPS, 0.81%, 10/15/2037(a)	4,882,941	4,858,779
Ginnie Mae REMICs, 6.00%, 01/16/2025	590,247	656,008
5.73%, 08/20/2034(a)	1,516,103	1,723,330
4.50%, 09/16/2034	385,122	389,819
4.00%, 12/20/2036 to 02/20/2038	462,940	470,151
5.87%, 01/20/2039(a)	5,239,000	5,985,020
1.24%, 09/16/2039(a)	1,855,600	1,881,748
4.49%, 07/20/2041(a)	1,112,188	1,211,685
1.92%, 09/20/2041(a)	5,066,876	5,237,084
0.70%, 01/20/2042(a)	1,406,313	1,401,332
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(a)	10,413,695	924,215
1.63%, 11/20/2064(a)	6,802,928	648,404
1.69%, 12/20/2064(a)	17,956,964	1,705,912
		113,525,485

	Principal Amount	Value
Federal Deposit Insurance Co. (FDIC)–0.01%
Series 2010-S1, Class 1A, Structured Sale Gtd. Floating Rate Notes, 1.01%, 02/25/2048(a)(b)	$42,255	$42,260

Federal Home Loan Mortgage Corp. (FHLMC)–10.89%
Pass Through Ctfs., 6.50%, 07/01/2016 to 12/01/2035	3,621,858	4,204,691
7.00%, 12/01/2016 to 03/01/2036	4,222,433	4,957,333
6.00%, 04/01/2017 to 07/01/2038	833,430	905,201
5.00%, 07/01/2018 to 01/01/2040	1,943,856	2,151,730
4.50%, 09/01/2020 to 08/01/2041	12,389,109	13,735,444
8.50%, 09/01/2020 to 08/01/2031	547,724	629,460
10.00%, 03/01/2021	12,488	13,229
9.00%, 06/01/2021 to 06/01/2022	86,597	92,064
8.00%, 12/01/2021 to 09/01/2036	1,791,229	2,026,174
7.50%, 09/01/2022 to 06/01/2035	1,345,650	1,569,291
5.50%, 12/01/2022	483,942	510,038
3.50%, 08/01/2026	1,066,431	1,141,189
3.00%, 05/01/2027	1,734,042	1,842,684
7.05%, 05/20/2027	128,573	144,577
6.03%, 10/20/2030	913,469	1,076,912
Pass Through Ctfs., ARM, 2.69%, 09/01/2035(a)	6,174,441	6,525,850
2.90%, 07/01/2036(a)	5,061,466	5,356,069
2.33%, 10/01/2036(a)	3,214,078	3,391,156
2.74%, 10/01/2036(a)	210,587	223,379
2.89%, 11/01/2037(a)	2,667,216	2,769,994
2.93%, 01/01/2038(a)	123,300	131,068
2.87%, 07/01/2038(a)	1,251,949	1,327,556
2.43%, 06/01/2043(a)	4,121,402	4,333,397
2.91%, 02/01/2045(a)	2,687,079	2,785,630
2.78%, 08/01/2045(a)	2,483,353	2,575,662
3.12%, 09/01/2045(a)	2,886,936	3,003,836
		67,423,614

Federal National Mortgage Association (FNMA)–11.91%
Pass Through Ctfs., 6.50%, 08/01/2016 to 11/01/2037	3,662,333	4,146,828
7.00%, 09/01/2016 to 06/01/2036	5,556,635	6,146,990
7.50%, 04/01/2017 to 08/01/2037	5,763,460	6,776,645
6.00%, 09/01/2017 to 10/01/2038	2,838,290	3,250,144
5.00%, 11/01/2017 to 12/01/2033	446,195	470,273
8.50%, 11/01/2017 to 08/01/2037	1,333,386	1,562,721
8.00%, 12/01/2017 to 10/01/2037	4,148,828	5,032,287
4.50%, 04/01/2019 to 08/01/2041	9,009,318	9,805,598
5.50%, 03/01/2021 to 05/01/2035	2,136,820	2,464,044
6.75%, 07/01/2024	439,728	506,334
6.95%, 10/01/2025	20,506	21,113
3.50%, 03/01/2027 to 08/01/2027	12,100,416	12,853,287
3.00%, 05/01/2027 to 08/01/2027	5,312,538	5,606,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM, 2.69%, 10/01/2034(a)	$2,867,300	$3,043,836
2.67%, 05/01/2035(a)	487,935	516,034
2.73%, 03/01/2038(a)	142,320	150,572
2.78%, 02/01/2042(a)	2,068,797	2,156,342
2.29%, 06/01/2043(a)	3,398,566	3,503,926
2.26%, 08/01/2043(a)	3,205,829	3,297,035
2.27%, 05/01/2044(a)	2,366,989	2,433,685
		73,744,607

Government National Mortgage Association (GNMA)–3.73%
Pass Through Ctfs., 6.50%, 10/20/2016 to 01/15/2035	4,452,539	5,028,364
7.50%, 03/15/2017 to 10/15/2035	2,802,630	3,272,807
7.00%, 04/15/2017 to 12/15/2036	1,107,894	1,233,734
8.00%, 05/15/2017 to 01/15/2037	1,535,110	1,850,163
8.50%, 12/15/2017 to 01/15/2037	163,939	172,867
10.00%, 06/15/2019	5,352	5,603
6.00%, 09/15/2020 to 08/15/2033	698,989	787,043
5.00%, 02/15/2025	196,682	219,031
6.95%, 08/20/2025 to 08/20/2027	315,250	324,277
6.38%, 10/20/2027 to 04/20/2028	353,958	389,773
6.10%, 12/20/2033	4,772,156	5,686,380
3.50%, 10/20/2042	3,931,117	4,111,153
		23,081,195
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $270,617,374)		277,817,161

U.S. Treasury Securities–28.21%
U.S. Treasury Bills–0.32%
0.45%, 11/17/2016(c)(d)	2,000,000	1,998,069

U.S. Treasury Notes–19.45%
0.88%, 01/31/2018	900,000	904,325
1.13%, 06/15/2018	2,900,000	2,929,792
1.00%, 08/15/2018	5,800,000	5,847,577
1.50%, 12/31/2018	5,500,000	5,614,834
1.00%, 03/15/2019	11,500,000	11,599,279
1.63%, 06/30/2019	4,000,000	4,107,892
1.63%, 07/31/2019	2,700,000	2,773,564
1.75%, 09/30/2019	2,500,000	2,578,808
1.38%, 08/31/2020	11,000,000	11,204,963
2.00%, 09/30/2020	6,000,000	6,269,064
1.75%, 12/31/2020	8,000,000	8,276,872
1.38%, 01/31/2021	3,000,000	3,053,790
1.25%, 03/31/2021	4,500,000	4,553,437
1.38%, 05/31/2021	4,000,000	4,073,124
2.13%, 06/30/2021	4,500,000	4,741,785
2.13%, 08/15/2021	2,700,000	2,846,497
2.00%, 10/31/2021	2,500,000	2,619,678
2.00%, 11/15/2021	3,300,000	3,460,941
2.13%, 06/30/2022	3,000,000	3,164,649

	Principal Amount		Value
U.S. Treasury Notes–(continued)
2.00%, 07/31/2022	$7,000,000		$7,332,360
1.63%, 11/15/2022	2,000,000		2,048,124
2.13%, 12/31/2022	7,000,000		7,381,717
1.50%, 02/28/2023	5,800,000		5,887,226
1.63%, 04/30/2023	4,000,000		4,091,248
1.63%, 05/31/2023	3,000,000		3,068,436
			120,429,982

U.S. Treasury Inflation-Indexed Notes–3.14%
0.13%, 04/15/2020	9,244,847	(e)	9,462,784
0.63%, 01/15/2026	9,454,502	(e)	9,965,452
			19,428,236

U.S. Treasury Bonds–4.85%
8.75%, 05/15/2020	1,200,000		1,559,929
7.88%, 02/15/2021	1,100,000		1,443,450
5.38%, 02/15/2031	3,800,000		5,638,771
3.38%, 05/15/2044	6,000,000		7,402,266
3.00%, 05/15/2045	3,000,000		3,452,052
2.88%, 08/15/2045	750,000		842,431
3.00%, 11/15/2045	3,000,000		3,452,577
2.50%, 05/15/2046	6,000,000		6,259,686
			30,051,162

U.S. Treasury Inflation-Indexed Bonds–0.45%
0.75%, 02/15/2045	2,793,698	(e)	2,814,304
Total U.S. Treasury Securities (Cost $167,453,665)			174,721,753

Non-U.S. Government Sponsored Agency Securities–17.00%
Collateralized Mortgage Obligations–13.50%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.93%, 09/15/2048(a)	16,910,869		1,059,978
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.34%, 05/15/2032(a)(b)	2,460,000		2,355,790
Bear Stearns ARM Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 2.91%, 01/25/2035(a)	1,056,513		1,047,009
Chase Mortgage Trust, Series 2016-1, Class M3, Pass Through Ctfs., 3.75%, 04/25/2045(b)	3,313,615		3,286,389
Commercial Mortgage Trust, Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.50%, 06/08/2030(a)(b)	5,900,000		5,900,632
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(a)(b)	4,740,000		4,756,586
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.37%, 08/10/2055(a)	6,200,000		6,738,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Credit Suisse Mortgage Capital Trust, Series 2015-TOWN, Class B, Floating Rate Pass Through Ctfs., 2.34%, 03/15/2017(a)(b)	$7,100,000	$6,945,695
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 04/22/2013; Cost $9,483,739)(b)	9,163,033	9,707,088
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.25%, 09/08/2039 (Acquired 11/05/2010; Cost $16,191,412)(a)(b)	15,672,268	16,299,159
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	5,515,247	5,568,559
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSD, Floating Rate Pass Through Ctfs., 4.10%, 08/15/2026(a)(b)	3,000,000	2,970,068
Towd Point Mortgage Trust, Series 2015-1, Class AES, Pass Through Ctfs., 3.00%, 10/25/2053(b)	4,551,708	4,636,005
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.14%, 05/15/2048(a)	5,900,000	6,159,477
Series 2015-C29, Class C, Variable Rate Pass Through Ctfs., 4.22%, 06/15/2048(a)	6,224,000	6,175,070
		83,605,940

Bonds & Notes–3.50%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	3,800,000	4,770,258
Private Export Funding Corp., Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	1,540,000	1,774,294
Series DD, Sec. Gtd. Notes, 2.13%, 07/15/2016	5,000,000	5,001,720
Series FF, Sec. Gtd. Notes, 1.38%, 02/15/2017	5,000,000	5,019,822
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	5,086,600
		21,652,694
Total Non-U.S. Government Sponsored Agency Securities (Cost $102,923,231)		105,258,634

	Principal Amount	Value
U.S. Government Sponsored Agency Securities–8.49%
Federal Agricultural Mortgage Corp. (FAMC)–2.99%
Sr. Unsec. Medium-Term Notes, 2.00%, 07/27/2016	$4,000,000	$4,005,056
Series 2007-1, Sec. Gtd. Notes, 5.13%, 04/19/2017(b)	14,000,000	14,504,994
		18,510,050

Federal Farm Credit Bank (FFCB)–0.47%
Unsec. Medium-Term Notes, 5.75%, 12/07/2028	2,100,000	2,901,375

Federal Home Loan Bank (FHLB)–1.09%
Unsec. Bonds, 3.38%, 06/12/2020	6,220,000	6,763,659

Federal Home Loan Mortgage Corp. (FHLMC)–0.86%
Unsec. Global Notes, 2.38%, 01/13/2022	5,000,000	5,300,555

Financing Corp. (FICO)–0.52%
Sec. Bonds, 9.80%, 04/06/2018	700,000	812,224
Series E, Sec. Bonds, 9.65%, 11/02/2018	1,985,000	2,393,034
		3,205,258

Tennessee Valley Authority (TVA)–2.56%
Sr. Unsec. Global Bonds, 4.88%, 12/15/2016	13,553,000	13,823,274
Sr. Unsec. Global Notes, 1.88%, 08/15/2022	2,000,000	2,051,218
		15,874,492
Total U.S. Government Sponsored Agency Securities (Cost $50,613,002)		52,555,389

	Shares
Money Market Funds–1.51%
Government & Agency Portfolio, Institutional Class, 0.30% (Cost $9,346,410)(f)	9,346,410	9,346,410

Options Purchased-0.05%
(Cost $295,000)(g)		294,748
TOTAL INVESTMENTS–100.13% (Cost $601,248,682)		619,994,095
OTHER ASSETS LESS LIABILITIES–(0.13)%		(810,064)
NET ASSETS–100.00%		$619,184,031

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
IO	– Interest Only
REMICs	– Real Estate Mortgage Investment Conduits

Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Securities
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2016.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $76,973,225, which represented 12.43% of the Fund’s Net Assets.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.
(g)	The table below details options purchased.

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
30 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.67%	Receive	3 Month USD LIBOR	05/16/2017	$5,000,000	$231,325
30 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	2.67	Pay	3 Month USD LIBOR	05/16/2017	5,000,000	63,423
Total Options Purchased — Interest Rate Risk (Cost $295,000)								$294,748

Abbreviations:

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of June 30, 2016

U.S. Government Sponsored Agency Mortgage-Backed Securities	44.8%
U.S. Treasury Securities	28.2
Non-U.S. Government Sponsored Agency Securities	17.0
U.S. Government Sponsored Agency Securities	8.5
Options Purchased	0.1
Money Market Funds Plus Other Assets Less Liabilities	1.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016 (Unaudited)

Assets:
Investments, at value (Cost $591,902,272)	$610,647,685
Investments in affiliated money market funds, at value and cost	9,346,410
Total investments, at value (Cost $601,248,682)	619,994,095
Cash	160,206
Receivable for:
Fund shares sold	753,477
Dividends and interest	2,092,819
Principal paydowns	363,170
Investment for trustee deferred compensation and retirement plans	218,183
Other assets	4,559
Total assets	623,586,509

Liabilities:
Payable for:
Investments purchased	2,617,421
Fund shares reacquired	176,569
Collateral due to custodian	290,000
Variation margin — futures contracts	224,532
Accrued fees to affiliates	846,706
Accrued trustees’ and officers’ fees and benefits	824
Trustee deferred compensation and retirement plans	246,426
Total liabilities	4,402,478
Net assets applicable to shares outstanding	$619,184,031

Net assets consist of:
Shares of beneficial interest	$596,423,997
Undistributed net investment income	16,911,178
Undistributed net realized gain (loss)	(16,391,811)
Net unrealized appreciation	22,240,667
$619,184,031

Net Assets:
Series I	$406,729,097
Series II	$212,454,934

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	33,938,363
Series II	17,903,868
Series I:
Net asset value per share	$11.98
Series II:
Net asset value per share	$11.87

Investment income:
Interest	$8,181,105
Dividends from affiliated money market funds	7,970
Total investment income	8,189,075

Expenses:
Advisory fees	1,415,437
Administrative services fees	795,326
Custodian fees	16,266
Distribution fees — Series II	253,920
Transfer agent fees	16,803
Trustees’ and officers’ fees and benefits	13,559
Reports to shareholders	3,558
Professional services fees	21,586
Other	51,422
Total expenses	2,587,877
Less: Fees waived	(3,097)
Net expenses	2,584,780
Net investment income	5,604,295

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(424,034)
Futures contracts	5,263,334
4,839,300
Change in net unrealized appreciation of:
Investment securities	10,078,155
Futures contracts	3,215,053
13,293,208
Net realized and unrealized gain	18,132,508
Net increase in net assets resulting from operations	$23,736,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$5,604,295	$8,746,964
Net realized gain	4,839,300	3,331,844
Change in net unrealized appreciation (depreciation)	13,293,208	(9,886,504)
Net increase in net assets resulting from operations	23,736,803	2,192,304

Distributions to shareholders from net investment income:
Series I	—	(9,684,904)
Series ll	—	(3,821,202)
Total distributions from net investment income	—	(13,506,106)

Share transactions–net:
Series l	(2,246,449)	(73,711,835)
Series ll	9,212,429	(13,837,280)
Net increase (decrease) in net assets resulting from share transactions	6,965,980	(87,549,115)
Net increase (decrease) in net assets	30,702,783	(98,862,917)

Net assets:
Beginning of period	588,481,248	687,344,165
End of period (includes undistributed net investment income of $16,911,178 and $11,306,883, respectively)	$619,184,031	$588,481,248
Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Government Securities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Government Securities Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized

Invesco V.I. Government Securities Fund

and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since

Invesco V.I. Government Securities Fund

entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $3,097.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $71,654 for accounting and fund administrative services and reimbursed $723,672 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. Government Securities Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,346,410	$—	$—	$9,346,410
U.S. Treasury Securities	—	174,721,753	—	174,721,753
U.S. Government Sponsored Agency Securities	—	330,372,550	—	330,372,550
Corporate Debt Securities	—	16,882,436	—	16,882,436
Collateralized Municipal Obligations	—	83,605,940	—	83,605,940
Foreign Sovereign Debt Securities	—	4,770,258	—	4,770,258
Options Purchased	—	294,748	—	294,748
	9,346,410	610,647,685	—	619,994,095
Futures Contracts*	3,495,254	—	—	3,495,254
Total	$12,841,664	$610,647,685	$—	$623,489,349

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$3,802,906	$(307,652)
Options purchased(b)	294,748	—
Total	$4,097,654	$(307,652)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(b)	Options purchased at value as reported in the Schedule of Investments.

Invesco V.I. Government Securities Fund

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Options Purchased(a)
Realized Gain (Loss):
Interest rate risk	$5,263,334	$(140,000)
Change in Net Unrealized Appreciation (Depreciation):
Interest rate risk	3,215,053	(252)
Total	$8,478,387	$(140,252)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the six month average notional value of futures contracts and the four month average notional value of options purchased.

	Futures Contracts	Options Purchased
Average notional value	$113,673,551	$22,500,000

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	66	September–2016	$14,475,656	$92,922
U.S. Treasury 5 Year Notes	Long	79	September–2016	9,650,961	109,304
U.S. Treasury 10 Year Notes	Long	98	September–2016	13,032,469	342,767
U.S. Treasury 30 Year Bonds	Short	31	September–2016	(5,342,656)	(307,652)
U.S. Treasury Ultra Bonds	Long	276	September–2016	51,439,500	3,257,913
Total Futures Contracts — Interest Rate Risk					$3,495,254

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Deutsche Bank Securities Inc.(a)	$294,748	$—	$—	$(290,000)	$4,748

(a)	Swaptions purchased — OTC Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Government Securities Fund

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$3,845,837	$—	$3,845,837
Not subject to expiration	9,837,916	6,973,821	16,811,737
	$13,683,753	$6,973,821	$20,657,574

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $23,763,810 and $53,715,641, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $96,814,366 and $43,000,749, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$20,336,015
Aggregate unrealized (depreciation) of investment securities	(1,592,473)
Net unrealized appreciation of investment securities	$18,743,542

Cost of investments for tax purposes is $601,250,553.

Invesco V.I. Government Securities Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	3,713,590	$43,606,883	5,071,141	$59,701,741
Series II	2,556,295	29,713,633	2,597,649	30,202,874

Issued as reinvestment of dividends:
Series I	—	—	834,905	9,684,904
Series II	—	—	331,990	3,821,202

Reacquired:
Series I	(3,897,305)	(45,853,332)	(12,198,556)	(143,098,480)
Series II	(1,760,815)	(20,501,204)	(4,103,260)	(47,861,356)
Net increase (decrease) in share activity	611,765	$6,965,980	(7,466,131)	$(87,549,115)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$11.52	$0.11	$0.35	$0.46	$—	$11.98	3.99%	$406,729	0.78	%(d)	0.78	%(d)	1.94	%(d)	16%
Year ended 12/31/15	11.74	0.17	(0.13)	0.04	(0.26)	11.52	0.34	393,090	0.77		0.77		1.44		59
Year ended 12/31/14	11.64	0.16	0.32	0.48	(0.38)	11.74	4.14	474,556	0.78		0.78		1.36		55
Year ended 12/31/13	12.40	0.13	(0.45)	(0.32)	(0.44)	11.64	(2.62)	565,690	0.74		0.76		1.10		139
Year ended 12/31/12	12.49	0.19	0.12	0.31	(0.40)	12.40	2.47	873,212	0.65		0.76		1.49		118
Year ended 12/31/11	12.00	0.25	0.67	0.92	(0.43)	12.49	7.91	970,029	0.63		0.75		2.03		85
Series II
Six months ended 06/30/16	11.42	0.10	0.35	0.45	—	11.87	3.94	212,455	1.03	(d)	1.03	(d)	1.69	(d)	16
Year ended 12/31/15	11.64	0.14	(0.13)	0.01	(0.23)	11.42	0.06	195,392	1.02		1.02		1.19		59
Year ended 12/31/14	11.54	0.13	0.31	0.44	(0.34)	11.64	3.88	212,788	1.03		1.03		1.11		55
Year ended 12/31/13	12.29	0.10	(0.45)	(0.35)	(0.40)	11.54	(2.85)	227,237	0.99		1.01		0.85		139
Year ended 12/31/12	12.39	0.16	0.12	0.28	(0.38)	12.29	2.22	261,083	0.90		1.01		1.24		118
Year ended 12/31/11	11.92	0.21	0.67	0.88	(0.41)	12.39	7.63	295,318	0.88		1.00		1.78		85

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $309,171,077 and sold of $25,033,352 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $400,509 and $204,252 for Series I and Series II shares, respectively.

Note 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,039.90	$3.96	$1,020.98	$3.92	0.78%
Series II	1,000.00	1,039.40	5.22	1,019.74	5.17	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fees limitation had been in effect throughout the entire most recent fiscal half year are 0.69% and 0.94% for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.50 and $4.77 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.47 and $4.72 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Government Securities Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Annuity Underlying Funds General U.S. Government Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term

Invesco V.I. Government Securities Fund

“contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. Government Securities Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIGRI-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	0.92%
Series II Shares	0.82
S&P 500 Index▼ (Broad Market Index)	3.84
Russell 1000 Value Index▼ (Style-Specific Index)	6.30
Lipper VUF Large-Cap Value Funds Index¢ (Peer Group Index)	4.26
Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (12/23/96)	8.34%
10 Years	6.00
5 Years	9.20
1 Year	-4.12

Series II Shares
Inception (9/18/00)	5.76%
10 Years	5.74
5 Years	8.93
1 Year	-4.35

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.79% and 1.04%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.85% and 1.10%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.56%
Aerospace & Defense–1.28%
General Dynamics Corp.	161,606	$22,502,020

Agricultural Products–0.68%
Archer-Daniels-Midland Co.	279,615	11,992,687

Application Software–1.00%
Citrix Systems, Inc.(b)	219,783	17,602,421

Asset Management & Custody Banks–2.24%
Northern Trust Corp.	280,360	18,576,654
State Street Corp.	385,406	20,781,091
		39,357,745

Automobile Manufacturers–0.74%
General Motors Co.	460,273	13,025,726

Biotechnology–1.04%
Amgen Inc.	120,093	18,272,150

Broadcasting–0.31%
CBS Corp.–Class B	98,596	5,367,566

Cable & Satellite–2.41%
Charter Communications, Inc.–Class A(b)	62,540	14,299,145
Comcast Corp.–Class A	429,456	27,996,237
		42,295,382

Communications Equipment–2.94%
Cisco Systems, Inc.	1,047,273	30,046,262
Juniper Networks, Inc.	961,056	21,614,150
		51,660,412

Construction Machinery & Heavy Trucks–1.02%
Caterpillar Inc.	236,790	17,951,050

Data Processing & Outsourced Services–0.95%
PayPal Holdings, Inc.(b)	458,681	16,746,443

Diversified Banks–12.01%
Bank of America Corp.	3,515,335	46,648,495
Citigroup Inc.	1,667,666	70,692,362
Comerica Inc.	411,027	16,905,541
JPMorgan Chase & Co.	1,234,307	76,699,837
		210,946,235

Drug Retail–1.52%
Walgreens Boots Alliance, Inc.	320,705	26,705,105

Electric Utilities–1.63%
FirstEnergy Corp.	319,055	11,138,210
PG&E Corp.	273,822	17,502,702
		28,640,912

	Shares	Value
Fertilizers & Agricultural Chemicals–1.13%
Agrium Inc. (Canada)	37,262	$3,369,230
Mosaic Co. (The)	630,109	16,496,254
		19,865,484

Food Distributors–0.73%
Sysco Corp.	251,922	12,782,522

General Merchandise Stores–1.36%
Target Corp.	342,370	23,904,273

Health Care Equipment–2.75%
Baxter International Inc.	455,871	20,614,487
Medtronic PLC	318,367	27,624,704
		48,239,191

Health Care Services–0.78%
Express Scripts Holding Co.(b)	179,657	13,618,001

Home Improvement Retail–0.59%
Kingfisher PLC (United Kingdom)	2,416,414	10,431,274

Hotels, Resorts & Cruise Lines–1.91%
Carnival Corp.	759,082	33,551,424

Industrial Conglomerates–2.42%
General Electric Co.	1,350,564	42,515,755

Industrial Machinery–1.00%
Ingersoll-Rand PLC	274,552	17,483,471

Insurance Brokers–3.11%
Aon PLC	198,839	21,719,184
Marsh & McLennan Cos., Inc.	247,229	16,925,297
Willis Towers Watson PLC	129,331	16,077,137
		54,721,618

Integrated Oil & Gas–5.78%
Exxon Mobil Corp.	205,000	19,216,700
Occidental Petroleum Corp.	279,595	21,126,198
Royal Dutch Shell PLC–Class A (United Kingdom)	1,435,537	39,197,998
TOTAL S.A. (France)	455,615	21,929,788
		101,470,684

Integrated Telecommunication Services–1.50%
Koninklijke KPN N.V. (Netherlands)	1,319,523	4,785,237
Orange S.A. (France)	283,561	4,630,856
Verizon Communications Inc.	301,782	16,851,507
		26,267,600

Internet Software & Services–0.95%
eBay Inc.(b)	716,318	16,769,004

Investment Banking & Brokerage–3.88%
Charles Schwab Corp. (The)	607,483	15,375,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The)	111,625	$16,585,242
Morgan Stanley	1,394,628	36,232,435
		68,193,072

Managed Health Care–1.69%
Anthem, Inc.	100,674	13,222,523
UnitedHealth Group Inc.	116,399	16,435,539
		29,658,062

Movies & Entertainment–0.83%
Time Warner Inc.	198,221	14,577,172

Oil & Gas Equipment & Services–1.96%
Baker Hughes Inc.	515,191	23,250,570
Weatherford International PLC(b)	2,000,893	11,104,956
		34,355,526

Oil & Gas Exploration & Production–5.85%
Apache Corp.	721,460	40,163,678
Canadian Natural Resources Ltd. (Canada)	1,019,695	31,457,794
Devon Energy Corp.	858,219	31,110,445
		102,731,917

Other Diversified Financial Services–0.71%
Voya Financial, Inc.	504,278	12,485,923

Packaged Foods & Meats–1.31%
Mondelez International, Inc.–Class A	506,758	23,062,557

Pharmaceuticals–7.14%
Eli Lilly and Co.	249,060	19,613,475
Merck & Co., Inc.	643,341	37,062,875
Novartis AG (Switzerland)	236,488	19,457,385
Pfizer Inc.	917,541	32,306,618
Sanofi (France)	201,778	16,957,989
		125,398,342

Publishing–0.65%
Thomson Reuters Corp.	283,756	11,479,375

Railroads–1.03%
CSX Corp.	694,732	18,118,611

Regional Banks–6.00%
BB&T Corp.	410,628	14,622,463
Citizens Financial Group Inc.	1,361,487	27,202,510

	Shares	Value
Regional Banks–(continued)
Fifth Third Bancorp	1,233,644	$21,699,798
First Horizon National Corp.	984,110	13,561,036
PNC Financial Services Group, Inc. (The)	347,974	28,321,604
		105,407,411

Security & Alarm Services–1.21%
Tyco International PLC	497,981	21,213,991

Semiconductor Equipment–1.42%
Applied Materials, Inc.	1,039,409	24,914,634

Semiconductors–2.76%
Intel Corp.	687,472	22,549,082
QUALCOMM, Inc.	484,236	25,940,523
		48,489,605

Specialized Finance–0.73%
CME Group Inc.–Class A	131,505	12,808,587

Systems Software–3.39%
Microsoft Corp.	482,216	24,674,993
Oracle Corp.	850,362	34,805,316
		59,480,309

Tobacco–1.33%
Philip Morris International Inc.	230,135	23,409,332

Wireless Telecommunication Services–0.89%
Vodafone Group PLC–ADR (United Kingdom)	508,354	15,703,055
Total Common Stocks & Other Equity Interests (Cost $1,580,304,479)		1,696,173,636

Money Market Funds–3.14%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	27,548,102	27,548,102
Premier Portfolio–Institutional Class, 0.40%(c)	27,548,102	27,548,102
Total Money Market Funds (Cost $55,096,204)		55,096,204
TOTAL INVESTMENTS–99.70% (Cost $1,635,400,683)		1,751,269,840
OTHER ASSETS LESS LIABILITIES–0.30%		5,328,705
NET ASSETS–100.00%		$1,756,598,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	28.7%
Energy	13.6
Health Care	13.4
Information Technology	13.4
Consumer Discretionary	8.8
Industrials	8.0
Consumer Staples	5.6
Telecommunication Services	2.4
Utilities	1.6
Materials	1.1
Money Market Funds Plus Other Assets Less Liabilities	3.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $1,580,304,479)	$1,696,173,636
Investments in affiliated money market funds, at value and cost	55,096,204
Total investments, at value (Cost $1,635,400,683)	1,751,269,840
Cash	82,120
Foreign currencies, at value (Cost $1,308,945)	1,304,808
Receivable for:
Investments sold	8,150,819
Fund shares sold	60,055
Dividends	3,131,923
Fund expenses absorbed	17,436
Investment for trustee deferred compensation and retirement plans	179,099
Unrealized appreciation on forward foreign currency contracts outstanding	5,752,038
Total assets	1,769,948,138

Liabilities:
Payable for:
Investments purchased	3,578,859
Fund shares reacquired	5,842,366
Accrued fees to affiliates	2,797,203
Accrued trustees’ and officers’ fees and benefits	1,239
Accrued other operating expenses	50,354
Trustee deferred compensation and retirement plans	208,760
Unrealized depreciation on forward foreign currency contracts outstanding	870,812
Total liabilities	13,349,593
Net assets applicable to shares outstanding	$1,756,598,545

Net assets consist of:
Shares of beneficial interest	$1,420,484,915
Undistributed net investment income	29,551,611
Undistributed net realized gain	185,805,141
Net unrealized appreciation	120,756,878
$1,756,598,545

Net Assets:
Series I	$147,538,678
Series II	$1,609,059,867

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,458,859
Series II	81,552,185
Series I:
Net asset value per share	$19.78
Series II:
Net asset value per share	$19.73

Investment income:
Dividends (net of foreign withholding taxes of $589,934)	$19,941,152
Dividends from affiliated money market funds	148,040
Total investment income	20,089,192

Expenses:
Advisory fees	4,399,297
Administrative services fees	2,037,225
Custodian fees	30,117
Distribution fees — Series II	1,763,839
Transfer agent fees	16,172
Trustees’ and officers’ fees and benefits	19,730
Reports to shareholders	3,308
Professional services fees	25,247
Other	18,250
Total expenses	8,313,185
Less: Fees waived	(532,961)
Net expenses	7,780,224
Net investment income	12,308,968

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,375,944
Foreign currencies	163,820
Forward foreign currency contracts	(1,573,959)
10,965,805
Change in net unrealized appreciation (depreciation) of:
Investment securities	(22,691,793)
Foreign currencies	41,059
Forward foreign currency contracts	3,575,657
(19,075,077)
Net realized and unrealized gain (loss)	(8,109,272)
Net increase in net assets resulting from operations	$4,199,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$12,308,968	$22,301,531
Net realized gain	10,965,805	178,601,705
Change in net unrealized appreciation (depreciation)	(19,075,077)	(270,962,701)
Net increase (decrease) in net assets resulting from operations	4,199,696	(70,059,465)

Distributions to shareholders from net investment income:
Series I	—	(4,613,558)
Series ll	—	(39,391,652)
Total distributions from net investment income	—	(44,005,210)

Distributions to shareholders from net realized gains:
Series l	—	(23,975,128)
Series ll	—	(230,492,529)
Total distributions from net realized gains	—	(254,467,657)

Share transactions–net:
Series l	(2,913,574)	20,537,185
Series ll	171,135,337	(58,547,345)
Net increase (decrease) in net assets resulting from share transactions	168,221,763	(38,010,160)
Net increase (decrease) in net assets	172,421,459	(406,542,492)

Net assets:
Beginning of period	1,584,177,086	1,990,719,578
End of period (includes undistributed net investment income of $29,551,611 and $17,242,643, respectively)	$1,756,598,545	$1,584,177,086

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Growth and Income Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Growth and Income Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Growth and Income Fund

The Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $532,961.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $178,121 for accounting and fund administrative services and reimbursed $1,859,104 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $3,003 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,655,809,101	$95,460,739	$—	$1,751,269,840
Forward Foreign Currency Contracts*	—	4,881,226	—	4,881,226
Total Investments	$1,655,809,101	$100,341,965	$—	$1,756,151,066

*	Unrealized appreciation.

Invesco V.I. Growth and Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk Forward foreign currency contracts(a)	$5,752,038	$(870,812)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$(1,573,959)
Change in Net Unrealized Appreciation:
Currency risk	3,575,657
Total	$2,001,698

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$160,058,988

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/01/16	Bank of New York Mellon (The)	CHF	6,080,208	USD	6,203,914	$6,227,905	$(23,991)
07/01/16	Bank of New York Mellon (The)	EUR	16,147,142	USD	18,239,812	17,916,738	323,074
07/01/16	Bank of New York Mellon (The)	GBP	13,835,673	USD	20,227,616	18,420,285	1,807,331
07/01/16	Bank of New York Mellon (The)	USD	7,024,665	CHF	6,884,172	7,051,398	26,733
07/01/16	Bank of New York Mellon (The)	USD	16,791,964	EUR	15,122,446	16,779,744	(12,220)
07/01/16	Bank of New York Mellon (The)	USD	23,245,725	GBP	17,231,820	22,941,785	(303,940)
07/01/16	State Street Bank and Trust Co.	CHF	6,963,225	USD	7,120,822	7,132,372	(11,550)
07/01/16	State Street Bank and Trust Co.	EUR	18,909,245	USD	21,344,688	20,981,545	363,143
07/01/16	State Street Bank and Trust Co.	GBP	19,949,135	USD	28,967,352	26,559,515	2,407,837
07/01/16	State Street Bank and Trust Co.	USD	6,283,357	CHF	6,159,261	6,308,878	25,521
07/01/16	State Street Bank and Trust Co.	USD	22,129,138	EUR	19,933,940	22,118,539	(10,599)
07/01/16	State Street Bank and Trust Co.	USD	22,336,602	GBP	16,552,988	22,038,014	(298,588)
07/05/16	Bank of New York Mellon (The)	CAD	19,099,389	USD	14,780,807	14,782,546	(1,739)
07/05/16	Bank of New York Mellon (The)	USD	15,425,489	CAD	20,029,998	15,502,818	77,329
07/05/16	State Street Bank and Trust Co.	CAD	21,356,305	USD	16,535,915	16,529,354	6,561
07/05/16	State Street Bank and Trust Co.	USD	15,733,771	CAD	20,425,695	15,809,080	75,309
08/12/16	Bank of New York Mellon (The)	CAD	20,043,485	USD	15,436,708	15,514,998	(78,290)
08/12/16	Bank of New York Mellon (The)	CHF	6,868,499	USD	7,025,160	7,053,598	(28,438)
08/12/16	Bank of New York Mellon (The)	EUR	15,590,610	USD	17,337,538	17,326,266	11,272
08/12/16	Bank of New York Mellon (The)	GBP	17,441,441	USD	23,533,824	23,229,876	303,948
08/12/16	State Street Bank and Trust Co.	CAD	20,043,460	USD	15,443,469	15,514,979	(71,510)
08/12/16	State Street Bank and Trust Co.	CHF	6,868,498	USD	7,023,650	7,053,597	(29,947)
08/12/16	State Street Bank and Trust Co.	EUR	15,590,611	USD	17,339,410	17,326,267	13,143
08/12/16	State Street Bank and Trust Co.	GBP	17,441,442	USD	23,540,714	23,229,877	310,837
Total Open Forward Foreign Currency Contracts — Currency Risk							$4,881,226

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling

USD	– U.S. Dollar

Invesco V.I. Growth and Income Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$2,549,687	$(448,618)	$—	$—	$2,101,069
State Street Bank and Trust Co.	3,202,351	(422,194)	—	—	2,780,157
Total	$5,752,038	$(870,812)	$—	$—	$4,881,226

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$448,618	$(448,618)	$—	$—	$—
State Street Bank and Trust Co.	422,194	(422,194)	—	—	—
Total	$870,812	$(870,812)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

Invesco V.I. Growth and Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $385,903,441 and $226,094,544, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$212,668,886
Aggregate unrealized (depreciation) of investment securities	(97,557,042)
Net unrealized appreciation of investment securities	$115,111,844

Cost of investments for tax purposes is $1,636,157,996.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	521,927	$9,735,399	873,247	$20,855,550
Series II	18,907,271	374,632,311	9,865,909	222,630,272

Issued as reinvestment of dividends:
Series I	—	—	1,523,917	28,588,686
Series II	—	—	14,393,823	269,884,181

Reacquired:
Series I	(668,445)	(12,648,973)	(1,228,356)	(28,907,051)
Series II	(10,668,483)	(203,496,974)	(23,832,436)	(551,061,798)
Net increase (decrease) in share activity	8,092,270	$168,221,763	1,596,104	$(38,010,160)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$19.60	$0.17		$0.01	$0.18	$—	$—	$—	$19.78	0.92%	$147,539	0.77	%(d)	0.84	%(d)	1.81	%(d)	15%
Year ended 12/31/15	25.15	0.33		(1.30)	(0.97)	(0.74)	(3.84)	(4.58)	19.60	(3.06)	149,066	0.78		0.84		1.41		22
Year ended 12/31/14	26.29	0.59	(e)	2.02	2.61	(0.50)	(3.25)	(3.75)	25.15	10.28	161,866	0.78		0.83		2.22	(e)	31
Year ended 12/31/13	20.07	0.32		6.47	6.79	(0.36)	(0.21)	(0.57)	26.29	34.08	170,637	0.75		0.83		1.37		29
Year ended 12/31/12	17.77	0.33		2.27	2.60	(0.30)	—	(0.30)	20.07	14.63	139,947	0.66		0.84		1.72		31
Year ended 12/31/11	18.40	0.30		(0.70)	(0.40)	(0.23)	—	(0.23)	17.77	(2.01)	156,617	0.61		0.84		1.65		28
Series II
Six months ended 06/30/16	19.58	0.15		0.00	0.15	—	—	—	19.73	0.77	1,609,060	1.02	(d)	1.09	(d)	1.56	(d)	15
Year ended 12/31/15	25.09	0.27		(1.29)	(1.02)	(0.65)	(3.84)	(4.49)	19.58	(3.26)	1,435,111	1.03		1.09		1.16		22
Year ended 12/31/14	26.23	0.52	(e)	2.01	2.53	(0.42)	(3.25)	(3.67)	25.09	9.96	1,828,854	1.03		1.08		1.97	(e)	31
Year ended 12/31/13	20.03	0.26		6.46	6.72	(0.31)	(0.21)	(0.52)	26.23	33.77	2,335,747	1.00		1.08		1.12		29
Year ended 12/31/12	17.74	0.28		2.27	2.55	(0.26)	—	(0.26)	20.03	14.35	1,946,286	0.91		1.09		1.47		31
Year ended 12/31/11	18.37	0.25		(0.69)	(0.44)	(0.19)	—	(0.19)	17.74	(2.26)	1,724,830	0.86		1.09		1.40		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $144,255 and $1,418,824 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 1.29%, and $0.28 and 1.04%, for Series I and Series II, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,009.20	$3.85	$1,021.03	$3.87	0.77%
Series II	1,000.00	1,008.20	5.09	1,019.79	5.12	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Growth and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also

Invesco V.I. Growth and Income Fund

reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of two funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Growth and Income Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIHYI-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	5.73%
Series II Shares	5.57
Barclays U.S. Aggregate Index▼ (Broad Market Index)	5.31
Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	9.06
Lipper VUF High Yield Bond Funds Classification Average¢ (Peer Group)	6.52

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

The Lipper VUF High Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Yield Bond Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/1/98)	4.07%
10 Years	6.40
5 Years	4.99
1 Year	-0.14

Series II Shares
Inception (3/26/02)	6.82%
10 Years	6.15
5 Years	4.75
1 Year	-0.35

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–93.44%
Advertising–0.17%
Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(b)	$246,000	$257,070

Aerospace & Defense–2.96%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2018(b)	290,000	301,238
7.75%, 03/15/2020(b)	797,000	787,037
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	749,000	737,765
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	645,000	656,287
Orbital ATK Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2023	380,000	399,000
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	1,210,000	1,216,050
Sr. Unsec. Sub. Gtd. Notes, 6.38%, 06/15/2026(b)	269,000	269,673
		4,367,050

Agricultural & Farm Machinery–0.42%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	715,000	615,794

Airlines–0.70%
Air Canada (Canada), Sec. Gtd. Second Lien Notes, 8.75%, 04/01/2020(b)	300,000	318,000
Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	690,000	719,325
		1,037,325

Alternative Carriers–1.06%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	565,000	590,425
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	480,000	480,000
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	498,000	490,530
		1,560,955

Aluminum–0.27%
Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(b)	384,000	395,520

Apparel Retail–1.11%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	647,000	659,131
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	1,165,000	981,513
		1,640,644

	Principal Amount	Value
Asset Management & Custody Banks–1.26%
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	$379,000	$392,265
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,110,000	1,182,150
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	279,000	287,370
		1,861,785

Auto Parts & Equipment–0.70%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	670,000	597,975
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	133,000	136,990
5.50%, 12/15/2024	313,000	295,785
		1,030,750

Broadcasting–2.67%
IHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	296,000	222,740
Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	277,000	264,535
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	494,000	494,000
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	411,000	430,522
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	514,000	526,850
Sr. Unsec. Notes, 5.88%, 03/15/2026(b)	293,000	302,523
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(b)	545,000	539,550
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	365,000	376,862
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	785,000	785,000
		3,942,582

Building Products–3.12%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	408,000	429,420
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	849,000	895,695
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	435,000	477,412
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	1,010,000	1,025,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Building Products–(continued)
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 3/2/2015-3/3/2015; Cost $142,080)(b)	$148,000	$114,885
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	161,000	167,843
Norbord Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	460,000	472,650
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	747,000	761,940
6.00%, 10/15/2025(b)	250,000	263,437
		4,608,432

Cable & Satellite–5.86%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,570,000	1,624,950
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,399,000	1,318,558
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	517,000	559,006
Mediacom Broadband LLC/Corp., Sr. Unsec. Global Notes, 5.50%, 04/15/2021	130,000	133,250
6.38%, 04/01/2023	190,000	199,500
Neptune Finco Corp., Sr. Unsec. Notes, 6.63%, 10/15/2025(b)	200,000	211,500
10.13%, 01/15/2023(b)	255,000	285,600
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	1,645,000	1,612,100
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	264,000	261,030
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	1,000,000	985,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	299,000	293,020
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	590,000	590,000
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	600,000	579,000
		8,652,514

Casinos & Gaming–2.23%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	940,000	1,005,800
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(b)	213,000	224,183
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co-Issuer Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(b)	233,000	246,397

	Principal Amount	Value
Casinos & Gaming–(continued)
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	$475,000	$503,500
7.75%, 03/15/2022	319,000	362,862
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	460,000	492,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/2022	77,000	77,963
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	385,000	374,412
		3,287,317

Commercial Printing–0.49%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	698,000	717,195

Commodity Chemicals–0.74%
Consolidated Energy Finance S.A. (Trinidad), Sr. Unsec. Gtd. Notes, 6.75%, 10/15/2019(b)	640,000	608,000
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	481,000	488,215
		1,096,215

Construction & Engineering–0.27%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	390,000	399,179

Construction Machinery & Heavy Trucks–3.03%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	695,000	715,850
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	1,142,000	1,113,450
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	186,000	159,960
6.75%, 06/15/2021	497,000	469,665
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	770,000	544,775
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	1,240,000	1,281,850
5.38%, 03/01/2025	179,000	184,817
		4,470,367

Consumer Finance–0.93%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	599,000	592,261
5.13%, 09/30/2024	766,000	784,193
		1,376,454

Data Processing & Outsourced Services–1.14%
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	343,000	345,572
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,315,000	1,336,369
		1,681,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Diversified Banks–1.10%
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	$226,000	$264,420
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	940,000	981,172
5.13%, 05/28/2024	385,000	376,197
		1,621,789

Diversified Chemicals–0.75%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	914,000	781,470
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	350,000	331,625
		1,113,095

Diversified Metals & Mining–1.73%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	458,000	430,520
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.55%, 03/01/2022	515,000	455,775
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.50%, 11/01/2020(b)	67,000	68,340
7.88%, 11/01/2022(b)	401,000	415,035
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	875,000	768,906
8.00%, 06/01/2021(b)	409,000	422,293
		2,560,869

Electrical Components & Equipment–0.97%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	798,000	793,012
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	270,000	270,675
5.00%, 10/01/2025(b)	370,000	371,388
		1,435,075

Environmental & Facilities Services–1.11%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	1,061,000	1,079,568
GFL Environmental Inc. (Canada), Sr. Unsec. Notes, 9.88%, 02/01/2021(b)	520,000	562,900
		1,642,468

Food Distributors–0.46%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	653,000	672,590

Food Retail–0.77%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	1,095,000	1,140,169

	Principal Amount	Value
Forest Products–0.00%
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/2017(b)(c)(d)	$40,000	$200

Gas Utilities–1.85%
AmeriGas Finance LLC/Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	283,000	283,000
5.88%, 08/20/2026	395,000	396,481
Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	355,000	377,188
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	484,000	445,280
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	558,000	498,015
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	750,000	740,625
		2,740,589

General Merchandise Stores–0.31%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	434,000	464,380

Health Care Facilities–4.89%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/2024(b)	200,000	207,000
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	757,202	666,338
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	94,000	101,285
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	421,000	458,101
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	698,000	733,336
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	334,000	381,595
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	640,000	660,800
5.88%, 02/15/2026	310,000	324,725
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	395,000	396,975
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	405,000	409,050
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	965,000	998,775
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	360,000	357,300
6.75%, 06/15/2023	556,000	536,540
8.00%, 08/01/2020	308,000	316,470
8.13%, 04/01/2022	665,000	681,625
		7,229,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Health Care Services–1.68%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	$815,000	$816,019
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	765,000	774,562
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	851,000	897,805
		2,488,386

Home Improvement Retail–0.54%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	880,000	796,400

Homebuilding–2.77%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	907,000	817,434
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	887,000	758,385
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	554,000	566,465
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	92,000	79,120
Sr. Unsec. Gtd. Notes, 8.00%, 11/01/2019(b)	800,000	558,000
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	105,000	108,675
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	405,000	408,544
7.15%, 04/15/2020	270,000	291,262
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	498,000	501,112
		4,088,997

Household Products–1.88%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	357,000	369,941
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	200,000	204,000
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	988,000	1,033,695
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	61,000	63,059
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	350,000	366,625
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	729,000	736,290
		2,773,610

Independent Power Producers & Energy Traders–2.00%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	1,603,000	1,615,022
6.00%, 05/15/2026	48,000	49,260

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	$357,000	$349,860
5.50%, 02/01/2024	867,000	842,074
Red Oak Power LLC, Series A, Sr. Sec. First Lien Bonds, 8.54%, 11/30/2019	99,953	100,203
		2,956,419

Industrial Conglomerates–0.44%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 1/31/2013-7/28/2014; Cost $754,288)(b)	742,000	649,250

Industrial Machinery–0.38%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	530,000	377,625
Shape Technologies Group Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	181,000	179,869
		557,494

Integrated Telecommunication Services–2.99%
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	978,000	987,780
Communications Sales & Leasing, Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(b)	65,000	66,300
Frontier Communications Corp., Sr. Unsec. Global Notes, 7.88%, 01/15/2027	150,000	125,250
8.88%, 09/15/2020(b)	276,000	296,010
10.50%, 09/15/2022	810,000	860,625
11.00%, 09/15/2025	150,000	156,375
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	470,000	479,400
GTH Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(b)	429,000	448,305
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	985,000	989,925
		4,409,970

Internet Software & Services–1.17%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	930,000	971,850
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	486,000	507,870
Match Group, Inc., Sr. Unsec. Notes, 6.38%, 06/01/2024(b)	238,000	246,925
		1,726,645

Leisure Facilities–0.03%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	50,000	51,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Leisure Products–0.57%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	$806,000	$844,285

Managed Health Care–0.18%
Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	258,000	265,095

Marine–0.67%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-7/16/2015; Cost $1,259,095)(b)	1,258,000	990,675

Metal & Glass Containers–1.28%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc (Ireland), Sr. Unsec. Gtd. Notes, 7.25%, 05/15/2024(b)	310,000	318,525
Berry Plastics Corp., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	90,000	93,488
Sr. Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	678,000	695,797
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	542,000	543,355
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(b)	249,000	243,398
		1,894,563

Movies & Entertainment–0.33%
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	480,000	481,200

Oil & Gas Drilling–0.15%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	264,000	217,800

Oil & Gas Equipment & Services–0.19%
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	288,000	278,640

Oil & Gas Exploration & Production–7.08%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	665,000	653,362
6.00%, 12/01/2020	684,000	690,840
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	232,000	234,900
5.50%, 04/01/2023	1,413,000	1,423,597
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/2021	683,000	708,612
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	323,000	219,640
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	719,000	762,140
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	1,205,000	1,211,025

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	$529,000	$481,390
Sr. Unsec. Gtd. Notes, 6.50%, 11/01/2021	165,000	151,388
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	509,000	534,450
PDC Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/2022	23,000	24,035
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	690,000	650,325
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	183,000	173,393
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	103,000	102,743
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	833,000	862,155
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	161,000	148,724
6.50%, 01/01/2023	281,000	261,330
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	456,000	411,540
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	807,000	754,545
		10,460,134

Oil & Gas Refining & Marketing–0.63%
MPLX LP, Sr. Unsec. Gtd. Notes, 5.50%, 02/15/2023(b)	913,000	926,695

Oil & Gas Storage & Transportation–3.12%
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	27,000	26,460
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 04/15/2023	200,000	201,000
5.63%, 03/01/2025	801,000	801,000
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	950,000	904,875
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	247,000	252,557
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	316,000	264,650
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	400,000	406,500
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	653,000	682,385
6.38%, 05/01/2024	632,000	663,600
Williams Partners L.P., Sr. Unsec. Notes, 4.00%, 11/15/2021	411,000	401,496
		4,604,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Other Diversified Financial Services–0.35%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. Notes, 7.38%, 04/15/2021(b)	$492,000	$511,096

Packaged Foods & Meats–2.00%
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	720,000	742,500
JBS Investments GmbH (Brazil), Sr. Unsec. Notes, 7.25%, 04/03/2024(b)	300,000	312,000
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	230,000	237,981
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	209,000	219,972
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	552,000	578,220
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	814,000	866,910
		2,957,583

Paper Packaging–0.39%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	550,000	574,750

Paper Products–0.48%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	394,000	384,150
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	326,000	332,520
		716,670

Pharmaceuticals–1.70%
Concordia International Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	833,000	710,132
9.50%, 10/21/2022(b)	200,000	188,500
Endo Finance LLC/ Endo Ltd./Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	240,000	212,400
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	185,000	173,900
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	137,000	139,740
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	388,000	312,340
5.63%, 12/01/2021(b)	16,000	13,280
5.88%, 05/15/2023(b)	200,000	162,500
6.75%, 08/15/2018(b)	335,000	325,788
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	335,000	269,675
		2,508,255

Restaurants–0.44%
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	596,000	649,640

	Principal Amount	Value
Semiconductors–0.87%
Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(b)	$500,000	$430,000
5.25%, 01/15/2024(b)	390,000	333,450
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	500,000	523,125
		1,286,575

Specialized Consumer Services–0.77%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	1,086,000	1,132,155

Specialized Finance–4.01%
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	596,000	609,410
5.50%, 02/15/2022	720,000	756,000
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	481,000	491,823
5.00%, 08/01/2023	760,000	773,300
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	821,000	827,157
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	1,162,000	1,254,597
Sr. Unsec. Notes, 8.25%, 12/15/2020	347,000	406,641
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	640,000	654,400
5.75%, 08/15/2025(b)	140,000	146,825
		5,920,153

Specialized REIT’s–0.35%
GLP Capital L.P./GLP Financing II, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	495,000	514,800

Specialty Chemicals–2.31%
Ashland Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	610,000	614,575
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	516,000	577,920
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	839,000	901,925
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	880,000	891,000
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	415,000	433,675
		3,419,095

Specialty Stores–0.26%
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 12/01/2025	365,000	383,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Steel–0.56%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 6.13%, 06/01/2025	$156,000	$155,805
Sr. Unsec. Global Notes, 7.25%, 02/25/2022	75,000	79,313
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	564,000	596,430
		831,548

Technology Hardware, Storage & Peripherals–1.06%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	187,000	196,350
Sr. Unsec. Notes, 5.88%, 06/15/2021(b)	373,000	383,258
Western Digital Corp., Sr. Sec. Gtd. Notes, 7.38%, 04/01/2023(b)	930,000	992,484
		1,572,092

Trading Companies & Distributors–1.26%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(b)	415,000	397,362
6.38%, 04/01/2024(b)	620,000	616,900
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	41,000	40,539
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	775,000	809,875
		1,864,676

Trucking–0.53%
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	795,000	789,038

Wireless Telecommunication Services–4.95%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	800,000	811,000
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 05/15/2022(b)	500,000	506,875
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	400,000	335,000
Digicel Ltd. (Jamaica), Sr. Unsec. Gtd. Notes, 6.75%, 03/01/2023(b)	500,000	427,500
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	675,000	673,312
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(b)	530,000	564,450
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	968,000	1,026,080
6.84%, 04/28/2023	87,000	92,329
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,132,000	1,188,600
6.63%, 04/01/2023	706,000	753,655
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	154,000	160,545

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)		$595,000	$572,688
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.50%, 04/30/2020(b)		200,000	206,500
			7,318,534
Total U.S. Dollar Denominated Bonds and Notes (Cost $145,027,492)			138,033,125

Non-U.S. Dollar Denominated Bonds & Notes–3.35%(e)
Building Products–0.12%
LSF9 Balta Issuer S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Euro Bonds, 7.75%, 09/15/2022(b)	EUR	150,000	176,269

Cable & Satellite–0.57%
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/2027(b)	GBP	150,000	187,730
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 5.13%, 01/15/2025(b)	GBP	500,000	653,194
			840,924

Casinos & Gaming–0.17%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	190,909	262,756

Diversified Support Services–0.13%
AA Bond Co. Ltd. (United Kingdom), Sec. Ltd. Second Lien Notes, 5.50%, 07/31/2022(b)	GBP	150,000	191,215

Food Retail–0.12%
Labeyrie Fine Foods S.A.S. (France), Sr. Sec. Gtd. First Lien Notes, 5.63%, 03/15/2021(b)	EUR	150,000	174,088

Health Care Services–0.25%
Synlab Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 07/01/2022(b)	EUR	155,000	182,299
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	160,000	181,567
			363,866

Hotels, Resorts & Cruise Lines–0.30%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	231,000	238,365
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	150,000	205,668
			444,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Leisure Facilities–0.31%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	200,000	$228,040
REGS, Sr. Unsec. Gtd. Euro Notes, 5.88%, 05/15/2023(b)	EUR	200,000	224,320
			452,360

Metal & Glass Containers–0.23%
Verallia Packaging SASU (France), Sr. Sec. Gtd. Notes, 5.13%, 08/01/2022(b)	EUR	300,000	342,851

Movies & Entertainment–0.34%
Entertainment One Ltd. (Canada), Sr. Sec. Gtd. First Lien Bonds, 6.88%, 12/15/2022(b)	GBP	380,000	510,972

Other Diversified Financial Services–0.45%
eircom Finance DAC (Ireland), Sr. Sec. Gtd. Bonds, 4.50%, 05/31/2022(b)	EUR	600,000	660,605

Packaged Foods & Meats–0.36%
Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	400,000	535,203
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,336,248)			4,955,142

	Shares	Value
Common Stocks & Other Equity Interests–0.04%(a)
Automobile Manufacturers–0.00%
Motors Liquidation Co. GUC Trust	1	$11

Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(f)	318,570	669
Adelphia Recovery Trust–Series Arahova(f)	109,170	1,092
		1,761

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(g)	269,616	1,685

Integrated Telecommunication Services–0.04%
Largo Ltd.–Class A (Luxembourg) (Acquired 1/28/2010-7/15/2010; Cost $331,048)(b)(h)	17,563	5,067
Largo Ltd.–Class B (Luxembourg) (Acquired 12/9/2010; Cost $209,647)(b)(h)	158,069	45,600
		50,667
Total Common Stocks & Other Equity Interests (Cost $684,270)		54,124
TOTAL INVESTMENTS–96.83% (Cost $151,048,010)		143,042,391
OTHER ASSETS LESS LIABILITIES–3.17%		4,682,345
NET ASSETS–100.00%		$147,724,736

Investment Abbreviations:

EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed

REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $66,705,842, which represented 45.16% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at June 30, 2016 was $200, which represented less than 1% of the Fund’s Net Assets.
(d)	Acquired as part of the Sino-Forest Corp. reorganization.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(f)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(g)	Non-income producing security.
(h)	Non-income producing security acquired as part of the Hawaiian Telcom bankruptcy reorganization.

Portfolio Composition†

By credit quality, based on Net Assets* as of June 30, 2016

BBB	1.6%
BB	40.3
B	44.4
CCC	12.7
Cash	1.0

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
*	Excluding U.S. Treasury Bills and money market fund holdings, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $151,048,010)	$143,042,391
Cash	917,624
Foreign currencies, at value (Cost $76,664)	76,552
Receivable for:
Investments sold	1,548,885
Fund shares sold	788,940
Dividends and interest	2,379,438
Investment for trustee deferred compensation and retirement plans	74,836
Unrealized appreciation on forward foreign currency contracts outstanding	329,369
Other assets	887
Total assets	149,158,922

Liabilities:
Payable for:
Investments purchased	992,378
Fund shares reacquired	63,189
Accrued fees to affiliates	214,551
Accrued trustees’ and officers’ fees and benefits	653
Accrued other operating expenses	22,221
Trustee deferred compensation and retirement plans	79,135
Unrealized depreciation on forward foreign currency contracts outstanding	62,059
Total liabilities	1,434,186
Net assets applicable to shares outstanding	$147,724,736

Net assets consist of:
Shares of beneficial interest	$163,248,240
Undistributed net investment income	11,018,921
Undistributed net realized gain (loss)	(18,799,556)
Net unrealized appreciation (depreciation)	(7,742,869)
$147,724,736

Net Assets:
Series I	$75,103,656
Series II	$72,621,080

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	14,027,834
Series II	13,671,082
Series I:
Net asset value and offering price per share	$5.35
Series II:
Net asset value per share	$5.31

Investment income:
Interest (net of foreign withholding taxes of $470)	$4,747,402
Dividends	66,837
Dividends from affiliated money market funds	9,542
Total investment income	4,823,781

Expenses:
Advisory fees	466,968
Administrative services fees	195,328
Custodian fees	14,765
Distribution fees — Series II	88,311
Transfer agent fees	16,005
Trustees’ and officers’ fees and benefits	10,685
Reports to shareholders	2,836
Professional services fees	49,302
Other	10,514
Total expenses	854,714
Less: Fees waived	(2,568)
Net expenses	852,146
Net investment income	3,971,635

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(5,381,633)
Foreign currencies	(2,615)
Forward foreign currency contracts	64,644
Futures contracts	(251,715)
Swap agreements	(168,162)
(5,739,481)
Change in net unrealized appreciation (depreciation) of:
Investment securities	9,819,002
Foreign currencies	1,948
Forward foreign currency contracts	220,802
Futures contracts	(34,435)
Swap agreements	81,941
10,089,258
Net realized and unrealized gain	4,349,777
Net increase in net assets resulting from operations	$8,321,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$3,971,635	$8,117,818
Net realized gain (loss)	(5,739,481)	(6,275,709)
Change in net unrealized appreciation (depreciation)	10,089,258	(6,509,168)
Net increase (decrease) in net assets resulting from operations	8,321,412	(4,667,059)

Distributions to shareholders from net investment income:
Series I	—	(4,255,607)
Series ll	—	(3,746,705)
Total distributions from net investment income	—	(8,002,312)

Share transactions–net:
Series l	(2,836,153)	(14,390,517)
Series ll	(2,194,123)	17,464,885
Net increase (decrease) in net assets resulting from share transactions	(5,030,276)	3,074,368
Net increase (decrease) in net assets	3,291,136	(9,595,003)

Net assets:
Beginning of period	144,433,600	154,028,603
End of period (includes undistributed net investment income of $11,018,921 and $7,047,286, respectively)	$147,724,736	$144,433,600

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

Invesco V.I. High Yield Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. High Yield Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only

Invesco V.I. High Yield Fund

in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at

Invesco V.I. High Yield Fund

the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Other Risks — The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco V.I. High Yield Fund

For the six months ended June 30, 2016, the Adviser waived advisory fees of $2,568.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,863 for accounting and fund administrative services and reimbursed $170,465 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$11	$54,113	$—	$54,124
Corporate Debt Securities	—	138,032,925	200	138,033,125
Foreign Debt Securities	—	4,955,142	—	4,955,142
	11	143,042,180	200	143,042,391
Forward Foreign Currency Contracts*	—	267,310	—	267,310
Total Investments	$11	$143,309,490	$200	$143,309,701

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$329,369	$(62,059)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Invesco V.I. High Yield Fund

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$(168,162)
Currency risk	64,644	—	—
Interest rate risk	—	(251,715)	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	81,941
Currency risk	220,802	—	—
Interest rate risk	—	(34,435)	—
Total	$285,446	$(286,150)	$(86,221)

The table below summarizes the six month average notional value of forward foreign currency contracts, two month average notional value of futures contracts and four month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$8,011,090	$7,797,188	$7,785,000

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/09/16	Citigroup Global Markets	EUR	2,559,800	USD	2,906,295	$2,847,776	$58,519
09/09/16	Citigroup Global Markets	USD	243,146	EUR	218,000	242,525	(621)
09/09/16	Citigroup Global Markets	GBP	2,065,000	USD	2,987,115	2,751,151	235,964
09/09/16	Deutsche Bank Securities Inc.	EUR	34,000	USD	38,743	37,825	918
09/09/16	Deutsche Bank Securities Inc.	USD	305,352	EUR	269,300	299,596	(5,756)
09/09/16	Goldman Sachs International	GBP	297,900	USD	430,853	396,885	33,968
09/09/16	Goldman Sachs International	USD	611,742	GBP	417,376	556,060	(55,682)
Total Open Forward Foreign Currency Contracts — Currency Risk							$267,310

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. High Yield Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Citigroup Global Markets	$294,483	$(621)	$—	$—	$293,862
Deutsche Bank Securities Inc.	918	(918)	—	—	—
Goldman Sachs International	33,968	(33,968)	—	—	—
Total	$329,369	$(35,507)	$—	$—	$293,862

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Citigroup Global Markets	$621	$(621)	$—	$—	$—
Deutsche Bank Securities Inc.	5,756	(918)	—	—	4,838
Goldman Sachs International	55,682	(33,968)	—	—	21,714
Total	$62,059	$(35,507)	$—	$—	$26,552

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$2,969,049	$—	$2,969,049
December 31, 2017	3,028,860	—	3,028,860
Not subject to expiration	4,625,679	2,103,016	6,728,695
	$10,623,588	$2,103,016	$12,726,604

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. High Yield Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $80,221,739 and $83,880,138, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,217,856
Aggregate unrealized (depreciation) of investment securities	(11,476,004)
Net unrealized appreciation (depreciation) of investment securities	$(8,258,148)

Cost of investments for tax purposes is $151,300,539.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	6,140,003	$31,971,181	8,771,889	$47,952,255
Series II	1,845,194	9,357,601	9,834,516	53,843,244

Issued as reinvestment of dividends:
Series I	—	—	819,963	4,255,608
Series II	—	—	726,105	3,746,705

Reacquired:
Series I	(6,650,752)	(34,807,334)	(12,114,611)	(66,598,380)
Series II	(2,260,964)	(11,551,724)	(7,329,220)	(40,125,064)
Net increase (decrease) in share activity	(926,519)	$(5,030,276)	708,642	$3,074,368

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$5.06	$0.14	$0.15	$0.29	$—	$5.35	5.73%	$75,104	1.03	%(d)	1.03	%(d)	5.43	%(d)	56%
Year ended 12/31/15	5.53	0.29	(0.46)	(0.17)	(0.30)	5.06	(3.17)	73,594	1.03		1.03		5.23		99
Year ended 12/31/14	5.70	0.29	(0.19)	0.10	(0.27)	5.53	1.73	94,345	0.92		0.98		5.11		103
Year ended 12/31/13	5.61	0.33	0.05	0.38	(0.29)	5.70	7.01	98,455	0.81		1.03		5.79		74
Year ended 12/31/12	5.04	0.33	0.53	0.86	(0.29)	5.61	17.17	93,529	0.79		1.04		6.10		58
Year ended 12/31/11	5.35	0.35	(0.29)	0.06	(0.37)	5.04	0.96	106,557	0.83		1.06		6.84		71
Series II
Six months ended 06/30/16	5.03	0.13	0.15	0.28	—	5.31	5.57	72,621	1.28	(d)	1.28	(d)	5.18	(d)	56
Year ended 12/31/15	5.50	0.27	(0.45)	(0.18)	(0.29)	5.03	(3.37)	70,840	1.28		1.28		4.98		99
Year ended 12/31/14	5.67	0.28	(0.19)	0.09	(0.26)	5.50	1.59	59,683	1.17		1.23		4.86		103
Year ended 12/31/13	5.59	0.32	0.05	0.37	(0.29)	5.67	6.76	44,416	1.06		1.28		5.54		74
Year ended 12/31/12	5.03	0.32	0.52	0.84	(0.28)	5.59	16.96	21,004	1.04		1.29		5.85		58
Year ended 12/31/11	5.35	0.33	(0.29)	0.04	(0.36)	5.03	0.61	5,363	1.08		1.31		6.59		71

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $32,385,318 and sold of $10,521,731 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. High Yield Securities Fund into the Fund. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $30,901,742 and sold of $8,109,618 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $79,214 and $71,037 for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,057.30	$5.27	$1,019.74	$5.17	1.03%
Series II	1,000.00	1,055.70	6.54	1,018.50	6.42	1.28

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. High Yield Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Annuity Underlying Funds High Yield Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and five year periods and above the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. High Yield Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. High Yield Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIGR-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.66%
Series II Shares	-0.76
MSCI All Country World ex-U.S. Index▼ (Broad Market Index)	-1.02
Custom Invesco International Growth Index▼ (Style-Specific Index)	0.13
Lipper VUF International Large-Cap Growth Funds Index¿ (Peer Group Index)	-1.98

Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco International Growth Index is an index composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter.

The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.

The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The MSCI All Country World ex-U.S. Growth Index is an index considered representative of growth stocks of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/5/93)	6.93%
10 Years	4.37
5 Years	3.20
1 Year	-6.13

Series II Shares
Inception (9/19/01)	7.04%
10 Years	4.11
5 Years	2.94
1 Year	-6.37

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. International Growth Fund

Schedule of Investments

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–93.41%
Australia–4.07%
Amcor Ltd.	3,346,773	$37,431,883
Brambles Ltd.	1,523,138	14,134,362
CSL Ltd.	231,739	19,486,384
		71,052,629

Brazil–2.07%
BM&FBOVESPA S.A.	6,441,934	36,096,007

Canada–7.94%
Canadian National Railway Co.	271,609	16,037,344
Cenovus Energy Inc.	1,043,052	14,426,175
CGI Group Inc.–Class A(a)	948,981	40,535,785
Fairfax Financial Holdings Ltd.	42,195	22,724,002
Great-West Lifeco Inc.	536,243	14,144,315
Suncor Energy, Inc.	1,109,504	30,776,381
		138,644,002

China–3.61%
Baidu, Inc.–ADR(a)	171,169	28,268,560
Kweichow Moutai Co., Ltd.–Class A	788,049	34,661,440
		62,930,000

Denmark–2.79%
Carlsberg A/S–Class B	357,180	33,893,237
Novo Nordisk A/S–Class B	275,338	14,805,433
		48,698,670

France–3.42%
Pernod Ricard S.A.	38,650	4,304,341
Publicis Groupe S.A.	532,466	36,067,060
Schneider Electric S.E.	327,082	19,353,606
		59,725,007

Germany–8.49%
Allianz S.E.	213,874	30,465,580
Deutsche Boerse AG	466,438	38,183,540
Deutsche Post AG	611,203	17,072,685
ProSiebenSat.1 Media SE	572,336	24,986,936
SAP S.E.	502,672	37,566,764
		148,275,505

Hong Kong–3.26%
CK Hutchison Holdings Ltd.	3,474,768	38,238,012
Galaxy Entertainment Group Ltd.	6,249,000	18,618,042
		56,856,054

Israel–2.51%
Teva Pharmaceutical Industries Ltd.–ADR	872,446	43,822,963

Japan–7.78%
Denso Corp.	267,900	9,412,510

	Shares	Value
Japan–(continued)
FANUC Corp.	90,200	$14,601,762
Japan Tobacco, Inc.	799,400	32,027,546
Keyence Corp.	24,100	16,255,882
Komatsu Ltd.	897,237	15,588,245
Toyota Motor Corp.	243,700	12,185,406
Yahoo Japan Corp.	8,119,800	35,761,983
		135,833,334

Mexico–2.62%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	175,717	16,252,065
Grupo Televisa S.A.B.–ADR	1,133,647	29,520,168
		45,772,233

Netherlands–0.11%
Wolters Kluwer N.V.	46,857	1,914,488

Singapore–3.50%
Broadcom Ltd.	253,066	39,326,457
United Overseas Bank Ltd.	1,578,100	21,791,633
		61,118,090

South Korea–0.72%
Samsung Electronics Co., Ltd.	10,110	12,586,068

Spain–1.30%
Amadeus IT Holding S.A.–Class A	517,754	22,677,939

Sweden–4.51%
Getinge AB–Class B	955,344	19,620,027
Investor AB–Class B	901,468	30,155,906
Sandvik AB	969,251	9,660,353
Telefonaktiebolaget LM Ericsson–Class B	2,518,150	19,247,230
		78,683,516

Switzerland–7.15%
Cie Financiere Richemont S.A.	254,736	14,946,391
Julius Baer Group Ltd.	550,065	22,108,580
Novartis AG	151,024	12,425,713
Roche Holding AG	150,309	39,692,269
Syngenta AG	33,497	12,877,433
UBS Group AG	1,757,854	22,747,671
		124,798,057

Taiwan–2.38%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,581,862	41,492,240

Thailand–1.41%
Kasikornbank PCL–NVDR	5,079,800	24,685,670

Turkey–1.10%
Akbank T.A.S.	6,618,956	19,188,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
United Kingdom–22.67%
Aberdeen Asset Management PLC	3,341,293	$12,913,307
British American Tobacco PLC	715,985	46,592,990
Compass Group PLC	1,894,627	36,117,336
Informa PLC	1,961,622	19,212,262
Kingfisher PLC	4,873,459	21,037,946
Lloyds Banking Group PLC	23,982,251	17,636,217
Next PLC	315,197	21,088,714
RELX PLC	2,827,657	52,105,398
Royal Dutch Shell PLC–Class B	870,056	23,927,697
Sky PLC	4,565,802	51,827,060
Smith & Nephew PLC	1,602,047	27,171,827
Unilever N.V.	530,862	24,743,827
WPP PLC	1,987,301	41,264,862
		395,639,443
Total Common Stocks & Other Equity Interests (Cost $1,313,237,713)		1,630,490,379

	Shares	Value
Money Market Funds–6.61%
Liquid Assets Portfolio–Institutional Class, 0.44%(b)	57,677,926	$57,677,926
Premier Portfolio–Institutional Class, 0.40%(b)	57,677,925	57,677,925
Total Money Market Funds (Cost $115,355,851)		115,355,851
TOTAL INVESTMENTS–100.02% (Cost $1,428,593,564)		1,745,846,230
OTHER ASSETS LESS LIABILITIES–(0.02)%		(421,391)
NET ASSETS–100.00%		$1,745,424,839

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets as of June 30, 2016

Consumer Discretionary	22.4%
Financials	17.9
Information Technology	16.8
Consumer Staples	11.0
Health Care	10.1
Industrials	8.3
Energy	4.0
Materials	2.9
Money Market Funds Plus Other Assets Less Liabilities	6.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $1,313,237,713)	$1,630,490,379
Investments in affiliated money market funds, at value and cost	115,355,851
Total investments, at value (Cost $1,428,593,564)	1,745,846,230
Foreign currencies, at value (Cost $2,087,533)	2,072,090
Receivable for:
Investments sold	2,005,766
Fund shares sold	1,680,508
Dividends	5,770,382
Investment for trustee deferred compensation and retirement plans	229,111
Other assets	771
Total assets	1,757,604,858

Liabilities:
Payable for:
Investments purchased	4,673,564
Fund shares reacquired	3,974,740
Accrued foreign taxes	260,056
Accrued fees to affiliates	2,846,288
Accrued trustees’ and officers’ fees and benefits	1,295
Accrued other operating expenses	162,474
Trustee deferred compensation and retirement plans	261,602
Total liabilities	12,180,019
Net assets applicable to shares outstanding	$1,745,424,839

Net assets consist of:
Shares of beneficial interest	$1,468,705,459
Undistributed net investment income	29,898,390
Undistributed net realized gain (loss)	(70,265,187)
Net unrealized appreciation	317,086,177
$1,745,424,839

Net Assets:
Series I	$559,672,228
Series II	$1,185,752,611

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	16,820,113
Series II	36,157,438
Series I:
Net asset value per share	$33.27
Series II:
Net asset value per share	$32.79

Investment income:
Dividends (net of foreign withholding taxes of $2,505,440)	$28,393,742
Dividends from affiliated money market funds	468,839
Total investment income	28,862,581

Expenses:
Advisory fees	6,098,649
Administrative services fees	2,268,352
Custodian fees	324,112
Distribution fees — Series II	1,439,495
Transfer agent fees	68,241
Trustees’ and officers’ fees and benefits	20,792
Reports to shareholders	1,484
Professional services fees	52,800
Other	18,913
Total expenses	10,292,838
Less: Fees waived	(87,294)
Net expenses	10,205,544
Net investment income	18,657,037

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes on holdings of $260,056)	(2,933,207)
Foreign currencies	559,606
(2,373,601)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(31,269,696)
Foreign currencies	(35,121)
(31,304,817)
Net realized and unrealized gain (loss)	(33,678,418)
Net increase (decrease) in net assets resulting from operations	$(15,021,381)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$18,657,037	$21,825,023
Net realized gain (loss)	(2,373,601)	6,174,066
Change in net unrealized appreciation (depreciation)	(31,304,817)	(80,546,010)
Net increase (decrease) in net assets resulting from operations	(15,021,381)	(52,546,921)

Distributions to shareholders from net investment income:
Series I	—	(9,305,810)
Series ll	—	(15,698,757)
Total distributions from net investment income	—	(25,004,567)

Share transactions–net:
Series l	(38,134,373)	(22,289,286)
Series ll	26,997,357	144,406,516
Net increase (decrease) in net assets resulting from share transactions	(11,137,016)	122,117,230
Net increase (decrease) in net assets	(26,158,397)	44,565,742

Net assets:
Beginning of period	1,771,583,236	1,727,017,494
End of period (includes undistributed net investment income of $29,898,390 and $11,241,353, respectively)	$1,745,424,839	$1,771,583,236

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. International Growth Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. International Growth Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend

Invesco V.I. International Growth Fund

expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $87,294.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $189,183 for accounting and fund administrative services and reimbursed $2,079,169 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended June 30, 2016, there were transfers from Level 1 to Level 2 of $193,695,323 and from Level 2 to Level 1 of $53,168,692, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$71,052,629	$—	$71,052,629
Brazil	36,096,007	—	—	36,096,007
Canada	138,644,002	—	—	138,644,002
China	28,268,560	34,661,440	—	62,930,000
Denmark	—	48,698,670	—	48,698,670
France	—	59,725,007	—	59,725,007
Germany	17,072,685	131,202,820	—	148,275,505
Hong Kong	—	56,856,054	—	56,856,054
Israel	43,822,963	—	—	43,822,963
Japan	—	135,833,334	—	135,833,334
Mexico	45,772,233	—	—	45,772,233

Invesco V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total
Netherlands	$—	$1,914,488	$—	$1,914,488
Singapore	39,326,457	21,791,633	—	61,118,090
South Korea	—	12,586,068	—	12,586,068
Spain	—	22,677,939	—	22,677,939
Sweden	—	78,683,516	—	78,683,516
Switzerland	—	124,798,057	—	124,798,057
Taiwan	41,492,240	—	—	41,492,240
Thailand	—	24,685,670	—	24,685,670
Turkey	—	19,188,464	—	19,188,464
United Kingdom	—	395,639,443	—	395,639,443
United States	—	115,355,851	—	115,355,851
Total Investments	$390,495,147	$1,355,351,083	$—	$1,745,846,230

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$3,949,297	$—	$3,949,297
December 31, 2017	9,904,769	—	9,904,769
December 31, 2018	37,802,555	—	37,802,555
	$51,656,621	$—	$51,656,621

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. International Growth Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $159,296,884 and $182,581,139, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$360,684,177
Aggregate unrealized (depreciation) of investment securities	(69,789,830)
Net unrealized appreciation of investment securities	$290,894,347

Cost of investments for tax purposes is $1,454,951,883.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	1,328,390	$43,640,538	2,880,432	$101,462,241
Series II	3,930,311	130,078,205	9,692,762	342,834,084

Issued as reinvestment of dividends:
Series I	—	—	294,235	9,253,708
Series II	—	—	505,433	15,698,757

Reacquired:
Series I	(2,478,381)	(81,774,911)	(3,775,855)	(133,005,235)
Series II	(3,173,836)	(103,080,848)	(6,163,474)	(214,126,325)
Net increase (decrease) in share activity	(393,516)	$(11,137,016)	3,433,533	$122,117,230

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$33.49	$0.38	$(0.60)	$(0.22)	$—	$33.27	(0.66)%	$559,672	1.02	%(d)	1.03	%(d)	2.33	%(d)	10%
Year ended 12/31/15	34.87	0.48	(1.33)	(0.85)	(0.53)	33.49	(2.34)	601,760	1.00		1.01		1.35		22
Year ended 12/31/14	35.32	0.56	(0.44)	0.12	(0.57)	34.87	0.33	647,530	1.01		1.02		1.58		26
Year ended 12/31/13	30.03	0.44	5.25	5.69	(0.40)	35.32	19.01	686,305	1.01		1.02		1.37		24
Year ended 12/31/12	26.37	0.35	3.73	4.08	(0.42)	30.03	15.53	591,491	1.00		1.01		1.24		24
Year ended 12/31/11	28.69	0.50	(2.38)	(1.88)	(0.44)	26.37	(6.74)	544,143	1.02		1.03		1.75		26
Series II
Six months ended 06/30/16	33.04	0.34	(0.59)	(0.25)	—	32.79	(0.76)	1,185,753	1.27	(d)	1.28	(d)	2.08	(d)	10
Year ended 12/31/15	34.42	0.38	(1.31)	(0.93)	(0.45)	33.04	(2.61)	1,169,823	1.25		1.26		1.10		22
Year ended 12/31/14	34.88	0.47	(0.43)	0.04	(0.50)	34.42	0.09	1,079,488	1.26		1.27		1.33		26
Year ended 12/31/13	29.68	0.36	5.18	5.54	(0.34)	34.88	18.72	1,062,929	1.26		1.27		1.12		24
Year ended 12/31/12	26.08	0.28	3.69	3.97	(0.37)	29.68	15.26	827,361	1.25		1.26		0.99		24
Year ended 12/31/11	28.35	0.42	(2.36)	(1.94)	(0.33)	26.08	(6.99)	607,269	1.27		1.28		1.50		26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $23,376,285 and sold of $8,831,296 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $576,265 and $1,157,923 for Series I and Series II shares, respectively.

NOTE 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$993.40	$5.06	$1,019.79	$5.12	1.02%
Series II	1,000.00	992.40	6.29	1,018.55	6.37	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.93% and 1.18%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.61 and $5.85 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.67 and $5.92 for Series I and Series II shares, respectively.

Invesco V.I. International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. International Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund International Large-Cap Growth Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period, the first quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers

Invesco V.I. International Growth Fund

noted that the investment process had led to overweight to securities in certain global areas and underweight in other areas, which affected the one year performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of other funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. International Growth Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Managed Volatility Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIMGV-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.70%
Series II Shares	-0.80
Russell 1000 Value Index▼ (Broad Market Index)	6.30
Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	6.23
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index¢ (Peer Group Index)	2.31

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Barclays U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (12/30/94)	6.99%
10 Years	6.16
5 Years	7.19
1 Year	-3.75

Series II Shares
Inception (4/30/04)	8.64%
10 Years	5.90
5 Years	6.93
1 Year	-3.97

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–64.46%
Aerospace & Defense–0.86%
General Dynamics Corp.	2,999	$417,581

Agricultural Products–0.51%
Archer-Daniels-Midland Co.	5,767	247,347

Application Software–0.65%
Citrix Systems, Inc.(b)	3,938	315,394

Asset Management & Custody Banks–1.48%
Northern Trust Corp.	5,002	331,433
State Street Corp.	7,221	389,356
		720,789

Automobile Manufacturers–0.50%
General Motors Co.	8,553	242,050

Biotechnology–0.69%
Amgen Inc.	2,202	335,034

Broadcasting–0.19%
CBS Corp.–Class B	1,730	94,181

Cable & Satellite–1.59%
Charter Communications, Inc.–Class A(b)	1,150	262,936
Comcast Corp.–Class A	7,807	508,938
		771,874

Communications Equipment–1.92%
Cisco Systems, Inc.	19,058	546,774
Juniper Networks, Inc.	17,242	387,773
		934,547

Construction Machinery & Heavy Trucks–0.69%
Caterpillar Inc.	4,457	337,885

Data Processing & Outsourced Services–0.68%
PayPal Holdings, Inc.(b)	9,004	328,736

Diversified Banks–8.17%
Bank of America Corp.(c)	64,742	859,126
Citigroup Inc.	31,738	1,345,374
Comerica Inc.	7,170	294,902
JPMorgan Chase & Co.	23,761	1,476,509
		3,975,911

Drug Retail–1.10%
Walgreens Boots Alliance, Inc.	6,409	533,677

Electric Utilities–1.09%
FirstEnergy Corp.	6,401	223,459
PG&E Corp.	4,782	305,665
		529,124

	Shares	Value
Fertilizers & Agricultural Chemicals–0.78%
Agrium Inc. (Canada)	702	$63,475
Mosaic Co. (The)	12,056	315,626
		379,101

Food Distributors–0.49%
Sysco Corp.	4,688	237,869

General Merchandise Stores–0.91%
Target Corp.	6,330	441,961

Health Care Equipment–1.87%
Baxter International Inc.	8,457	382,426
Medtronic PLC	6,085	527,995
		910,421

Health Care Services–0.52%
Express Scripts Holding Co.(b)	3,342	253,324

Home Improvement Retail–0.39%
Kingfisher PLC (United Kingdom)	43,572	188,093

Hotels, Resorts & Cruise Lines–1.24%
Carnival Corp.	13,702	605,628

Industrial Conglomerates–1.65%
General Electric Co.(c)	25,505	802,897

Industrial Machinery–0.67%
Ingersoll-Rand PLC	5,133	326,870

Insurance Brokers–2.12%
Aon PLC	3,696	403,714
Marsh & McLennan Cos., Inc.	4,579	313,478
Willis Towers Watson PLC	2,519	313,137
		1,030,329

Integrated Oil & Gas–3.65%
Exxon Mobil Corp.	3,667	343,745
Occidental Petroleum Corp.	4,684	353,923
Royal Dutch Shell PLC–Class A (United Kingdom)	25,328	691,593
TOTAL S.A. (France)	8,030	386,502
		1,775,763

Integrated Telecommunication Services–0.99%
Koninklijke KPN N.V. (Netherlands)	24,310	88,160
Orange S.A. (France)	5,452	89,037
Verizon Communications Inc.	5,467	305,277
		482,474

Internet Software & Services–0.64%
eBay Inc.(b)	13,374	313,085

Investment Banking & Brokerage–2.62%
Charles Schwab Corp. (The)	10,940	276,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The)	2,106	$312,910
Morgan Stanley	26,406	686,028
		1,275,829

Managed Health Care–1.09%
Anthem, Inc.	1,906	250,334
UnitedHealth Group Inc.	1,981	279,717
		530,051

Movies & Entertainment–0.54%
Time Warner Inc.	3,570	262,538

Oil & Gas Equipment & Services–1.23%
Baker Hughes Inc.	8,988	405,628
Weatherford International PLC(b)	34,872	193,540
		599,168

Oil & Gas Exploration & Production–3.73%
Apache Corp.	13,126	730,724
Canadian Natural Resources Ltd. (Canada)	16,254	501,441
Devon Energy Corp.	16,059	582,139
		1,814,304

Other Diversified Financial Services–0.46%
Voya Financial, Inc.	9,103	225,390

Packaged Foods & Meats–0.90%
Mondelez International, Inc.–Class A	9,646	438,990

Pharmaceuticals–4.74%
Eli Lilly and Co.	4,533	356,974
Merck & Co., Inc.(c)	11,707	674,440
Novartis AG (Switzerland)	4,245	349,264
Pfizer Inc.	16,885	594,521
Sanofi (France)	3,955	332,389
		2,307,588

Publishing–0.47%
Thomson Reuters Corp.	5,614	227,115

Railroads–0.69%
CSX Corp.	12,966	338,153

Regional Banks–4.08%
BB&T Corp.	7,578	269,853
Citizens Financial Group Inc.	25,830	516,083
Fifth Third Bancorp	22,405	394,104
First Horizon National Corp.	19,166	264,107
PNC Financial Services Group, Inc. (The)	6,643	540,674
		1,984,821

Security & Alarm Services–0.82%
Tyco International PLC	9,338	397,799

Semiconductor Equipment–0.91%
Applied Materials, Inc.	18,541	444,428

	Shares	Value
Semiconductors–1.88%
Intel Corp.	12,970	$425,416
QUALCOMM, Inc.	9,102	487,594
		913,010

Specialized Finance–0.47%
CME Group Inc.–Class A	2,339	227,819

Systems Software–2.30%
Microsoft Corp.	8,603	440,215
Oracle Corp.	16,560	677,801
		1,118,016

Tobacco–0.87%
Philip Morris International Inc.	4,185	425,698

Wireless Telecommunication Services–0.62%
Vodafone Group PLC–ADR (United Kingdom)	9,775	301,950
Total Common Stocks & Other Equity Interests (Cost $30,866,976)		31,364,612

	Principal Amount
Bonds and Notes–25.49%
Aerospace & Defense–0.22%
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/2016	$35,000	35,031
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	35,000	35,095
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	10,000	10,450
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	25,000	25,123
		105,699

Airlines–0.17%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	22,835	23,791
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	16,273	16,273
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	29,127	30,784
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/2023(d)	13,409	13,849
		84,697

Apparel Retail–0.04%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	19,000	19,937

Application Software–0.66%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	248,000	277,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Application Software–(continued)
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(d)(e)	$51,000	$45,071
		322,211

Asset Management & Custody Banks–0.60%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(d)	40,000	41,235
4.40%, 05/27/2026(d)	2,000	2,092
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(d)	150,000	163,429
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(d)	85,000	86,230
		292,986

Automobile Manufacturers–0.59%
BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 04/11/2021(d)	29,000	29,249
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.13%, 08/04/2025	200,000	215,350
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	16,000	18,560
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	21,000	22,759
		285,918

Automotive Retail–0.03%
AutoZone, Inc., Sr. Unsec. Global Notes, 3.13%, 04/21/2026	14,000	14,387

Biotechnology–0.88%
AbbVie Inc., Sr. Unsec. Global Notes, 1.75%, 11/06/2017	90,000	90,606
4.50%, 05/14/2035	38,000	39,808
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	107,000	124,254
Celgene Corp., Sr. Unsec. Global Notes, 4.63%, 05/15/2044	100,000	103,362
5.00%, 08/15/2045	9,000	9,970
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.05%, 12/01/2016	30,000	30,257
4.40%, 12/01/2021	25,000	28,253
		426,510

Brewers–0.40%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	30,000	31,117
3.30%, 02/01/2023	25,000	26,313
4.70%, 02/01/2036	45,000	50,577
4.90%, 02/01/2046	47,000	55,353
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	13,000	13,039
4.20%, 07/15/2046	16,000	16,181
		192,580

	Principal Amount	Value
Broadcasting–0.61%
Liberty Media Corp., Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	$299,000	$298,439

Cable & Satellite–0.84%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.46%, 07/23/2022(d)	60,000	64,592
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	150,000	162,951
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(d)	150,000	180,496
		408,039

Catalog Retail–0.27%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/2023(e)	75,000	84,015
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	50,000	46,166
		130,181

Communications Equipment–0.50%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(d)	75,000	94,031
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(e)	153,000	149,845
		243,876

Construction & Engineering–0.04%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	22,000	19,905

Construction Machinery & Heavy Trucks–0.14%
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 1.75%, 03/24/2017	70,000	70,412

Consumer Finance–0.04%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	18,000	18,527

Data Processing & Outsourced Services–0.07%
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	30,000	34,065

Diversified Banks–1.72%
Bank of America Corp., Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	25,000	25,902
BNP Paribas S.A. (France), Unsec. Gtd. Sub. Medium-Term Notes, 4.25%, 10/15/2024	200,000	204,333
Citigroup Inc., Unsec. Sub. Notes, 4.00%, 08/05/2024	60,000	62,202
4.75%, 05/18/2046	15,000	15,029
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	15,000	15,373
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	15,000	15,823
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(f)	150,000	144,188
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(f)	40,000	40,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Diversified Banks–(continued)
U.S. Bancorp, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	$10,000	$10,430
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	30,000	32,045
Sr. Unsec. Notes, 3.90%, 05/01/2045	60,000	63,125
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	95,000	101,918
4.65%, 11/04/2044	100,000	105,994
		836,462

Diversified Chemicals–0.09%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	43,000	44,245

Diversified Real Estate Activities–0.05%
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	25,000	25,471

Drug Retail–0.19%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	20,000	21,336
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	32,000	33,594
3.10%, 06/01/2023	11,000	11,199
4.50%, 11/18/2034	24,000	25,217
		91,346

Electric Utilities–0.13%
Commonwealth Edison Co., Series 104, Sr. Sec. First Mortgage Bonds, 5.95%, 08/15/2016	65,000	65,364

Environmental & Facilities Services–0.05%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	25,000	26,453

Fertilizers & Agricultural Chemicals–0.03%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	15,000	15,219

Food Retail–0.18%
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 2.25%, 06/05/2017	30,000	30,289
Sr. Unsec. Gtd. Notes, 1.60%, 06/30/2017(d)	56,000	56,219
		86,508

General Merchandise Stores–0.25%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	20,000	20,614
Target Corp., Sr. Unsec. Notes, 5.88%, 07/15/2016	100,000	100,123
		120,737

	Principal Amount	Value
Health Care Equipment–1.45%
Becton, Dickinson and Co., Sr. Unsec. Global Notes, 1.75%, 11/08/2016	$15,000	$15,037
3.88%, 05/15/2024	165,000	179,618
4.88%, 05/15/2044	170,000	196,926
Sr. Unsec. Notes, 2.68%, 12/15/2019	17,000	17,489
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	58,000	61,901
4.38%, 03/15/2035	20,000	22,669
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021(d)	75,000	89,156
Wright Medical Group N.V., Sr. Unsec. Conv. Notes, 2.25%, 11/15/2021(d)	36,000	37,215
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	93,000	85,444
		705,455

Health Care Facilities–0.85%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	161,000	157,881
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(e)	217,000	254,297
		412,178

Health Care REIT’s–0.05%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	25,000	25,497

Health Care Services–0.18%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	30,000	30,498
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	33,000	34,181
4.70%, 02/01/2045	22,000	23,690
		88,369

Home Improvement Retail–0.06%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	27,000	27,730

Housewares & Specialties–0.02%
Newell Brands Inc., Sr. Unsec. Global Notes, 5.50%, 04/01/2046	9,000	10,694

Hypermarkets & Super Centers–0.22%
Wal-Mart Stores, Inc., Sr. Unsec. Notes, 5.52%, 06/01/2017(g)	100,000	104,562

Integrated Oil & Gas–0.31%
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	77,000	77,802
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	15,000	15,857
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	37,000	37,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	$18,000	$18,824
		150,469

Integrated Telecommunication Services–1.22%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	28,000	28,761
3.40%, 05/15/2025	15,000	15,346
4.50%, 05/15/2035	25,000	25,628
5.15%, 03/15/2042	150,000	162,497
4.80%, 06/15/2044	40,000	41,354
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	150,000	193,474
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	120,000	124,540
		591,600

Internet Retail–0.02%
Amazon.com, Inc., Sr. Unsec. Global Notes, 4.80%, 12/05/2034	9,000	10,607

Investment Banking & Brokerage–0.94%
Goldman Sachs Group, Inc. (The), Unsec. Sub. Notes, 4.25%, 10/21/2025	27,000	27,921
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(e)	150,000	152,438
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	62,000	61,841
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 2.38%, 07/23/2019	175,000	178,159
4.00%, 07/23/2025	35,000	37,554
		457,913

Life & Health Insurance–0.16%
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(d)	50,000	54,774
Reliance Standard Life Global Funding II, Sr. Sec. Notes, 3.05%, 01/20/2021(d)	20,000	20,690
		75,464

Managed Health Care–0.03%
Aetna, Inc., Sr. Unsec. Global Notes, 4.38%, 06/15/2046	14,000	14,616

Movies & Entertainment–0.12%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	57,000	57,427

Multi-Line Insurance–0.63%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/2019	150,000	181,281
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	20,000	20,374
4.38%, 01/15/2055	40,000	37,410
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(d)	70,000	67,841
		306,906

	Principal Amount	Value
Multi-Utilities–0.39%
Enable Midstream Partners, LP, Sr. Unsec. Gtd. Global Notes, 2.40%, 05/15/2019	$200,000	$187,750

Office REIT’s–0.31%
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	150,000	151,659

Oil & Gas Equipment & Services–0.39%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(e)	84,000	74,865
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	106,000	115,474
		190,339

Oil & Gas Exploration & Production–0.41%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	11,000	11,687
6.60%, 03/15/2046	18,000	21,797
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/2019	120,000	45,600
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	46,000	47,130
4.15%, 11/15/2034	49,000	49,226
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	25,000	24,906
		200,346

Oil & Gas Storage & Transportation–0.12%
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	19,000	17,192
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	20,000	20,643
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	23,000	22,660
		60,495

Other Diversified Financial Services–0.17%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(d)	31,000	30,761
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(d)	50,000	50,984
		81,745

Packaged Foods & Meats–0.13%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	45,000	46,141
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	3,000	3,279
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	11,000	12,225
		61,645

Pharmaceuticals–1.33%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/2017	49,000	49,207
4.85%, 06/15/2044	150,000	158,864
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(d)	200,000	208,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
GlaxoSmithKline Capital PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 1.50%, 05/08/2017	$85,000	$85,465
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	76,000	81,747
Medicines Co. (The), Sr. Unsec. Conv. Notes, 2.75%, 07/15/2023(d)	21,000	20,239
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.15%, 06/15/2021(d)	17,000	17,188
5.25%, 06/15/2046(d)	25,000	26,068
		647,776

Property & Casualty Insurance–0.38%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(d)	115,000	117,626
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	52,000	66,690
		184,316

Railroads–0.06%
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	25,000	27,593

Renewable Electricity–0.33%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	150,000	162,790

Research & Consulting Services–0.02%
Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	10,000	10,318

Retail REIT’s–0.31%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/2018	150,000	151,363

Semiconductor Equipment–0.55%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	183,000	266,951

Semiconductors–1.67%
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	30,000	30,189
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Bonds, 1.63%, 02/15/2025	87,000	96,733
Micron Technology Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(e)	224,000	172,200
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018(d)	158,000	368,930
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	161,000	144,699
		812,751

Soft Drinks–0.06%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	30,000	30,054

Specialized Finance–0.74%
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	45,000	45,056
4.25%, 09/15/2024	35,000	35,809

	Principal Amount	Value
Specialized Finance–(continued)
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(d)	$35,000	$35,052
4.88%, 10/01/2025(d)	40,000	39,456
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/2024	150,000	170,972
National Rural Utilities Cooperative Finance Corp. (The), Sr. Unsec. Medium-Term Notes, 0.95%, 04/24/2017	35,000	35,013
		361,358

Specialized REIT’s–0.50%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(d)	178,000	194,911
Sovran Acquisition LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	50,000	50,589
		245,500

Systems Software–0.73%
FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(e)	48,000	43,770
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(e)	48,000	42,570
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	37,000	38,106
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	149,000	146,672
Oracle Corp., Sr. Unsec. Global Notes, 1.90%, 09/15/2021	50,000	50,202
4.30%, 07/08/2034	30,000	31,948
		353,268

Technology Distributors–0.06%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	30,000	31,231

Technology Hardware, Storage & Peripherals–0.94%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	39,000	39,791
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 5.45%, 06/15/2023(d)	26,000	26,908
8.35%, 07/15/2046(d)	9,000	9,703
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.85%, 10/05/2018(d)	65,000	66,512
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	219,000	236,798
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	65,000	51,553
5.75%, 12/01/2034	37,000	26,177
		457,442

Thrifts & Mortgage Finance–0.65%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/2017	157,000	162,887
2.00%, 04/01/2020	42,000	46,830
Radian Group Inc., Sr. Unsec. Conv. Notes, 3.00%, 11/15/2017	67,000	73,449
2.25%, 03/01/2019	28,000	32,113
		315,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Tobacco–0.14%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	$11,000	$11,048
Sr. Unsec. Global Notes, 1.63%, 03/20/2017	55,000	55,331
		66,379

Wireless Telecommunication Services–0.05%
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 1.63%, 03/20/2017	25,000	25,080
Total Bonds and Notes (Cost $12,216,814)		12,403,089

U.S. Treasury Securities–6.92%
U.S. Treasury Notes–6.87%
0.50%, 04/30/2017	500,000	500,048
0.63%, 06/30/2018	2,335,000	2,336,506
0.88%, 06/15/2019	235,000	236,175
1.13%, 06/30/2021	67,900	68,267
1.38%, 06/30/2023	21,000	21,117
1.63%, 05/15/2026	178,700	180,997
		3,343,110

	Principal Amount	Value
U.S. Treasury Bonds–0.05%
2.50%, 02/15/2046	$21,400	$22,304
Total U.S. Treasury Securities (Cost $3,358,717)		3,365,414

	Shares
Preferred Stocks–0.19%
Asset Management & Custody Banks–0.19%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd. (Cost $106,269)	1,700	93,288

Money Market Funds–3.10%
Liquid Assets Portfolio–Institutional Class, 0.44%(h)	755,145	755,145
Premier Portfolio–Institutional Class, 0.40%(h)	755,145	755,145
Total Money Market Funds (Cost $1,510,290)		1,510,290
TOTAL INVESTMENTS–100.16% (Cost $48,059,066)		48,736,693
OTHER ASSETS LESS LIABILITIES–(0.16)%		(78,549)
NET ASSETS–100.00%		$48,658,144

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures

Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2016 was $2,259,505, which represented 4.64% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	26.5%
Information Technology	14.2
Health Care	13.6
Energy	9.8
Consumer Discretionary	8.7
U.S.Treasury Securities	6.9
Industrials	6.1
Consumer Staples	5.2
Telecommunication Services	3.3
Utilities	1.9
Materials	0.9
Money Market Funds Plus Other Assets Less Liabilities	2.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $46,548,776)	$47,226,403
Investments in affiliated money market funds, at value and cost	1,510,290
Total investments, at value (Cost $48,059,066)	48,736,693
Cash	22,798
Receivable for:
Investments sold	190,161
Fund shares sold	1,465
Dividends and interest	147,918
Investment for trustee deferred compensation and retirement plans	64,429
Unrealized appreciation on forward foreign currency contracts outstanding	107,517
Other assets	251
Total assets	49,271,232

Liabilities:
Payable for:
Investments purchased	165,171
Fund shares reacquired	30,075
Variation margin — futures	241,363
Accrued fees to affiliates	59,183
Accrued trustees’ and officers’ fees and benefits	616
Accrued other operating expenses	31,580
Trustee deferred compensation and retirement plans	68,881
Unrealized depreciation on forward foreign currency contracts outstanding	16,219
Total liabilities	613,088
Net assets applicable to shares outstanding	$48,658,144

Net assets consist of:
Shares of beneficial interest	$47,261,666
Undistributed net investment income	1,095,746
Undistributed net realized gain	129,715
Net unrealized appreciation	171,017
$48,658,144

Net Assets:
Series I	$47,272,327
Series II	$1,385,817

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	4,183,015
Series II	124,100
Series I:
Net asset value per share	$11.30
Series II:
Net asset value per share	$11.17

Investment income:
Dividends (net of foreign withholding taxes of $11,972)	$418,082
Dividends from affiliated money market funds	4,840
Interest	193,312
Total investment income	616,234

Expenses:
Advisory fees	148,016
Administrative services fees	81,320
Custodian fees	12,443
Distribution fees — Series II	1,758
Transfer agent fees	12,173
Trustees’ and officers’ fees and benefits	10,143
Reports to shareholders	2,680
Professional services fees	25,217
Other	8,029
Total expenses	301,779
Less: Fees waived	(1,740)
Net expenses	300,039
Net investment income	316,195

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(491,306)
Foreign currencies	1,523
Forward foreign currency contracts	(33,088)
Futures contracts	(559,738)
(1,082,609)
Change in net unrealized appreciation (depreciation) of:
Investment securities	810,107
Foreign currencies	802
Forward foreign currency contracts	62,408
Futures contracts	(597,662)
275,655
Net realized and unrealized gain (loss)	(806,954)
Net increase (decrease) in net assets resulting from operations	$(490,759)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$316,195	$693,062
Net realized gain (loss)	(1,082,609)	1,602,685
Change in net unrealized appreciation (depreciation)	275,655	(3,511,913)
Net increase (decrease) in net assets resulting from operations	(490,759)	(1,216,166)

Distributions to shareholders from net investment income:
Series I	—	(883,070)
Series ll	—	(18,185)
Total distributions from net investment income	—	(901,255)

Distributions to shareholders from net realized gains:
Series l	—	(22,008,256)
Series ll	—	(561,485)
Total distributions from net realized gains	—	(22,569,741)

Share transactions–net:
Series l	(4,611,141)	5,715,114
Series ll	(100,703)	321,994
Net increase (decrease) in net assets resulting from share transactions	(4,711,844)	6,037,108
Net increase (decrease) in net assets	(5,202,603)	(18,650,054)

Net assets:
Beginning of period	53,860,747	72,510,801
End of period (includes undistributed net investment income of $1,095,746 and $779,551, respectively)	$48,658,144	$53,860,747

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Managed Volatility Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Managed Volatility Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco V.I. Managed Volatility Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $1,740.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,864 for accounting and fund administrative services and reimbursed $56,456 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $54 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Managed Volatility Fund

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$31,136,366	$1,831,824	$—	$32,968,190
U.S. Treasury Securities	—	3,365,414	—	3,365,414
Corporate Debt Securities	—	12,403,089	—	12,403,089
	31,136,366	17,600,327	—	48,736,693
Forward Foreign Currency Contracts*	—	91,298	—	91,298
Futures Contracts*	(597,886)	—	—	(597,886)
Total Investments	$30,538,480	$17,691,625	$—	$48,230,105

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$107,517	$(16,219)
Equity risk:
Futures contracts(b)	—	(597,886)
Total	$107,517	$(614,105)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts
Realized Gain (Loss):
Currency risk	$(33,088)	$—
Equity risk	—	(559,738)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	62,408	—
Equity risk	—	(597,662)
Total	$29,320	$(1,157,400)

The table below summarizes the average notional value of forward foreign currency contracts and the four month average notional value of futures contracts, outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$3,235,695	$10,824,118

Invesco V.I. Managed Volatility Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/01/16	Bank of New York Mellon (The)	CHF	116,765	USD	119,141	$119,601	$(460)
07/01/16	State Street Bank and Trust Co.	CHF	116,763	USD	119,140	119,599	(459)
07/01/16	Bank of New York Mellon (The)	EUR	351,223	USD	396,741	389,714	7,027
07/01/16	State Street Bank and Trust Co.	EUR	364,131	USD	411,104	404,036	7,068
07/01/16	Bank of New York Mellon (The)	GBP	268,828	USD	393,024	357,907	35,117
07/01/16	State Street Bank and Trust Co.	GBP	349,614	USD	508,676	465,460	43,216
07/01/16	Bank of New York Mellon (The)	USD	425,519	GBP	315,433	419,955	(5,564)
07/01/16	Bank of New York Mellon (The)	USD	343,473	EUR	309,324	343,223	(250)
07/01/16	Bank of New York Mellon (The)	USD	125,768	CHF	123,253	126,247	479
07/01/16	State Street Bank and Trust Co.	USD	450,747	EUR	406,030	450,527	(220)
07/01/16	State Street Bank and Trust Co.	USD	408,878	GBP	303,007	403,412	(5,466)
07/01/16	State Street Bank and Trust Co.	USD	112,497	CHF	110,275	112,954	457
07/05/16	Bank of New York Mellon (The)	CAD	346,562	USD	268,200	268,232	(32)
07/05/16	State Street Bank and Trust Co.	CAD	346,564	USD	268,058	268,234	(176)
07/05/16	Bank of New York Mellon (The)	USD	262,196	CAD	340,461	263,510	1,314
07/05/16	State Street Bank and Trust Co.	USD	271,711	CAD	352,665	272,955	1,244
08/12/16	Bank of New York Mellon (The)	CAD	340,248	USD	262,046	263,375	(1,329)
08/12/16	State Street Bank and Trust Co.	CAD	340,247	USD	262,160	263,374	(1,214)
08/12/16	Bank of New York Mellon (The)	CHF	123,291	USD	126,103	126,614	(511)
08/12/16	State Street Bank and Trust Co.	CHF	123,290	USD	126,075	126,613	(538)
08/12/16	Bank of New York Mellon (The)	EUR	301,438	USD	335,214	334,996	218
08/12/16	State Street Bank and Trust Co.	EUR	301,438	USD	335,250	334,996	254
08/12/16	Bank of New York Mellon (The)	GBP	315,560	USD	425,786	420,287	5,499
08/12/16	State Street Bank and Trust Co.	GBP	315,560	USD	425,911	420,287	5,624
Total Forward Foreign Currency Contracts — Currency Risk							$91,298

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Short	207	September-2016	$(21,633,570)	$(597,886)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Managed Volatility Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of June 30, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$49,654	$(8,146)	$—	$—	$41,508
State Street Bank and Trust Co.	57,863	(8,073)	—	—	49,790
Total	$107,517	$(16,219)	$—	$—	$91,298

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$8,146	$(8,146)	$—	$—	$—
State Street Bank and Trust Co.	8,073	(8,073)	—	—	—
Total	$16,219	$(16,219)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $5,266,617 and $10,833,564, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $20,129,934 and $19,663,549, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,150,397
Aggregate unrealized (depreciation) of investment securities	(2,759,003)
Net unrealized appreciation of investment securities	$391,394

Cost of investments for tax purposes is $48,345,299.

Invesco V.I. Managed Volatility Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	116,830	$1,282,943	281,770	$4,951,536
Series II	2,927	31,853	4,400	73,277

Issued as reinvestment of dividends:
Series I	—	—	2,053,034	22,891,326
Series II	—	—	52,506	579,670

Reacquired:
Series I	(534,585)	(5,894,084)	(1,451,733)	(22,127,748)
Series II	(12,082)	(132,556)	(18,649)	(330,953)
Net increase (decrease) in share activity	(426,910)	$(4,711,844)	921,328	$6,037,108

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$11.38	$0.07	$(0.15)	$(0.08)	$—	$—	$—	$11.30	(0.70)%	$47,272	1.21	%(d)	1.22	%(d)	1.29	%(d)	53%
Year ended 12/31/15	19.02	0.18	(0.74)	(0.56)	(0.27)	(6.81)	(7.08)	11.38	(2.15)	52,360	1.08		1.10		1.07		117
Year ended 12/31/14	17.03	0.24	3.23	3.47	(0.56)	(0.92)	(1.48)	19.02	20.57	70,717	1.03		1.10		1.26		201
Year ended 12/31/13	16.20	0.47	1.25	1.72	(0.52)	(0.37)	(0.89)	17.03	10.76	61,806	1.07		1.08		2.73		15
Year ended 12/31/12	16.74	0.52	0.10	0.62	(0.54)	(0.62)	(1.16)	16.20	3.61	64,158	0.99		1.03		3.10		3
Year ended 12/31/11	14.87	0.51	1.90	2.41	(0.54)	—	(0.54)	16.74	16.45	70,956	0.92		1.04		3.23		14
Series II
Six months ended 06/30/16	11.26	0.06	(0.15)	(0.09)	—	—	—	11.17	(0.80)	1,386	1.46	(d)	1.47	(d)	1.04	(d)	53
Year ended 12/31/15	18.88	0.13	(0.72)	(0.59)	(0.22)	(6.81)	(7.03)	11.26	(2.37)	1,500	1.33		1.35		0.82		117
Year ended 12/31/14	16.91	0.19	3.21	3.40	(0.51)	(0.92)	(1.43)	18.88	20.30	1,794	1.28		1.35		1.01		201
Year ended 12/31/13	16.09	0.43	1.23	1.66	(0.47)	(0.37)	(0.84)	16.91	10.45	1,664	1.32		1.33		2.48		15
Year ended 12/31/12	16.63	0.47	0.10	0.57	(0.49)	(0.62)	(1.11)	16.09	3.34	1,637	1.24		1.28		2.85		3
Year ended 12/31/11	14.78	0.47	1.88	2.35	(0.50)	—	(0.50)	16.63	16.15	1,878	1.17		1.29		2.98		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $48,195 and $1,414 for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$993.00	$6.00	$1,018.85	$6.07	1.21%
Series II	1,000.00	992.00	7.23	1,017.60	7.32	1.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Managed Volatility Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of the Broadridge performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more

Invesco V.I. Managed Volatility Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisors to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Managed Volatility Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMCCE-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	4.29%
Series II Shares	4.20
S&P 500 Index▼ (Broad Market Index)	3.84
Russell Midcap Index▼ (Style-Specific Index)	5.50
Lipper VUF Mid-Cap Core Funds Index¢ (Peer Group Index)	5.46

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (9/10/01)	6.93%
10 Years	5.93
5 Years	5.63
1 Year	-3.48

Series II Shares
Inception (9/10/01)	6.67%
10 Years	5.67
5 Years	5.35
1 Year	-3.67

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–91.62%
Advertising–1.10%
Publicis Groupe S.A. (France)	51,303	$3,475,054

Apparel, Accessories & Luxury Goods–2.69%
Hanesbrands, Inc.	148,983	3,743,943
PVH Corp.	50,481	4,756,824
		8,500,767

Application Software–1.20%
Synopsys, Inc.(b)	70,220	3,797,498

Asset Management & Custody Banks–1.83%
Northern Trust Corp.	87,264	5,782,113

Auto Parts & Equipment–0.87%
Dana Holding Corp.	259,119	2,736,297

Automotive Retail–1.45%
Advance Auto Parts, Inc.	28,290	4,572,513

Biotechnology–0.92%
United Therapeutics Corp.(b)	27,548	2,917,884

Brewers–1.41%
Molson Coors Brewing Co.–Class B	44,172	4,467,114

Computer & Electronics Retail–0.82%
GameStop Corp.–Class A	97,761	2,598,487

Construction Machinery & Heavy Trucks–1.07%
Allison Transmission Holdings, Inc.	119,693	3,378,933

Data Processing & Outsourced Services–2.24%
Jack Henry & Associates, Inc.	81,053	7,073,495

Electronic Components–2.63%
Amphenol Corp.–Class A	144,609	8,290,434

Electronic Equipment & Instruments–1.67%
FLIR Systems, Inc.	170,442	5,275,180

Environmental & Facilities Services–1.82%
Republic Services, Inc.	112,300	5,762,113

Health Care Distributors–1.57%
Cardinal Health, Inc.	63,675	4,967,287

Health Care Equipment–1.81%
ResMed Inc.	48,687	3,078,479
Wright Medical Group N.V.(b)	151,037	2,623,513
		5,701,992

Health Care Facilities–0.61%
Tenet Healthcare Corp.(b)	69,661	1,925,430

Homebuilding–1.78%
D.R. Horton, Inc.	178,392	5,615,780

	Shares	Value
Hotels, Resorts & Cruise Lines–1.42%
Norwegian Cruise Line Holdings Ltd.(b)	112,434	$4,479,371

Household Appliances–1.54%
Whirlpool Corp.	29,176	4,861,889

Industrial Machinery–8.37%
Flowserve Corp.	74,039	3,344,342
Kennametal Inc.	183,660	4,060,723
Nordson Corp.	50,048	4,184,513
Parker-Hannifin Corp.	40,805	4,408,980
Stanley Black & Decker Inc.	30,997	3,447,486
Timken Co. (The)	116,913	3,584,553
Xylem, Inc.	76,434	3,412,778
		26,443,375

Insurance Brokers–2.93%
Brown & Brown, Inc.	247,235	9,263,895

IT Consulting & Other Services–1.38%
EPAM Systems, Inc.(b)	67,518	4,342,083

Life & Health Insurance–4.14%
St. James’s Place PLC (United Kingdom)	501,157	5,368,393
Torchmark Corp.	124,804	7,715,383
		13,083,776

Life Sciences Tools & Services–1.64%
Agilent Technologies, Inc.	116,560	5,170,602

Marine–0.74%
Kirby Corp.(b)	37,465	2,337,441

Multi-Utilities–4.03%
CMS Energy Corp.	138,295	6,342,209
WEC Energy Group, Inc.	97,944	6,395,743
		12,737,952

Office REIT’s–1.90%
Boston Properties, Inc.	45,539	6,006,594

Oil & Gas Equipment & Services–1.62%
Core Laboratories N.V.	41,386	5,127,311

Oil & Gas Exploration & Production–2.77%
Concho Resources Inc.(b)	35,273	4,207,011
Vermilion Energy, Inc. (Canada)	142,174	4,526,944
		8,733,955

Packaged Foods & Meats–2.76%
JM Smucker Co. (The)	32,316	4,925,282
Mead Johnson Nutrition Co.	41,743	3,788,177
		8,713,459

Paper Packaging–1.70%
Packaging Corp. of America	80,297	5,374,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Pharmaceuticals–0.64%
Endo International PLC(b)	130,140	$2,028,883

Property & Casualty Insurance–4.06%
Arch Capital Group Ltd. (Bermuda)(b)	76,973	5,542,056
Progressive Corp. (The)	217,794	7,296,099
		12,838,155

Regional Banks–3.26%
First Republic Bank	147,331	10,311,697

Restaurants–0.71%
Bloomin’ Brands, Inc.	126,174	2,254,729

Retail REIT’s–2.12%
General Growth Properties, Inc.	224,221	6,686,270

Semiconductor Equipment–1.35%
Teradyne, Inc.	216,713	4,267,079

Semiconductors–3.92%
Linear Technology Corp.	146,958	6,837,956
Xilinx, Inc.	119,939	5,532,786
		12,370,742

Specialized Finance–2.81%
Moody’s Corp.	94,771	8,880,990

	Shares	Value
Specialty Chemicals–5.78%
Albemarle Corp.	93,037	$7,378,764
International Flavors & Fragrances Inc.	51,197	6,454,406
Koninklijke DSM N.V. (Netherlands)	76,622	4,438,826
		18,271,996

Specialty Stores–1.65%
Dick’s Sporting Goods, Inc.	115,849	5,220,156

Trucking–0.89%
Hertz Global Holdings, Inc.(b)	253,255	2,803,533
Total Common Stocks & Other Equity Interests (Cost $230,076,620)		289,448,582

Money Market Funds–8.42%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	13,297,554	13,297,554
Premier Portfolio–Institutional Class, 0.40% (c)	13,297,554	13,297,554
Total Money Market Funds (Cost $26,595,108)		26,595,108
TOTAL INVESTMENTS–100.04% (Cost $256,671,728)		316,043,690
OTHER ASSETS LESS LIABILITIES–(0.04)%		(110,962)
NET ASSETS–100.00%		$315,932,728

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	23.0%
Consumer Discretionary	15.1
Information Technology	14.4
Industrials	11.8
Materials	7.5
Health Care	7.2
Energy	4.4
Consumer Staples	4.2
Utilities	4.0
Money Market Funds Plus Other Assets Less Liabilities	8.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $230,076,620)	$289,448,582
Investments in affiliated money market funds, at value and cost	26,595,108
Total investments, at value (Cost $256,671,728)	316,043,690
Foreign currencies, at value (Cost $21,882)	21,725
Receivable for:
Fund shares sold	83,866
Dividends	419,160
Investment for trustee deferred compensation and retirement plans	105,261
Other assets	820
Total assets	316,674,522

Liabilities:
Payable for:
Fund shares reacquired	136,114
Accrued fees to affiliates	463,395
Accrued trustees’ and officers’ fees and benefits	722
Accrued other operating expenses	22,017
Trustee deferred compensation and retirement plans	119,546
Total liabilities	741,794
Net assets applicable to shares outstanding	$315,932,728

Net assets consist of:
Shares of beneficial interest	$238,027,847
Undistributed net investment income	1,035,635
Undistributed net realized gain	17,497,922
Net unrealized appreciation	59,371,324
$315,932,728

Net Assets:
Series I	$194,776,354
Series II	$121,156,374

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	15,403,463
Series II	9,759,901
Series I:
Net asset value per share	$12.64
Series II:
Net asset value per share	$12.41

Investment income:
Dividends (net of foreign withholding taxes of $53,964)	$2,703,675
Dividends from affiliated money market funds	62,602
Total investment income	2,766,277

Expenses:
Advisory fees	1,128,335
Administrative services fees	425,774
Custodian fees	9,639
Distribution fees — Series II	147,696
Transfer agent fees	28,930
Trustees’ and officers’ fees and benefits	11,709
Reports to shareholders	2,411
Professional services fees	30,025
Other	6,744
Total expenses	1,791,263
Less: Fees waived	(25,497)
Net expenses	1,765,766
Net investment income	1,000,511

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,210,946)
Foreign currencies	(3,317)
(3,214,263)
Change in net unrealized appreciation (depreciation) of:
Investment securities	15,328,838
Foreign currencies	(664)
15,328,174
Net realized and unrealized gain	12,113,911
Net increase in net assets resulting from operations	$13,114,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$1,000,511	$292,761
Net realized gain (loss)	(3,214,263)	20,810,499
Change in net unrealized appreciation (depreciation)	15,328,174	(34,095,627)
Net increase (decrease) in net assets resulting from operations	13,114,422	(12,992,367)

Distributions to shareholders from net investment income:
Series I	—	(774,992)
Series ll	—	(130,328)
Total distributions from net investment income	—	(905,320)

Distributions to shareholders from net realized gains:
Series l	—	(20,812,280)
Series ll	—	(11,890,260)
Total distributions from net realized gains	—	(32,702,540)

Share transactions-net:
Series l	(14,965,240)	(23,442,519)
Series ll	(2,177,127)	7,145,332
Net increase (decrease) in net assets resulting from share transactions	(17,142,367)	(16,297,187)
Net increase (decrease) in net assets	(4,027,945)	(62,897,414)

Net assets:
Beginning of period	319,960,673	382,858,087
End of period (includes undistributed net investment income of $1,035,635 and $35,124, respectively)	$315,932,728	$319,960,673

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Mid Cap Core Equity Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Mid Cap Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.725%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

Invesco V.I. Mid Cap Core Equity Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $25,497.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $38,282 for accounting and fund administrative services and reimbursed $387,492 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$302,761,417	$13,282,273	$—	$316,043,690

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities purchases of $1,840,842.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $39,325,023 and $45,445,040, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$79,323,411
Aggregate unrealized (depreciation) of investment securities	(20,103,187)
Net unrealized appreciation of investment securities	$59,220,224

Cost of investments for tax purposes is $256,823,466.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	365,518	$4,497,223	482,475	$6,548,148
Series II	717,335	8,469,454	1,781,612	24,401,427

Issued as reinvestment of dividends:
Series I	—	—	1,770,900	21,587,272
Series II	—	—	1,002,551	12,020,588

Reacquired:
Series I	(1,600,960)	(19,462,463)	(3,723,891)	(51,577,939)
Series II	(884,501)	(10,646,581)	(2,128,890)	(29,276,683)
Net increase (decrease) in share activity	(1,402,608)	$(17,142,367)	(815,243)	$(16,297,187)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$12.12	$0.04	$0.48	$0.52	$—	$—	$—	$12.64	4.29%	$194,776	1.04	%(d)	1.06	%(d)	0.74	%(d)	14%
Year ended 12/31/15	14.06	0.02	(0.58)	(0.56)	(0.05)	(1.33)	(1.38)	12.12	(4.03)	201,685	1.01		1.03		0.17		44
Year ended 12/31/14	15.13	0.05	0.64	0.69	(0.01)	(1.75)	(1.76)	14.06	4.43	254,553	1.01		1.04		0.29		38
Year ended 12/31/13	12.71	0.01	3.59	3.60	(0.11)	(1.07)	(1.18)	15.13	28.81	290,550	1.01		1.04		0.09		34
Year ended 12/31/12	11.56	0.09	1.18	1.27	(0.01)	(0.11)	(0.12)	12.71	10.96	286,607	1.02		1.05		0.69		59
Year ended 12/31/11	12.39	0.01	(0.80)	(0.79)	(0.04)	—	(0.04)	11.56	(6.38)	322,102	1.01		1.03		0.08		57
Series II
Six months ended 06/30/16	11.91	0.03	0.47	0.50	—	—	—	12.41	4.20	121,156	1.29	(d)	1.31	(d)	0.49	(d)	14
Year ended 12/31/15	13.84	(0.01)	(0.57)	(0.58)	(0.02)	(1.33)	(1.35)	11.91	(4.28)	118,276	1.26		1.28		(0.08)		44
Year ended 12/31/14	14.95	0.01	0.63	0.64	—	(1.75)	(1.75)	13.84	4.17	128,305	1.26		1.29		0.04		38
Year ended 12/31/13	12.58	(0.02)	3.54	3.52	(0.08)	(1.07)	(1.15)	14.95	28.46	117,219	1.26		1.29		(0.16)		34
Year ended 12/31/12	11.47	0.06	1.16	1.22	—	(0.11)	(0.11)	12.58	10.62	90,648	1.27		1.30		0.44		59
Year ended 12/31/11	12.28	(0.02)	(0.78)	(0.80)	(0.01)	—	(0.01)	11.47	(6.50)	65,196	1.26		1.28		(0.17)		57

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $194,169 and $118,806 for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,042.90	$5.28	$1,019.69	$5.22	1.04%
Series II	1,000.00	1,042.00	6.55	1,018.45	6.47	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 0.94% and 1.19%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.77 and $6.04 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.72 and $5.97 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Mid Cap Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period and below the Index for the three and five year periods. Invesco Advisers noted that a new co-chief investment officer had been

Invesco V.I. Mid Cap Core Equity Fund

named to the portfolio management team. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco

Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Mid Cap Core Equity Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIMCG-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.23%
Series II Shares	-2.44
S&P 500 Index▼ (Broad Market Index)	3.84
Russell Midcap Growth Index▼ (Style-Specific Index)	2.15
Lipper VUF Mid-Cap Growth Funds Index¢ (Peer Group Index)	0.09

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
10 Years	6.58%
5 Years	6.80
1 Year	-8.49

Series II Shares
Inception (9/25/00)	0.34%
10 Years	6.45
5 Years	6.54
1 Year	-8.74

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–97.26%
Airlines–0.84%
Southwest Airlines Co.	50,819	$1,992,613

Alternative Carriers–0.77%
Zayo Group Holdings, Inc.(b)	65,892	1,840,364

Apparel Retail–2.60%
Burlington Stores, Inc.(b)	77,202	5,150,146
Foot Locker, Inc.	18,927	1,038,335
		6,188,481

Apparel, Accessories & Luxury Goods–0.51%
Under Armour, Inc.–Class A(b)(c)	30,077	1,206,990

Application Software–4.81%
Cadence Design Systems, Inc.(b)	166,565	4,047,529
Mobileye N.V.(b)(c)	50,784	2,343,174
SS&C Technologies Holdings, Inc.	56,160	1,576,973
Tyler Technologies, Inc.(b)	20,924	3,488,240
		11,455,916

Asset Management & Custody Banks–0.88%
Affiliated Managers Group, Inc.(b)	14,903	2,097,895

Auto Parts & Equipment–0.00%
Gentherm Inc.(b)	189	6,473

Automobile Manufacturers–0.55%
Tesla Motors, Inc.(b)	6,182	1,312,315

Automotive Retail–3.00%
Advance Auto Parts, Inc.	18,147	2,933,099
O’Reilly Automotive, Inc.(b)	15,508	4,204,219
		7,137,318

Biotechnology–2.70%
BioMarin Pharmaceutical Inc.(b)	33,563	2,611,202
Medivation Inc.(b)	63,461	3,826,698
		6,437,900

Building Products–7.30%
A.O. Smith Corp.	47,997	4,229,016
Allegion PLC	45,553	3,162,745
Lennox International Inc.	22,573	3,218,910
Masco Corp.	110,444	3,417,137
Owens Corning	64,862	3,341,690
		17,369,498

Casinos & Gaming–0.75%
Wynn Resorts Ltd.(c)	19,610	1,777,450

Communications Equipment–1.78%
F5 Networks, Inc.(b)	14,356	1,634,287
Palo Alto Networks, Inc.(b)	21,196	2,599,478
		4,233,765

	Shares	Value
Construction Machinery & Heavy Trucks–0.43%
WABCO Holdings Inc.(b)	11,229	$1,028,240

Construction Materials–1.09%
Vulcan Materials Co.	21,497	2,587,379

Consumer Electronics–0.67%
Harman International Industries, Inc.	22,235	1,596,918

Data Processing & Outsourced Services–2.66%
Alliance Data Systems Corp.(b)	14,270	2,795,778
Fidelity National Information Services, Inc.	48,023	3,538,335
		6,334,113

Distillers & Vintners–2.16%
Constellation Brands, Inc.–Class A	31,063	5,137,820

Diversified Support Services–1.62%
KAR Auction Services Inc.	92,192	3,848,094

Electrical Components & Equipment–1.49%
Acuity Brands, Inc.	14,280	3,540,869

Electronic Components–1.90%
Amphenol Corp.–Class A	78,676	4,510,495

Footwear–1.53%
Skechers U.S.A., Inc.–Class A(b)	122,647	3,645,069

General Merchandise Stores–1.05%
Dollar Tree, Inc.(b)	26,399	2,487,842

Health Care Equipment–4.78%
Boston Scientific Corp.(b)	173,757	4,060,701
DexCom Inc.(b)	45,721	3,627,047
Hologic, Inc.(b)	106,605	3,688,533
		11,376,281

Health Care Facilities–1.98%
VCA Inc.(b)	69,599	4,705,588

Health Care Services–1.19%
Team Health Holdings, Inc.(b)	69,664	2,833,235

Health Care Supplies–1.02%
Penumbra, Inc.(b)	41,002	2,439,619

Home Entertainment Software–1.07%
Electronic Arts Inc.(b)	33,695	2,552,733

Homebuilding–0.69%
D.R. Horton, Inc.	52,251	1,644,861

Housewares & Specialties–1.24%
Newell Brands, Inc.	60,794	2,952,765

Industrial Conglomerates–1.50%
Carlisle Cos. Inc.	33,733	3,564,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value
Industrial Machinery–1.94%
Stanley Black & Decker Inc.	41,433	$4,608,178

Integrated Telecommunication Services–1.29%
SBA Communications Corp.–Class A(b)	28,358	3,060,963

Internet Software & Services–1.55%
CoStar Group Inc.(b)	16,835	3,681,141

Investment Banking & Brokerage–0.75%
E*TRADE Financial Corp.(b)	75,826	1,781,153

IT Consulting & Other Services–1.06%
Gartner, Inc.(b)	26,001	2,532,757

Leisure Products–1.57%
Brunswick Corp.	82,482	3,738,084

Life Sciences Tools & Services–2.36%
INC Research Holdings, Inc.–Class A(b)	46,346	1,767,173
VWR Corp.(b)	133,510	3,858,439
		5,625,612

Managed Health Care–2.32%
Centene Corp.(b)	77,468	5,528,891

Metal & Glass Containers–0.81%
Berry Plastics Group Inc.(b)	49,660	1,929,291

Movies & Entertainment–1.37%
Cinemark Holdings, Inc.	89,478	3,262,368

Oil & Gas Exploration & Production–1.69%
Diamondback Energy Inc.(b)	24,849	2,266,477
Pioneer Natural Resources Co.	11,643	1,760,538
		4,027,015

Oil & Gas Storage & Transportation–1.00%
Cheniere Energy, Inc.(b)	35,396	1,329,120
Targa Resources Corp.	25,085	1,057,082
		2,386,202

Packaged Foods & Meats–1.89%
WhiteWave Foods Co. (The)(b)	95,687	4,491,548

Pharmaceuticals–0.42%
Pacira Pharmaceuticals, Inc.(b)	29,551	996,755

Regional Banks–1.89%
Signature Bank(b)	26,431	3,301,761
SVB Financial Group(b)	12,509	1,190,356
		4,492,117

Restaurants–2.32%
Chipotle Mexican Grill, Inc.(b)	5,373	2,164,029
Domino’s Pizza, Inc.	25,533	3,354,526
		5,518,555

	Shares	Value
Semiconductors–2.96%
Cavium Inc.(b)	30,415	$1,174,019
NXP Semiconductors N.V. (Netherlands)(b)	56,940	4,460,679
Qorvo, Inc.(b)	25,687	1,419,464
		7,054,162

Soft Drinks–1.93%
Monster Beverage Corp.(b)	28,557	4,589,395

Specialized Finance–4.63%
Intercontinental Exchange, Inc.	24,246	6,206,006
S&P Global Inc.	44,872	4,812,971
		11,018,977

Specialized REIT’s–1.84%
Equinix, Inc.	11,287	4,376,309

Specialty Chemicals–1.71%
PPG Industries, Inc.	39,015	4,063,412

Specialty Stores–3.69%
Signet Jewelers Ltd.	22,555	1,858,758
Tractor Supply Co.	47,963	4,373,266
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	10,484	2,554,322
		8,786,346

Systems Software–1.71%
ServiceNow, Inc.(b)	61,423	4,078,487
Total Common Stocks & Other Equity Interests (Cost $181,486,206)		231,471,520

Money Market Funds–3.02%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	3,591,026	3,591,026
Premier Portfolio–Institutional Class, 0.40%(d)	3,591,027	3,591,027
Total Money Market Funds (Cost $7,182,053)		7,182,053
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.28% (Cost $188,668,259)		238,653,573

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.64%
Liquid Assets Portfolio–Institutional Class, 0.44% (Cost $3,912,270)(d)(e)	3,912,270	3,912,270
TOTAL INVESTMENTS–101.92% (Cost $192,580,529)		242,565,843
OTHER ASSETS LESS LIABILITIES–(1.92)%		(4,576,229)
NET ASSETS–100.00%		$237,989,614

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets as of June 30, 2016

Consumer Discretionary	21.5%
Information Technology	19.5
Health Care	16.8
Industrials	15.1
Financials	10.0
Consumer Staples	6.0
Materials	3.6
Energy	2.7
Telecommunication Services	2.1
Money Market Funds Plus Other Assets Less Liabilities	2.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $181,486,206)*	$231,471,520
Investments in affiliated money market funds, at value and cost	11,094,323
Total investments, at value (Cost $192,580,529)	242,565,843
Cash	5,466
Receivable for:
Fund shares sold	139,842
Dividends	50,169
Investment for trustee deferred compensation and retirement plans	109,745
Other assets	19,059
Total assets	242,890,124

Liabilities:
Payable for:
Fund shares reacquired	480,647
Collateral upon return of securities loaned	3,912,270
Accrued fees to affiliates	367,099
Accrued trustees’ and officers’ fees and benefits	698
Accrued other operating expenses	19,043
Trustee deferred compensation and retirement plans	120,753
Total liabilities	4,900,510
Net assets applicable to shares outstanding	$237,989,614

Net assets consist of:
Shares of beneficial interest	$169,571,213
Undistributed net investment income (loss)	(787,616)
Undistributed net realized gain	19,220,703
Net unrealized appreciation	49,985,314
$237,989,614

Net Assets:
Series I	$102,564,943
Series II	$135,424,671

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	19,501,783
Series II	26,028,340
Series I:
Net asset value per share	$5.26
Series II:
Net asset value per share	$5.20

*	At June 30, 2016, securities with an aggregate value of $3,988,653 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $484)	$748,801
Dividends from affiliated money market funds (includes securities lending income of $13,078)	21,838
Total investment income	770,639

Expenses:
Advisory fees	878,260
Administrative services fees	312,103
Custodian fees	5,497
Distribution fees — Series II	173,219
Transfer agent fees	28,580
Trustees’ and officers’ fees and benefits	11,055
Reports to shareholders	1,875
Professional services fees	22,071
Other	4,391
Total expenses	1,437,051
Less: Fees waived	(3,203)
Net expenses	1,433,848
Net investment income (loss)	(663,209)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities (includes net gains from securities sold to affiliates of $6,949)	(4,441,446)
Change in net unrealized appreciation (depreciation) of investment securities	(1,920,393)
Net realized and unrealized gain (loss)	(6,361,839)
Net increase (decrease) in net assets resulting from operations	$(7,025,048)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(663,209)	$(1,340,723)
Net realized gain (loss)	(4,441,446)	27,134,624
Change in net unrealized appreciation (depreciation)	(1,920,393)	(22,951,719)
Net increase (decrease) in net assets resulting from operations	(7,025,048)	2,842,182

Distributions to shareholders from net realized gains:
Series l	—	(8,511,702)
Series ll	—	(12,748,108)
Total distributions from net realized gains	—	(21,259,810)

Share transactions–net:
Series l	1,581,998	4,687,810
Series ll	(18,883,720)	7,356,724
Net increase (decrease) in net assets resulting from share transactions	(17,301,722)	12,044,534
Net increase (decrease) in net assets	(24,326,770)	(6,373,094)

Net assets:
Beginning of period	262,316,384	268,689,478
End of period (includes undistributed net investment income (loss) of $(787,616) and $(124,407), respectively)	$237,989,614	$262,316,384

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Mid Cap Growth Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Mid Cap Growth Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $3,203.

Invesco V.I. Mid Cap Growth Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $29,420 for accounting and fund administrative services and reimbursed $282,683 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $478 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities sales of $21,173, which resulted in net realized gains of $6,949.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Mid Cap Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $73,626,095 and $92,790,076, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$55,656,046
Aggregate unrealized (depreciation) of investment securities	(6,268,088)
Net unrealized appreciation of investment securities	$49,387,958

Cost of investments for tax purposes is $193,177,885.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	2,845,981	$14,657,688	3,619,346	$21,736,576
Series II	2,122,622	10,710,857	6,398,975	37,748,394

Issued as reinvestment of dividends:
Series I	—	—	1,612,065	8,511,702
Series II	—	—	2,437,497	12,748,108

Reacquired:
Series I	(2,598,308)	(13,075,690)	(4,381,375)	(25,560,468)
Series II	(5,859,696)	(29,594,577)	(7,323,786)	(43,139,778)
Net increase (decrease) in share activity	(3,489,401)	$(17,301,722)	2,362,722	$12,044,534

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Mid Cap Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$5.38	$(0.01)	$(0.11)	$(0.12)	$—	$—	$—	$5.26	(2.23)%	$102,565	1.08	%(d)	1.08	%(d)	(0.42	)%(d)	31%
Year ended 12/31/15	5.78	(0.02)	0.08	0.06	—	(0.46)	(0.46)	5.38	1.21	103,632	1.07		1.07		(0.33)		62
Year ended 12/31/14	5.35	(0.02)	0.45	0.43	—	—	—	5.78	8.04	106,390	1.07		1.07		(0.36)		71
Year ended 12/31/13	3.92	(0.02)	1.47	1.45	(0.02)	—	(0.02)	5.35	37.01	115,319	1.08		1.08		(0.41)		76
Year ended 12/31/12	3.69	0.02 (e)	0.41	0.43	—	(0.20)	(0.20)	3.92	11.60	88,091	1.06		1.12		0.54	(e)	92
Year ended 12/31/11	4.05	(0.01)	(0.35)	(0.36)	—	—	—	3.69	(8.89)	11	1.00		1.14		(0.36)		137
Series II
Six months ended 06/30/16	5.33	(0.02)	(0.11)	(0.13)	—	—	—	5.20	(2.44)	135,425	1.33	(d)	1.33	(d)	(0.67	)(d)	31
Year ended 12/31/15	5.74	(0.03)	0.08	0.05	—	(0.46)	(0.46)	5.33	1.04	158,684	1.32		1.32		(0.58)		62
Year ended 12/31/14	5.33	(0.03)	0.44	0.41	—	—	—	5.74	7.69	162,299	1.32		1.32		(0.61)		71
Year ended 12/31/13	3.91	(0.03)	1.46	1.43	(0.01)	—	(0.01)	5.33	36.60	172,478	1.33		1.33		(0.66)		76
Year ended 12/31/12	3.68	0.01 (e)	0.42	0.43	—	(0.20)	(0.20)	3.91	11.63	143,588	1.31		1.37		0.29	(e)	92
Year ended 12/31/11	4.06	(0.02)	(0.36)	(0.38)	—	—	—	3.68	(9.36)	65,080	1.25		1.39		(0.61)		137

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $158,450,343 and sold of $99,449,268 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Development Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $96,153 and $139,336 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes special cash dividends received of $3.92 per share owned of Aveta Inc. on August 16, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.28% and $0.00 and 0.03% for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$977.70	$5.31	$1,019.49	$5.42	1.08%
Series II	1,000.00	975.60	6.53	1,018.25	6.67	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Mid Cap Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Mid-Cap Growth Funds Index. The Board noted that performance of Series II shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series II shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. Invesco Advisers noted that the research effort for the Fund had been enhanced in 2013. The Trustees also reviewed

Invesco V.I. Mid Cap Growth Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series II shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Mid Cap Growth Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VISPI-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	3.62%
Series II Shares	3.52
S&P 500 Index▼ (Broad Market/Style-Specific Index)	3.84
Lipper VUF S&P 500 Funds Index¢ (Peer Group Index)	3.63

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/18/98)	5.23%
10 Years	7.15
5 Years	11.73
1 Year	3.57

Series II Shares
Inception (6/5/00)	3.68%
10 Years	6.88
5 Years	11.43
1 Year	3.26

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.41% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.93%
Advertising–0.16%
Interpublic Group of Cos., Inc. (The)	1,909	$44,098
Omnicom Group Inc.	1,127	91,839
		135,937

Aerospace & Defense–2.59%
Boeing Co. (The)	2,841	368,961
General Dynamics Corp.	1,362	189,645
Honeywell International Inc.	3,616	420,613
L-3 Communications Holdings, Inc.	364	53,395
Lockheed Martin Corp.	1,241	307,979
Northrop Grumman Corp.	855	190,049
Raytheon Co.	1,408	191,418
Rockwell Collins, Inc.	617	52,531
Textron Inc.	1,275	46,614
TransDigm Group, Inc.(b)	250	65,923
United Technologies Corp.	3,693	378,717
		2,265,845

Agricultural & Farm Machinery–0.13%
Deere & Co.	1,416	114,753

Agricultural Products–0.14%
Archer-Daniels-Midland Co.	2,788	119,577

Air Freight & Logistics–0.72%
C.H. Robinson Worldwide, Inc.	689	51,158
Expeditors International of Washington, Inc.	863	42,322
FedEx Corp.	1,184	179,707
United Parcel Service, Inc.–Class B	3,276	352,891
		626,078

Airlines–0.49%
Alaska Air Group, Inc.	584	34,041
American Airlines Group Inc.	2,743	77,654
Delta Air Lines, Inc.	3,653	133,079
Southwest Airlines Co.	3,030	118,806
United Continental Holdings Inc.(b)	1,592	65,336
		428,916

Alternative Carriers–0.08%
Level 3 Communications, Inc.(b)	1,393	71,726

Aluminum–0.07%
Alcoa Inc.	6,234	57,789

Apparel Retail–0.57%
Foot Locker, Inc.	659	36,153
Gap, Inc. (The)	1,113	23,618
L Brands, Inc.	1,200	80,556
Ross Stores, Inc.	1,906	108,051
TJX Cos., Inc. (The)	3,137	242,271

	Shares	Value
Apparel Retail–(continued)
Urban Outfitters, Inc.(b)	401	$11,027
		501,676

Apparel, Accessories & Luxury Goods–0.42%
Coach, Inc.	1,338	54,510
Hanesbrands, Inc.	1,791	45,008
Michael Kors Holdings Ltd.(b)	854	42,256
PVH Corp.	392	36,938
Ralph Lauren Corp.	269	24,108
Under Armour, Inc.–Class A(b)	868	34,833
Under Armour, Inc.–Class C(b)	872	31,753
VF Corp.	1,582	97,277
		366,683

Application Software–0.82%
Adobe Systems Inc.(b)	2,373	227,309
Autodesk, Inc.(b)	1,065	57,659
Citrix Systems, Inc.(b)	741	59,347
Intuit Inc.	1,213	135,383
salesforce.com, inc.(b)	3,022	239,977
		719,675

Asset Management & Custody Banks–1.02%
Affiliated Managers Group, Inc.(b)	254	35,755
Ameriprise Financial, Inc.	786	70,622
Bank of New York Mellon Corp. (The)	5,112	198,601
BlackRock, Inc.	596	204,148
Franklin Resources, Inc.	1,748	58,331
Invesco Ltd.(c)	2,007	51,259
Legg Mason, Inc.	518	15,276
Northern Trust Corp.	1,017	67,386
State Street Corp.	1,878	101,262
T. Rowe Price Group Inc.	1,177	85,886
		888,526

Auto Parts & Equipment–0.28%
BorgWarner, Inc.	1,032	30,465
Delphi Automotive PLC (United Kingdom)	1,294	81,004
Johnson Controls, Inc.	3,076	136,144
		247,613

Automobile Manufacturers–0.48%
Ford Motor Co.	18,522	232,822
General Motors Co.	6,650	188,195
		421,017

Automotive Retail–0.40%
Advance Auto Parts, Inc.	352	56,894
AutoNation, Inc.(b)	336	15,785
AutoZone, Inc.(b)	140	111,138
CarMax, Inc.(b)	919	45,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Automotive Retail–(continued)
O’Reilly Automotive, Inc.(b)	456	$123,622
		352,497

Biotechnology–2.87%
AbbVie Inc.	7,676	475,221
Alexion Pharmaceuticals, Inc.(b)	1,062	123,999
Amgen Inc.	3,565	542,415
Biogen Inc.(b)	1,038	251,009
Celgene Corp.(b)	3,676	362,564
Gilead Sciences, Inc.	6,321	527,298
Regeneron Pharmaceuticals, Inc.(b)	369	128,866
Vertex Pharmaceuticals Inc.(b)	1,173	100,901
		2,512,273

Brewers–0.10%
Molson Coors Brewing Co.–Class B	873	88,287

Broadcasting–0.23%
CBS Corp.–Class B	1,970	107,247
Discovery Communications, Inc.–Class A(b)	713	17,989
Discovery Communications, Inc.–Class C(b)	1,132	26,998
Scripps Networks Interactive Inc.–Class A	450	28,022
TEGNA Inc.	1,031	23,888
		204,144

Building Products–0.14%
Allegion PLC	462	32,077
Fortune Brands Home & Security Inc.	728	42,202
Masco Corp.	1,578	48,823
		123,102

Cable & Satellite–0.86%
Comcast Corp.–Class A	11,476	748,120

Casinos & Gaming–0.04%
Wynn Resorts Ltd.	391	35,440

Commodity Chemicals–0.14%
LyondellBasell Industries N.V.–Class A	1,619	120,486

Communications Equipment–0.98%
Cisco Systems, Inc.	23,875	684,974
F5 Networks, Inc.(b)	324	36,884
Harris Corp.	600	50,064
Juniper Networks, Inc.	1,700	38,233
Motorola Solutions, Inc.	764	50,401
		860,556

Computer & Electronics Retail–0.05%
Best Buy Co., Inc.	1,337	40,912

Construction & Engineering–0.09%
Fluor Corp.	659	32,475
Jacobs Engineering Group, Inc.(b)	590	29,388
Quanta Services, Inc.(b)	715	16,531
		78,394

	Shares	Value
Construction Machinery & Heavy Trucks–0.44%
Caterpillar Inc.	2,770	$209,994
Cummins Inc.	751	84,442
PACCAR Inc.	1,662	86,208
		380,644

Construction Materials–0.15%
Martin Marietta Materials, Inc.	300	57,600
Vulcan Materials Co.	631	75,947
		133,547

Consumer Electronics–0.05%
Garmin Ltd.	555	23,543
Harman International Industries, Inc.	333	23,916
		47,459

Consumer Finance–0.70%
American Express Co.	3,836	233,075
Capital One Financial Corp.	2,429	154,266
Discover Financial Services	1,955	104,768
Navient Corp.	1,584	18,929
Synchrony Financial (b)	3,957	100,033
		611,071

Data Processing & Outsourced Services–2.30%
Alliance Data Systems Corp.(b)	278	54,466
Automatic Data Processing, Inc.	2,161	198,531
Fidelity National Information Services, Inc.	1,316	96,963
Fiserv, Inc.(b)	1,054	114,601
Global Payments Inc.	742	52,964
MasterCard, Inc.–Class A	4,602	405,252
Paychex, Inc.	1,520	90,440
PayPal Holdings, Inc.(b)	5,234	191,093
Total System Services, Inc.	811	43,072
Visa Inc.–Class A	9,041	670,571
Western Union Co. (The)	2,355	45,169
Xerox Corp.	4,491	42,620
		2,005,742

Department Stores–0.12%
Kohl’s Corp.	889	33,711
Macy’s, Inc.	1,462	49,138
Nordstrom, Inc.	631	24,009
		106,858

Distillers & Vintners–0.21%
Brown-Forman Corp.–Class B	476	47,486
Constellation Brands, Inc.–Class A	836	138,274
		185,760

Distributors–0.14%
Genuine Parts Co.	709	71,786
LKQ Corp.(b)	1,477	46,821
		118,607

Diversified Banks–4.23%
Bank of America Corp.	48,760	647,045
Citigroup Inc.	13,931	590,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Diversified Banks–(continued)
Comerica Inc.	830	$34,138
JPMorgan Chase & Co.	17,357	1,078,564
U.S. Bancorp	7,702	310,622
Wells Fargo & Co.	21,931	1,037,994
		3,698,898

Diversified Chemicals–0.67%
Dow Chemical Co. (The)	5,329	264,904
E. I. du Pont de Nemours and Co.	4,145	268,596
Eastman Chemical Co.	712	48,345
		581,845

Diversified Metals & Mining–0.08%
Freeport-McMoRan Inc.	5,935	66,116

Diversified Support Services–0.05%
Cintas Corp.	410	40,233

Drug Retail–0.95%
CVS Health Corp.	5,097	487,987
Walgreens Boots Alliance, Inc.	4,101	341,490
		829,477

Electric Utilities–2.22%
Alliant Energy Corp.	1,078	42,797
American Electric Power Co., Inc.	2,331	163,380
Duke Energy Corp.	3,269	280,447
Edison International	1,545	120,000
Entergy Corp.	847	68,903
Eversource Energy	1,504	90,090
Exelon Corp.	4,365	158,711
FirstEnergy Corp.	2,042	71,286
NextEra Energy, Inc.	2,189	285,446
PG&E Corp.	2,353	150,404
Pinnacle West Capital Corp.	534	43,286
PPL Corp.	3,212	121,253
Southern Co. (The)	4,446	238,439
Xcel Energy, Inc.	2,410	107,920
		1,942,362

Electrical Components & Equipment–0.53%
Acuity Brands, Inc.	210	52,072
AMETEK, Inc.	1,107	51,177
Eaton Corp. PLC	2,173	129,793
Emerson Electric Co.	3,053	159,244
Rockwell Automation, Inc.	617	70,844
		463,130

Electronic Components–0.22%
Amphenol Corp.–Class A	1,460	83,702
Corning Inc.	5,103	104,509
		188,211

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	662	20,489

Electronic Manufacturing Services–0.11%
TE Connectivity Ltd. (Switzerland)	1,696	96,859

	Shares	Value
Environmental & Facilities Services–0.26%
Republic Services, Inc.	1,125	$57,724
Stericycle, Inc.(b)	402	41,856
Waste Management, Inc.	1,960	129,889
		229,469

Fertilizers & Agricultural Chemicals–0.36%
CF Industries Holdings, Inc.	1,105	26,630
FMC Corp.	643	29,777
Monsanto Co.	2,072	214,266
Mosaic Co. (The)	1,659	43,433
		314,106

Food Distributors–0.14%
Sysco Corp.	2,486	126,140

Food Retail–0.25%
Kroger Co. (The)	4,526	166,512
Whole Foods Market, Inc.	1,522	48,734
		215,246

Footwear–0.40%
NIKE, Inc.–Class B	6,319	348,809

Gas Utilities–0.04%
AGL Resources Inc.	579	38,197

General Merchandise Stores–0.49%
Dollar General Corp.	1,346	126,524
Dollar Tree, Inc.(b)	1,117	105,283
Target Corp.	2,796	195,217
		427,024

Gold–0.11%
Newmont Mining Corp.	2,517	98,465

Health Care Distributors–0.55%
AmerisourceBergen Corp.	869	68,929
Cardinal Health, Inc.	1,545	120,525
Henry Schein, Inc.(b)	394	69,659
McKesson Corp.	1,067	199,156
Patterson Cos. Inc.	394	18,869
		477,138

Health Care Equipment–2.37%
Abbott Laboratories	6,973	274,109
Baxter International Inc.	2,620	118,476
Becton, Dickinson and Co.	1,006	170,608
Boston Scientific Corp.(b)	6,440	150,503
C.R. Bard, Inc.	347	81,600
Edwards Lifesciences Corp.(b)	1,004	100,129
Hologic, Inc.(b)	1,174	40,620
Intuitive Surgical, Inc.(b)	179	118,392
Medtronic PLC	6,674	579,103
St. Jude Medical, Inc.	1,348	105,144
Stryker Corp.	1,490	178,547
Varian Medical Systems, Inc.(b)	459	37,744
Zimmer Biomet Holdings, Inc.	944	113,639
		2,068,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Facilities–0.19%
HCA Holdings, Inc.(b)	1,428	$109,970
Universal Health Services, Inc.–Class B	425	56,993
		166,963

Health Care REIT’s–0.37%
HCP, Inc.	2,216	78,402
Ventas, Inc.	1,604	116,803
Welltower Inc.	1,693	128,956
		324,161

Health Care Services–0.46%
DaVita HealthCare Partners Inc.(b)	773	59,768
Express Scripts Holding Co.(b)	3,002	227,552
Laboratory Corp. of America Holdings(b)	489	63,702
Quest Diagnostics Inc.	670	54,545
		405,567

Health Care Supplies–0.08%
DENTSPLY SIRONA Inc.	1,110	68,864

Health Care Technology–0.10%
Cerner Corp.(b)	1,427	83,622

Home Entertainment Software–0.23%
Activision Blizzard, Inc.	2,417	95,786
Electronic Arts Inc.(b)	1,430	108,337
		204,123

Home Furnishings–0.10%
Leggett & Platt, Inc.	653	33,375
Mohawk Industries, Inc.(b)	305	57,877
		91,252

Home Improvement Retail–1.24%
Home Depot, Inc. (The)	5,904	753,882
Lowe’s Cos., Inc.	4,205	332,910
		1,086,792

Homebuilding–0.14%
D.R. Horton, Inc.	1,586	49,927
Lennar Corp.–Class A	886	40,845
PulteGroup Inc.	1,490	29,040
		119,812

Homefurnishing Retail–0.04%
Bed Bath & Beyond Inc.	747	32,285

Hotel and Resort REIT’s–0.07%
Host Hotels & Resorts Inc.	3,592	58,226

Hotels, Resorts & Cruise Lines–0.35%
Carnival Corp.	2,080	91,936
Marriott International Inc.–Class A	916	60,878
Royal Caribbean Cruises Ltd.	795	53,384
Starwood Hotels & Resorts Worldwide, Inc.	799	59,086
Wyndham Worldwide Corp.	530	37,752
		303,036

Household Appliances–0.07%
Whirlpool Corp.	359	59,824

	Shares	Value
Household Products–2.02%
Church & Dwight Co., Inc.	608	$62,557
Clorox Co. (The)	612	84,695
Colgate-Palmolive Co.	4,238	310,222
Kimberly-Clark Corp.	1,708	234,816
Procter & Gamble Co. (The)	12,635	1,069,805
		1,762,095

Housewares & Specialties–0.12%
Newell Brands, Inc.	2,166	105,203

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	645	24,613

Hypermarkets & Super Centers–0.98%
Costco Wholesale Corp.	2,078	326,329
Wal-Mart Stores, Inc.	7,248	529,249
		855,578

Independent Power Producers & Energy Traders–0.07%
AES Corp. (The)	3,114	38,863
NRG Energy, Inc.	1,450	21,735
		60,598

Industrial Conglomerates–2.57%
3M Co.	2,878	503,995
Danaher Corp.	2,843	287,143
General Electric Co.(d)	43,651	1,374,134
Roper Technologies, Inc.	479	81,698
		2,246,970

Industrial Gases–0.32%
Air Products and Chemicals, Inc.	922	130,961
Praxair, Inc.	1,353	152,064
		283,025

Industrial Machinery–0.68%
Dover Corp.	746	51,713
Flowserve Corp.	617	27,870
Illinois Tool Works Inc.	1,534	159,781
Ingersoll-Rand PLC	1,221	77,753
Parker-Hannifin Corp.	638	68,936
Pentair PLC (United Kingdom)	856	49,896
Snap-on Inc.	275	43,401
Stanley Black & Decker Inc.	711	79,077
Xylem, Inc.	860	38,399
		596,826

Industrial REIT’s–0.14%
Prologis, Inc.	2,492	122,208

Insurance Brokers–0.49%
Aon PLC	1,256	137,193
Arthur J. Gallagher & Co.	854	40,650
Marsh & McLennan Cos., Inc.	2,473	169,302
Willis Towers Watson PLC	656	81,547
		428,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Integrated Oil & Gas–3.50%
Chevron Corp.	8,945	$937,704
Exxon Mobil Corp.	19,683	1,845,084
Occidental Petroleum Corp.	3,624	273,830
		3,056,618

Integrated Telecommunication Services–2.80%
AT&T Inc.(d)	29,222	1,262,683
CenturyLink Inc.	2,622	76,064
Frontier Communications Corp.	5,533	27,333
Verizon Communications Inc.	19,349	1,080,448
		2,446,528

Internet Retail–2.16%
Amazon.com, Inc.(b)	1,835	1,313,163
Expedia, Inc.	555	58,997
Netflix Inc.(b)	2,032	185,887
Priceline Group Inc. (The)(b)	234	292,128
TripAdvisor Inc.(b)	541	34,786
		1,884,961

Internet Software & Services–4.08%
Akamai Technologies, Inc.(b)	832	46,534
Alphabet Inc.–Class A(b)	1,393	980,017
Alphabet Inc.–Class C(b)	1,401	969,632
eBay Inc.(b)	5,016	117,425
Facebook Inc.–Class A(b)	10,973	1,253,994
VeriSign, Inc.(b)	462	39,945
Yahoo! Inc.(b)	4,133	155,235
		3,562,782

Investment Banking & Brokerage–0.73%
Charles Schwab Corp. (The)	5,694	144,115
E*TRADE Financial Corp.(b)	1,357	31,876
Goldman Sachs Group, Inc. (The)	1,832	272,198
Morgan Stanley	7,171	186,303
		634,492

IT Consulting & Other Services–1.34%
Accenture PLC–Class A	2,960	335,338
Cognizant Technology Solutions Corp.–Class A(b)	2,875	164,565
CSRA Inc.	650	15,230
International Business Machines Corp.	4,191	636,110
Teradata Corp.(b)	629	15,769
		1,167,012

Leisure Products–0.11%
Hasbro, Inc.	540	45,355
Mattel, Inc.	1,639	51,284
		96,639

Life & Health Insurance–0.76%
Aflac, Inc.	1,964	141,722
Lincoln National Corp.	1,133	43,926
MetLife, Inc.	5,214	207,674
Principal Financial Group, Inc.	1,278	52,539
Prudential Financial, Inc.	2,097	149,600
Torchmark Corp.	531	32,827

	Shares	Value
Life & Health Insurance–(continued)
Unum Group	1,127	$35,827
		664,115

Life Sciences Tools & Services–0.60%
Agilent Technologies, Inc.	1,554	68,935
Illumina, Inc.(b)	697	97,845
PerkinElmer, Inc.	516	27,049
Thermo Fisher Scientific, Inc.	1,867	275,868
Waters Corp.(b)	390	54,853
		524,550

Managed Health Care–1.54%
Aetna Inc.	1,663	203,102
Anthem, Inc.	1,247	163,781
Centene Corp.(b)	818	58,381
Cigna Corp.	1,216	155,636
Humana Inc.	706	126,995
UnitedHealth Group Inc.	4,512	637,094
		1,344,989

Metal & Glass Containers–0.08%
Ball Corp.	824	59,567
Owens-Illinois, Inc.(b)	791	14,246
		73,813

Motorcycle Manufacturers–0.05%
Harley-Davidson, Inc.	877	39,728

Movies & Entertainment–1.41%
Time Warner Inc.	3,732	274,451
Twenty-First Century Fox, Inc.–Class A	5,198	140,606
Twenty-First Century Fox, Inc.–Class B	2,045	55,726
Viacom Inc.–Class B	1,644	68,177
Walt Disney Co. (The)	7,084	692,957
		1,231,917

Multi-Line Insurance–0.51%
American International Group, Inc.	5,311	280,899
Assurant, Inc.	299	25,807
Hartford Financial Services Group, Inc. (The)	1,866	82,813
Loews Corp.	1,290	53,006
		442,525

Multi-Sector Holdings–1.51%
Berkshire Hathaway Inc.–Class B(b)	8,894	1,287,762
Leucadia National Corp.	1,624	28,144
		1,315,906

Multi-Utilities–1.21%
Ameren Corp.	1,150	61,617
CenterPoint Energy, Inc.	2,015	48,360
CMS Energy Corp.	1,336	61,269
Consolidated Edison, Inc.	1,442	115,995
Dominion Resources, Inc.	2,924	227,867
DTE Energy Co.	850	84,252
NiSource Inc.	1,525	40,443
Public Service Enterprise Group Inc.	2,400	111,864
SCANA Corp.	677	51,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
Sempra Energy	1,124	$128,159
TECO Energy, Inc.	1,135	31,371
WEC Energy Group, Inc.	1,497	97,754
		1,060,173

Office REIT’s–0.26%
Boston Properties, Inc.	728	96,023
SL Green Realty Corp.	481	51,212
Vornado Realty Trust	841	84,201
		231,436

Office Services & Supplies–0.02%
Pitney Bowes Inc.	917	16,323

Oil & Gas Drilling–0.07%
Diamond Offshore Drilling, Inc.	305	7,421
Helmerich & Payne, Inc.	511	34,303
Transocean Ltd.	1,582	18,810
		60,534

Oil & Gas Equipment & Services–1.02%
Baker Hughes Inc.	2,077	93,735
FMC Technologies, Inc.(b)	1,073	28,617
Halliburton Co.	4,062	183,968
National Oilwell Varco Inc.	1,811	60,940
Schlumberger Ltd.	6,595	521,533
		888,793

Oil & Gas Exploration & Production–1.72%
Anadarko Petroleum Corp.	2,422	128,971
Apache Corp.	1,795	99,928
Cabot Oil & Gas Corp.	2,206	56,782
Chesapeake Energy Corp.(b)	2,732	11,693
Cimarex Energy Co.	456	54,410
Concho Resources Inc.(b)	617	73,590
ConocoPhillips	5,877	256,237
Devon Energy Corp.	2,486	90,118
EOG Resources, Inc.	2,611	217,810
EQT Corp.	819	63,415
Hess Corp.	1,250	75,125
Marathon Oil Corp.	4,022	60,370
Murphy Oil Corp.	795	25,241
Newfield Exploration Co.(b)	932	41,176
Noble Energy, Inc.	2,033	72,924
Pioneer Natural Resources Co.	775	117,188
Range Resources Corp.	817	35,245
Southwestern Energy Co.(b)	1,792	22,543
		1,502,766

Oil & Gas Refining & Marketing–0.49%
Marathon Petroleum Corp.	2,514	95,431
Phillips 66	2,219	176,056
Tesoro Corp.	568	42,555
Valero Energy Corp.	2,229	113,679
		427,721

Oil & Gas Storage & Transportation–0.51%
Columbia Pipeline Group, Inc.	1,927	49,119
Kinder Morgan Inc.	8,685	162,583

	Shares	Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.	996	$47,260
Spectra Energy Corp.	3,238	118,608
Williams Cos., Inc. (The)	3,241	70,103
		447,673

Packaged Foods & Meats–1.70%
Campbell Soup Co.	850	56,550
ConAgra Foods, Inc.	2,070	98,967
General Mills, Inc.(d)	2,820	201,122
Hershey Co. (The)	666	75,584
Hormel Foods Corp.	1,302	47,653
JM Smucker Co. (The)	567	86,416
Kellogg Co.	1,195	97,572
Kraft Heinz Co. (The)	2,827	250,133
McCormick & Co., Inc.	555	59,202
Mead Johnson Nutrition Co.	885	80,314
Mondelez International, Inc.–Class A	7,366	335,227
Tyson Foods, Inc.–Class A	1,425	95,176
		1,483,916

Paper Packaging–0.23%
Avery Dennison Corp.	422	31,545
International Paper Co.	1,950	82,641
Sealed Air Corp.	934	42,936
WestRock Co.	1,198	46,566
		203,688

Personal Products–0.11%
Estee Lauder Cos. Inc. (The)–Class A	1,055	96,026

Pharmaceuticals–5.76%
Allergan PLC(b)	1,876	433,525
Bristol-Myers Squibb Co.	7,923	582,737
Eli Lilly and Co.	4,605	362,644
Endo International PLC(b)	1,005	15,668
Johnson & Johnson	13,056	1,583,693
Mallinckrodt PLC(b)	529	32,152
Merck & Co., Inc.	13,139	756,938
Mylan N.V.(b)	2,026	87,604
Perrigo Co. PLC	678	61,474
Pfizer Inc.	28,789	1,013,661
Zoetis Inc.	2,166	102,798
		5,032,894

Property & Casualty Insurance–0.88%
Allstate Corp. (The)	1,776	124,231
Chubb Ltd.	2,203	287,954
Cincinnati Financial Corp.	712	53,322
Progressive Corp. (The)	2,766	92,661
Travelers Cos., Inc. (The)	1,387	165,109
XL Group PLC	1,378	45,901
		769,178

Publishing–0.03%
News Corp.–Class A	1,820	20,657
News Corp.–Class B	543	6,337
		26,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Railroads–0.72%
CSX Corp.	4,536	$118,299
Kansas City Southern	522	47,027
Norfolk Southern Corp.	1,402	119,352
Union Pacific Corp.	3,982	347,430
		632,108

Real Estate Services–0.04%
CBRE Group, Inc.–Class A(b)	1,401	37,099

Regional Banks–0.92%
BB&T Corp.	3,876	138,024
Citizens Financial Group Inc.	2,510	50,150
Fifth Third Bancorp	3,643	64,081
Huntington Bancshares Inc.	3,834	34,276
KeyCorp	3,997	44,167
M&T Bank Corp.	753	89,027
People’s United Financial Inc.	1,485	21,770
PNC Financial Services Group, Inc. (The)	2,369	192,813
Regions Financial Corp.	6,010	51,145
SunTrust Banks, Inc.	2,377	97,647
Zions Bancorp.	970	24,376
		807,476

Research & Consulting Services–0.28%
Dun & Bradstreet Corp. (The)	177	21,566
Equifax Inc.	571	73,316
Nielsen Holdings PLC	1,711	88,921
Verisk Analytics, Inc.–Class A(b)	744	60,323
		244,126

Residential REIT’s–0.44%
Apartment Investment & Management Co.–Class A	754	33,297
AvalonBay Communities, Inc.	650	117,253
Equity Residential	1,734	119,438
Essex Property Trust, Inc.	314	71,620
UDR, Inc.	1,267	46,778
		388,386

Restaurants–1.31%
Chipotle Mexican Grill, Inc.(b)	137	55,178
Darden Restaurants, Inc.	540	34,204
McDonald’s Corp.	4,166	501,337
Starbucks Corp.	6,953	397,155
Yum! Brands, Inc.	1,933	160,284
		1,148,158

Retail REIT’s–0.75%
Federal Realty Investment Trust	335	55,459
General Growth Properties, Inc.	2,766	82,482
Kimco Realty Corp.	1,991	62,478
Macerich Co. (The)	598	51,063
Realty Income Corp.	1,222	84,758
Simon Property Group, Inc.	1,467	318,192
		654,432

Security & Alarm Services–0.10%
Tyco International PLC	2,018	85,967

	Shares	Value
Semiconductor Equipment–0.28%
Applied Materials, Inc.	5,169	$123,901
KLA-Tencor Corp.	749	54,864
Lam Research Corp.	765	64,306
		243,071

Semiconductors–2.53%
Analog Devices, Inc.	1,458	82,581
Broadcom Ltd. (Singapore)	1,759	273,349
First Solar, Inc.(b)	374	18,132
Intel Corp.	22,414	735,179
Linear Technology Corp.	1,153	53,649
Microchip Technology Inc.	1,028	52,181
Micron Technology, Inc.(b)	4,902	67,451
NVIDIA Corp.	2,407	113,153
Qorvo, Inc.(b)	617	34,095
QUALCOMM, Inc.	6,972	373,490
Skyworks Solutions, Inc.	902	57,079
Texas Instruments Inc.	4,764	298,465
Xilinx, Inc.	1,203	55,494
		2,214,298

Soft Drinks–2.01%
Coca-Cola Co. (The)	18,482	837,789
Dr Pepper Snapple Group, Inc.	881	85,131
Monster Beverage Corp.(b)	667	107,193
PepsiCo, Inc.	6,855	726,219
		1,756,332

Specialized Consumer Services–0.03%
H&R Block, Inc.	1,061	24,403

Specialized Finance–0.62%
CME Group Inc.–Class A	1,606	156,424
Intercontinental Exchange, Inc.	564	144,362
Moody’s Corp.	801	75,062
Nasdaq, Inc.	552	35,698
S&P Global Inc.	1,255	134,611
		546,157

Specialized REIT’s–1.12%
American Tower Corp.	2,014	228,811
Crown Castle International Corp.	1,598	162,085
Digital Realty Trust, Inc.	695	75,748
Equinix, Inc.	328	127,175
Extra Space Storage Inc.	602	55,709
Iron Mountain Inc.	1,133	45,127
Public Storage	698	178,402
Weyerhaeuser Co.	3,518	104,731
		977,788

Specialty Chemicals–0.55%
Albemarle Corp.	533	42,272
Ecolab Inc.	1,252	148,487
International Flavors & Fragrances Inc.	377	47,529
PPG Industries, Inc.	1,262	131,437
Sherwin-Williams Co. (The)	372	109,245
		478,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Specialty Stores–0.25%
Signet Jewelers Ltd.	377	$31,069
Staples, Inc.	3,057	26,351
Tiffany & Co.	530	32,139
Tractor Supply Co.	632	57,626
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	295	71,874
		219,059

Steel–0.09%
Nucor Corp.	1,508	74,510

Systems Software–3.07%
CA, Inc.	1,426	46,816
Microsoft Corp.	37,313	1,909,306
Oracle Corp.	14,773	604,659
Red Hat, Inc.(b)	860	62,436
Symantec Corp.	2,941	60,408
		2,683,625

Technology Hardware, Storage & Peripherals–3.56%
Apple Inc.	26,000	2,485,600
EMC Corp.	9,271	251,893
Hewlett Packard Enterprise Co.	7,887	144,096
HP Inc.	8,119	101,893
NetApp, Inc.	1,371	33,713
Seagate Technology PLC	1,415	34,469
Western Digital Corp.	1,352	63,896
		3,115,560

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	1,261	32,357

	Shares	Value
Tobacco–1.83%
Altria Group, Inc.	9,286	$640,363
Philip Morris International Inc.	7,363	748,964
Reynolds American Inc.	3,928	211,837
		1,601,164

Trading Companies & Distributors–0.17%
Fastenal Co.	1,390	61,702
United Rentals, Inc.(b)	428	28,719
W.W. Grainger, Inc.	266	60,448
		150,869

Trucking–0.06%
J.B. Hunt Transport Services, Inc.	421	34,072
Ryder System, Inc.	268	16,385
		50,457

Water Utilities–0.08%
American Water Works Co., Inc.	842	71,157
Total Common Stocks & Other Equity Interests (Cost $33,563,831)		86,453,092

Money Market Funds–1.20%
Liquid Assets Portfolio–Institutional Class, 0.44%(e)	526,845	526,845
Premier Portfolio–Institutional Class, 0.40%(e)	526,844	526,844
Total Money Market Funds (Cost $1,053,689)		1,053,689
TOTAL INVESTMENTS–100.13% (Cost $34,617,520)		87,506,781
OTHER ASSETS LESS LIABILITIES–(0.13)%		(117,480)
NET ASSETS–100.00%		$87,389,301

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Information Technology	19.6%
Financials	15.6
Health Care	14.5
Consumer Discretionary	12.1
Consumer Staples	10.4
Industrials	10.1
Energy	7.3
Utilities	3.6
Telecommunication Services	2.9
Materials	2.8
Money Market Funds Plus Other Assets Less Liabilities	1.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $33,515,029)	$86,401,833
Investments in affiliates, at value (Cost $1,102,491)	1,104,948
Total investments, at value (Cost $34,617,520)	87,506,781
Receivable for:
Variation margin — futures	11,700
Fund shares sold	5,449
Dividends	99,420
Investment for trustee deferred compensation and retirement plans	28,434
Other assets	8,326
Total assets	87,660,110

Liabilities:
Payable for:
Investments purchased	96,056
Fund shares reacquired	35,136
Accrued fees to affiliates	81,879
Accrued trustees’ and officers’ fees and benefits	631
Accrued other operating expenses	21,149
Trustee deferred compensation and retirement plans	35,958
Total liabilities	270,809
Net assets applicable to shares outstanding	$87,389,301

Net assets consist of:
Shares of beneficial interest	$25,546,452
Undistributed net investment income	2,070,883
Undistributed net realized gain	6,876,901
Net unrealized appreciation	52,895,065
$87,389,301

Net Assets:
Series I	$34,381,346
Series II	$53,007,955

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,001,812
Series II	3,105,840
Series I:
Net asset value per share	$17.18
Series II:
Net asset value per share	$17.07

Investment income:
Dividends	$995,974
Dividends from affiliates	3,414
Total investment income	999,388

Expenses:
Advisory fees	52,576
Administrative services fees	73,172
Custodian fees	6,199
Distribution fees — Series II	67,110
Transfer agent fees	1,794
Trustees’ and officers’ fees and benefits	9,715
Licensing fees	8,568
Reports to shareholders	1,928
Professional services fees	14,757
Other	4,632
Total expenses	240,451
Less: Fees waived	(980)
Net expenses	239,471
Net investment income	759,917

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,890,554
Futures contracts	(103,005)
3,787,549
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,705,182)
Futures contracts	14,294
(1,690,888)
Net realized and unrealized gain	2,096,661
Net increase in net assets resulting from operations	$2,856,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$759,917	$1,460,671
Net realized gain	3,787,549	6,973,678
Change in net unrealized appreciation (depreciation)	(1,690,888)	(7,733,614)
Net increase in net assets resulting from operations	2,856,578	700,735

Distributions to shareholders from net investment income:
Series I	—	(638,662)
Series ll	—	(862,269)
Total distributions from net investment income	—	(1,500,931)

Distributions to shareholders from net realized gains:
Series l	—	(3,192,162)
Series ll	—	(5,107,570)
Total distributions from net realized gains	—	(8,299,732)

Share transactions–net:
Series l	(2,398,277)	1,353,111
Series ll	(6,923,552)	249,473
Net increase (decrease) in net assets resulting from share transactions	(9,321,829)	1,602,584
Net increase (decrease) in net assets	(6,465,251)	(7,497,344)

Net assets:
Beginning of period	93,854,552	101,351,896
End of period (includes undistributed net investment income of $2,070,883 and $1,310,966, respectively)	$87,389,301	$93,854,552

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. S&P 500 Index Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. S&P 500 Index Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. S&P 500 Index Fund

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $980.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,863 for accounting and fund administrative services and reimbursed $48,309 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$87,506,781	$—	$—	$87,506,781
Futures Contracts*	5,805	—	—	5,805
Total Investments	$87,512,586	$—	$—	$87,512,586

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity Risk:
Futures contracts(a)	$5,805	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Invesco V.I. S&P 500 Index Fund

Effect of Derivative Investments for the six months ended June 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity risk	$(103,005)
Change in Unrealized Appreciation:
Equity risk	14,294
Total	$(88,711)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,257,211

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	10	September-2016	$1,045,100	$5,805

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended June 30, 2016.

	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 06/30/16	Dividend Income
Invesco Ltd.	$72,551	$—	$(4,653)	$(17,173)	$534	$51,259	$1,147

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

Invesco V.I. S&P 500 Index Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $1,735,400 and $8,300,499, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$50,407,519
Aggregate unrealized (depreciation) of investment securities	(1,155,203)
Net unrealized appreciation of investment securities	$49,252,316

Cost of investments for tax purposes is $38,254,465.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	22,509	$365,903	198,942	$3,658,032
Series II	80,428	1,291,709	829,156	14,909,372

Issued as reinvestment of dividends:
Series I	—	—	245,490	3,829,645
Series II	—	—	384,407	5,969,839

Reacquired:
Series I	(167,429)	(2,764,180)	(332,597)	(6,134,566)
Series II	(507,379)	(8,215,261)	(1,135,870)	(20,629,738)
Net increase (decrease) in share activity	(571,871)	$(9,321,829)	189,528	$1,602,584

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$16.58	$0.15	$0.45	$0.60	$—	$—	$—	$17.18	3.62%	$34,381	0.40	%(d)	0.40	%(d)	1.88	%(d)	2%
Year ended 12/31/15	18.52	0.30	(0.24)	0.06	(0.33)	(1.67)	(2.00)	16.58	1.03	35,586	0.41		0.41		1.66		7
Year ended 12/31/14	16.66	0.28	1.92	2.20	(0.34)	—	(0.34)	18.52	13.32	37,685	0.41		0.41		1.62		3
Year ended 12/31/13	12.89	0.24	3.84	4.08	(0.31)	—	(0.31)	16.66	31.91	36,853	0.41		0.41		1.63		4
Year ended 12/31/12	11.36	0.25	1.54	1.79	(0.26)	—	(0.26)	12.89	15.77	32,634	0.33		0.39		1.97		4
Year ended 12/31/11	11.42	0.21	(0.04)	0.17	(0.23)	—	(0.23)	11.36	1.76	32,889	0.28		0.31		1.81		4
Series II
Six months ended 06/30/16	16.49	0.13	0.45	0.58	—	—	—	17.07	3.52	53,008	0.65	(d)	0.65	(d)	1.63	(d)	2
Year ended 12/31/15	18.43	0.25	(0.24)	0.01	(0.28)	(1.67)	(1.95)	16.49	0.72	58,268	0.66		0.66		1.41		7
Year ended 12/31/14	16.58	0.24	1.90	2.14	(0.29)	—	(0.29)	18.43	13.02	63,667	0.66		0.66		1.37		3
Year ended 12/31/13	12.83	0.20	3.82	4.02	(0.27)	—	(0.27)	16.58	31.55	67,793	0.66		0.66		1.38		4
Year ended 12/31/12	11.30	0.22	1.54	1.76	(0.23)	—	(0.23)	12.83	15.52	64,657	0.58		0.64		1.72		4
Year ended 12/31/11	11.35	0.18	(0.03)	0.15	(0.20)	—	(0.20)	11.30	1.53	67,378	0.53		0.56		1.56		4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $34,125 and $53,983 for Series I, Series II shares, respectively.

Invesco V.I. S&P 500 Index Fund

NOTE 12—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,036.20	$2.03	$1,022.87	$2.01	0.40%
Series II	1,000.00	1,035.20	3.29	1,021.63	3.27	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. S&P 500 Index Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund S&P 500 Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one and three year periods and in the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. S&P 500 Index Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco

Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. S&P 500 Index Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VISCE-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	1.08%
Series II Shares	0.94
S&P 500 Index▼ (Broad Market Index)	3.84
Russell 2000 Index▼ (Style-Specific Index)	2.22
Lipper VUF Small-Cap Core Funds Index¢ (Peer Group Index)	3.78

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (8/29/03)	8.07%
10 Years	6.22
5 Years	6.58
1 Year	-9.66

Series II Shares
Inception (8/29/03)	7.82%
10 Years	5.96
5 Years	6.31
1 Year	-9.91

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–97.36%
Air Freight & Logistics–0.93%
Forward Air Corp.	61,087	$2,720,204

Alternative Carriers–1.06%
Iridium Communications Inc.(b)(c)	347,357	3,084,530

Apparel, Accessories & Luxury Goods–0.96%
Columbia Sportswear Co.	48,450	2,787,813

Application Software–3.79%
Blackbaud, Inc.	51,281	3,481,980
Bottomline Technologies (de), Inc.(c)	35,316	760,354
MicroStrategy Inc.–Class A(c)	14,458	2,530,439
SS&C Technologies Holdings, Inc.	86,904	2,440,264
Verint Systems Inc.(c)	55,034	1,823,276
		11,036,313

Asset Management & Custody Banks–1.12%
Janus Capital Group Inc.	235,241	3,274,555

Auto Parts & Equipment–0.91%
Visteon Corp.	40,150	2,642,272

Biotechnology–0.59%
Retrophin, Inc.(c)	96,916	1,726,074

Broadcasting–0.93%
Nexstar Broadcasting Group, Inc.–Class A(b)	56,725	2,698,976

Building Products–2.33%
Apogee Enterprises, Inc.	87,469	4,054,188
Trex Co., Inc.(c)	61,199	2,749,059
		6,803,247

Casinos & Gaming–1.06%
Boyd Gaming Corp.(c)	167,429	3,080,694

Construction & Engineering–2.36%
Dycom Industries, Inc.(c)	53,630	4,813,829
Primoris Services Corp.	108,991	2,063,199
		6,877,028

Construction Materials–0.99%
Eagle Materials Inc.	37,331	2,880,087

Data Processing & Outsourced Services–3.06%
DST Systems, Inc.	22,251	2,590,684
Genpact Ltd.(c)	107,161	2,876,201
Jack Henry & Associates, Inc.	39,742	3,468,285
		8,935,170

Diversified Support Services–0.97%
Mobile Mini, Inc.	81,248	2,814,431

	Shares	Value
Electrical Components & Equipment–2.13%
EnerSys	58,612	$3,485,656
Generac Holdings, Inc.(c)	78,278	2,736,599
		6,222,255

Electronic Components–0.82%
Belden Inc.	39,617	2,391,678

Electronic Equipment & Instruments–1.03%
Coherent, Inc.(c)	32,777	3,008,273

Environmental & Facilities Services–2.01%
ABM Industries Inc.	28,488	1,039,242
Team, Inc.(c)	69,472	1,724,990
Waste Connections, Inc. (Canada)	43,161	3,109,750
		5,873,982

Gas Utilities–1.36%
UGI Corp.	87,387	3,954,262

Health Care Equipment–3.89%
Analogic Corp.	38,638	3,069,403
Globus Medical, Inc.–Class A(c)	128,989	3,073,808
Hill-Rom Holdings, Inc.	69,011	3,481,605
Wright Medical Group N.V.(c)	98,291	1,707,314
		11,332,130

Health Care Facilities–1.08%
Community Health Systems Inc.(c)	37,992	457,804
LifePoint Health, Inc.(c)	41,239	2,695,793
		3,153,597

Health Care Services–0.75%
Team Health Holdings, Inc.(c)	54,047	2,198,092

Health Care Technology–1.85%
HMS Holdings Corp.(c)	141,496	2,491,744
Press Ganey Holdings, Inc.(c)	73,608	2,896,475
		5,388,219

Home Entertainment Software–1.18%
Take-Two Interactive Software, Inc.(c)	90,795	3,442,946

Home Furnishings–1.02%
La-Z-Boy Inc.	106,825	2,971,872

Homebuilding–0.39%
Beazer Homes USA, Inc.(c)	148,158	1,148,225

Household Appliances–1.35%
Helen of Troy Ltd.(c)	38,194	3,927,871

Industrial Machinery–2.29%
Albany International Corp.–Class A	86,647	3,459,815
Watts Water Technologies, Inc.–Class A	55,250	3,218,865
		6,678,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Investment Banking & Brokerage–1.25%
E*TRADE Financial Corp.(c)	154,987	$3,640,645

IT Consulting & Other Services–0.68%
Luxoft Holding, Inc.(c)	38,024	1,978,008

Leisure Facilities–1.06%
Vail Resorts, Inc.	22,436	3,101,328

Life & Health Insurance–1.03%
CNO Financial Group, Inc.	171,444	2,993,412

Life Sciences Tools & Services–2.28%
Bio-Techne Corp.	33,733	3,804,070
Cambrex Corp.(c)	55,026	2,846,495
		6,650,565

Multi-Line Insurance–1.61%
American Financial Group, Inc.	42,073	3,110,457
Horace Mann Educators Corp.	47,179	1,594,178
		4,704,635

Office Services & Supplies–0.80%
Pitney Bowes Inc.	131,315	2,337,407

Oil & Gas Drilling–0.66%
Precision Drilling Corp. (Canada)	365,033	1,934,675

Oil & Gas Equipment & Services–2.19%
Forum Energy Technologies Inc.(c)	154,406	2,672,768
Superior Energy Services, Inc.	201,852	3,716,095
		6,388,863

Oil & Gas Exploration & Production–3.60%
Energen Corp.	74,374	3,585,571
Newfield Exploration Co.(c)	79,970	3,533,075
RSP Permian Inc.(c)	96,641	3,371,804
		10,490,450

Oil & Gas Storage & Transportation–0.06%
Scorpio Tankers Inc. (Monaco)	43,846	184,153

Packaged Foods & Meats–2.41%
Pinnacle Foods Inc.	85,838	3,973,441
TreeHouse Foods, Inc.(c)	29,873	3,066,463
		7,039,904

Paper Packaging–1.48%
Graphic Packaging Holding Co.	344,208	4,316,368

Pharmaceuticals–1.52%
Impax Laboratories, Inc.(c)	78,674	2,267,385
Phibro Animal Health Corp.–Class A	86,568	1,615,359
Supernus Pharmaceuticals Inc.(c)	27,061	551,232
		4,433,976

Property & Casualty Insurance–1.11%
Hanover Insurance Group Inc. (The)	38,387	3,248,308

	Shares	Value
Real Estate Services–1.43%
Jones Lang LaSalle Inc.	19,252	$1,876,107
Kennedy-Wilson Holdings Inc.	121,604	2,305,612
		4,181,719

Regional Banks–10.85%
Bank of the Ozarks, Inc.	72,919	2,735,921
BankUnited, Inc.	83,775	2,573,568
East West Bancorp, Inc.	86,908	2,970,515
Glacier Bancorp, Inc.	104,148	2,768,254
Great Western Bancorp, Inc.	95,751	3,019,987
IBERIABANK Corp.	46,589	2,782,761
Pinnacle Financial Partners, Inc.	57,763	2,821,723
PrivateBancorp, Inc.	70,349	3,097,466
Synovus Financial Corp.	93,959	2,723,871
Webster Financial Corp.	83,134	2,822,399
Western Alliance Bancorp(c)	101,409	3,311,004
		31,627,469

Restaurants–4.08%
Cracker Barrel Old Country Store, Inc.(b)	18,948	3,249,014
Panera Bread Co.–Class A(c)	13,468	2,854,408
Papa John’s International, Inc.	49,474	3,364,232
Sonic Corp.	89,401	2,418,297
		11,885,951

Semiconductor Equipment–2.20%
Entegris Inc.(c)	232,103	3,358,531
Tessera Technologies Inc.	99,335	3,043,624
		6,402,155

Semiconductors–2.97%
Intersil Corp.–Class A	211,741	2,866,973
MA-COM Technology Solutions Holdings Inc.(c)	82,689	2,727,083
Microsemi Corp.(c)	94,156	3,077,018
		8,671,074

Specialized REIT’s–2.19%
CubeSmart	123,818	3,823,500
Geo Group Inc. (The)	74,948	2,561,722
		6,385,222

Specialty Chemicals–3.37%
Minerals Technologies Inc.	53,792	3,055,385
PolyOne Corp.	84,265	2,969,499
Sensient Technologies Corp.	53,669	3,812,646
		9,837,530

Specialty Stores–2.97%
GNC Holdings, Inc.–Class A	85,486	2,076,455
Michaels Cos., Inc. (The)(c)	138,021	3,925,317
Sally Beauty Holdings, Inc.(c)	89,930	2,644,841
		8,646,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Technology Distributors–1.07%
Tech Data Corp.(c)	43,302	$3,111,249

Technology Hardware, Storage & Peripherals–0.72%
Cray, Inc.(c)	70,488	2,109,001

Trucking–1.56%
Celadon Group, Inc.	128,020	1,045,923
Heartland Express, Inc.(b)	14,432	250,973
Old Dominion Freight Line, Inc.(c)	53,686	3,237,802
		4,534,698
Total Common Stocks & Other Equity Interests (Cost $249,430,638)		283,888,854

Money Market Funds–1.52%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	2,205,311	2,205,311
Premier Portfolio–Institutional Class, 0.40%(d)	2,205,311	2,205,311
Total Money Market Funds (Cost $4,410,622)		4,410,622
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.88% (Cost $253,841,260)		288,299,476

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.50%
Liquid Assets Portfolio–Institutional Class, 0.44% (Cost $7,290,209)(d)(e)	7,290,209	$7,290,209
TOTAL INVESTMENTS–101.38% (Cost $261,131,469)		295,589,685
OTHER ASSETS LESS LIABILITIES–(1.38)%		(4,010,103)
NET ASSETS–100.00%		$291,579,582

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at June 30, 2016.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	20.6%
Information Technology	17.5
Industrials	15.4
Consumer Discretionary	14.7
Health Care	12.0
Energy	6.5
Materials	5.8
Consumer Staples	2.4
Utilities	1.4
Telecommunication Services	1.1
Money Market Funds Plus Other Assets Less Liabilities	2.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $249,430,638)*	$283,888,854
Investments in affiliated money market funds, at value and cost	11,700,831
Total investments, at value (Cost $261,131,469)	295,589,685
Receivable for:
Investments sold	4,537,891
Fund shares sold	85,459
Dividends	186,197
Investment for trustee deferred compensation and retirement plans	68,652
Other assets	894
Total assets	300,468,778

Liabilities:
Payable for:
Investments purchased	537,067
Fund shares reacquired	533,153
Collateral upon return of securities loaned	7,290,209
Accrued fees to affiliates	429,008
Accrued trustees’ and officers’ fees and benefits	712
Accrued other operating expenses	21,158
Trustee deferred compensation and retirement plans	77,889
Total liabilities	8,889,196
Net assets applicable to shares outstanding	$291,579,582

Net assets consist of:
Shares of beneficial interest	$230,717,310
Undistributed net investment income	(5,593)
Undistributed net realized gain	26,409,649
Net unrealized appreciation	34,458,216
$291,579,582

Net Assets:
Series I	$156,448,169
Series II	$135,131,413

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,774,987
Series II	7,892,523
Series I:
Net asset value per share	$17.83
Series II:
Net asset value per share	$17.12

*	At June 30, 2016, securities with an aggregate value of $7,094,468 were on loan to brokers.

Investment income:
Dividends	$1,689,227
Dividends from affiliated money market funds (includes securities lending income of $34,873)	46,662
Total investment income	1,735,889

Expenses:
Advisory fees	1,059,732
Administrative services fees	381,810
Custodian fees	7,738
Distribution fees — Series II	159,850
Transfer agent fees	22,609
Trustees’ and officers’ fees and benefits	12,129
Reports to shareholders	1,939
Professional services fees	24,656
Other	5,072
Total expenses	1,675,535
Less: Fees waived	(4,091)
Net expenses	1,671,444
Net investment income	64,445

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	4,930,135
Change in net unrealized appreciation (depreciation) of investment securities	(1,437,594)
Net realized and unrealized gain	3,492,541
Net increase in net assets resulting from operations	$3,556,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income (loss)	$64,445	$(307,179)
Net realized gain	4,930,135	22,151,222
Change in net unrealized appreciation (depreciation)	(1,437,594)	(39,686,407)
Net increase (decrease) in net assets resulting from operations	3,556,986	(17,842,364)

Distributions to shareholders from net realized gains:
Series l	—	(36,411,380)
Series ll	—	(27,998,152)
Total distributions from net realized gains	—	(64,409,532)

Share transactions–net:
Series l	(12,030,834)	8,405,839
Series ll	5,032,123	19,398,854
Net increase (decrease) in net assets resulting from share transactions	(6,998,711)	27,804,693
Net increase (decrease) in net assets	(3,441,725)	(54,447,203)

Net assets:
Beginning of period	295,021,307	349,468,510
End of period (includes undistributed net investment income (loss) of $(5,593) and $(70,038), respectively)	$291,579,582	$295,021,307

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Small Cap Equity Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Small Cap Equity Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. Small Cap Equity Fund

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $4,091.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $35,288 for accounting and fund administrative services and reimbursed $346,522 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $15 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities purchases of $1,661,917.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Small Cap Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $52,497,693 and $64,530,672, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$54,086,768
Aggregate unrealized (depreciation) of investment securities	(19,816,332)
Net unrealized appreciation of investment securities	$34,270,436

Cost of investments for tax purposes is $261,319,249.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	726,965	$12,009,811	1,161,619	$25,722,497
Series II	961,828	15,876,034	1,002,522	22,174,509

Issued as reinvestment of dividends:
Series I	—	—	2,050,190	36,411,380
Series II	—	—	1,638,277	27,998,152

Reacquired:
Series I	(1,386,458)	(24,040,645)	(2,406,303)	(53,728,038)
Series II	(652,933)	(10,843,911)	(1,391,179)	(30,773,807)
Net increase (decrease) in share activity	(350,598)	$(6,998,711)	2,055,126	$27,804,693

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Small Cap Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with feewaivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$17.64	$0.01	$0.18	$0.19	$—	$—	$—	$17.83	1.08%	$156,448	1.06	%(d)	1.06	%(d)	0.16	%(d)	19%
Year ended 12/31/15	23.64	0.00	(1.27)	(1.27)	—	(4.73)	(4.73)	17.64	(5.52)	166,407	1.04		1.04		0.02		31
Year ended 12/31/14	25.44	(0.04)	0.47	0.43	—	(2.23)	(2.23)	23.64	2.36	203,963	1.05		1.05		(0.17)		45
Year ended 12/31/13	18.69	(0.04)	7.02	6.98	(0.00)	(0.23)	(0.23)	25.44	37.47	262,261	1.05		1.05		(0.17)		35
Year ended 12/31/12	16.41	0.01	2.27	2.28	—	—	—	18.69	13.89	205,566	1.06		1.06		0.05		36
Year ended 12/31/11	16.53	(0.05)	(0.07)	(0.12)	—	—	—	16.41	(0.73)	217,287	1.06		1.06		(0.27)		61
Series II
Six months ended 06/30/16	16.96	(0.01)	0.17	0.16	—	—	—	17.12	0.94	135,131	1.31	(d)	1.31	(d)	(0.09	)(d)	19
Year ended 12/31/15	22.97	(0.05)	(1.23)	(1.28)	—	(4.73)	(4.73)	16.96	(5.74)	128,614	1.29		1.29		(0.23)		31
Year ended 12/31/14	24.85	(0.10)	0.45	0.35	—	(2.23)	(2.23)	22.97	2.08	145,505	1.30		1.30		(0.42)		45
Year ended 12/31/13	18.31	(0.09)	6.86	6.77	—	(0.23)	(0.23)	24.85	37.08	134,526	1.30		1.30		(0.42)		35
Year ended 12/31/12	16.11	(0.03)	2.23	2.20	—	—	—	18.31	13.66	83,096	1.31		1.31		(0.20)		36
Year ended 12/31/11	16.27	(0.09)	(0.07)	(0.16)	—	—	—	16.11	(0.98)	54,691	1.31		1.31		(0.52)		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $158,213 and $128,583 for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,010.80	$5.30	$1,019.59	$5.32	1.06%
Series II	1,000.00	1,009.40	6.54	1,018.35	6.57	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Small Cap Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which met throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Small-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Small Cap Equity Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three mutual funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco

Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Small Cap Equity Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VITEC-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-8.92%
Series II Shares	-9.05
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)*	-2.66
S&P 500 Index▼ (Former Broad Market Index)*	3.84
The BofA Merrill Lynch 100 Technology Index (price only)¢ (Former Style-Specific Index)*	0.35
Lipper VUF Science & Technology Funds Classification Average¿ (Peer Group)	0.23

Source(s): ▼FactSet Research Systems Inc.; ¢Bloomberg LP; ¿Lipper Inc.

* The Fund has elected to use the NASDAQ Composite Index as its broad market/style-specific index rather than the S&P 500 Index as its broad market index and The BofA Merrill Lynch 100 Technology Index as its style-specific index, because the NASDAQ Composite Index more closely reflects the performance of the types of securities in which the Fund invests.

The NASDAQ Composite Index is a broad-based, capitalization-weighted, total return index of all Nasdaq domestic and international based common type stocks listed on the Nasdaq stock market.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The BofA Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (5/20/97)	4.47%
10 Years	6.09
5 Years	6.26
1 Year	-6.18

Series II Shares
Inception (4/30/04)	5.84%
10 Years	5.83
5 Years	6.00
1 Year	-6.37

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.15% and 1.40%, respectively.

The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.90%
Aerospace & Defense–4.15%
Raytheon Co.	29,186	$3,967,837

Application Software–2.48%
salesforce.com, inc.(b)	29,911	2,375,232

Biotechnology–12.94%
Alexion Pharmaceuticals, Inc.(b)	6,238	728,349
Alkermes PLC(b)	48,245	2,085,149
Amgen Inc.	10,255	1,560,298
Biogen Inc.(b)	3,540	856,043
Celgene Corp.(b)	32,463	3,201,826
Gilead Sciences, Inc.	35,532	2,964,079
Vertex Pharmaceuticals Inc.(b)	11,381	978,994
		12,374,738

Cable & Satellite–3.63%
Charter Communications, Inc.–Class A(b)	3,223	736,906
DISH Network Corp.–Class A(b)	52,247	2,737,743
		3,474,649

Communications Equipment–0.63%
Palo Alto Networks, Inc.(b)	4,944	606,332

Consumer Electronics–3.76%
Harman International Industries, Inc.	18,435	1,324,002
Sony Corp. (Japan)	77,800	2,277,124
		3,601,126

Data Processing & Outsourced Services–8.03%
First Data Corp.–Class A(b)	56,937	630,293
MasterCard, Inc.–Class A	29,398	2,588,788
Vantiv, Inc.–Class A(b)	14,062	795,909
Visa Inc.–Class A	49,394	3,663,553
		7,678,543

Health Care Equipment–1.87%
Medtronic PLC	20,631	1,790,152

Home Entertainment Software–7.27%
Activision Blizzard, Inc.	82,952	3,287,388
Electronic Arts Inc.(b)	22,603	1,712,403
Nintendo Co., Ltd. (Japan)	6,900	984,623
Take-Two Interactive Software, Inc.(b)	25,554	969,007
		6,953,421

Internet Retail–8.99%
Amazon.com, Inc.(b)	8,827	6,316,778
Netflix Inc.(b)	9,817	898,059
Priceline Group Inc. (The)(b)	1,109	1,384,487
		8,599,324

	Shares	Value
Internet Software & Services–16.46%
Alibaba Group Holding Ltd.–ADR (China)(b)	7,383	$587,170
Alphabet Inc.–Class A(b)	8,660	6,092,570
Alphabet Inc.–Class C(b)	3,199	2,214,028
Facebook Inc.–Class A(b)	59,935	6,849,371
		15,743,139

IT Consulting & Other Services–0.56%
Cognizant Technology Solutions Corp.–Class A(b)	9,331	534,106

Life Sciences Tools & Services–2.62%
Thermo Fisher Scientific, Inc.	16,955	2,505,271

Managed Health Care–0.80%
UnitedHealth Group Inc.	5,419	765,163

Pharmaceuticals–4.98%
Allergan PLC(b)	6,264	1,447,548
Bristol-Myers Squibb Co.	30,864	2,270,047
Eli Lilly and Co.	13,317	1,048,714
		4,766,309

Semiconductors–8.03%
Broadcom Ltd. (Singapore)	25,443	3,953,842
Integrated Device Technology, Inc.(b)	78,601	1,582,238
NXP Semiconductors N.V. (Netherlands)(b)	27,450	2,150,433
		7,686,513

Systems Software–5.33%
Microsoft Corp.	83,773	4,286,664
ServiceNow, Inc.(b)	12,254	813,666
		5,100,330

Technology Hardware, Storage & Peripherals–4.39%
Apple Inc.	43,967	4,203,245

Wireless Telecommunication Services–1.98%
Sprint Corp.(b)	417,684	1,892,109
Total Common Stocks & Other Equity Interests (Cost $68,779,185)		94,617,539

Money Market Funds–1.84%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	879,652	879,652
Premier Portfolio–Institutional Class, 0.40%(c)	879,652	879,652
Total Money Market Funds (Cost $1,759,304)		1,759,304
TOTAL INVESTMENTS–100.74% (Cost $70,538,489)		96,376,843
OTHER ASSETS LESS LIABILITIES–(0.74)%		(703,942)
NET ASSETS–100.00%		$95,672,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Information Technology	53.2%
Health Care	23.2
Consumer Discretionary	16.4
Industrials	4.1
Telecommunication Services	2.0
Money Market Funds Plus Other Assets Less Liabilities	1.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $68,779,185)	$94,617,539
Investments in affiliated money market funds, at value and cost	1,759,304
Total investments, at value (Cost $70,538,489)	96,376,843
Foreign currencies, at value (Cost $10,361)	10,425
Receivable for:
Fund shares sold	31,025
Dividends	14,697
Investment for trustee deferred compensation and retirement plans	60,460
Total assets	96,493,450

Liabilities:
Payable for:
Investments purchased	518,982
Fund shares reacquired	97,372
Accrued fees to affiliates	123,667
Accrued trustees’ and officers’ fees and benefits	640
Accrued other operating expenses	13,205
Trustee deferred compensation and retirement plans	66,683
Total liabilities	820,549
Net assets applicable to shares outstanding	$95,672,901

Net assets consist of:
Shares of beneficial interest	$66,559,676
Undistributed net investment income (loss)	(230,154)
Undistributed net realized gain	3,504,961
Net unrealized appreciation	25,838,418
$95,672,901

Net Assets:
Series I	$88,623,675
Series II	$7,049,226

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,167,160
Series II	427,770
Series I:
Net asset value per share	$17.15
Series II:
Net asset value per share	$16.48

Investment income:
Dividends (net of foreign withholding taxes of $531)	$392,796
Dividends from affiliated money market funds (includes securities lending income of $527)	5,225
Total investment income	398,021

Expenses:
Advisory fees	367,263
Administrative services fees	145,382
Custodian fees	2,531
Distribution fees — Series II	8,846
Transfer agent fees	9,019
Trustees’ and officers’ fees and benefits	10,714
Reports to shareholders	1,493
Professional services fees	16,362
Other	1,033
Total expenses	562,643
Less: Fees waived	(1,865)
Net expenses	560,778
Net investment income (loss)	(162,757)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(709,632)
Foreign currencies	131
(709,501)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(9,520,638)
Foreign currencies	(41)
(9,520,679)
Net realized and unrealized gain (loss)	(10,230,180)
Net increase (decrease) in net assets resulting from operations	$(10,392,937)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(162,757)	$(602,316)
Net realized gain (loss)	(709,501)	4,389,402
Change in net unrealized appreciation (depreciation)	(9,520,679)	3,449,118
Net increase (decrease) in net assets resulting from operations	(10,392,937)	7,236,204

Distributions to shareholders from net realized gains:
Series l	—	(10,432,483)
Series ll	—	(803,764)
Total distributions from net realized gains	—	(11,236,247)

Share transactions–net:
Series l	(8,969,410)	6,278,886
Series ll	(264,788)	3,689,985
Net increase (decrease) in net assets resulting from share transactions	(9,234,198)	9,968,871
Net increase (decrease) in net assets	(19,627,135)	5,968,828

Net assets:
Beginning of period	115,300,036	109,331,208
End of period (includes undistributed net investment income (loss) of $(230,154) and $(67,397), respectively)	$95,672,901	$115,300,036

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Technology Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Technology Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

Invesco V.I. Technology Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $1,865.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,863 for accounting and fund administrative services and reimbursed $120,519 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $126 brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Technology Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$93,115,096	$3,261,747	$—	$96,376,843

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $19,304,634 and $28,335,495, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$29,700,515
Aggregate unrealized (depreciation) of investment securities	(4,023,596)
Net unrealized appreciation of investment securities	$25,676,919

Cost of investments for tax purposes is $70,699,924.

Invesco V.I. Technology Fund

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	307,598	$5,228,440	937,510	$18,643,275
Series II	15,929	255,222	169,083	3,299,652

Issued as reinvestment of dividends:
Series I	—	—	596,483	10,432,483
Series II	—	—	47,730	803,764

Reacquired:
Series I	(836,218)	(14,197,850)	(1,131,990)	(22,796,872)
Series II	(32,162)	(520,010)	(22,460)	(413,431)
Net increase (decrease) in share activity	(544,853)	$(9,234,198)	596,356	$9,968,871

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$18.83	$(0.03)	$(1.65)	$(1.68)	$—	$—	$—	$17.15	(8.92)%	$88,624	1.13	%(d)	1.13	%(d)	(0.32	)%(d)	20%
Year ended 12/31/15	19.75	(0.11)	1.29	1.18	—	(2.10)	(2.10)	18.83	6.82	107,257	1.15		1.15		(0.53)		61
Year ended 12/31/14	19.42	(0.13)	2.20	2.07	—	(1.74)	(1.74)	19.75	11.05	104,556	1.16		1.16		(0.65)		77
Year ended 12/31/13	16.87	(0.07)	4.19	4.12	—	(1.57)	(1.57)	19.42	25.14	103,151	1.17		1.17		(0.40)		45
Year ended 12/31/12	15.16	(0.07)	1.78	1.71	—	—	—	16.87	11.28	95,371	1.16		1.16		(0.42)		42
Year ended 12/31/11	16.00	(0.10)	(0.71)	(0.81)	(0.03)	—	(0.03)	15.16	(5.05)	100,579	1.12		1.12		(0.62)		41
Series II
Six months ended 06/30/16	18.12	(0.05)	(1.59)	(1.64)	—	—	—	16.48	(9.05)	7,049	1.38	(d)	1.38	(d)	(0.57	)(d)	20
Year ended 12/31/15	19.13	(0.15)	1.24	1.09	—	(2.10)	(2.10)	18.12	6.56	8,043	1.40		1.40		(0.78)		61
Year ended 12/31/14	18.90	(0.17)	2.14	1.97	—	(1.74)	(1.74)	19.13	10.82	4,775	1.41		1.41		(0.90)		77
Year ended 12/31/13	16.50	(0.12)	4.09	3.97	—	(1.57)	(1.57)	18.90	24.79	3,200	1.42		1.42		(0.65)		45
Year ended 12/31/12	14.86	(0.11)	1.75	1.64	—	—	—	16.50	11.04	2,118	1.41		1.41		(0.67)		42
Year ended 12/31/11	15.71	(0.14)	(0.70)	(0.84)	(0.01)	—	(0.01)	14.86	(5.32)	1,613	1.37		1.37		(0.87)		41

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $91,359 and $7,116 for Series I and Series II shares, respectively.

Note 10—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (06/30/16)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$910.80	$5.37	$1,019.24	$5.67	1.13%
Series II	1,000.00	909.50	6.55	1,018.00	6.92	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective July 1, 2016, Invesco has agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 1.03% and 1.28%, for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.89 and $6.08 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.17 and $6.42 for Series I and Series II shares, respectively.

Invesco V.I. Technology Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Technology Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Science & Technology Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. Invesco Advisers advised the Board that the portfolio management team had changed in 2014 and

Invesco V.I. Technology Fund

the benchmark had changed in 2015 to better align with the investment process of the team. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rates of two such mutual funds. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Technology Fund

Semiannual Report to Shareholders	June 30, 2016

Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIVOPP-SAR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/15 to 6/30/16, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-4.99%
Series II Shares	-5.01
S&P 500 Index▼ (Broad Market Index)	3.84
S&P 1500 Value Index▼ (Style-Specific Index)	6.62
Lipper VUF Multi-Cap Value Funds Index¢ (Peer Group Index)	5.14

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The S&P 1500 Value Index combines the value stocks of the S&P 500 Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index.

The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value variable insurance underlying funds tracked by Lipper.

The S&P MidCap 400® Index is an unmanaged index considered representative of mid-sized US companies.

The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap US stocks.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/16

Series I Shares
Inception (9/10/01)	2.92%
10 Years	1.91
5 Years	6.05
1 Year	-15.81

Series II Shares
Inception (9/10/01)	2.67%
10 Years	1.66
5 Years	5.80
1 Year	-15.90

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

June 30, 2016

(Unaudited)

	Shares	Value
Common Stocks–93.40%
Advertising–1.84%
Omnicom Group Inc.	27,615	$2,250,346

Asset Management & Custody Banks–4.58%
Affiliated Managers Group, Inc.(b)	39,840	5,608,277

Auto Parts & Equipment–5.18%
Dana Holding Corp.	301,700	3,185,952
Gentex Corp.	204,451	3,158,768
		6,344,720

Building Products–0.25%
Owens Corning	5,888	303,350

Construction & Engineering–4.59%
AECOM(b)	176,704	5,613,886

Consumer Electronics–2.29%
Harman International Industries, Inc.	39,000	2,800,980

Consumer Finance–3.38%
Synchrony Financial(b)	163,432	4,131,561

Diversified Banks–11.35%
Bank of America Corp.	281,502	3,735,532
Citigroup Inc.	95,372	4,042,819
JPMorgan Chase & Co.	94,060	5,844,888
Wells Fargo & Co.	5,685	269,071
		13,892,310

Electronic Components–5.61%
Belden Inc.	113,756	6,867,450

Electronic Equipment & Instruments–2.35%
FLIR Systems, Inc.	92,800	2,872,160

Electronic Manufacturing Services–1.22%
Flextronics International Ltd.(b)	127,000	1,498,600

Health Care Facilities–2.23%
Brookdale Senior Living Inc.(b)	176,973	2,732,463

Health Care Supplies–1.31%
Alere, Inc.(b)	38,424	1,601,512

Hotels, Resorts & Cruise Lines–1.02%
Carnival Corp.	28,300	1,250,860

Human Resource & Employment Services–1.79%
ManpowerGroup Inc.	34,000	2,187,560

Investment Banking & Brokerage–7.63%
E*TRADE Financial Corp.(b)	87,500	2,055,375
LPL Financial Holdings, Inc.	148,019	3,334,868
TD Ameritrade Holding Corp.	138,500	3,943,788
		9,334,031

	Shares	Value
Life & Health Insurance–6.49%
Aflac, Inc.	18,334	$1,322,981
MetLife, Inc.	76,317	3,039,706
Unum Group	112,812	3,586,294
		7,948,981

Managed Health Care–1.47%
Anthem, Inc.	13,700	1,799,358

Oil & Gas Equipment & Services–3.50%
Halliburton Co.	31,200	1,413,048
Weatherford International PLC(b)	516,850	2,868,518
		4,281,566

Oil & Gas Exploration & Production–2.06%
Apache Corp.	45,300	2,521,851

Personal Products–0.77%
Nu Skin Enterprises, Inc.–Class A	20,467	945,371

Pharmaceuticals–2.02%
Novartis AG (Switzerland)	23,552	1,937,774
Pfizer Inc.	15,176	534,347
		2,472,121

Property & Casualty Insurance–3.03%
AmTrust Financial Services, Inc.	151,202	3,704,449

Real Estate Services–2.04%
Realogy Holdings Corp.(b)	86,166	2,500,537

Regional Banks–4.88%
First Horizon National Corp.	140,600	1,937,468
SVB Financial Group(b)	13,400	1,275,144
Zions Bancorp.	109,739	2,757,741
		5,970,353

Semiconductor Equipment–2.23%
Lam Research Corp.	32,400	2,723,544

Semiconductors–2.85%
ON Semiconductor Corp.(b)	395,600	3,489,192

Steel–2.51%
Allegheny Technologies, Inc.	240,900	3,071,475

Systems Software–2.93%
Oracle Corp.	87,595	3,585,263
Total Common Stocks (Cost $119,822,739)		114,304,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Money Market Funds–5.53%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	3,385,320	$3,385,320
Premier Portfolio–Institutional Class, 0.40%(c)	3,385,320	3,385,320
Total Money Market Funds (Cost $6,770,640)		6,770,640
TOTAL INVESTMENTS–98.93% (Cost $126,593,379)		121,074,767
OTHER ASSETS LESS LIABILITIES–1.07%		1,314,152
NET ASSETS–100.00%		$122,388,919

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2016

Financials	43.4%
Information Technology	17.2
Consumer Discretionary	10.3
Health Care	7.0
Industrials	6.6
Energy	5.6
Materials	2.5
Consumer Staples	0.8
Money Market Funds Plus Other Assets Less Liabilities	6.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

June 30, 2016

(Unaudited)

Statement of Operations

For the six months ended June 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $119,822,739)	$114,304,127
Investments in affiliated money market funds, at value and cost	6,770,640
Total investments, at value (Cost $126,593,379)	121,074,767
Foreign currencies, at value (Cost $1,402)	1,513
Receivable for:
Investments sold	1,913,417
Fund shares sold	259,326
Dividends	115,293
Investment for trustee deferred compensation and retirement plans	99,320
Other assets	889
Total assets	123,464,525

Liabilities:
Payable for:
Investments purchased	704,517
Fund shares reacquired	47,788
Accrued fees to affiliates	189,716
Accrued trustees’ and officers’ fees and benefits	650
Accrued other operating expenses	20,805
Trustee deferred compensation and retirement plans	112,130
Total liabilities	1,075,606
Net assets applicable to shares outstanding	$122,388,919

Net assets consist of:
Shares of beneficial interest	$92,764,572
Undistributed net investment income	430,519
Undistributed net realized gain	34,714,844
Net unrealized appreciation (depreciation)	(5,521,016)
$122,388,919

Net Assets:
Series I	$73,987,747
Series II	$48,401,172

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	9,953,201
Series II	6,541,860
Series I:
Net asset value per share	$7.43
Series II:
Net asset value per share	$7.40

Investment income:
Dividends (net of foreign withholding taxes of $9,643)	$935,882
Dividends from affiliated money market funds	8,201
Total investment income	944,083

Expenses:
Advisory fees	444,117
Administrative services fees	182,378
Custodian fees	4,630
Distribution fees — Series II	63,327
Transfer agent fees	13,658
Trustees’ and officers’ fees and benefits	10,572
Reports to shareholders	1,854
Professional services fees	22,284
Other	4,243
Total expenses	747,063
Less: Fees waived	(2,545)
Net expenses	744,518
Net investment income	199,565

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,502,810)
Foreign currencies	(355)
(3,503,165)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,452,335)
Foreign currencies	1,769
(3,450,566)
Net realized and unrealized gain (loss)	(6,953,731)
Net increase (decrease) in net assets resulting from operations	$(6,754,166)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2016 and the year ended December 31, 2015

(Unaudited)

	June 30, 2016	December 31, 2015
Operations:
Net investment income	$199,565	$683,206
Net realized gain (loss)	(3,503,165)	40,172,220
Change in net unrealized appreciation (depreciation)	(3,450,566)	(57,752,481)
Net increase (decrease) in net assets resulting from operations	(6,754,166)	(16,897,055)

Distributions to shareholders from net investment income:
Series I	—	(2,559,400)
Series ll	—	(1,443,446)
Total distributions from net investment income	—	(4,002,846)

Distributions to shareholders from net realized gains:
Series l	—	(7,184,178)
Series ll	—	(4,742,937)
Total distributions from net realized gains	—	(11,927,115)

Share transactions–net:
Series l	(5,808,069)	(7,096,221)
Series ll	(3,825,024)	(12,382,949)
Net increase (decrease) in net assets resulting from share transactions	(9,633,093)	(19,479,170)
Net increase (decrease) in net assets	(16,387,259)	(52,306,186)

Net assets:
Beginning of period	138,776,178	191,082,364
End of period (includes undistributed net investment income of $430,519 and $230,954, respectively)	$122,388,919	$138,776,178

Notes to Financial Statements

June 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Value Opportunities Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Value Opportunities Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Invesco V.I. Value Opportunities Fund

For the six months ended June 30, 2016, the effective advisory fees incurred by the Fund was 0.695%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2016, the Adviser waived advisory fees of $2,545.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the six months ended June 30, 2016, Invesco was paid $24,863 for accounting and fund administrative services and reimbursed $157,515 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2016, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2016, the Fund incurred $575 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$119,136,993	$1,937,774	$—	$121,074,767

Invesco V.I. Value Opportunities Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2016, the Fund engaged in securities purchases of $160,745.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2016 was $21,580,083 and $36,766,431, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,889,649
Aggregate unrealized (depreciation) of investment securities	(17,941,654)
Net unrealized appreciation (depreciation) of investment securities	$(6,052,005)

Cost of investments for tax purposes is $127,126,772.

Invesco V.I. Value Opportunities Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2016(a)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Series I	215,377	$1,637,095	222,458	$2,046,113
Series II	105,468	760,380	283,180	2,554,872

Issued as reinvestment of dividends:
Series I	—	—	1,263,759	9,743,578
Series II	—	—	804,471	6,186,383

Reacquired:
Series I	(987,051)	(7,445,164)	(2,030,461)	(18,885,912)
Series II	(605,005)	(4,585,404)	(2,241,197)	(21,124,204)
Net increase (decrease) in share activity	(1,271,211)	$(9,633,093)	(1,697,790)	$(19,479,170)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/16	$7.82	$0.02		$(0.41)	$(0.39)	$—	$—	$—	$7.43	(4.99)%	$73,988	1.07	%(d)	1.07	%(d)	0.41	%(d)	17%
Year ended 12/31/15	9.84	0.05		(1.09)	(1.04)	(0.26)	(0.72)	(0.98)	7.82	(10.40)	83,889	1.04		1.04		0.51		82
Year ended 12/31/14	9.36	0.18	(e)	0.44	0.62	(0.14)	—	(0.14)	9.84	6.62	110,865	1.03		1.04		1.87	(e)	15
Year ended 12/31/13	7.10	0.10		2.28	2.38	(0.12)	—	(0.12)	9.36	33.75	130,146	1.01		1.02		1.24		17
Year ended 12/31/12	6.12	0.09		0.99	1.08	(0.10)	—	(0.10)	7.10	17.70	130,383	1.01		1.02		1.37		9
Year ended 12/31/11	6.38	0.08		(0.28)	(0.20)	(0.06)	—	(0.06)	6.12	(3.05)	135,644	1.00		1.00		1.28		15
Series II
Six months ended 06/30/16	7.79	0.01		(0.40)	(0.39)	—	—	—	7.40	(5.01)	48,401	1.32	(d)	1.32	(d)	0.16	(d)	17
Year ended 12/31/15	9.79	0.02		(1.08)	(1.06)	(0.22)	(0.72)	(0.94)	7.79	(10.65)	54,887	1.29		1.29		0.26		82
Year ended 12/31/14	9.31	0.15	(e)	0.44	0.59	(0.11)	—	(0.11)	9.79	6.39	80,217	1.28		1.29		1.62	(e)	15
Year ended 12/31/13	7.07	0.08		2.26	2.34	(0.10)	—	(0.10)	9.31	33.27	103,800	1.26		1.27		0.99		17
Year ended 12/31/12	6.08	0.07		1.00	1.07	(0.08)	—	(0.08)	7.07	17.66	98,014	1.26		1.27		1.12		9
Year ended 12/31/11	6.34	0.06		(0.28)	(0.22)	(0.04)	—	(0.04)	6.08	(3.39)	103,538	1.25		1.25		1.03		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $77,565 and $50,940 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.12 and 1.23% and $0.09 and 0.98% for Series I and Series II, respectively.

Note 11—Subsequent Event

Effective July 1, 2016, Invesco agreed to reduce any reimbursement made by the Fund to Invesco for administration services fees paid by Invesco to those insurance companies that have agreed to provide services to the participants of separate accounts to an amount not to exceed 0.15% of average daily net assets.

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/16)	Expenses Paid During Period[2]
Series I	$1,000.00	$950.10	$5.19	$1,019.54	$5.37	1.07%
Series II	1,000.00	949.90	6.40	1,018.30	6.62	1.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 through June 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Value Opportunities Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Multi-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted portfolio management changes that had been made to the Fund over the last year. The Trustees also reviewed more recent Fund

Invesco V.I. Value Opportunities Fund

performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund advised by Invesco Advisers using a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

Invesco V.I. Value Opportunities Fund

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. PricewaterhouseCoopers LLP confirmed that the circumstances which called into question its independence under the Loan Rule with respect to the audits of the Funds are substantially similar to circumstances described in the no action letter. PricewaterhouseCoopers LLP also concluded that its objectivity and impartiality was not impaired with respect to the planning for and execution of the Funds’ audits and that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP have concluded that PricewaterhouseCoopers LLP can continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex intends to rely upon the no-action letter

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund will need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of August 12, 2016 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 26, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 26, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	August 26, 2016

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.